                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

               NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE

                             PROSPECTUS-MAY 1, 2011

     A FLEXIBLE PREMIUM LIFE INSURANCE CONTRACT OFFERED TO INDIVIDUALS UNDER
      NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

     Please use the following addresses to send Policy premium payments and service requests:

SERVICE OFFICE:
New York Life Insurance and Annuity
Corporation
NYLIFE Distributors LLC
Attention: Executive Benefits
11400 Tomahawk Creek Parkway, Suite
200
Leawood, KS 66211
Telephone: (913) 906-4000




     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

     This prospectus is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information ("SAI") other than as contained in these materials or any attached supplements to them or in any supplemental sales material we authorize.

                                TABLE OF CONTENTS


                                       PAGE
                                       ----

Summary of Benefits and Risks......       4
  Benefits.........................       4
  Risks............................       5
Table of Fees and Expenses.........       7
Definitions........................       9
Management and Organization........      10
     Insurer.......................      10
     Your Policy...................      10
     About the Separate Account....      11
  Our Rights.......................      11
     The Fixed Account.............      11
     Interest Crediting............      12
     How to Reach Us for Policy
       Services....................      12
     Funds and Eligible
       Portfolios..................      12
     Investment Return.............      14
     Voting........................      15
Charges Associated with the
  Policy...........................      15
  Deductions from Premiums.........      15
     Sales Expense Charge..........      15
     State Premium Tax Charge......      15
     Federal Premium Tax Charge....      16
  Deductions from Cash Value.......      16
     Monthly Contract Charge.......      16
     Charge for Cost of Insurance..      16
     Rider Charges.................      16
     Loan Charges..................      16
  Separate Account Charges.........      17
     Mortality and Expense Risk
       Charge......................      17
     Charges for Federal Income
       Taxes.......................      17
     Fund Charges..................      17
  Transaction Charges..............      17
     Partial Withdrawal Charge (and
       Surrender Charge)...........      17
     Transfer Fee..................      17
     Surrender Charges.............      17
     Surrender Charge Limits.......      18
     How the Policy Works..........      18
Description of the Policy..........      19
  The Parties......................      19
     Policyowner...................      19
     Insured.......................      19
     Beneficiary...................      19
  The Policy.......................      19
     How the Policy is Available...      19
     Policy Premiums...............      19
  Cash Value and Cash Surrender
     Value.........................      20
     Cash Value....................      20
     Cash Surrender Value..........      20
  Investment Divisions and the
     Fixed Account.................      20
     Amount in the Separate
       Account.....................      20
     Amount in the Fixed Account...      20
     Transfers Among Investment
       Divisions and the Fixed
       Account.....................      21
  Limits on Transfers..............      21
     Procedures Designed to Limit
       Potentially Harmful
       Transfers...................      21
     Risks Associated with
       Potentially Harmful
       Transfers...................      22
  Additional Benefits through
     Riders........................      23
  Tax-Free "Section 1035" Insurance
     Policy Exchanges..............      23
  24 Month Exchange Privilege......      23
Premiums...........................      23
     Planned Premium...............      24
     Unplanned Premium.............      24
     Risk of Minimally Funded
       Policies....................      24
     Timing and Valuation..........      25
     Free Look.....................      25
     Premium Payments..............      25
     Premium Payments Returned for
       Insufficient Funds..........      25
Policy Payment Information.........      26
     When Life Insurance Coverage
       Begins......................      26
     Changing the Face Amount of
       Your Policy.................      26
     Policy Proceeds...............      26
     Beneficiaries or Payees.......      26
     When We Pay Policy Proceeds...      27
     Death Claims..................      28
     Electing or Changing a Payment
       Option......................      28
     Life Insurance Benefit
       Options.....................      29
     The Effect of Investment
       Performance on the Death
       Benefit.....................      31
     Changing Your Life Insurance
       Benefit Option..............      32
Additional Policy Provisions.......      32
     Limits on Our Rights to
       Challenge Your Policy.......      32
     Suicide.......................      32
     Misstatement of Age or
       Gender......................      32
     Assignment....................      32
Partial Withdrawals and
  Surrenders.......................      33
  Partial Withdrawals..............      33
     Requesting a Partial
       Withdrawal..................      33
     The Effect of a Partial
       Withdrawal..................      33
  Surrenders.......................      34
     Cash Surrender Value..........      34
     Requesting a Surrender........      34
     When the Surrender is
       Effective...................      34
     Surrender Charges.............      34
Loans..............................      34
     Loan Account..................      34
     Interest on Value in Loan
       Account.....................      35
     Loan Interest.................      35
     When Loan Interest is Due.....      35

                                       PAGE
                                       ----
     Loan Repayment................      35
     Excess Loan Condition.........      36
     The Effect of a Policy Loan...      36
Termination and Reinstatement......      36
     Late Period...................      36
     Reinstatement Option..........      37
Federal Income Tax Considerations..      38
     Our Intent....................      38
     Tax Status of NYLIAC and the
       Separate Account............      38
     Charges for Taxes.............      38
     Diversification Standards and
       Control Issues..............      38
     Life Insurance Status of
       Policy......................      39
     IRC Section 101(j)--Impact on
       Employer-Owned Policies.....      39
     Modified Endowment Contract
       Status......................      40
     Status of the Policy After the
       Insured is Age 95...........      41
     Policy Surrenders and Partial
       Withdrawals.................      41
     3.8 Percent Medicare Tax on
       Certain Investment Income...      41
     Policy Loans and Interest
       Deductions..................      42
     Corporate Owners..............      42
     Exchanges or Assignments of
       Policies....................      42
     Reasonableness Requirements
       for Charges.................      42
     Other Tax Issues..............      43
     Withholding...................      43
Distribution and Compensation
  Arrangements.....................      43
Legal Proceedings..................      44
Records and Reports................      44
Financial Statements...............      44
State Variations...................      45
Appendix A.........................     A-1
Appendix B Illustration............     B-1
Obtaining Additional Information...      46


     THE POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. IN CERTAIN JURISDICTIONS, DIFFERENT PROVISIONS MAY APPLY TO THE POLICY. PLEASE REFER TO THE POLICY OR ASK YOUR REGISTERED REPRESENTATIVE FOR DETAILS REGARDING YOUR PARTICULAR POLICY.

                          SUMMARY OF BENEFITS AND RISKS

     The following is a brief summary of certain features of NYLIAC Corporate Sponsored Variable Universal Life ("CSVUL"). Many benefits of CSVUL have a corresponding risk, and both benefits and risks should be considered before you purchase a policy. More complete and detailed information regarding these features is discussed later in this prospectus and in the SAI.

                                    BENEFITS

PROTECTION

     CSVUL offers you the protection of permanent life insurance which can, over time, become a valuable asset.

     CSVUL provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation. Your premium payments, less any applicable charges, are added to the Investment Divisions and Fixed Account according to your instructions. The Cash Value of the policy is based on:

         -- the amount in and performance of each Investment Division of the Separate Account;

         -- the amount in and rate of interest credited to the Fixed Account and Loan Account if any.

     With CSVUL, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate life insurance policy.

FLEXIBLE PREMIUMS

     Other than the required initial minimum premium payment, CSVUL premium payments are flexible; you can select the timing and amount of premium you pay, within limits. As long as the Cash Surrender Value is sufficient to cover the policy's monthly deductions, you can increase, decrease, or stop making premium payments to meet your changing needs.

LIQUIDITY THROUGH LOANS

     Using the policy as sole security, any time after the first policy anniversary, You may make a request to borrow up to the loan value of the policy. Unless otherwise provided in your policy, the loan value on any given date is equal to 90% of the Cash Surrender Value, less any Policy Debt.

LIQUIDITY THROUGH WITHDRAWALS

     You may withdraw an amount up to the Cash Surrender Value of your policy. Partial withdrawals will reduce the policy's Cash Value and your Life Insurance Benefit. We will not allow a partial withdrawal for an amount that would cause your policy to fall below the policy's minimum Face Amount. Charges may be assessed on the withdrawal. Partial withdrawals can result in a taxable event.

     Partial withdrawal requests must be made in writing and sent to the Service Office listed on the first page of this prospectus. (See "Partial Withdrawals and Surrenders -- Partial Withdrawals".)

ALLOCATION ALTERNATIVES

     After we deduct the sales expense, state tax, and federal tax charges from your premium, the policyowner may allocate the remaining amount among the 18 Allocation Alternatives.

CHANGE THE AMOUNT OF COVERAGE

     With CSVUL, you may request an increase or decrease in the policy's Face Amount. In order to request an increase or decrease of the policy's Face Amount, you must send a written request, in a form acceptable to us, to the Service Office at the address listed on the first page of this prospectus. Increases are subject to underwriting and our approval. Contestability and Suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will result in additional cost of insurance charges and a new seven year testing period for modified endowment contract status. In addition, an increase in Face Amount may result in an increase in the Surrender Charge Premium. We may limit any increase in the Face Amount of your policy. Under certain circumstances, it may be advantageous to purchase additional insurance through our term insurance rider rather than increasing your Face Amount under your policy.

TWO LIFE INSURANCE BENEFIT OPTIONS

     CSVUL offers two different Life Insurance Benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the death benefit will be paid.

         -- Option 1--a death benefit equal to the greater of (i) the Face
            Amount of the policy, or (ii) the Cash Value multiplied by the percentage of the appropriate IRC Section 7702 table.

         -- Option 2--a death benefit equal to the greater of (i) the Face
            Amount of the policy, plus the Cash Value, or (ii) the Cash Value multiplied by the percentage of the appropriate IRC Section 7702 table.

     Tax law provisions relating to "employer-owned life insurance contracts" may impact whether and to what extent the life insurance benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the policy in order to ensure that such benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax
Considerations -- Life Insurance Status of Policy -- IRC Section
101(j) -- Impact on Employer-Owned Policies" for more information.

OPTIONAL RIDERS

     CSVUL offers additional insurance coverage through a term rider, the Adjustable Term Insurance Rider. This rider has costs associated with it.

POLICYOWNER SUPPORT

     As a policyowner, you have access to telephone support and your registered representative if you have questions about your CSVUL policy. Certain service requests must be in writing. Specific requirements applicable to any service request are described later in this prospectus.

A HIGHLY-RATED COMPANY

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a subsidiary of New York Life Insurance Company ("NYLIC"). NYLIC has more than 160 years of experience in the offering of insurance products. NYLIAC is a highly-rated insurer. Ratings reflect only NYLIAC's General Account, applicable to the Fixed Account, and are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC's obligations under the policy are subject to its claims-paying ability, and are not backed or guaranteed by NYLIC.

                                      RISKS

INVESTMENT RISK

     While a variable policy has the potential for a higher rate of return than with a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objective.

RISK OF TERMINATION (ESPECIALLY ON MINIMALLY-FUNDED POLICIES)

     Your policy can terminate even if you pay all of the planned premiums on time. When a policy lapses, it has no value and no benefits are paid upon the death of the Insured. Your policy involves risks, including the potential risk of loss of the principal invested. Note that "termination" and "lapse" have the same meaning and effect throughout this prospectus.

     A CSVUL policy with a Cash Surrender Value just sufficient to cover monthly deductions and charges or that is otherwise minimally funded is more likely to be unable to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force, additional premium payments may be required. In addition, by paying only the minimum required monthly premium, you may forego the opportunity to build up significant Cash Value in the policy. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

POTENTIAL FOR INCREASED CHARGES

     The actual charges deducted reflect those shown as current charges on your policy. However, we have the right to increase those charges at any time up to the amount shown as the guaranteed maximum. In addition, we may increase the amount we deduct as a federal or state tax premium charge to reflect changes in tax law. (See "Table of Fees and Expenses" for more information.)

RISK OF TERMINATION FROM POLICY LOANS

     The larger the loan becomes relative to the policy's Cash Value, the greater the risk that the policy's remaining Cash Value will not be sufficient to support the policy's charges and expenses, including any loan interest due, and the greater the risk of the policy terminating. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan.

     A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate charged on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your Cash Value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

     Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. If a policy is a modified endowment contract, a loan may result in taxable income and a penalty tax to you. In addition, if loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event to you. There is a possibility that the IRS may treat a loan as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

TAX RISKS

     The section of this prospectus entitled "Federal Income Tax Considerations" describes a number of tax issues that may arise in connection with the Policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the federal tax law after the Insured becomes age 95 and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; (6) the possibility that the IRS may treat a loan as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount; and (7) the potential that corporate ownership of a policy may affect its exposure to the corporate alternative minimum tax.

CHARGES FOR POLICY SURRENDER

     During the first nine years of the policy, surrender charges apply which act as a deterrent to surrendering the policy. CSVUL is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle.

PORTFOLIO RISKS

     A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund prospectuses.

POTENTIALLY HARMFUL TRANSFER ACTIVITY

     This policy is not designed as a vehicle for market timing. Generally, we require that all transfer requests must be submitted in writing through the U.S. mail or an overnight carrier. In connection with deferred compensation plans, however, we may permit, in certain limited circumstances, transfer requests to be submitted by fax transmission (see "Description of the Policy--Limits on Transfers" for more information). We cannot guarantee that this limit will be effective at preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

         -- Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

         -- increased administrative and Fund brokerage expenses

         -- dilution of the interests of long-term investors

     An underlying Fund portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See "Description of the Policy--Limits on Transfers" for more information on the risks of frequent trading.)

                           TABLE OF FEES AND EXPENSES

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you purchase the policy, surrender the policy, or transfer cash value between investment options.

                                          TRANSACTION FEES
                            WHEN CHARGE
  CHARGE                    IS DEDUCTED                           AMOUNT DEDUCTED

  Sales Expense             When premium       Current: 2.25% of premiums paid
     Charge Imposed      payment is applied    Guaranteed Maximum: 4.50% of premiums paid
     on Premium             up to age 95
     Payments

  Tax Charges:              When premium       All taxes may vary and are subject to tax law
                         payment is applied    changes.
                            up to age 95
     State Premium                             Current: 2.00% of premiums paid
       Tax Charge                              Guaranteed Maximum: 2.00% of premiums paid, subject
                                               to changes in state tax laws

     Federal Premium                           Current: 1.25% of premiums paid
       Tax Charge                              Guaranteed Maximum: 1.25% of premiums paid, subject
                                               to changes in federal tax laws

  Surrender             At time of complete    Current and Guaranteed Maximum: 32.5% of the
     Charge(1)             surrender or a      Surrender Charge Premium
                          decrease in Base
                            Face Amount

  Partial Withdrawal     At time of partial    Current: Lesser of $25 or 2.00% of amounts of
     Charge                  withdrawal        withdrawal
                                               Guaranteed Maximum: $25

  Transfer Fees           Time of transfer     Current: No charge

                                               Guaranteed Maximum: $30 per transfer after 12
                                               transfers in a Policy Year.




---------------

 (1) A table of Surrender Charge Premium Rates Per Thousand appears in Appendix A to this prospectus. In Policy Years 6 and beyond, the current and guaranteed Surrender Charges are reduced as follows: 26% in Policy Year 6; 19.5% in Policy Year 7; 13% in Policy Year 8; 6.5% in Policy Year 9; and 0% thereafter.

     The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund's fees and expenses.

                        PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES
                            WHEN CHARGE
  CHARGE                    IS DEDUCTED                           AMOUNT DEDUCTED

  Cost of Insurance         Each Monthly       Guaranteed Minimum: $0.08 per $1,000 of Net Amount at
     Charge(1)             Deduction Day       Risk
                           until Insured       Guaranteed Maximum: $29.67 per $1,000 of Net Amount
                           reaches age 95      at Risk
                                               Representative Insured: (Male, Age 45-Non-
                                               Smoker): $0.38 per $1,000 of Net Amount
                                               at Risk.(2)
  Monthly Contract          Each Monthly       Current $7.50 ($90 annualized)
     Charge                Deduction Day       Guaranteed Maximum: $9.00 ($108 annualized)
  Mortality and                Daily           Current: 0.30% of the average daily net asset value
     Expense Risk                              of each Investment Division
     Charge                                    Guaranteed Maximum: 0.90% of the average daily net
                                               asset value of each Investment Division
  Riders
  - Adjustable Term     Monthly until rider    Guaranteed Minimum: $0.08 per $1,000 of term
     Insurance                expires          insurance benefit
     Rider(1)                                  Guaranteed Maximum: $29.67 per $1,000 of term
                                               insurance benefit
                                               Representative Insured (Male, Age 45-Non-
                                               Smoker): $0.38 per $1,000 of term
                                               insurance benefit.
  Loan Interest            Monthly while       Current and Guaranteed Maximum: 6.00%
                          loan balance is
                            outstanding



--------
 (1) This cost varies based on characteristics of the Insured and the charge shown may not be representative of the charge you pay. To obtain more information about particular Cost of Insurance and other charges as they apply to your policy, please contact your Registered Representative.
 (2)  "Net Amount at Risk" is equal to the Life Insurance Benefit divided by
      1.0032737 minus the policy's Cash Value. See "Life Insurance Benefit Options" for more information.

     The table below shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2010. Fund expenses may be higher or lower in the future. More information concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.

     FUNDS' ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
                                   ASSETS)(1)

                                                          MINIMUM            MAXIMUM
                                                          -------            -------
  Total Annual Fund Companies' Operating
     Expenses(2)                                           0.35%              1.61%
----------------------------------------------------------------------------------------




 (1) Expressed as a percentage of average net assets for the fiscal year ended December 31, 2010. This information is provided by the Funds and their agents. It is based on 2010 expenses, and it may reflect estimated charges. We have not verified the accuracy of this information.
 (2) Expenses that are deducted from Fund Company assets, including management fees, distribution (12b-1) fees, and other expenses.

                 ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES(#)


------------------------------------------------------------------------------------------------------------
                                                                                                     TOTAL
                                                                           DISTRIBU-                FUND
                                                                             TION                   ANNUAL
                                                              MANAGEMENT    (12B-1)      OTHER     EXPENSE-
                            FUND                                 FEES       FEES(1)    EXPENSES      S(2)
------------------------------------------------------------------------------------------------------------
MainStay VP Bond -- Initial Class                                0.49%       0.00%       0.06%       0.55%
------------------------------------------------------------------------------------------------------------
MainStay VP Cash Management                                      0.44%       0.00%       0.06%       0.50%
------------------------------------------------------------------------------------------------------------
MainStay VP Common Stock -- Initial Class                        0.55%       0.00%       0.06%       0.61%
------------------------------------------------------------------------------------------------------------
MainStay VP Convertible -- Initial Class                         0.60%       0.00%       0.06%       0.66%
------------------------------------------------------------------------------------------------------------
MainStay VP Government -- Initial Class                          0.50%       0.00%       0.06%       0.56%
------------------------------------------------------------------------------------------------------------
MainStay VP Growth Equity -- Initial Class                       0.61%       0.00%       0.05%       0.66%
------------------------------------------------------------------------------------------------------------
MainStay VP High Yield Corporate Bond -- Initial Class           0.56%       0.00%       0.05%       0.61%
------------------------------------------------------------------------------------------------------------
MainStay VP ICAP Select Equity -- Initial Class                  0.76%       0.00%       0.05%       0.81%
------------------------------------------------------------------------------------------------------------
MainStay VP Income Builder -- Initial Class                      0.57%       0.00%       0.08%       0.65%
------------------------------------------------------------------------------------------------------------
MainStay VP International Equity -- Initial Class                0.89%       0.00%       0.09%       0.98%
------------------------------------------------------------------------------------------------------------
MainStay VP S&P 500 Index -- Initial Class                       0.30%       0.00%       0.05%       0.35%
------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) -- Initial Class                   0.56%       0.00%       0.09%       0.65%(a)
------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity-Income -- Initial Class                   0.46%       0.00%       0.10%       0.56%
------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio -- Institutional Shares           0.55%       0.00%       0.03%       0.58%
------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Portfolio -- Institutional Shares          0.59%       0.00%       0.06%       0.65%
------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income Portfolio -- I                       0.85%       0.00%       0.00%       0.85%
------------------------------------------------------------------------------------------------------------
UIF Emerging Markets Equity Portfolio -- Class I                 1.22%       0.00%       0.39%       1.61%(b)


------------------------------------------------------------------------------------------------------------



    Please refer to the applicable fund prospectus for additional information.
    Management Fees may include Advisor and/or Administration Fees.
(1) Because the distribution (12b-1) fee is an ongoing fee, it will increase the cost of your investment and may cost you more than paying other types of sales charges.
(2) Shown as a percentage of average net assets for the fiscal year ended December 31, 2010, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2010 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

(a) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.63%. These offsets may be discontinued at any time.

(b) The Portfolio's adviser, Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses (such as foreign country tax expense and interest expense on amounts borrowed) (but including any 12b-1 fee), will not exceed 1.60% for UIF Emerging Markets Equity Portfolio -- Class II. The fee waivers and/or expense reimbursements are expected to continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.

                                   DEFINITIONS

ACCUMULATION UNIT: An accounting unit we use to calculate the value in the Investment Divisions. We use premiums and transfers allocated to the Investment Divisions to purchase Accumulation Units in those Investment Divisions.

ACCUMULATION VALUE: The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.

ALLOCATION ALTERNATIVES: The 17 Investment Divisions of the Separate Account and the Fixed Account. Policyowners may invest in a total of 18 Allocation Alternatives at any one time.

BASE FACE AMOUNT: The initial face amount shown on page 2 of the policy, plus or minus any changes made to the initial face amount.

BENEFICIARY: The person(s) and/or entity(ies) you name to receive the death benefit after the Insured dies.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. Each "Business Day" is a "Valuation Day."

CASH SURRENDER VALUE: The amount equal to the Cash Value less any surrender charge.

CASH VALUE: The sum of (a) the Accumulation Value, (b) the value of the Fixed Account, and (c) the value in the Loan Account.

CASH VALUE ACCUMULATION TEST ("CVAT") An Internal Revenue Services ("IRS") test to determine whether a policy can be considered life insurance. See "Policy Payment Information--Life Insurance Benefit Options" for more information.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund Portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FACE AMOUNT: Base face amount, plus the face amount of any riders in effect, plus or minus any changes made to the face amount of any riders.

FIXED ACCOUNT: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Assets in the Fixed Account are part of NYLIAC's General Account.

FUND:  An open-end management investment company.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any Net Premium payments you make during the free look period to this account.

GUIDELINE PREMIUM TEST ("GPT"): An IRS test to determine whether a policy can be considered life insurance. See "Policy Payment Information--Life Insurance Benefit Options" for more information.

INSURED:  The person whose life the policy insures.

INVESTMENT DIVISIONS: The 17 divisions of the Separate Account that are available as Allocation Alternatives under the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IRC:  Internal Revenue Code of 1986, as amended.

ISSUE DATE:  The date we issue the policy as specified on the Policy Data Page.

LIFE INSURANCE BENEFIT: The death benefit calculated under the Life Insurance Benefit Option you have chosen.

LOAN ACCOUNT: The account that holds a portion of Cash Value for the purpose of securing any outstanding loans, including accrued interest. It is part of NYLIAC's General Account.

MONTHLY DEDUCTION DAY: The date as of which we deduct your monthly contract charge, cost of insurance charge, and any rider charges from your policy's Cash Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

MORTALITY AND EXPENSE RISK: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

NET AMOUNT AT RISK: The difference between the Life Insurance Benefit and the policy's Cash Value.

NET PREMIUM: Premium you pay less the sales expense, state tax, and federal tax charges.

NON-QUALIFIED POLICY: A policy issued to a person or an entity (other than an employee benefit plan that qualifies for special federal income tax treatment).

POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: It is the date we use as the starting point for determining Policy Years and Monthly Deduction Days. Generally, you may not choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY DEBT: The amount of any outstanding loans under the policy, including accrued interest.

POLICY PROCEEDS: The benefit we will pay to your Beneficiary when we receive proof that the Insured died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any additional death benefits under any riders you have chosen, minus any outstanding loans (including any accrued loan interest) and charges.

POLICY YEAR: The twelve-month period starting on your Policy Date, and each twelve-month period thereafter.

PORTFOLIOS: The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results will differ.

SEPARATE ACCOUNT: NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest premiums paid under this and certain other policies.

SURRENDER CHARGE PREMIUM: The amount we use to calculate the surrender charges as set forth on the Policy Data Page.

WE, US, OR NYLIAC:  New York Life Insurance and Annuity Corporation.

                           MANAGEMENT AND ORGANIZATION

                                     INSURER

             New York Life Insurance and Annuity Company ("NYLIAC")
         (a wholly-owned subsidiary of New York Life Insurance Company)
                                51 Madison Avenue
                               New York, NY 10010

YOUR POLICY

     CSVUL is offered by NYLIAC. Policy assets, allocated to the Investment Divisions, are invested in the NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (the "Separate Account"), which has been in existence since May 24, 1996. The policy offers life insurance protection, a choice of Life Insurance Benefit options, flexible premium payments, loans and withdrawals (which may be subject to a surrender charge), changes in the Face Amount of the policy, and the ability to invest in any of the Allocation Alternatives, including the Fixed Account.

     The policies are variable. This means that the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios' investments.

     The income, gains, and losses credited to, or charged against the Separate Account reflect its own investment experience, and not that of NYLIAC's other assets. It is important to note that the policy's assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

     STATE VARIATIONS Certain provisions of the policies may be different from the general description in this prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your registered representative or contact Us for specific information that may be applicable to your state. Also see "State Variations" in this prospectus for a summary of state variations to the policy free look provision.

ABOUT THE SEPARATE ACCOUNT

     The Separate Account is a segregated asset account that NYLIAC has established to receive and invest your Net Premiums. NYLIAC established the Separate Account on May 24, 1996 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other Separate Account of NYLIAC.

     The Separate Account currently consists of 95 Investment Divisions and 17 are available under a policy. Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.

                                   OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws including obtaining any required approval of the Securities and Exchange Commission ("SEC") and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

     Specifically we reserve the right to:

         -- add or remove any Investment Division;

         -- create new separate accounts;

         -- combine the Separate Account with one or more other separate accounts;

         -- operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

         -- deregister the Separate Account under the 1940 Act;

         -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

         -- transfer the assets of the Separate Account to one or more other separate accounts;

         -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

         -- change the name of the Separate Account.

THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account however we choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933 as amended (the "1933 Act"), and the Fixed Account is not registered as an investment company under the 1940 Act. Generally, you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account.

INTEREST CREDITING

     Any amounts in the Fixed Account are credited with interest using a fixed interest rate, which we declare periodically. The rate will never be less than 4% per year. Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from or charged against the Fixed Account receive the rate in effect at that time.

HOW TO REACH US FOR POLICY SERVICES

     You can reach us in several ways. Please send premium payments and make service requests to us at the addresses listed on the first page of this prospectus.

                          FUNDS AND ELIGIBLE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but still the investment performance may not be the same.

     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     The Funds also make their shares available to certain other separate accounts funding variable annuity policies offered by NYLIAC. This is called "mixed funding." Except for the MainStay VP Funds Trust all other Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus. The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the MainStay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment adviser, or its distributor.

     We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in administering the Policies, and in its role as an intermediary of the funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory fees.

     The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.15% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your Registered Representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

     The Portfolios of each Fund eligible for investment, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios, please read their prospectuses, which are found at the end of this prospectus. The Fund's prospectus should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

-------------------------------------------------------------------------------------------------------
               FUND                        INVESTMENT ADVISER                INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------

 MainStay VP Funds Trust:               New York Life Investment
                                     Management LLC ("New York Life
                                             Investments")
 -- MainStay VP Bond--Initial          New York Life Investments       - Seeks the highest income over
    Class                                                                the long term consistent with
                                                                         preservation of principal.
 -- MainStay VP Cash Management                                        - Seeks a high level of current
                                                                         income while preserving
                                                                         capital and maintaining
                                                                         liquidity.
 -- MainStay VP Common                    Subadviser: Madison          - Seeks long-term growth of
    Stock--Initial Class            Square Investors, LLC ("Madison      capital, with income as a
                                           Square Investors")            secondary consideration.
 -- MainStay VP                      Subadviser: MacKay Shields LLC    - Seeks capital appreciation
    Convertible--Initial Class                 ("MacKay")                together with current income.
 -- MainStay VP                            Subadviser: MacKay          - Seeks a high level of current
    Government--Initial Class                                            income, consistent with
                                                                         safety of principal.
 -- MainStay VP Growth Equity--        Subadviser: Madison Square      - Seeks long-term growth of
    Initial Class                              Investors                 capital.
 -- MainStay VP High Yield                 Subadviser: MacKay          - Seeks maximum current income
    Corporate Bond--Initial                                              through investment in a
    Class                                                                diversified portfolio of
                                                                         high-yield debt securities.
                                                                         Capital appreciation is a
                                                                         secondary objective.
 -- MainStay VP ICAP Select            Subadviser: Institutional       - Seeks a superior total
    Equity--Initial Class                 Capital LLC ("ICAP")           return.
 -- MainStay VP Income               Subadvisers: Epoch Investment     - Seeks to realize current
    Builder--Initial Class            Partners, Inc. ("Epoch") and       income consistent with
                                                 MacKay                  reasonable opportunity for
                                                                         future growth of capital and
                                                                         income.
 -- MainStay VP International              Subadviser: MacKay          - Seeks to provide long-term
    Equity--                                                             growth of capital
    Initial Class                                                        commensurate with an
                                                                         acceptable level of risk by
                                                                         investing in a portfolio
                                                                         consisting primarily of non-
                                                                         U.S. equity securities.
                                                                         Current income is a secondary
                                                                         objective.
 -- MainStay VP S&P 500                Subadviser: Madison Square      - Seeks to provide investment
    Index--Initial Class                       Investors                 results that   correspond to
                                                                         the total return performance
                                                                         (reflecting reinvestment of
                                                                         dividends) of common stocks
                                                                         in the aggregate, as
                                                                         represented by the S&P 500(R)
                                                                         Index.
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
               FUND                        INVESTMENT ADVISER                INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------
 Fidelity Variable Insurance
 Products Fund:
 -- Fidelity(R) VIP                  Fidelity Management & Research    Seeks long-term capital
    Contrafund(R)-- Initial                     Company                appreciation.
    Class                                        (FMR)
                                              Subadvisers:
                                        FMR Co., Inc. ("FMRC"),
                                      and other affiliates of FMR

 -- Fidelity(R) VIP Equity-                   Subadvisers:             - Seeks reasonable income.
    Income-- Initial Class                        FMRC                   The fund will also consider
                                      and other affiliates of FMR        the potential for capital
                                                                         appreciation. The fund's goal
                                                                         is to achieve a yield which
                                                                         exceeds the composite yield
                                                                         on the securities comprising
                                                                         the S&P 500(R) Index.
-------------------------------------------------------------------------------------------------------
 Janus Aspen Series:
 -- Janus Aspen Balanced             Janus Capital Management, LLC     - Seeks long-term capital
    Portfolio--                                                          growth, consistent with
    Institutional Shares                                                 preservation of capital and
                                                                         balanced by current income.
 -- Janus Aspen Worldwide                                              - Seeks long-term growth of
    Portfolio--                                                          capital in   a manner
    Institutional Shares                                                 consistent with the
                                                                         preservation of capital.
-------------------------------------------------------------------------------------------------------

 T. Rowe Price Equity Series,
 Inc.:
 -- T. Rowe Price Equity Income      T. Rowe Price Associates, Inc.    - Seeks to provide substantial
    Portfolio--I                                                         dividend income as well as
                                                                         long-term growth of capital
                                                                         through investments in the
                                                                         common stocks of established
                                                                         companies.
-------------------------------------------------------------------------------------------------------

 The Universal Institutional
 Funds, Inc.:
 -- UIF Emerging Markets Equity        Morgan Stanley Investment       - Seeks long-term capital
    Portfolio--Class I                      Management, Inc.             appreciation by investing
                                      Subadvisers: Morgan Stanley        primarily in growth-oriented
                                               Investment                equity securities of issuers
                                         Management Company and          in emerging market countries.
                                       Morgan Stanley Investment
                                           Management Limited
-------------------------------------------------------------------------------------------------------


     NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for making decisions that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. YOU BEAR THE RISK OF ANY DECLINE IN THE VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

     The Investment Divisions invest in the corresponding Eligible Portfolios. You can allocate Net Premium payments or transfer cash value to any of the 18 Allocation Alternatives, including the Fixed Account.

                                INVESTMENT RETURN

     The investment return of a Policy is based on:

         -- The Accumulation Units held in each Investment Division for that policy;

         -- The investment experience of each Investment Division as measured by its actual net rate of return;

         -- The interest rate credited on amounts held in the Fixed Account; and

         -- The interest rate credited on amounts held in the Loan Account, if any.

     The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Portfolio, any dividend or capital gains distributions declared by a Fund, and the Mortality and Expense Risk charge. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

     We will credit any amounts in the Fixed Account with a fixed interest rate which we declare periodically in advance, at our sole discretion. This rate will never be less than an annual rate of 4%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account. All Net Premiums applied to, and amounts transferred to, the Fixed Account, receive the loaned amount rate or the unloaned amount rate in effect at that time. Interest accrues daily and is credited on each Monthly Deduction Day.

     Funds may lose value; are not guaranteed; are not FDIC/NCUA insured; and are not insured by any government agency.

                                     VOTING

     We will vote the shares that the Investment Divisions of the Separate Account hold in the Portfolio Companies at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

     While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.

     We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive voting instructions in a timely manner. As a result, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

                       CHARGES ASSOCIATED WITH THE POLICY

     As with all life insurance policies, certain charges apply when you purchase CSVUL. The following is a summary explanation of these charges.

                            DEDUCTIONS FROM PREMIUMS

     When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge, a state tax charge, and a federal tax charge.

SALES EXPENSE CHARGE

     The sales expense charge is currently 2.25% of any premium. We reserve the right to increase this charge in the future, but it will never exceed 4.5% of premiums. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that the sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge and the cost of insurance charge.

STATE PREMIUM TAX CHARGE

     Some jurisdictions impose a tax on the premiums insurance companies receive from their policyholders currently ranging from 0% to 3.5% of the premium payment. (The rate may be higher in some U.S. territories.) We currently deduct 2% of each premium payment you make, or $20 per $1,000 of premium, to cover these tax charges. We may increase the amount we deduct as a state tax charge to reflect changes in applicable law. Our right to increase this charge is limited by law in some jurisdictions. In Oregon, this charge is referred to as a "State Tax Charge Back" and the rate may not be changed for the life of the policy.

FEDERAL PREMIUM TAX CHARGE

     We deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.

                           DEDUCTIONS FROM CASH VALUE

     On each Monthly Deduction Day, we will deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders from your policy's Cash Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy's Cash Value in the Investment Divisions and the Fixed Account in proportion to the policy's Cash Value in each.

MONTHLY CONTRACT CHARGE

     On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners.

     Currently, we deduct a monthly contract charge of $7.50 ($90 annually). While we can change the monthly contract charge at any time, we guarantee that we will never charge more than $9 per month ($108 annually).

CHARGE FOR COST OF INSURANCE

     A charge for the cost of insurance is deducted on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. Maximum cost of insurance rates are set forth on your Policy Data Page. The Life Insurance Benefit varies based on the performance of the Investment Divisions selected, interest credits to the Fixed Accounts, outstanding loans (including loan interest), charges, and premium payments. The current rates are based on the gender, smoker class, policy duration, underwriting class, and issue age of the Insured. We may change the current cost of insurance rates based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance charge for any month will equal:

                                    a x (b-c)

     Where a = the applicable cost of insurance rate per $1,000 of insurance

           b = the number of thousands of death benefit as of the Monthly Deduction Day divided by 1.0032737,

           c = the number of thousands of Cash Value as of the Monthly Deduction Day (before the cost of insurance charge, but after the monthly contract charge and any charges for the riders are deducted).

           The cost of insurance charge will never be less than zero.

     For Insureds rated sub-standard risks, an additional charge may be assessed as part of the cost of insurance charge. Any additional flat extra charges (which might apply to certain Insureds based on our underwriting) will also be deducted on each Monthly Deduction Day.

RIDER CHARGES

     Each month, we deduct any applicable charges for any optional riders you have chosen. (For more information about specific riders' charges, see "Table of Fees and Expenses.")

LOAN CHARGES

     We currently charge an effective annual loan interest rate of 6.00% payable in arrears. When you request a loan, a transfer of funds will be made from the Separate Account and the Fixed Account to the Loan Account equal to (1) the requested loan amount; plus (2) any Policy Debt; plus (3) the interest to the next policy anniversary on the requested loan amount and on any Policy Debt; minus (4) the amount in the Loan Account.

     When you take a loan against your policy, the loaned amount which we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. For the first 10 Policy Years, the rate we currently credit on loaned amounts is 2.00% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently credit on loaned amounts is 0.50% less than the rate we charge for loan interest. The rate we credit on loaned amounts will never be less than 2.00% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 4.00%. (See "Loans" for more information.)

                            SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE

     We charge the Investment Divisions for the Mortality and Expense Risks we assume.

         -- Current: The charge is equal to an annual rate of 0.30%, or $3 per $1,000, of the net asset value of each Investment Division.

         -- Guaranteed Maximum: At our option, we may change the Mortality and Expense Risk charge. We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily net asset value of each Investment Division.

     The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering policies may be more than we estimated.

     If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies.

CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.

FUND CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectuses. (See "Fund Annual Expenses" for more information.)

                               TRANSACTION CHARGES

PARTIAL WITHDRAWAL CHARGE (AND SURRENDER CHARGE)

     When you take a partial withdrawal, we reserve the right to deduct a maximum processing fee of $25. If the partial withdrawal results in a decrease in the Base Face Amount, we will also deduct a surrender charge (as described below).

TRANSFER FEE

     We reserve the right to impose a charge of up to $30 per transfer for each transfer after the first 12 in any Policy Year.

SURRENDER CHARGE

     During the first nine Policy Years, we will assess a surrender charge on a complete surrender or a requested decrease in Base Face Amount (not including any term insurance amount). Thus, the surrender charge would be lower if you combine term insurance with the base policy. The surrender charge is based on the Policy Year in which the surrender or decrease in Base Face Amount is made and will be deducted from the policy's Cash Value in the Investment Divisions and the Fixed Account in proportion to the policy's Cash Value in each.

     For a surrender, the maximum surrender charge is equal to the applicable percentage shown in the table below multiplied by the Surrender Charge Premium, which appears on page 2.1 of your policy. A table of Surrender Charge Premium Rates Per Thousand appears in Appendix A to this prospectus.

                                                                 PERCENTAGE OF
                                                                   SURRENDER
POLICY YEAR                                                     CHARGE PREMIUM
-----------                                                     --------------
 1-5..........................................................       32.5%
 6............................................................       26.0%
 7............................................................       19.5%
 8............................................................       13.0%
 9............................................................        6.5%
10+...........................................................          0%


     The surrender charge may be less than the maximum surrender charge if a decrease in the Base Face Amount is requested. A requested decrease in Base Face Amount will result in the imposition of a Surrender Charge equal to the difference between the surrender charge that would have been payable on a complete surrender prior to the decrease and the surrender charge that would be payable on a complete surrender after the decrease. Requested decreases and increases in Base Face Amount will cause a corresponding change in the amount of your Surrender Charge Premium.

SURRENDER CHARGE LIMITS

     In no event will the surrender charge exceed 50% of premiums paid to date, less (i) any sales expense charges deducted from such premium payments, less
(ii) any surrender charge previously deducted.

HOW THE POLICY WORKS

     This example is based on the charges applicable to a policy during the first Policy Year, issued on a medically underwritten, non-smoking insured male, issue age 45, with an initial Face Amount of $350,000, who has selected Life Insurance Benefit Option 1 and the Guideline Premium Test. The example assumes current charges and a 6% hypothetical gross annual investment return, which results in a net annual investment return of 4.95%.

Planned Annual Premium....................................................   $7,500.00
less:     Sales expense charge (2.25%) of premium paid....................      168.75
          State premium tax charge (2%) of premium paid...................      150.00
          Federal premium tax charge (1.25%) of premium paid..............       93.75
                                                                             ---------
equals:   Net Premium.....................................................   $7,087.50
less:     Monthly contract charge
          ($7.50 per month)...............................................       90.00
less:     Charges for cost of insurance
          (varies monthly)................................................      566.23
plus:     Net investment performance
          (varies daily)..................................................      333.38
                                                                             ---------
equals:   Cash Value......................................................   $6,764.65
less:     Surrender charge (a percentage of Surrender Charge Premium).....    1,025.50
                                                                             ---------
equals:   Cash Surrender Value (as of end of the first Policy Year).......   $5,739.15


     There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

                            DESCRIPTION OF THE POLICY

                                   THE PARTIES

     There are three important parties to the Policy: the POLICYOWNER (or contractowner), the INSURED, and the BENEFICIARY. One individual can have one or more of these roles. Each party plays an important role in a Policy.

POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

         -- increase/decrease the Face Amount

         -- choose a different Life Insurance Benefit Option

         -- add/delete riders

         -- change the Beneficiary

         -- change underlying investment options

         -- take a loan against or take a partial withdrawal from the value of the policy

INSURED: This individual's personal information determines the cost of the life insurance coverage. The policyowner also may be the Primary Insured.

BENEFICIARY: The Beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the Beneficiary. Who is named as Owner and Beneficiary may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax Considerations--Life Insurance Status of Policy--IRC Section 101(j)--Impact on Employer-Owned Policies" for more information.

                                   THE POLICY

     The policy provides life insurance protection on the named Insured, and pays Policy Proceeds when that Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of two Life Insurance Benefit Options; (3) access to the policy's Cash Value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy's face amount of insurance (within limits); (5) additional benefits through the use of optional riders; and (7) a selection of premium and expense allocation options, including 17 Investment Divisions and a Fixed Account with a guaranteed minimum interest rate. You may allocate your premiums among any of the Allocation Alternatives available.

HOW THE POLICY IS AVAILABLE

     CSVUL is available only as a Non-Qualified Policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Base Face Amount is $25,000, unless a higher amount is required by state law. The policyowner may increase the Face Amount, subject to our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its Face Amount), the policyowner must give us satisfactory evidence of insurability. We may issue the policy based on underwriting rules and procedures which are based on NYLIAC's eligibility standards. These may include guaranteed issue underwriting. If our procedures for any group or sponsored arrangements call for less than full medical underwriting, Insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

     We may issue the policy in certain states on a unisex basis. For policies issued on a unisex basis, the policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

POLICY PREMIUMS

     Planned Premiums: The amount and interval of any planned premiums are shown on page two of the policy. The policyowner does not have to pay a planned premium to keep the policy in force if the Cash Surrender Value, less any Policy Debt, is enough to cover the charges made on the Monthly Deduction Day. The policyowner may increase or decrease the amount of any planned premium subject to the limits we set. However, the policyowner may not make a premium payment which would jeopardize the policy's qualification as "life insurance" under
Section 7702 of the IRC. The policyowner may also change the frequency of premiums subject to our minimum premium rules. Planned premiums end on the policy anniversary on which the Insured is age 95.

     Unplanned Premiums: While the Insured is living, the policyowner may make unplanned premium payments at any time before the policy anniversary on which the Insured is age 95. However, the policyowner may not make a premium payment which would jeopardize the policy's qualification as "life insurance" under
Section 7702 of the IRC. If an unplanned premium would result in an increase in the death benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums.

                       CASH VALUE AND CASH SURRENDER VALUE

CASH VALUE

     After the free look period, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value of the Fixed Account and the value in the Loan Account. Subsequent Net Premiums are allocated among the Fixed Account and/or the Investment Divisions according to the allocation percentages requested in the application, or as subsequently changed by the policyowner. A portion of the Cash Value is allocated to the Loan Account if a loan is taken under the policy. See "Loans" for details. The Cash Value also reflects various charges. See "Charges Under the Policy."

CASH SURRENDER VALUE

     The policy may be surrendered for its Cash Surrender Value, less any Policy Debt, at any time before the Insured dies. Unless a later effective date is selected, the surrender is effective on the Business Day we receive a signed surrender request in proper form at our Service Office listed on the first page of this prospectus. The Cash Surrender Value is the Cash Value, less any surrender charges.

                   INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

     The balance of your premium payment after we deduct the premium charges is called your Net Premium. We allocate your Net Premium among your selected Investment Divisions available under the policy (See "Management and Organization--Our Rights--Funds and Eligible Portfolios" for our list of available Investment Divisions) and the Fixed Account, based on your instructions. You can allocate your Net Premium to one or more Investment Divisions and/or the Fixed Account.

AMOUNT IN THE SEPARATE ACCOUNT

     We use the amount allocated to an Investment Division to purchase Accumulation Units within that Investment Division. We redeem Accumulation Units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of Accumulation Units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's Accumulation Unit value. On any given day, the amount you have in the Separate Account is the value of the Accumulation Units you have in all of the Investment Divisions of the Separate Account. The value of the Accumulation Units you have in a given Investment Division equals the current Accumulation Unit value for the Investment Division multiplied by the number of Accumulation Units you hold in that Investment Division.

     We determine Accumulation Unit values for the Investment Divisions as of the end of each Valuation Day.

AMOUNT IN THE FIXED ACCOUNT

     You can choose to allocate all or part of your Net Premium payments to the Fixed Account. The amount you have in the Fixed Account equals:

          (1) the sum of the Net Premium payments you have allocated to the Fixed Account;

     plus (2) any transfers you have made from the Separate Account to the Fixed
              Account;

     plus (3) any interest credited to the Fixed Account;

     less (4) any amounts you have withdrawn from the Fixed Account;

     less (5) any charges we have deducted from the Fixed Account;

     less (6) any transfers you have made from the Fixed Account to the Separate
              Account or the Loan Account.

TRANSFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

     You may transfer all or part of the Cash Value of your policy among the Investment Divisions or from an Investment Division to the Fixed Account. Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations.

     The minimum amount that may be transferred from one Investment Division to another Investment Division or to the Fixed Account, is the lesser of (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is being made. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value of the Fixed Account would be less than $500, that amount will be included in the transfer. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge $30 for each transfer in excess of twelve per year. This charge is applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made.

     Transfers From the Fixed Account--In each Policy Year, the policyowner may make one transfer from the Fixed Account to the Investment Divisions, subject to the following three conditions:

     1. Maximum Transfer. An amount not greater than 10% of the value of the Fixed Account at the beginning of the Policy Year may be transferred during that Policy Year. The 10% maximum transfer limitation does not apply during the retirement year (the Policy Year following the Insured's 65(th) birthday, the date you indicate in the application, or another date we approve).

     2. Minimum Transfer. The minimum amount that may be transferred is $500, unless we agree otherwise.

     3. Minimum Remaining Value. The value remaining in the Fixed Account after the transfer must be at least $500. If the remaining value would be less than $500, that amount must be included in the transfer.

     Transfer requests must be made in writing on a form we have approved and submitted to the Service Office at the address listed on the first page of this prospectus. Transfers to or from Investment Divisions will be made based on the Accumulation Unit Values on the Business Day on which NYLIAC receives the transfer request.

                               LIMITS ON TRANSFERS

PROCEDURES DESIGNED TO LIMIT POTENTIALLY HARMFUL TRANSFERS

     This policy is not intended as a vehicle for market timing. Generally, we require that all transfer requests must be submitted in writing through the U.S. mail or an overnight carrier to the Service Office address listed on the first page of this prospectus. In connection with deferred compensation plans, however, we may permit, in certain limited circumstances, transfer requests to be submitted by fax transmission. These requirements are designed to limit potentially harmful transfers.

     WE MAY CHANGE THIS LIMITATION OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We apply our limits on transfers procedures to all owners of this policy without exception.

     Orders for the purchase of Fund Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, pursuant to Rule 22c-2 under the 1940 Act, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

RISKS ASSOCIATED WITH POTENTIALLY HARMFUL TRANSFERS

     The procedures described herein are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

         -- We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

         -- Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

         -- (1) The underlying Fund Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

         (2) The purchase and redemption orders received by the underlying Fund Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund Portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund Portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund Portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. we do not generally expect this to happen.

         -- Other insurance companies that invest in the Fund Portfolios underlying this policy may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund Portfolios.

         -- Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

          (1) an adverse effect on Portfolio management, such as:

               a) impeding a Portfolio manager's ability to sustain an
                  investment objective;

               b) causing the underlying Fund Portfolio to maintain a higher level of cash than would otherwise be the case; or

               c) causing an underlying Fund Portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund Portfolio.

          (2) increased administrative and Fund brokerage expenses.

          (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund Portfolio are made when, and if, the underlying Fund Portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").

     How to Request a Transfer--Submit your request in writing, in a form acceptable to us, to our Service Office at the address listed on the first page of this prospectus.

     Transfer requests received after 4:00 pm Eastern Time, or on a non-Business Day, will be priced as of the next Business Day. (See "Management and Organization--Our Rights--How to Reach Us for Policy Services" for more information.)

                       ADDITIONAL BENEFITS THROUGH RIDERS

     The policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. An additional benefit is provided by rider and is subject to the terms of both the policy and the rider. The following rider is currently available:

         -- ADJUSTABLE TERM INSURANCE RIDER: This rider provides term insurance coverage on the Insured. The initial term amount is shown on your Policy Data Page. If the policyowner requests a change in the base policy face amount, or if the amount of death benefit under the base policy automatically increases or decreases in order to satisfy IRC
            Section 7702 requirements, the term benefit will be adjusted on each policy anniversary accordingly to maintain a level overall total death benefit. In addition, the policyowner can elect to change the term amount at any time. The policyowner must furnish evidence of insurability, satisfactory to us, in connection with any request to increase the term insurance amount. This rider must be elected at the time the policy is issued.

     TERM RIDER VS. BASE POLICY COVERAGE: If you compare a policy with a term insurance rider to one that provides the same initial death benefit without a term rider, the policy with the term rider will have lower surrender charges. (See "Charges Associated with the Policy--Transaction Charges--Surrender Charge.")

               TAX-FREE "SECTION 1035" INSURANCE POLICY EXCHANGES

     Generally, you can exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

     The surrender value of your old policy is determined after the new life insurance policy has been issued. The value of your old policy may increase or decrease due to market fluctuations during the period between submission of the exchange request and issuance of the new policy. Please consult your current insurer about how to seek to mitigate market exposure during this period.

                           24 MONTH EXCHANGE PRIVILEGE

     At any time within 24 months of the Issue Date, you may exchange the policy for a policy on a permanent plan of life insurance on the Insured which we offer for this purpose. NYLIAC will not require evidence of insurability. Upon an exchange of a policy, all riders and benefits will end unless we agree otherwise or unless required under state law. The replacement policy will have the same Policy Date, issue age, risk classification and initial Face Amount as the original policy, but will not offer variable investment options such as the Investment Divisions.

     In order to exchange the policy, we will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for differences in premiums and cash values under the old policy and the new policy. On the Business Day we receive a written request for an exchange, the Accumulation Value of the policy will be transferred into the Fixed Account, where it will remain until these requirements are met. The date of exchange will be the later of: (a) the Business Day the policyowner sends us the policy along with a signed request; or (b) the Business Day we receive the policy at our Service Office listed on the first page of this prospectus, or such other location that we indicate to the policyowner in writing and the necessary payment for the exchange, if any.

                                    PREMIUMS

     For the purpose of determining whether we require additional underwriting when accepting a premium payment, we classify your premium payments as planned or unplanned premiums. ACCEPTANCE OF INITIAL AND SUBSEQUENT PREMIUM PAYMENTS IS SUBJECT TO SUITABILITY STANDARDS.

     Factors that are considered in determining your premium payment are: age, underwriting class, gender, policy Face Amount, Fund performance, loans, and riders you add to your policy.

PLANNED PREMIUM

     When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your "planned premium." It is shown on the Policy Data Page.

         -- You may increase or decrease the amount of your planned premium and change the frequency of your payments, within limits.

         -- Planned premium payments end on the policy anniversary on which the Insured is age 95.

         -- Your policy will not automatically terminate if you are unable to pay the planned premium. However, payment of your planned premium does not guarantee your policy will remain in effect. Your policy will terminate if the Cash Surrender Value is insufficient to pay the monthly deduction charges, or if you reach the end of the late period and you have not made the necessary payment.

UNPLANNED PREMIUM

     An unplanned premium is a payment you make that is not part of the premium schedule you choose.

         -- While the Insured is living, you may make unplanned premium payments at any time before the policy anniversary on which the Insured is age 95. However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, we may require proof of insurability before accepting that payment and applying it to your policy. The increase may occur in order for your policy to continue to qualify as life insurance under the IRC.

         -- If you exchange another life insurance policy to acquire this policy under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.

         -- The minimum unplanned premium amount we allow is $50.

         -- We may limit the number and amount of any unplanned premium payments.

     Subsequent premium payments must be sent to our Premium Remittance Center at the address listed on the first page of this prospectus.

RISK OF MINIMALLY FUNDED POLICIES

     You can make additional planned or unplanned premium payments at any time up to the Insured's attainment of age 95. We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

     Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded more likely will be unable to maintain its Cash Surrender Value because of market fluctuation and other performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

     Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to 4:00 p.m. Eastern Time. Any premiums received after that time, or on a non-Business Day, will be credited to your policy on the next Business Day.

     The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays, and major U.S. holidays.

FREE LOOK

     You have the right to cancel your policy, within certain limits. Under the Free Look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. To receive a refund, you must return the policy to NYLIAC's Service Office at the address listed on the first page of this prospectus (or any other address we indicate to you in writing) or to the registered representative from whom you purchased the policy, along with a written request for cancellation in a form acceptable to us. You can cancel increases in the Face Amount of your policy under the same time limits.

     We will allocate premium payments you make with your application or during the Free Look period to our General Account until the end of the Free Look period. On the Business Day following the end of the Free Look period, we will allocate the Net Premium plus any accrued interest to the Investment Divisions you have selected. If you cancel your policy, however, we will pay you only the greater of (a) your policy's Cash Value calculated as of the Business Day either NYLIAC's Service Office or the registered representative through whom you purchased it receives the policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial withdrawals you have taken.

PREMIUM PAYMENTS

     When we receive a subsequent premium payment, we deduct the sales expense, state tax, and federal tax charges that apply. The balance of the premium is called the "Net Premium." We apply your Net Premium to the Investment Divisions and/or Fixed Account, according to your instructions.

     If you elect the Guideline Premium Test ("GPT")to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the Guideline Premium Test, we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. See "Policy Payment Information--Life Insurance Benefit Options" for more information. You can call (913) 906-4000 to determine whether an additional premium payment would be allowed under your policy.

     The premium payments you make during the free look period are applied to your Net Premium, which is the balance of any planned or unplanned premium payment after we deduct sales expense, state tax, and any federal tax charges that apply, to our General Account. After this period is over, we allocate the Net Premium, along with any interest credited, to the Investment Divisions of the Separate Account and/or the Fixed Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form. The allocation percentages must be in whole numbers and total 100%.

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned by the bank for insufficient funds, we will reverse the investment options you have chosen and charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy's Cash Value. If payment by check is returned for insufficient funds for two consecutive months, the privilege to pay by check will be suspended until we agree to reinstate it.

                           POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

     Insurance coverage under the policy will begin on the later of the Policy Date or the date we receive the first premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY

     The policyowner can apply in writing to increase the Face Amount of the policy. To increase the Face Amount of your policy, you must send a written request in a form acceptable to us to the Service Office at the address listed on the first page of this prospectus. In addition, on or after the first policy anniversary, the policyowner can apply in writing to decrease the Face Amount of the policy. The policyowner can change the Face Amount while the Insured is living, but only if the policy will continue to qualify as life insurance under IRC Section 7702 after the change is made. Requested decreases and increases in Base Face Amount will cause a corresponding change in the amount of the Surrender Charge Premium.

     The amount of an increase in Face Amount is subject to our maximum retention limits. We require evidence of insurability that is satisfactory to us for an increase. If this evidence results in a change of underwriting class, we will issue a new policy for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day we approve the policyowner's request for the increase. An increase in Face Amount may increase the cost of insurance charge.

     The policyowner may also request decreases in coverage. To decrease the Face Amount of your policy, you must send a written request in a form acceptable to us to the Service Office listed on the first page of this prospectus. For a decrease which reduces the Base Face Amount, the appropriate surrender charge will be deducted from the Cash Value. (See "Charges Associated with the Policy--Transaction Charges--Surrender Charge.") A decrease in Face Amount is effective on the Monthly Deduction Day on or after the Business Day we receive the policyowner's request for the decrease. Decreases are subject to the minimum Base Face Amount of $25,000 or that required by state law. Decreases in face amount may result in adverse tax consequences. Please consult your tax adviser.

POLICY PROCEEDS

     We will pay proceeds to your Beneficiary when we receive satisfactory proof that the Insured died. These proceeds will equal:

          1) the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;

     plus 2) the Face Amount of the riders you have chosen in effect at the date of death;

     less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy;

     less 4) any outstanding policy charges.

     We will pay interest on these proceeds from the date the Insured died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective. (See "Policy Payment Information--Life Insurance Benefit Options") for more information.

BENEFICIARIES OR PAYEES

     The Beneficiary is the person(s) or entity /ies you have specified on our records to receive insurance proceeds from your policy. You have certain options regarding the policy's Beneficiary:

         -- You name the Beneficiary when you apply for the policy. The
            Beneficiary will receive insurance proceeds after the Insured dies.

         -- You can elect to have different classes of Beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one Beneficiary per class.

         -- To change a revocable Beneficiary while the Insured is living, you must send a written request, in a form acceptable to us, to our Service Office listed on the first page of this prospectus.

         -- If no Beneficiary is living when the Insured dies, we will pay the Policy Proceeds to you (the policyowner) or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.

     You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or if there are some payments that still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or we will pay the present value of the remaining payments to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS

     If the policy is still in effect, we will pay any Cash Surrender Value, partial withdrawals, loan proceeds or the Policy Proceeds within 7 days after we receive all of the necessary requirements at our Service Office address listed on the first page of this prospectus.

         -- We may delay payment of any loan proceeds attributable to the Separate Account, any partial withdrawal from the Separate Account, the Cash Surrender Value or the Policy Proceeds during any period that:

       (a) We are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC or the SEC declares that an emergency exists; or

       (b) the SEC, by order, permits us to delay payment in order to protect our policyowners.

         -- We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to 6 months from the date we receive your request.

         -- We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

         -- Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

         -- If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

     We add interest at an annual rate of 3% (or at a higher rate if required by law) if we delay payment of a partial withdrawal or Cash Surrender Value for 30 days or more.

     We add interest to Policy Proceeds from the date of death to the date of payment at an annual rate of at least 3%, set each year, and not less than required by law.

DEATH CLAIMS

     The Beneficiary can elect to have the death benefit proceeds paid into an interest-bearing account opened in the Beneficiary's name. Within 7 days of our receipt of due proof of death and payment instructions at our Service Office listed on the first page of this prospectus, we will provide the Beneficiary with a checkbook to access these funds from the account. The Beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our General Account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

     Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the Insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

     We will pay the Policy Proceeds in one sum unless the Beneficiary chooses otherwise. There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, we may pay any unpaid amount or present value in one sum.

         -- Interest Accumulation Option (Option 1 A)

        Under this option, the portion of the Policy Proceeds the Beneficiary chooses to keep with us will earn interest each year. The Beneficiary can make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.

         -- Interest Payment Option (Option 1 B)

        Under this option, we will pay interest on all or part of the Policy Proceeds you choose to keep with us. You elect the frequency of the interest payments we make: once each month, every three months, every six months or each year.

         -- Life Income Option (Option 2)

        Under this option, we make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due. Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

        Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

        If you make a written request, in a form acceptable to us, to the Service Office listed on the first page of this prospectus, we will send you a statement of the minimum amount due with respect to each monthly payment in writing. The minimum is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

1996 AND EARLIER    1997-2005    2006-2015    2016-2025    2026-2035    2036 AND LATER
----------------    ---------    ---------    ---------    ---------    --------------
    +2 years         +1 year         0         -1 year      -2 years       -3 years


     A decrease in the payee's age results in lower payments than if no decrease was made.

ELECTING OR CHANGING A PAYMENT OPTION

     While the Insured is living, you can elect or change your payment option. To change your payment option, you must send a written request in a form acceptable to us, to the Service Office listed on the first page of this prospectus. You can also name or change one or more of the Beneficiaries who will be the payee(s) under that option. (See "Policy Payment
Information -- Beneficiaries or Payees" for more information.)

     After the Insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing and we agree.

LIFE INSURANCE BENEFIT OPTIONS

     The death benefit is the amount payable to the named Beneficiary when the Insured dies. Upon receiving due proof of death at our Service Office, we will pay the Beneficiary the death benefit determined as of the date the Insured dies, less the Policy Debt. All or part of the Death Benefit can be paid in cash or applied under one or more of our payment options described under "Policy Payment Information - Death Claims."

     The amount of the death benefit is determined by whether the policyowner has chosen Life Insurance Benefit Option 1 or Life Insurance Benefit Option 2. Life Insurance Benefit Option 1 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount or (ii) the Cash Value multiplied by the percentage in the appropriate IRC Section 7702 table. Life Insurance Benefit Option 2 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount plus the Cash Value or (ii) the Cash Value multiplied by a percentage in the appropriate IRC Section 7702 table. The value of any additional benefits provided by rider is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option chosen. (See "Policy Payment Information -- Death Claims") We subtract any Policy Debt and any charges incurred but not deducted, and then credit the interest on the balance.

     Beginning on the policy anniversary on which the Insured is age 95, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the Life Insurance Benefit under the policy will equal the Cash Value. We will reduce the amount of the Life Insurance Benefit proceeds by any Policy Debt. Also, note, an insurance contract is uncertain after the Insured is age 95. (See "Federal Income Tax Considerations" for more information.)

     Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either the Guideline Premium Test ("GPT") or the Cash Value Accumulation Test ("CVAT").

     You must choose either the GPT or CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the Life Insurance Benefit be at least a certain percentage (varying each year by the age of the Insured) of the Cash Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Life Insurance Benefit be at least a certain percentage (varying based on age and sex of the Insured) of the Cash Value.

     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more Life Insurance Benefit in relation to Cash Value than is required by the GPT corridor. Therefore, as your Cash Value increases, your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

     Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher Life Insurance Benefit.

     Assuming your Life Insurance Benefit does not increase in order to meet the requirements of IRC Section 7702, and assuming the same Face Amount and premium payments under these options:

         -- If you choose Option 1, your Life Insurance Benefit will not vary in amount and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds.

         -- If you choose Option 2, your Life Insurance Benefit will vary with your policy's Cash Value and generally you will have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

                                 CORRIDOR TABLE

INSURED'S AGE                  INSURED'S AGE
  ON POLICY         % OF         ON POLICY         % OF
 ANNIVERSARY     CASH VALUE     ANNIVERSARY     CASH VALUE
-------------    ----------    -------------    ----------
     0-40            250             61             128
      41             243             62             126
      42             236             63             124
      43             229             64             122
      44             222             65             120
      45             215             66             119
      46             209             67             118
      47             203             68             117
      48             197             69             116
      49             191             70             115
      50             185             71             113
      51             178             72             111
      52             171             73             109
      53             164             74             107
      54             157           75-90            105
      55             150             91             104
      56             146             92             103
      57             142             93             102
      58             138             94             101
      59             134         95 & Over          100
      60             130

                                   CVAT TABLE

 INSURED'S                             INSURED'S
    AGE                                   AGE
 ON POLICY            % OF             ON POLICY             % OF
ANNIVERSARY        CASH VALUE         ANNIVERSARY         CASH VALUE
-----------  ----------------------   -----------   ----------------------
             MALE   FEMALE   UNISEX                 MALE   FEMALE   UNISEX
             ----   ------   ------                 ----   ------   ------
     18       691     830      715         57        207     240      213
     19       671     803      694         58        202     233      207
     20       652     778      674         59        196     226      202
     21       634     753      654         60        191     220      197
     22       615     729      635         61        187     214      192
     23       597     705      616         62        182     208      187
     24       579     683      597         63        178     202      182
     25       564     661      579         64        173     197      178
     26       544     639      561         65        169     191      174
     27       527     618      543         66        166     186      170
     28       511     598      526         67        162     182      166
     29       494     579      509         68        159     177      162
     30       478     560      493         69        155     172      159
     31       463     541      477         70        152     168      155
     32       448     524      461         71        149     164      152
     33       433     507      446         72        146     160      149
     34       419     490      432         73        143     156      146
     35       405     474      417         74        141     152      143
     36       392     458      404         75        138     149      141
     37       380     443      391         76        136     146      138
     38       367     429      378         77        134     143      136
     39       356     415      366         78        132     140      134
     40       344     402      354         79        130     137      132
     41       333     389      343         80        128     134      130
     42       323     377      332         81        126     132      128
     43       313     365      322         82        125     130      126
     44       303     354      312         83        123     127      124
     45       294     343      303         84        122     125      123
     46       285     333      293         85        120     123      121
     47       276     323      285         86        119     121      120
     48       268     313      276         87        118     119      118
     49       260     303      268         88        116     118      117
     50       253     294      260         89        115     116      115
     51       245     286      252         90        113     114      114
     52       238     277      245         91        112     112      112
     53       231     269      238         92        110     110      110
     54       225     261      231         93        107     108      108
     55       219     254      225         94        104     104      104
     56       213     247      219     95 & Over     100     100      100


THE EFFECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT

     Positive investment experience in the Investment Divisions may result in a death benefit that will be greater than the Face Amount, but negative investment experience will never result in a death benefit that will be less than the Face Amount, so long as the policy remains in force.

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

     On or after the first policy anniversary, the policyowner can change the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the Business Day we approve the policyowner's signed request. If the policyowner changes from Option 1 to Option 2, the Base Face Amount of the policy will be decreased by the Cash Value. No surrender charges will apply to this automatic decrease in Base Face Amount. If the policyowner changes from Option 2 to Option 1, the Base Face Amount of the policy will be increased by the Cash Value. The Surrender Charge Premium will not be affected by changes in the Life Insurance Benefit Option. You can change the Life Insurance Benefit Option for your policy while the Primary Insured is alive.

     We may prohibit you from changing the Life Insurance Benefit Option if the change would (i) cause the Face Amount of the policy to be less than the policy minimum, (ii) cause the policy to fail to qualify as life insurance under
Section 7702 of the IRC, or (iii) cause the policy's Face Amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted on or after the policy anniversary on which the Insured is age 95.

     In order to change your Life Insurance Benefit Option, you must submit a signed request to our Service Office listed on the first page of this prospectus (or any other address we indicate to you in writing).

     Tax law provisions relating to "employer-owned life insurance contracts" may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax Considerations--Life Insurance Status of Policy--IRC Section 101(j)--Impact on Employer-Owned Policies" for more information.

                          ADDITIONAL POLICY PROVISIONS

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a Face Amount or rider amount increase as a result of a change in the Life Insurance Benefit Option. For any increase(s) in Face Amount or rider amount other than one due to a change in the Life Insurance Benefit Option, this two-year period begins on the effective date of the increase.

SUICIDE

     If the Insured commits suicide within two years from the Issue Date or less where required by law (or with respect to an increase in Face Amount or rider amount, the effective date of the increase), and while the policy is in force, the policy will end, and the only amount payable to the Beneficiary will be the premium paid, less any Policy Debt and partial withdrawals.

MISSTATEMENT OF AGE OR GENDER

     If the policy application misstates the Insured's age or gender, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth.

ASSIGNMENT

     While the Insured is living, the policy may be assigned as collateral for a loan or other obligation. For an assignment to be binding on us, we must receive a signed copy of such assignment at our Service Office address listed on the first page of this prospectus or such other location that we indicate to the policyowner in writing. We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income and a penalty tax to you. (See "Federal Income Tax Considerations" for more information.)

                       PARTIAL WITHDRAWALS AND SURRENDERS

                               PARTIAL WITHDRAWALS

     The policyowner may make a partial withdrawal of the policy's Cash Surrender Value, at any time while the Insured is living. The maximum partial withdrawal cannot exceed the value of the Accumulation Units in the Investment Divisions plus the value of the Fixed Account less any Policy Debt. The minimum partial withdrawal is $500, and at least $500 of Cash Surrender Value, plus any Policy Debt must remain following the withdrawal. The partial withdrawal will be made from the Fixed Account and the Investment Divisions in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell us. There may be a processing charge equal to the lesser of $25 or 2% of the amount withdrawn applied to any partial withdrawal. This fee will be deducted from the remaining balance of the Fixed Account and/or Investment Divisions based on the withdrawal allocation or, if the fee amount exceeds the remaining balance, it will be deducted from the Fixed Account and/or Investment Divisions in proportion to the amount in each.

     A partial withdrawal will be prohibited if it would cause the Base Face Amount to drop below $25,000 or that amount required by state law. If Life Insurance Benefit Option 1 is in effect, the Base Face Amount will be reduced by the amount of the partial withdrawal. If Life Insurance Benefit Option 2 is in effect, the Base Face Amount will not be changed by the amount of the partial withdrawal. A partial withdrawal will not be permitted during the first Policy Year if Life Insurance Benefit Option 1 is in effect.

REQUESTING A PARTIAL WITHDRAWAL

     You can request a partial withdrawal from your policy by sending a completed Partial Withdrawal form or written request with all the necessary information to our Service Office address listed on the first page of this prospectus (or any other address we indicate to you in writing) or by calling
(913) 906-4000. Faxed requests are not acceptable and will not be honored at any time.

     We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. However, we may delay payment under certain circumstances. (See "Policy Payment
Information--Policy Proceeds" for more information.)

     Unless you choose a later effective date, your requested partial withdrawal will be effective on the date we receive your written request at our Service Office. However, if the day we receive your request is not a Business Day or if your request is received after the NYSE's close at 4:00 p.m. EST, then the requested partial withdrawal will be effective on the next Business Day.

     A partial withdrawal may result in taxable income to you and a 10% penalty tax may apply. (See "Federal Income Tax Considerations" for more information.)

THE EFFECT OF A PARTIAL WITHDRAWAL

     When you make a partial withdrawal, we reduce your Cash Value by the amount of the partial withdrawal, and any applicable withdrawal fee and surrender charge.

         -- OPTION 1
            If you have elected Life Insurance Benefit Option 1, we reduce your policy's Face Amount and your Policy Proceeds by the amount of the partial withdrawal (not including the effect of any withdrawal fee or surrender charge). This occurs because your Life Insurance Benefit under this option is equal to your policy's Face Amount.

         -- OPTION 2
            If you have elected Life Insurance Benefit Option 2, we will not reduce your policy's Face Amount but we will reduce your Policy Proceeds by the amount of the partial withdrawal and any applicable withdrawal fee and surrender charge.

                                   SURRENDERS

CASH SURRENDER VALUE

     The policy may be surrendered for its Cash Surrender Value, less any Policy Debt at any time before the Insured dies. Unless a later effective date is selected, the surrender is effective on the Business Day we receive a signed surrender request in proper form at our Service Office listed on the first page of this prospectus. The Cash Surrender Value is the Cash Value, less any surrender charges.

REQUESTING A SURRENDER

     To surrender the policy, you must send a written request in a form acceptable to us and the policy to our Service Office at the address listed on the first page of this prospectus (or any other address we indicate to you in writing). Faxed requests are not acceptable and will not be accepted at any time.

WHEN THE SURRENDER IS EFFECTIVE

     Unless you choose a later effective date, your surrender will be effective as of the end of the Business Day the Service Office receives your written request and the policy. However, if the day we receive your request is not a Business Day or if your request is received after the NYSE's close, the requested surrender will be effective on the next Business Day on which the NYSE is open. Generally, we will mail the surrender proceeds within seven days after the effective date. All life insurance coverage under your policy ends on the date we receive your surrender request. A surrender may result in taxable income and a 10% tax penalty to you. See "Federal Income Tax Considerations" for more information.

SURRENDER CHARGES

     During the first nine Policy Years, we will assess a surrender charge on a complete surrender or a requested decrease in Base Face Amount (not including any term insurance amount). Thus, the surrender charge would be lower if you combine term insurance with the base policy. The surrender charge is based on the Policy Year in which the surrender or decrease in Base Face Amount is made and will be deducted from the policy's Cash Value in the Investment Divisions and the Fixed Account in proportion to the policy's Cash Value in each. Because the surrender charge may be significant during early Policy Years, you should not purchase this policy unless you intend to hold the policy for an extended period of time.

     A table of Surrender Charge Premium Rates Per Thousand appears in Appendix A to this Prospectus.

                                      LOANS

     Using the policy as sole security, any time after the first policy anniversary the policyowner may make a request to borrow up to the loan value of the policy. The loan value on any given date is equal to 90% of the Cash Surrender Value, less any Policy Debt.

LOAN ACCOUNT

     The Loan Account secures any Policy Debt, and is part of our General Account. When a loan is requested, an amount is transferred to the Loan Account from the Investment Divisions and the Fixed Account (on a pro rata basis unless the policyowner requests otherwise) equal to: (1) the requested loan amount; plus (2) any Policy Debt; plus (3) the interest to the next policy anniversary on the requested loan amount and on any Policy Debt; minus (4) the amount in the Loan Account. On each policy anniversary, the Loan Account will be increased by an amount equal to the loan interest to the next policy anniversary on any Policy Debt. The effective date of the loan is the Business Day we receive your loan request, if we receive your request before 4 p.m. Eastern time. Otherwise, the effective date is the next Business Day.

     The value in the Loan Account will never be less than (a+b)- c, where:

     a = the amount in the Loan Account on the prior policy anniversary;

     b = the amount of any loan taken since the prior policy anniversary; and

     c = any loan amount repaid since the prior policy anniversary.

     On each policy anniversary, if the outstanding loan plus interest to the next policy anniversary exceeds the amount in the Loan Account, the excess will be transferred from the Investment Divisions and the Fixed Account on a pro rata basis to the Loan Account.

     On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans plus interest to the next policy anniversary, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. We reserve the right to do this on a monthly basis. Amounts transferred will first be transferred to the Fixed Account up to an amount equal to the total amounts transferred from the Fixed Account to the Loan Account. Any additional amounts transferred will be allocated according to the policyowner's premium allocation in effect at the time of transfer unless the policyowner indicated to us otherwise.

INTEREST ON VALUE IN LOAN ACCOUNT

     The amount held in the Loan Account earns interest at a rate we determine. Such rate will never be lower than 2.00% less than the effective annual loan interest rate and in no event will it be less than 4.00%. Currently, the amount in the Loan Account is credited with interest at a rate that is 2.00% less than the effective annual loan interest rate during the first 10 Policy Years and 0.50% less than the effective annual loan interest rate in subsequent Policy Years. These rates are not guaranteed, and we can change them at any time, subject to the above-mentioned minimums.

LOAN INTEREST

     Unless we set a lower rate for any period, the effective annual loan interest rate we charge is 6%, payable in arrears. Loan interest accrues each day and is compounded annually. Loan interest not paid as of the policy anniversary becomes part of the loan. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

     On the date of death, the date the policy ends, the date of a loan repayment or on any other date we specify, we will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

WHEN LOAN INTEREST IS DUE

     The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

         -- the policy anniversary;

         -- the date you increase or repay a loan;

         -- the date you surrender the policy;

         -- the date the policy lapses; or

         -- the date on which the Insured dies.

     Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the Cash Value, the greater the risk that the remaining Cash Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing.

LOAN REPAYMENT

     All or part of an unpaid loan can be repaid before the Insured's death or before the policy is surrendered. When a loan repayment is made, we will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under "Loans--Loan Account" above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by New York Life will be applied as directed by the policy owner.

     If a loan is outstanding when the life insurance or surrender proceeds become payable, we will deduct the amount of any Policy Debt, from these proceeds. In addition, if an unpaid loan exceeds the Cash Surrender Value of the policy, we will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records. All insurance will end 31 days after the date on which we mail that notice to the policyowner if the excess of the unpaid loan over the Cash Surrender Value is not paid within that 31 days.

EXCESS LOAN CONDITION

     If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy less any applicable surrender charges, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain and penalty tax to you.

THE EFFECT OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held In the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

     In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and tax penalties to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See "Federal Income Tax Considerations" for more information.)

                          TERMINATION AND REINSTATEMENT

LATE PERIOD

     The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value, less any Policy Debt, of your policy is insufficient to pay for monthly deductions for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits.

     If the Insured dies during the late period, we will pay the Policy Proceeds to the Beneficiary. We will reduce the Life Insurance Benefit by any Policy Debt and any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the Insured dies. When your policy is terminated, it has no value and no benefits accrue upon the death of the Insured.

REINSTATEMENT OPTION

     For a period of five years after termination, the policyowner can request that we reinstate the policy (and any riders) during the Insured's lifetime. To request reinstatement, you must send a written request in a form acceptable to us to the Service Office address listed on the first page of this prospectus. We will not reinstate the policy if it has been returned for its Cash Surrender Value less any Policy Debt. Note that a termination and subsequent reinstatement may cause the policy to become a modified endowment contract.

     Before we will reinstate the policy, we must also receive the following:

         -- A payment in an amount that is sufficient to keep the policy (and any riders) in force for at least 2 months. This payment will be in lieu of the payment of all premiums in arrears.

         -- Any unpaid loan must also be repaid, together with loan interest at 6% compounded once each year from the end of the late period to the date of reinstatement. If a loan interest rate of less than 6% is in effect when the policy is reinstated, the interest rate for any unpaid loan at the time of reinstatement will be the same as the loan rate.

         -- Evidence of insurability satisfactory to us if the reinstatement is requested more than 31 days after termination.

     The Cash Value which will be reinstated is equal to the Cash Value at the time of lapse, less the difference between the surrender charge at the time of lapse and the surrender charge which is reinstated. The surrender charge that is reinstated is based on the Policy Year in which the reinstatement is made. If the surrender charge reinstated exceeds the Cash Value reinstated, we will require payment of an amount equal to the difference.

     The effective date of reinstatement will be the date we approve your request. We will allocate your payments to the Investment Divisions and/or the Fixed Account according to your instructions at the time you make such payment.

     If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated.

                        FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We have not included any information about applicable state or other tax laws (except as noted in "Other Tax Issues" below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the Beneficiary depends upon NYLIAC's tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase tax deductible reserves associated with the policies.

CHARGES FOR TAXES

     We impose a federal premium tax charge on the policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.

     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states and localities. At present, we do not charge the Separate Account for these taxes. However, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC
Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.

     The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

     We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the Beneficiary of your policy, subject to the discussion below under "IRC Section 101(j)--Impact on Employer-Owned Policies," will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under "IRC Section 101(j)--Impact of Employer-Owned Policies," we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the Beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC.

     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.

     We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

IRC SECTION 101(J)--IMPACT ON EMPLOYER-OWNED POLICIES

     For an "employer-owned life insurance contract" issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract), if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceeds the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:

       (1) the insured was an individual who was an employee within 12 months of his death;

       (2) the insured was a "highly compensated employee" at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $110,000 (for 2011), directors and anyone else in the top 35 percent of employees based on compensation;

       (3) the death proceeds are paid to a family member of the insured (as defines under Code Section 267(c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member's or beneficiary's benefit, or the insured's estate; or

       (4) the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.

     Policyholders that own one or more contracts subject to IRC Section 101(j) are also subject to annual reporting and record-keeping requirements. In particular, such policyholders must file Form 8925 annually with their U.S. income tax return.

     You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the policy. Assuming this provision applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the policy, to ensure that the income inclusion rule described above does not apply to the policy.

MODIFIED ENDOWMENT CONTRACT STATUS

     IRC Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.

     A life insurance policy becomes a "modified endowment contract" if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the "seven-pay premiums." Generally, the seven-pay premium is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the seven-pay premium was $1,000, the maximum premium that could be paid during the first seven years to avoid modified endowment treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

     Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a material change occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A "material change" generally includes increases in Life Insurance Benefits, but does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

     Any amounts distributed under a modified endowment contract (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or
(iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint life expectancies of the taxpayer and or his beneficiary.

STATUS OF THE POLICY AFTER THE INSURED IS AGE 95

     The policy provides that beginning on the Policy Anniversary on which the insured is age 95, no further planned or unplanned premiums will be allowed and no further deductions for Cost of Insurance and Per Thousand Face Amount Charges will be made from the Cash Value. Beginning on this maturity date, the Face Amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the Alternative Cash Surrender Value of your policy less any loans and any interest due on loans. The IRS is considering the status of a life insurance policy after the insured reaches the maturity date of the policy, in this case age 95. The IRS may publish formal guidance on this issue. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured becomes age 95 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured becomes age 95.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial withdrawal.

3.8 PERCENT MEDICARE TAX ON CERTAIN INVESTMENT INCOME

     Beginning in 2013, in general, a tax of 3.8 percent will apply to net investment income ("NII") received by an individual taxpayer to the extent his or her modified adjusted gross income ("MAGI") exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer's MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. The IRS and the Treasury Department have not yet provided guidance regarding this new tax. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this policy (including policy loans).

POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as Policy Debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

CORPORATE OWNERS

     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and
(ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury

Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

OTHER TAX ISSUES

     Federal gift and estate and state and local gift, estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or Beneficiary. You should consult your own tax advisor as to how your particular circumstances may be impacted by any of these taxes.

WITHHOLDING

     Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

                    DISTRIBUTION AND COMPENSATION ARRANGEMENTS

     NYLIFE Distributors LLC ("NYLIFE Distributors"), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. ("FINRA") as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     The policies are sold by registered representatives of NYLIFE Securities, LLC ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

     Broker-dealers receive commission not to exceed 35% of premiums paid up to the Target Premium in Policy Year 1, and 2.5% for Policy Years 2-10. In addition, during each of the first ten Policy Years, we pay broker-dealers a maximum of 1.25% commission on premiums paid in excess of the Target Premium.

     The total commissions paid during the fiscal years ended December 31, 2010, 2009 and 2008 were $754, $1,425 and $39,092 respectively. NYLIFE Distributors did not retain any of these commissions.

     Service entities, which may be affiliates of broker-dealers, may also receive additional compensation based on a percentage of a policy's Separate Account Value, less any policy loans, beginning in Policy Year 3. The percentages are not expected to exceed 0.25% in Policy Years 3 and beyond.

     New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

     NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

     The policies are sold and premium payments are accepted on a continuous basis.

                                LEGAL PROCEEDINGS

     NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                               RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year we will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services, Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                              FINANCIAL STATEMENTS

     The consolidated balance sheet of NYLIAC as of December 31, 2010 and 2009, and the consolidated statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2010 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2009, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

                                STATE VARIATIONS

     The following lists variations to the statements made in this prospectus regarding Free Look in certain jurisdictions. There may be variations in other states as well. For more information, please review Your Policy.

CALIFORNIA

     Free Look. Within 20 days after delivery (30 days if you are 60 years of age or older and you, not your employer, own the policy), you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made within 30 days from the date We are notified. The amount We refund will equal the policy's Cash Value as of the date the policy is returned plus any charges which were deducted from any premiums paid less loans and withdrawals.

NEW YORK

     Free Look. Within 10 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. Payments will be allocated to the General Account until 10 days after delivery of the policy. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy's Cash Value as of the date the policy is mailed or delivered to the Home Office or to the Service Office, or to the Registered Representative through whom it was purchased, or the premiums paid, less loans and withdrawals.

NORTH CAROLINA

     Free Look. Within 20 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid, less loans and withdrawals.

OKLAHOMA

     Free Look. Within 20 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid, less loans and withdrawals. If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the state of Oklahoma.

                                   APPENDIX A

                   SURRENDER CHARGE PREMIUM RATES PER THOUSAND


     The Surrender Charge Premium for the policy is equal to (a * b)/1000 where
(a) is the Surrender Charge Premium rates per thousand applicable to the age of the Insured on the Policy Date, as set forth in the table below, and (b) is the initial Face Amount. The result is then multiplied by the applicable percentage shown in the Section "Surrender Charges."

         SURRENDER CHARGE
           PREMIUM RATE
AGE        PER THOUSAND
---      ----------------
 18             2.60
 19             2.80
 20             3.00
 21             3.20
 22             3.40
 23             3.60
 24             3.80
 25             4.00
 26             4.20
 27             4.40
 28             4.60
 29             4.80
 30             5.00
 31             5.20
 32             5.40
 33             5.60
 34             5.80
 35             6.00
 36             6.30
 37             6.60
 38             6.90
 39             7.20
 40             7.50
 41             7.80
 42             8.10
 43             8.40
 44             8.70
 45             9.00
 46             9.60
 47            10.20
 48            10.80
 49            11.40
 50            12.00
 51            12.60



         SURRENDER CHARGE
           PREMIUM RATE
AGE        PER THOUSAND
---      ----------------
 52            13.20
 53            13.80
 54            14.40
 55            15.00
 56            16.40
 57            17.80
 58            19.20
 59            20.60
 60            22.00
 61            23.60
 62            25.20
 63            26.80
 64            28.40
 65            30.00
 66            31.80
 67            33.60
 68            35.40
 69            37.20
 70            39.00
 71            41.40
 72            43.80
 73            46.20
 74            48.60
 75            51.00
 76            54.00
 77            57.00
 78            60.00
 79            63.00
 80            66.00
 81            69.60
 82            73.20
 83            76.80
 84            80.40
 85            84.00

                                   APPENDIX B

                                  ILLUSTRATIONS

     The following tables demonstrate the way in which your policy works. The tables are based on the sex, age, underwriting class, initial Life Insurance Benefit, and premium as follows:

     The tables are for a guaranteed issue policy issued to a male with a nonsmoker underwriting class and issue age 45 with a planned annual premium of $20,000 for 21 years, an initial face amount of $1,000,000, and no riders. It assumes that 100% of the Net Premium is allocated to the Separate Account.

     The tables show how the Life Insurance Benefit, Cash Value and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 10%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value, and Cash Surrender Value of the policy with other variable life insurance plans.

     The Life Insurance Benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6%, or 10%, but varied above and below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 10%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.

     Table 1 reflects all deductions and charges under the policy and assumes that the cost of insurance charges is based on the current cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their current levels.

     Table 2 reflects all deductions and charges under the policy and assumes that the cost of Insurance charges is based on the guaranteed cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their guaranteed levels.

     Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.3% (on a current basis) of the cash value allocated to the Separate Account.

     Table 2 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.9% (on a guaranteed basis) of the cash value allocated to the Separate Account.

     All tables reflect total assumed investment advisory fees together with other expenses incurred by the Funds of 0.69% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees, and other expenses after expense reimbursement for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.

     Taking into account the arithmetic average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6%, and 10% would correspond to illustrated net investment returns of: -1.58%, 4.32%, and 8.26% based on guaranteed assumptions, and -0.99%, 4.95% and 8.91% based on current assumptions.

     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     NYLIAC will furnish upon request a comparable illustration using the age, sex, and underwriting classification of the Insured for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

                                      CSVUL

                                     TABLE 1

                 MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE
                  PLANNED ANNUAL PREMIUM: $20,000 FOR 21 YEARS
                         INITIAL FACE AMOUNT: $1,000,000
                         LIFE INSURANCE BENEFIT OPTION 1
                          CASH VALUE ACCUMULATION TEST

                            ASSUMING CURRENT CHARGES


                                                                                            END OF YEAR CASH SURRENDER
                   END OF YEAR DEATH BENEFIT(1)          END OF YEAR CASH VALUE(1)         VALUE ASSUMING HYPOTHETICAL
                ASSUMING HYPOTHETICAL GROSS ANNUAL      ASSUMING HYPOTHETICAL GROSS                   GROSS
                       INVESTMENT RETURN OF             ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
  VALUE(1)     -----------------------------------    -------------------------------    -------------------------------
POLICY YEAR        0%           6%          10%          0%         6%         10%          0%         6%         10%
-----------    ---------    ---------    ---------    -------    -------    ---------    -------    -------    ---------
      1        1,000,000    1,000,000    1,000,000     16,450     17,501       18,202     13,520     14,571       15,272
      2        1,000,000    1,000,000    1,000,000     32,567     35,696       37,854     29,637     32,766       34,924
      3        1,000,000    1,000,000    1,000,000     48,359     54,630       59,096     45,429     51,700       56,166
      4        1,000,000    1,000,000    1,000,000     63,759     74,269       82,004     60,829     71,339       79,074
      5        1,000,000    1,000,000    1,000,000     78,821     94,707      106,790     75,891     91,777      103,860
      6        1,000,000    1,000,000    1,000,000     93,492    115,933      133,578     91,152    113,593      131,238
      7        1,000,000    1,000,000    1,000,000    107,613    137,831      162,400    105,853    136,071      160,640
      8        1,000,000    1,000,000    1,000,000    121,036    160,297      193,317    119,866    159,127      192,147
      9        1,000,000    1,000,000    1,000,000    134,194    183,795      226,962    133,604    183,205      226,372
     10        1,000,000    1,000,000    1,000,000    147,246    208,541      263,751    147,246    208,541      263,751
     15        1,000,000    1,000,000    1,000,000    207,037    349,901      503,187    207,037    349,901      503,187
     20        1,000,000    1,000,000    1,495,179    253,942    525,569      861,906    253,942    525,569      861,906
     25        1,000,000    1,028,360    2,009,287    209,078    662,382    1,294,211    209,078    662,382    1,294,211



---------------

Assuming a fund fee average of 0.69%:
0% gross = -0.99% net
6% gross = 4.95% net
10% gross = 8.91% net

(1)   Assumes no policy loan or partial withdrawal has been made.

                                      CSVUL

                                     TABLE 2

                 MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE
                  PLANNED ANNUAL PREMIUM: $20,000 FOR 21 YEARS
                         INITIAL FACE AMOUNT: $1,000,000
                         LIFE INSURANCE BENEFIT OPTION 1
                          CASH VALUE ACCUMULATION TEST

                           ASSUMING GUARANTEED CHARGES


                                                                                         END OF YEAR CASH SURRENDER
                   END OF YEAR DEATH BENEFIT(1)         END OF YEAR CASH VALUE(1)       VALUE ASSUMING HYPOTHETICAL
                ASSUMING HYPOTHETICAL GROSS ANNUAL     ASSUMING HYPOTHETICAL GROSS                 GROSS
                       INVESTMENT RETURN OF            ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
  VALUE(1)     -----------------------------------    -----------------------------    -----------------------------
POLICY YEAR        0%           6%          10%          0%         6%        10%         0%         6%        10%
-----------    ---------    ---------    ---------    -------    -------    -------    -------    -------    -------
      1        1,000,000    1,000,000    1,000,000     13,619     14,564     15,196     10,689     11,634     12,266
      2        1,000,000    1,000,000    1,000,000     26,737     29,469     31,359     23,807     26,539     28,429
      3        1,000,000    1,000,000    1,000,000     39,371     44,745     48,587     36,441     41,815     45,657
      4        1,000,000    1,000,000    1,000,000     51,422     60,305     66,869     48,492     57,375     63,939
      5        1,000,000    1,000,000    1,000,000     62,907     76,177     86,318     59,977     73,247     83,388
      6        1,000,000    1,000,000    1,000,000     73,843     92,395    107,057     71,503     90,055    104,717
      7        1,000,000    1,000,000    1,000,000     84,136    108,881    129,114     82,376    107,121    127,354
      8        1,000,000    1,000,000    1,000,000     93,698    125,562    152,530     92,528    124,392    151,360
      9        1,000,000    1,000,000    1,000,000    102,548    142,473    177,463    101,958    141,883    176,873
     10        1,000,000    1,000,000    1,000,000    110,599    159,547    203,991    110,599    159,547    203,991
     15        1,000,000    1,000,000    1,000,000    137,191    246,584    366,138    137,191    246,584    366,138
     20        1,000,000    1,000,000    1,041,411    133,923    333,408    600,329    133,923    333,408    600,329
     25        1,000,000    1,000,000    1,297,951      2,394    320,972    836,029      2,394    320,972    836,029



---------------

Assuming a fund fee average of 0.69%:
0% gross = -1.58% net
6% gross = 4.32% net
10% gross = 8.26% net

(1)   Assumes no policy loan or partial withdrawal has been made.

                        OBTAINING ADDITIONAL INFORMATION

     The Statement of Additional Information ("SAI") contains additional information about CSVUL. The SAI is available without charge upon request. You can request a paper copy of the SAI by contacting New York Life Insurance and Annuity Corporation ("NYLIAC") by mail or phone at the Service Office address or telephone number listed on the first page of this prospectus. The SAI is also posted on our corporate website (www.newyorklife.com). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

                            TABLE OF CONTENTS FOR THE
                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Financial Statements......................................................      2
NYLIAC & Separate Account Financial Statements............................    F-1



     Information about CSVUL (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about CorpExec VUL are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549.

     For a free personalized illustration, or additional information about your policy, contact your Registered Representative or call us at (888) 695-4748.

SEC File Number: 811-07697

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                       STATEMENT OF ADDITIONAL INFORMATION

                                      DATED

                                   MAY 1, 2011

                                       FOR

                   CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE

                                      FROM

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Corporate Sponsored Variable Universal Life ("CSVUL") prospectus. You should read the SAI in conjunction with the current CSVUL prospectus dated May 1, 2011 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by contacting New York Life Insurance and Annuity Corporation ("NYLIAC") by mail at 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 or by phone at 888-695-4748. The CSVUL prospectus is also posted to our corporate website (www.newyorklife.com). Terms used but not defined in the SAI have the same meaning as in the current CSVUL prospectus.

                                TABLE OF CONTENTS

                                                                                   PAGE
                                                                                   ----
Financial Statements...........................................................       2
NYLIAC & Separate Account Financial Statements.................................     F-1


     CSVUL IS OFFERED UNDER NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I.

                              FINANCIAL STATEMENTS

     The consolidated balance sheet of NYLIAC as of December 31, 2010 and 2009, and the consolidated statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2010 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2010 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                              FINANCIAL STATEMENTS

                           NYLIAC CORPORATE SPONSORED
                             VARIABLE UNIVERSAL LIFE
                               SEPARATE ACCOUNT -I

                              FINANCIAL STATEMENTS

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2010





                                                                               MAINSTAY VP
                                           MAINSTAY VP       MAINSTAY VP         COMMON
                                             BOND--             CASH             STOCK--
                                          INITIAL CLASS      MANAGEMENT       INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $4,077,972       $136,673,507      $109,448,936
  Dividends due and accrued...........             --              1,076                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................             --             13,172                22

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................             --                316               646
                                           ----------       ------------      ------------
       Total net assets...............     $4,077,972       $136,687,439      $109,448,312
                                           ==========       ============      ============

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................     $   15,868       $ 12,157,735      $  1,989,515
     Series II Policies...............             --            785,445        91,830,750
     Series III Policies..............      4,062,104        123,744,259        15,628,047
                                           ----------       ------------      ------------
       Total net assets...............     $4,077,972       $136,687,439      $109,448,312
                                           ==========       ============      ============
     Series I Variable accumulation
       unit value.....................     $    19.18       $       1.32      $      13.04
                                           ==========       ============      ============
     Series II Variable accumulation
       unit value.....................     $       --       $       1.16      $      15.27
                                           ==========       ============      ============
     Series III Variable accumulation
       unit value.....................     $    14.09       $       1.16      $      12.53
                                           ==========       ============      ============

Identified Cost of Investment.........     $4,056,886       $136,683,882      $114,856,678
                                           ==========       ============      ============




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                                                                                 MAINSTAY VP
                                                               MAINSTAY VP       HIGH YIELD        MAINSTAY VP       MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP        MAINSTAY VP         GROWTH           CORPORATE        ICAP SELECT         INCOME
       CONVERTIBLE--    FLOATING RATE--     GOVERNMENT--        EQUITY--           BOND--           EQUITY--          BUILDER--
       INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
---------------------------------------------------------------------------------------------------------------------------------


         $814,829           $748,315         $2,195,269        $11,330,488       $24,846,249      $229,135,365         $   --
               --              2,970                 --                 --                --                --             --

                9                  9                 --                 --                53             2,425             --



                3                 --                 --                  4                 1             1,446             --
         --------           --------         ----------        -----------       -----------      ------------         ------
         $814,835           $751,294         $2,195,269        $11,330,484       $24,846,301      $229,136,344         $   --
         ========           ========         ==========        ===========       ===========      ============         ======



         $    266           $     --         $       --        $   434,764       $    35,200      $  1,403,496         $   --
          507,434                 --                 --                 --            75,858       209,924,961             --
          307,135            751,294          2,195,269         10,895,720        24,735,243        17,807,887             --
         --------           --------         ----------        -----------       -----------      ------------         ------
         $814,835           $751,294         $2,195,269        $11,330,484       $24,846,301      $229,136,344         $   --
         ========           ========         ==========        ===========       ===========      ============         ======
         $  14.46           $     --         $    18.13        $     11.38       $     22.75      $      14.30         $11.47
         ========           ========         ==========        ===========       ===========      ============         ======
         $  19.06           $  10.39         $    11.56        $     12.10       $     20.92      $      15.69         $   --
         ========           ========         ==========        ===========       ===========      ============         ======
         $  16.24           $  12.07         $    13.86        $     12.16       $     15.78      $      13.80         $   --
         ========           ========         ==========        ===========       ===========      ============         ======

         $726,281           $702,735         $2,221,228        $10,208,910       $22,748,479      $230,465,639         $   --
         ========           ========         ==========        ===========       ===========      ============         ======





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010




                                           MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                          INTERNATIONAL       LARGE CAP          MID CAP
                                            EQUITY--          GROWTH--           CORE--
                                          INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $56,684,275         $87,377         $48,352,070
  Dividends due and accrued...........              --              --                  --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................              --              --                  --

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................             287               1                 315
                                           -----------         -------         -----------
       Total net assets...............     $56,683,988         $87,376         $48,351,755
                                           ===========         =======         ===========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................     $34,441,124         $84,961         $        --
     Series II Policies...............         648,876              --          45,840,911
     Series III Policies..............      21,593,988           2,415           2,510,844
                                           -----------         -------         -----------
       Total net assets...............     $56,683,988         $87,376         $48,351,755
                                           ===========         =======         ===========
     Series I Variable accumulation
       unit value.....................     $     18.03         $  7.59         $        --
                                           ===========         =======         ===========
     Series II Variable accumulation
       unit value.....................     $     20.30         $    --         $     21.64
                                           ===========         =======         ===========
     Series III Variable accumulation
       unit value.....................     $     16.03         $ 13.26         $     16.14
                                           ===========         =======         ===========


Identified Cost of Investment.........     $57,461,031         $63,172         $44,968,105
                                           ===========         =======         ===========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                                              ALGER             ALGER                          ALLIANCEBERNSTEIN
        MAINSTAY VP                         SMALL CAP         SMID CAP      ALLIANCEBERNSTEIN      VPS SMALL/        AMERICAN
          S&P 500        MAINSTAY VP         GROWTH            GROWTH       VPS INTERNATIONAL    MID CAP VALUE     CENTURY(R) VP
          INDEX--     U.S. SMALL CAP--     PORTFOLIO--       PORTFOLIO--    VALUE PORTFOLIO--     PORTFOLIO--         VALUE--
       INITIAL CLASS    INITIAL CLASS   CLASS I-2 SHARES  CLASS I-2 SHARES    CLASS A SHARES     CLASS A SHARES      CLASS II
--------------------------------------------------------------------------------------------------------------------------------


       $148,720,603      $9,369,807         $618,572           $67,195          $1,071,996         $2,267,307       $1,501,937
                 --              --               --                --                  --                 --               --

                286              --               --                --                  --                 --               --



              1,029              --               --                --                  --                 --                4
       ------------      ----------         --------           -------          ----------         ----------       ----------
       $148,719,860      $9,369,807         $618,572           $67,195          $1,071,996         $2,267,307       $1,501,933
       ============      ==========         ========           =======          ==========         ==========       ==========



       $124,781,409      $       --         $     --           $    --          $       --         $       --       $       --
            411,318              --               --                --                  --                 --          549,623
         23,527,133       9,369,807          618,572            67,195           1,071,996          2,267,307          952,310
       ------------      ----------         --------           -------          ----------         ----------       ----------
       $148,719,860      $9,369,807         $618,572           $67,195          $1,071,996         $2,267,307       $1,501,933
       ============      ==========         ========           =======          ==========         ==========       ==========
       $      12.87      $       --         $     --           $    --          $       --         $       --       $       --
       ============      ==========         ========           =======          ==========         ==========       ==========
       $      13.16      $       --         $     --           $    --          $       --         $       --       $    12.56
       ============      ==========         ========           =======          ==========         ==========       ==========
       $      12.58      $    13.09         $  16.97           $  9.69          $     6.11         $    12.24       $    11.57
       ============      ==========         ========           =======          ==========         ==========       ==========

       $149,102,680      $7,823,050         $614,664           $51,149          $1,004,898         $1,691,410       $1,437,005
       ============      ==========         ========           =======          ==========         ==========       ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010



                                                                             AMERICAN FUNDS
                                        AMERICAN FUNDS     AMERICAN FUNDS     GLOBAL SMALL
                                       ASSET ALLOCATION     GLOBAL GROWTH    CAPITALIZATION
                                            FUND--             FUND--            FUND--
                                        CLASS 2 SHARES     CLASS 1 SHARES    CLASS 2 SHARES
                                       ----------------------------------------------------

ASSETS:
  Investments, at net asset value..        $432,606           $258,153          $708,848
  Dividends due and accrued........              --                 --                --
  Net receivable from (payable to)
     New York Life Insurance and
     Annuity Corporation...........             109                 --                65

LIABILITIES:
  Liability to New York Life
     Insurance and Annuity
     Corporation for:
     Mortality and expense risk
       charges.....................              --                 --                --
                                           --------           --------          --------
       Total net assets............        $432,715           $258,153          $708,913
                                           ========           ========          ========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies.............        $     --           $     --          $     --
     Series II Policies............              --                 --            28,134
     Series III Policies...........         432,715            258,153           680,779
                                           --------           --------          --------
       Total net assets............        $432,715           $258,153          $708,913
                                           ========           ========          ========
     Series I Variable accumulation
       unit value..................        $     --           $     --          $     --
                                           ========           ========          ========
     Series II Variable
       accumulation unit value.....        $     --           $     --          $   8.14
                                           ========           ========          ========
     Series III Variable
       accumulation unit value.....        $  10.53           $  11.20          $  11.37
                                           ========           ========          ========

Identified Cost of Investment......        $395,791           $247,487          $590,010
                                           ========           ========          ========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                                                                                       DELAWARE VIP
                      AMERICAN FUNDS  AMERICAN FUNDS                                   INTERNATIONAL    DREYFUS IP
      AMERICAN FUNDS   GROWTH-INCOME   INTERNATIONAL    CALVERT VP                     VALUE EQUITY     TECHNOLOGY
       GROWTH FUND--      FUND--          FUND--       SRI BALANCED     DAVIS VALUE      SERIES--        GROWTH--
      CLASS 2 SHARES  CLASS 2 SHARES  CLASS 2 SHARES     PORTFOLIO       PORTFOLIO    STANDARD CLASS  INITIAL SHARES
--------------------------------------------------------------------------------------------------------------------


        $8,377,949       $449,930       $9,766,043        $13,945       $1,162,289       $935,661       $1,542,768
                --             --               --             --               --             --               --

                13             --               13             --               --             --               11



                --             --               --             --               --             --               --
        ----------       --------       ----------        -------       ----------       --------       ----------
        $8,377,962       $449,930       $9,766,056        $13,945       $1,162,289       $935,661       $1,542,779
        ==========       ========       ==========        =======       ==========       ========       ==========



        $       --       $     --       $       --        $    --       $       --       $     --       $       --
                --             --               --             --               --             --               --
         8,377,962        449,930        9,766,056         13,945        1,162,289        935,661        1,542,779
        ----------       --------       ----------        -------       ----------       --------       ----------
        $8,377,962       $449,930       $9,766,056        $13,945       $1,162,289       $935,661       $1,542,779
        ==========       ========       ==========        =======       ==========       ========       ==========
        $       --       $     --       $       --        $    --       $       --       $     --       $       --
        ==========       ========       ==========        =======       ==========       ========       ==========
        $     5.47       $     --       $    12.44        $    --       $    11.35       $     --       $    12.51
        ==========       ========       ==========        =======       ==========       ========       ==========
        $    10.37       $   8.94       $    10.56        $ 12.27       $    10.47       $   7.17       $    14.52
        ==========       ========       ==========        =======       ==========       ========       ==========

        $6,642,798       $377,184       $8,421,640        $15,726       $1,026,113       $921,004       $1,125,953
        ==========       ========       ==========        =======       ==========       ========       ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010




                                           DREYFUS VIF         DWS DREMAN         DWS GLOBAL
                                          OPPORTUNISTIC      SMALL MID CAP      OPPORTUNITIES
                                           SMALL CAP--        VALUE VIP--           VIP--
                                          INITIAL SHARES     CLASS A SHARES     CLASS A SHARES
                                         -----------------------------------------------------


ASSETS:
  Investments, at net asset value.....       $16,624           $1,899,459           $3,658
  Dividends due and accrued...........            --                   --               --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................            --                   --               --

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................            --                   --               --
                                             -------           ----------           ------
       Total net assets...............       $16,624           $1,899,459           $3,658
                                             =======           ==========           ======

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................       $    --           $       --           $   --
     Series II Policies...............            --                   --               --
     Series III Policies..............        16,624            1,899,459            3,658
                                             -------           ----------           ------
       Total net assets...............       $16,624           $1,899,459           $3,658
                                             =======           ==========           ======
     Series I Variable accumulation
       unit value.....................       $    --           $       --           $   --
                                             =======           ==========           ======
     Series II Variable accumulation
       unit value.....................       $ 12.54           $       --           $   --
                                             =======           ==========           ======
     Series III Variable accumulation
       unit value.....................       $ 10.36           $     9.88           $ 9.83
                                             =======           ==========           ======

Identified Cost of Investment.........       $19,979           $1,611,377           $2,558
                                             =======           ==========           ======




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









             DWS                          FIDELITY(R) VIP   FIDELITY(R) VIP   FIDELITY(R) VIP   FIDELITY(R) VIP   FIDELITY(R) VIP
          SMALL CAP     FIDELITY(R) VIP       EQUITY-         FREEDOM 2010      FREEDOM 2020      FREEDOM 2030      FREEDOM 2040
         INDEX VIP--    CONTRAFUND(R)--       INCOME--        PORTFOLIO--       PORTFOLIO--       PORTFOLIO--       PORTFOLIO--
       CLASS A SHARES    INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
       --------------------------------------------------------------------------------------------------------------------------



         $9,214,684       $26,656,088        $4,203,182        $1,813,272        $7,124,273        $4,416,933          $6,528
                 --                --                --                --                --                --              --

                 --             4,837               953               277               331             5,212              --



                 --                 9                --                --                --                --              --
         ----------       -----------        ----------        ----------        ----------        ----------          ------
         $9,214,684       $26,660,916        $4,204,135        $1,813,549        $7,124,604        $4,422,145          $6,528
         ==========       ===========        ==========        ==========        ==========        ==========          ======



         $       --       $   156,091        $      650        $       --        $       --        $       --          $   --
                 --         1,151,582             2,886                --             4,989                --              --
          9,214,684        25,353,243         4,200,599         1,813,549         7,119,615         4,422,145           6,528
         ----------       -----------        ----------        ----------        ----------        ----------          ------
         $9,214,684       $26,660,916        $4,204,135        $1,813,549        $7,124,604        $4,422,145          $6,528
         ==========       ===========        ==========        ==========        ==========        ==========          ======
         $       --       $     21.03        $    13.51        $       --        $       --        $       --          $   --
         ==========       ===========        ==========        ==========        ==========        ==========          ======
         $    10.86       $     18.81        $    14.69        $    10.96        $    10.84        $       --          $   --
         ==========       ===========        ==========        ==========        ==========        ==========          ======
         $    14.22       $     15.56        $    12.02        $    12.59        $    12.27        $    11.64          $11.95
         ==========       ===========        ==========        ==========        ==========        ==========          ======

         $6,642,170       $23,169,057        $3,263,825        $1,672,659        $6,310,773        $3,521,946          $6,863
         ==========       ===========        ==========        ==========        ==========        ==========          ======





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010



                                                                               FIDELITY(R) VIP
                                         FIDELITY(R) VIP    FIDELITY(R) VIP       INVESTMENT
                                             GROWTH--         INDEX 500--        GRADE BOND--
                                          INITIAL CLASS      INITIAL CLASS      INITIAL CLASS
                                         -----------------------------------------------------

ASSETS:
  Investments, at net asset value.....       $953,291         $43,640,904        $10,889,748
  Dividends due and accrued...........             --                  --                 --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................          4,648              18,400             20,618

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................             --                   1                 10
                                             --------         -----------        -----------
       Total net assets...............       $957,939         $43,659,303        $10,910,356
                                             ========         ===========        ===========
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................       $     --         $        --        $        --
     Series II Policies...............         14,607             161,514          1,457,536
     Series III Policies..............        943,332          43,497,789          9,452,820
                                             --------         -----------        -----------
       Total net assets...............       $957,939         $43,659,303        $10,910,356
                                             ========         ===========        ===========
     Series I Variable accumulation
       unit value.....................       $     --         $        --        $        --
                                             ========         ===========        ===========
     Series II Variable accumulation
       unit value.....................       $  12.35         $     15.40        $     15.70
                                             ========         ===========        ===========
     Series III Variable accumulation
       unit value.....................       $  11.98         $     12.62        $     13.90
                                             ========         ===========        ===========

Identified Cost of Investment.........       $718,066         $42,128,291        $10,576,875
                                             ========         ===========        ===========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                                                         FIDELITY(R) VIP  FIDELITY(R) VIP    INVESCO V.I.     INVESCO V.I.
      FIDELITY(R) VIP  FIDELITY(R) VIP  FIDELITY(R) VIP       VALUE            VALUE         GLOBAL REAL     INTERNATIONAL
         MID-CAP--      MONEY MARKET--     OVERSEAS--       LEADERS--       STRATEGIES--    ESTATE FUND--    GROWTH FUND--
       INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS   SERVICE CLASS 2  SERIES I SHARES  SERIES I SHARES
      ---------------------------------------------------------------------------------------------------------------------


        $34,515,684      $17,047,179       $9,550,822         $5,349          $326,542        $2,358,031       $8,317,265
                 --            3,436               --             --                --                --               --

                 26               --            3,057             --                39                --            1,211



                  6               --                1             --                --                --               --
        -----------      -----------       ----------         ------          --------        ----------       ----------
        $34,515,704      $17,050,615       $9,553,878         $5,349          $326,581        $2,358,031       $8,318,476
        ===========      ===========       ==========         ======          ========        ==========       ==========



        $        --      $        --       $       --         $   --          $     --        $       --       $       --
            891,319               --           84,345             --                --            70,165               --
         33,624,385       17,050,615        9,469,533          5,349           326,581         2,287,866        8,318,476
        -----------      -----------       ----------         ------          --------        ----------       ----------
        $34,515,704      $17,050,615       $9,553,878         $5,349          $326,581        $2,358,031       $8,318,476
        ===========      ===========       ==========         ======          ========        ==========       ==========
        $        --      $        --       $       --         $   --          $     --        $       --       $       --
        ===========      ===========       ==========         ======          ========        ==========       ==========
        $     24.70      $        --       $    11.02         $   --          $     --        $     8.85       $       --
        ===========      ===========       ==========         ======          ========        ==========       ==========
        $     19.54      $     10.04       $    13.87         $14.02          $  14.40        $    10.01       $    12.29
        ===========      ===========       ==========         ======          ========        ==========       ==========

        $26,334,298      $17,047,179       $8,593,533         $5,065          $253,494        $2,045,629       $7,450,919
        ===========      ===========       ==========         ======          ========        ==========       ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010



                                                                INVESCO          JANUS ASPEN
                                           INVESCO V.I.        VAN KAMPEN         BALANCED
                                           MID CAP CORE       V.I. MID CAP       PORTFOLIO--
                                          EQUITY FUND--       VALUE FUND--      INSTITUTIONAL
                                         SERIES I SHARES    SERIES I SHARES        SHARES
                                         ----------------------------------------------------

ASSETS:
  Investments, at net asset value.....       $99,301           $1,152,196        $19,341,060
  Dividends due and accrued...........            --                   --                 --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................            --                   --                430

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................            --                   --                 96
                                             -------           ----------        -----------
       Total net assets...............       $99,301           $1,152,196        $19,341,394
                                             =======           ==========        ===========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................       $    --           $       --        $10,229,413
     Series II Policies...............            --                   --          1,772,907
     Series III Policies..............        99,301            1,152,196          7,339,074
                                             -------           ----------        -----------
       Total net assets...............       $99,301           $1,152,196        $19,341,394
                                             =======           ==========        ===========
     Series I Variable accumulation
       unit value.....................       $    --           $       --        $     23.15
                                             =======           ==========        ===========
     Series II Variable accumulation
       unit value.....................       $    --           $       --        $     17.15
                                             =======           ==========        ===========
     Series III Variable accumulation
       unit value.....................       $ 10.87           $    20.48        $     16.11
                                             =======           ==========        ===========
Identified Cost of Investment.........       $92,675           $  974,880        $17,199,562
                                             =======           ==========        ===========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








        JANUS ASPEN     JANUS ASPEN     JANUS ASPEN         LAZARD                          LVIP BARON
        ENTERPRISE         FORTY         WORLDWIDE        RETIREMENT        LORD ABBETT       GROWTH          MFS(R)
        PORTFOLIO--     PORTFOLIO--     PORTFOLIO--      INTERNATIONAL     SERIES FUND--   OPPORTUNITIES     INVESTORS
       INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL  EQUITY PORTFOLIO--   MID-CAP VALUE      FUND--      TRUST SERIES--
          SHARES          SHARES          SHARES        SERVICE SHARES       PORTFOLIO     SERVICE CLASS   INITIAL CLASS
      ------------------------------------------------------------------------------------------------------------------



        $6,721,031      $10,118,661      $751,499         $3,745,030        $5,648,697      $3,683,485        $87,671

                --               --            --                 --                --              --             --


             1,060            4,176            --                 --             2,089           1,060




                --               --             1                  1                --              --              1
        ----------      -----------      --------         ----------        ----------      ----------        -------
        $6,722,091      $10,122,837      $751,498         $3,745,029        $5,650,786      $3,684,545        $87,670
        ==========      ===========      ========         ==========        ==========      ==========        =======




        $       --      $        --      $165,139         $       --        $       --      $       --        $    --
                --               --            --            122,407            37,936          59,819         87,670

         6,722,091       10,122,837       586,359          3,622,622         5,612,850       3,624,726             --
        ----------      -----------      --------         ----------        ----------      ----------        -------
        $6,722,091      $10,122,837      $751,498         $3,745,029        $5,650,786      $3,684,545        $87,670
        ==========      ===========      ========         ==========        ==========      ==========        =======
        $       --      $        --      $  12.72         $       --        $       --      $       --        $    --
        ==========      ===========      ========         ==========        ==========      ==========        =======
        $       --      $        --      $  11.35         $     9.99        $    17.30      $     9.68        $ 16.00
        ==========      ===========      ========         ==========        ==========      ==========        =======
        $    17.89      $     13.38      $  11.79         $    12.05        $    13.63      $    12.76        $    --
        ==========      ===========      ========         ==========        ==========      ==========        =======

        $4,839,448      $ 9,017,922      $684,625         $3,444,405        $4,334,271      $2,862,675        $79,418
        ==========      ===========      ========         ==========        ==========      ==========        =======





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010





                                        MFS(R) NEW
                                         DISCOVERY      MFS(R) UTILITIES     MFS(R) VALUES
                                         SERIES--           SERIES--           SERIES--
                                       INITIAL CLASS      INITIAL CLASS      INITIAL CLASS
                                      ----------------------------------------------------

ASSETS:
  Investments, at net asset value..       $10,048          $1,981,589         $4,499,299
  Dividends due and accrued........            --                  --                 --
  Net receivable from (payable to)
     New York Life Insurance and
     Annuity Corporation...........            --                  26                 --

LIABILITIES:
  Liability to New York Life
     Insurance and Annuity
     Corporation for:
     Mortality and expense risk
       charges.....................            --                  --                 --
                                          -------          ----------         ----------
       Total net assets............       $10,048          $1,981,615         $4,499,299
                                          =======          ==========         ==========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies.............       $    --          $       --         $       --
     Series II Policies............            --              71,427                 --
     Series III Policies...........        10,048           1,910,188          4,499,299
                                          -------          ----------         ----------
       Total net assets............       $10,048          $1,981,615         $4,499,299
                                          =======          ==========         ==========
     Series I Variable accumulation
       unit value..................       $    --          $       --         $       --
                                          =======          ==========         ==========
     Series II Variable
       accumulation unit value.....       $    --          $    16.36         $       --
                                          =======          ==========         ==========
     Series III Variable
       accumulation unit value.....       $ 16.39          $    18.22         $    13.33
                                          =======          ==========         ==========

Identified Cost of Investment......       $ 8,193          $1,708,094         $4,145,054
                                          =======          ==========         ==========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                          OPPENHEIMER
         NEUBERGER          CAPITAL         OPPENHEIMER      PIMCO GLOBAL
        BERMAN AMT       APPRECIATION        CORE BOND           BOND           PIMCO HIGH       PIMCO LONG-TERM        PIMCO LOW
         PARTNERS          FUND/VA--         FUND/VA--       (UNHEDGED)--         YIELD--       U.S. GOVERNMENT--      DURATION--
        PORTFOLIO--       NON-SERVICE       NON-SERVICE     ADMINISTRATIVE    ADMINISTRATIVE      ADMINISTRATIVE     ADMINISTRATIVE
      CLASS I SHARES        SHARES            SHARES         CLASS SHARES      CLASS SHARES        CLASS SHARES       CLASS SHARES
      -----------------------------------------------------------------------------------------------------------------------------

         $347,941           $81,005           $1,191           $718,876           $   --             $134,714          $2,021,749
               --                --               --              1,691               --                  405               3,770

               --                 9               --                 --               --                    9                  --



               --                --               --                 --               --                   --                  --
         --------           -------           ------           --------           ------             --------          ----------
         $347,941           $81,014           $1,191           $720,567           $   --             $135,128          $2,025,519
         ========           =======           ======           ========           ======             ========          ==========



         $     --           $    --           $   --           $     --           $   --             $     --          $       --
               --                --               --                 --               --                   --                 364
          347,941            81,014            1,191            720,567               --              135,128           2,025,155
         --------           -------           ------           --------           ------             --------          ----------
         $347,941           $81,014           $1,191           $720,567           $   --             $135,128          $2,025,519
         ========           =======           ======           ========           ======             ========          ==========
         $     --           $    --           $   --           $     --           $   --             $     --          $       --
         ========           =======           ======           ========           ======             ========          ==========
         $     --           $    --           $   --           $     --           $   --             $     --          $    10.41
         ========           =======           ======           ========           ======             ========          ==========
         $   9.15           $  9.65           $ 9.13           $  12.63           $10.94             $  14.91          $    13.45
         ========           =======           ======           ========           ======             ========          ==========

         $311,286           $76,003           $1,211           $685,780           $   --             $137,254          $1,958,046
         ========           =======           ======           ========           ======             ========          ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010



                                                                                  ROYCE
                                           PIMCO REAL        PIMCO TOTAL        MICRO-CAP
                                            RETURN--          RETURN--         PORTFOLIO--
                                         ADMINISTRATIVE    ADMINISTRATIVE      INVESTMENT
                                          CLASS SHARES      CLASS SHARES          CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $10,328,008       $44,007,725       $7,569,614
  Dividends due and accrued...........          10,321           101,487               --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................           1,590            12,732            1,658

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................              --                 1               --
                                           -----------       -----------       ----------
       Total net assets...............     $10,339,919       $44,121,943       $7,571,272
                                           ===========       ===========       ==========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................     $        --       $        --       $       --
     Series II Policies...............          24,768            74,124           62,076
     Series III Policies..............      10,315,151        44,047,819        7,509,196
                                           -----------       -----------       ----------
       Total net assets...............     $10,339,919       $44,121,943       $7,571,272
                                           ===========       ===========       ==========
     Series I Variable accumulation
       unit value.....................     $        --       $        --       $       --
                                           ===========       ===========       ==========
     Series II Variable accumulation
       unit value.....................     $     13.51       $     12.98       $    17.78
                                           ===========       ===========       ==========
     Series III Variable accumulation
       unit value.....................     $     13.72       $     15.48       $    18.05
                                           ===========       ===========       ==========

Identified Cost of Investment.........     $ 9,808,004       $43,364,465       $5,622,208
                                           ===========       ===========       ==========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








         ROYCE
       SMALL-CAP    T. ROWE PRICE                                                                      T. ROWE PRICE
      PORTFOLIO--     BLUE CHIP     T. ROWE PRICE   T. ROWE PRICE    T. ROWE PRICE     T. ROWE PRICE    NEW AMERICA
       INVESTMENT       GROWTH      EQUITY INCOME     INDEX 500      INTERNATIONAL     LIMITED-TERM        GROWTH
         CLASS        PORTFOLIO       PORTFOLIO       PORTFOLIO     STOCK PORTFOLIO   BOND PORTFOLIO     PORTFOLIO
      --------------------------------------------------------------------------------------------------------------

       $8,633,879    $12,315,738     $22,797,666       $214,251        $2,909,292       $3,581,061       $4,766,640
               --             --              --             --                --            8,414               --
               13          1,590              19             54             3,244               54            1,590




               --             --               9             --                 4               --               --
       ----------    -----------     -----------       --------        ----------       ----------       ----------
       $8,633,892    $12,317,328     $22,797,676       $214,305        $2,912,532       $3,589,529       $4,768,230
       ==========    ===========     ===========       ========        ==========       ==========       ==========


       $       --    $        --     $   348,245       $     --        $       --       $       --       $       --
               --             --         963,867             --           615,441           49,352               --
        8,633,892     12,317,328      21,485,564        214,305         2,297,091        3,540,177        4,768,230
       ----------    -----------     -----------       --------        ----------       ----------       ----------
       $8,633,892    $12,317,328     $22,797,676       $214,305        $2,912,532       $3,589,529       $4,768,230
       ==========    ===========     ===========       ========        ==========       ==========       ==========
       $       --    $        --     $     16.13       $     --        $       --       $       --       $       --
       ==========    ===========     ===========       ========        ==========       ==========       ==========
       $    11.67    $     13.81     $     13.98       $     --        $    15.51       $    13.28       $    15.69
       ==========    ===========     ===========       ========        ==========       ==========       ==========
       $    13.61    $     13.66     $     13.14       $  11.60        $    15.61       $    12.74       $    14.58
       ==========    ===========     ===========       ========        ==========       ==========       ==========
       $6,086,854    $10,163,277     $19,013,789       $177,461        $2,531,405       $3,595,983       $3,842,595
       ==========    ===========     ===========       ========        ==========       ==========       ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010



                                                    T. ROWE PRICE
                                                      PERSONAL        UIF EMERGING      UIF EMERGING
                                                      STRATEGY        MARKETS DEBT     MARKETS EQUITY
                                                      BALANCED         PORTFOLIO--       PORTFOLIO--
                                                      PORTFOLIO          CLASS I           CLASS I
                                                   --------------------------------------------------

ASSETS:
  Investments, at net asset value..............      $29,286,918       $2,073,200        $12,976,539
  Dividends due and accrued....................               --               --                 --
  Net receivable from (payable to) New York
     Life Insurance and
     Annuity Corporation.......................               54               26              2,185

LIABILITIES:
  Liability to New York Life Insurance and
     Annuity Corporation for:
     Mortality and expense risk charges........               --                1                  4
                                                     -----------       ----------        -----------
       Total net assets........................      $29,286,972       $2,073,225        $12,978,720
                                                     ===========       ==========        ===========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies.........................      $        --       $       --        $   427,535
     Series II Policies........................               --           85,042            111,355
     Series III Policies.......................       29,286,972        1,988,183         12,439,830
                                                     -----------       ----------        -----------
       Total net assets........................      $29,286,972       $2,073,225        $12,978,720
                                                     ===========       ==========        ===========
     Series I Variable accumulation unit
       value...................................      $        --       $       --        $     28.10
                                                     ===========       ==========        ===========
     Series II Variable accumulation unit
       value...................................      $        --       $    16.05        $     20.30
                                                     ===========       ==========        ===========
     Series III Variable accumulation unit
       value...................................      $     14.74       $    17.43        $     25.19
                                                     ===========       ==========        ===========

Identified Cost of Investment..................      $24,237,164       $2,002,644        $10,422,169
                                                     ===========       ==========        ===========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









        UIF U.S.       VAN ECK         VAN ECK        VAN ECK VIP
      REAL ESTATE     VIP GLOBAL      VIP GLOBAL     MULTI-MANAGER
      PORTFOLIO--    BOND FUND--    HARD ASSETS--   ALTERNATIVES--
        CLASS I     INITIAL CLASS   INITIAL CLASS    INITIAL CLASS
      ------------------------------------------------------------

       $9,167,490     $1,025,422      $2,056,597       $225,312
               --             --              --             --
               28             26              99             --




                1             --              --             --
       ----------     ----------      ----------       --------
       $9,167,517     $1,025,448      $2,056,696       $225,312
       ==========     ==========      ==========       ========


       $       --     $       --      $       --       $     --
          111,262         49,698              --             --
        9,056,255        975,750       2,056,696        225,312
       ----------     ----------      ----------       --------
       $9,167,517     $1,025,448      $2,056,696       $225,312
       ==========     ==========      ==========       ========
       $       --     $       --      $       --       $     --
       ==========     ==========      ==========       ========
       $    23.04     $    11.90      $       --       $     --
       ==========     ==========      ==========       ========
       $    18.98     $    11.97      $     9.64       $  11.66
       ==========     ==========      ==========       ========
       $6,326,883     $  992,473      $1,637,421       $216,800
       ==========     ==========      ==========       ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2010





                                                                              MAINSTAY VP
                                            MAINSTAY VP                          COMMON
                                               BOND--        MAINSTAY VP        STOCK--
                                           INITIAL CLASS   CASH MANAGEMENT   INITIAL CLASS
                                          -------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $   116,638      $     22,740     $ 1,629,360
  Mortality and expense risk charges....        (15,643)         (461,086)       (244,439)
                                            -----------      ------------     -----------
       Net investment income (loss).....        100,995          (438,346)      1,384,921
                                            -----------      ------------     -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....      2,184,775        74,460,819       2,487,341
  Cost of investments sold..............     (2,062,590)      (74,462,181)     (2,244,527)
                                            -----------      ------------     -----------
       Net realized gain (loss) on
          investments...................        122,185            (1,362)        242,814
  Realized gain distribution received...         48,482                --              --
  Change in unrealized appreciation
     (depreciation) on investments......        (18,744)          (11,546)     10,401,218
                                            -----------      ------------     -----------
       Net gain (loss) on investments...        151,923           (12,908)     10,644,032
                                            -----------      ------------     -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $   252,918      $   (451,254)    $12,028,953
                                            ===========      ============     ===========







                                            MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                           INTERNATIONAL      LARGE CAP         MID CAP
                                              EQUITY--         GROWTH--          CORE--
                                           INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                          -------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $  1,751,990       $    --        $   156,614
  Mortality and expense risk charges....        (167,171)         (241)          (116,500)
                                            ------------       -------        -----------
       Net investment income (loss).....       1,584,819          (241)            40,114
                                            ------------       -------        -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....       9,111,526         6,485          9,641,770
  Cost of investments sold..............     (13,106,819)       (5,378)        (8,186,685)
                                            ------------       -------        -----------
       Net realized gain (loss) on
          investments...................      (3,995,293)        1,107          1,455,085
  Realized gain distribution received...              --            --                 --
  Change in unrealized appreciation
     (depreciation) on investments......       4,782,275        11,171          8,523,745
                                            ------------       -------        -----------
       Net gain (loss) on investments...         786,982        12,278          9,978,830
                                            ------------       -------        -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $  2,371,801       $12,037        $10,018,944
                                            ============       =======        ===========




Not all Investment Divisions are available under all policies.
(a) For the period February 2010 (Commencement of Investments) through December 2010.
(b) For the period March 2010 (Commencement of Investments) through December
    2010.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I







                                                                             MAINSTAY VP
                                                            MAINSTAY VP       HIGH YIELD       MAINSTAY VP       MAINSTAY VP
        MAINSTAY VP      MAINSTAY VP       MAINSTAY VP         GROWTH         CORPORATE        ICAP SELECT         INCOME
       CONVERTIBLE--   FLOATING RATE--    GOVERNMENT--        EQUITY--          BOND--          EQUITY--          BUILDER--
       INITIAL CLASS    INITIAL CLASS     INITIAL CLASS    INITIAL CLASS    INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      ------------------------------------------------------------------------------------------------------------------------


         $  26,039        $  34,677         $  67,608        $   53,754      $ 1,393,504       $ 1,772,979        $      --
            (2,669)          (3,515)          (10,089)          (20,764)         (78,307)         (512,829)            (325)
         ---------        ---------         ---------        ----------      -----------       -----------        ---------
            23,370           31,162            57,519            32,990        1,315,197         1,260,150             (325)
         ---------        ---------         ---------        ----------      -----------       -----------        ---------


           218,283          295,750           795,645           100,942        5,161,748         5,541,783          487,955
          (157,436)        (306,093)         (738,386)         (119,791)      (5,552,537)       (5,536,424)        (375,989)
         ---------        ---------         ---------        ----------      -----------       -----------        ---------
            60,847          (10,343)           57,259           (18,849)        (390,789)            5,359          111,966
                --               --            32,357                --               --                --               --

            40,394           41,001           (37,096)        1,204,141        1,648,343        33,482,060          (94,933)
         ---------        ---------         ---------        ----------      -----------       -----------        ---------
           101,241           30,658            52,520         1,185,292        1,257,554        33,487,419           17,033
         ---------        ---------         ---------        ----------      -----------       -----------        ---------

         $ 124,611        $  61,820         $ 110,039        $1,218,282      $ 2,572,751       $34,747,569        $  16,708
         =========        =========         =========        ==========      ===========       ===========        =========






                                                                            ALLIANCEBERN-
                                                               ALGER            STEIN         ALLIANCEBERN-
                                              ALGER           SMID CAP           VPS              STEIN
        MAINSTAY VP      MAINSTAY VP        SMALL CAP          GROWTH       INTERNATIONAL      VPS SMALL/         AMERICAN
          S&P 500         U.S. SMALL         GROWTH         PORTFOLIO--         VALUE         MID CAP VALUE     CENTURY(R) VP
          INDEX--           CAP--          PORTFOLIO--       CLASS I-2       PORTFOLIO--       PORTFOLIO--         VALUE--
       INITIAL CLASS    INITIAL CLASS   CLASS I-2 SHARES       SHARES       CLASS A SHARES   CLASS A SHARES       CLASS II
      ------------------------------------------------------------------------------------------------------------------------


        $  2,464,978      $    4,356        $      --         $    --         $   31,391        $   6,370         $  25,027
            (408,568)        (15,918)          (2,638)           (203)            (5,299)          (5,664)           (4,009)
        ------------      ----------        ---------         -------         ----------        ---------         ---------
           2,056,410         (11,562)          (2,638)           (203)            26,092              706            21,018
        ------------      ----------        ---------         -------         ----------        ---------         ---------


          12,193,795          74,794          341,850           1,669          1,151,119          369,637           108,616
         (13,948,171)        (66,650)        (410,680)         (1,841)          (819,931)        (238,207)         (127,672)
        ------------      ----------        ---------         -------         ----------        ---------         ---------
          (1,754,376)          8,144          (68,830)           (172)           331,188          131,430           (19,056)
                  --              --               --              48                 --               --                --

          18,508,953       1,457,777          195,231          11,193           (258,746)         321,884           154,751
        ------------      ----------        ---------         -------         ----------        ---------         ---------
          16,754,577       1,465,921          126,401          11,069             72,442          453,314           135,695
        ------------      ----------        ---------         -------         ----------        ---------         ---------

        $ 18,810,987      $1,454,359        $ 123,763         $10,866         $   98,534        $ 454,020         $ 156,713
        ============      ==========        =========         =======         ==========        =========         =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2010



                                                                              AMERICAN FUNDS
                                           AMERICAN FUNDS    AMERICAN FUNDS    GLOBAL SMALL
                                          ASSET ALLOCATION   GLOBAL GROWTH    CAPITALIZATION
                                               FUND--            FUND--           FUND--
                                           CLASS 2 SHARES    CLASS 1 SHARES   CLASS 2 SHARES
                                          ---------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................      $   9,321         $ 3,090          $   8,704
  Mortality and expense risk charges....         (2,904)           (101)            (1,799)
                                              ---------         -------          ---------
       Net investment income (loss).....          6,417           2,989              6,905
                                              ---------         -------          ---------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....        950,448             899            287,933
  Cost of investments sold..............       (806,472)           (884)          (184,111)
                                              ---------         -------          ---------
       Net realized gain (loss) on
          investments...................        143,976              15            103,822
  Realized gain distribution received...             --              --                 --
  Change in unrealized appreciation
     (depreciation) on investments......        (80,789)         10,667              3,923
                                              ---------         -------          ---------
       Net gain (loss) on investments...         63,187          10,682            107,745
                                              ---------         -------          ---------
          Net increase (decrease) in net
            assets resulting from
            operations..................      $  69,604         $13,671          $ 114,650
                                              =========         =======          =========






                                            DREYFUS VIF        DWS DREMAN         DWS GLOBAL
                                           OPPORTUNISTIC      SMALL MID CAP     OPPORTUNITIES
                                            SMALL CAP--        VALUE VIP--          VIP--
                                           INITIAL SHARES    CLASS A SHARES     CLASS A SHARES
                                          ----------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................      $   104           $  20,477            $  9
  Mortality and expense risk charges....          (63)             (5,683)            (11)
                                              -------           ---------            ----
       Net investment income (loss).....           41              14,794              (2)
                                              -------           ---------            ----

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....          690             741,124              35
  Cost of investments sold..............       (1,076)           (624,279)            (22)
                                              -------           ---------            ----
       Net realized gain (loss) on
          investments...................         (386)            116,845              13
  Realized gain distribution received...           --                  --              --
  Change in unrealized appreciation
     (depreciation) on investments......        4,244             219,386             571
                                              -------           ---------            ----
       Net gain (loss) on investments...        3,858             336,231             584
                                              -------           ---------            ----
          Net increase (decrease) in net
            assets resulting from
            operations..................      $ 3,899           $ 351,025            $582
                                              =======           =========            ====




Not all Investment Divisions are available under all policies.
(a) For the period February 2010 (Commencement of Investments) through December 2010.
(b) For the period March 2010 (Commencement of Investments) through December
    2010.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                                                                                            DELAWARE VIP
                       AMERICAN FUNDS   AMERICAN FUNDS                                     INTERNATIONAL      DREYFUS IP
      AMERICAN FUNDS   GROWTH-INCOME    INTERNATIONAL      CALVERT VP                       VALUE EQUITY      TECHNOLOGY
      GROWTH FUND--        FUND--           FUND--        SRI BALANCED     DAVIS VALUE        SERIES--         GROWTH--
      CLASS 2 SHARES   CLASS 2 SHARES   CLASS 2 SHARES     PORTFOLIO        PORTFOLIO      STANDARD CLASS   INITIAL SHARES
     ---------------------------------------------------------------------------------------------------------------------


       $    48,105        $  5,684       $   185,544         $  190         $   14,593        $ 30,692         $     --
           (28,250)         (1,189)          (34,158)           (59)            (5,905)         (2,829)          (4,987)
       -----------        --------       -----------         ------         ----------        --------         --------
            19,855           4,495           151,386            131              8,688          27,863           (4,987)
       -----------        --------       -----------         ------         ----------        --------         --------


         2,620,344          25,870         4,489,757            297          1,050,754          21,774           29,852
        (2,188,308)        (17,304)       (4,352,768)          (369)          (926,763)        (22,833)         (23,400)
       -----------        --------       -----------         ------         ----------        --------         --------
           432,036           8,566           136,989            (72)           123,991          (1,059)           6,452
                --              --                --             --                 --              --               --

           826,071          25,758           423,553          1,397            (31,062)         14,697          311,325
       -----------        --------       -----------         ------         ----------        --------         --------
         1,258,107          34,324           560,542          1,325             92,929          13,638          317,777
       -----------        --------       -----------         ------         ----------        --------         --------

       $ 1,277,962        $ 38,819       $   711,928         $1,456         $  101,617        $ 41,501         $312,790
       ===========        ========       ===========         ======         ==========        ========         ========






                                                                                                           FIDELITY(R) VIP
           DWS                         FIDELITY(R) VIP  FIDELITY(R) VIP  FIDELITY(R) VIP  FIDELITY(R) VIP    FREEDOM 2040
        SMALL CAP     FIDELITY(R) VIP      EQUITY-        FREEDOM 2010     FREEDOM 2020     FREEDOM 2030     PORTFOLIO--
       INDEX VIP--    CONTRAFUND(R)--      INCOME--       PORTFOLIO--      PORTFOLIO--      PORTFOLIO--        INITIAL
      CLASS A SHARES   INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS       CLASS(A)
     ---------------------------------------------------------------------------------------------------------------------



       $     72,273     $   296,486      $    71,964       $  37,202        $ 146,889       $    82,404       $     113
            (42,163)       (103,514)         (17,087)         (5,050)         (25,872)          (18,795)         (1,060)
       ------------     -----------      -----------       ---------        ---------       -----------       ---------
             30,110         192,972           54,877          32,152          121,017            63,609            (947)
       ------------     -----------      -----------       ---------        ---------       -----------       ---------


         10,102,439       6,212,377        1,419,136         551,613          734,426         1,052,580         774,841
        (10,217,936)     (7,859,737)      (1,877,837)       (597,176)        (834,892)       (1,280,614)       (734,349)
       ------------     -----------      -----------       ---------        ---------       -----------       ---------
           (115,497)     (1,647,360)        (458,701)        (45,563)        (100,466)         (228,034)         40,492
                 --          10,784               --          27,656           49,961            29,998             705

          3,027,072       5,238,451        1,031,168         119,779          752,664           741,250            (335)
       ------------     -----------      -----------       ---------        ---------       -----------       ---------
          2,911,575       3,601,875          572,467         101,872          702,159           543,214          40,862
       ------------     -----------      -----------       ---------        ---------       -----------       ---------

       $  2,941,685     $ 3,794,847      $   627,344       $ 134,024        $ 823,176       $   606,823       $  39,915
       ============     ===========      ===========       =========        =========       ===========       =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2010




                                                                                    FIDELITY(R) VIP
                                            FIDELITY(R) VIP     FIDELITY(R) VIP       INVESTMENT
                                               GROWTH--           INDEX 500--        GRADE BOND--
                                             INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
                                          ----------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................       $   2,027         $    778,832         $   351,973
  Mortality and expense risk charges....          (3,536)            (160,671)            (40,571)
                                               ---------         ------------         -----------
       Net investment income (loss).....          (1,509)             618,161             311,402
                                               ---------         ------------         -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....         339,042            9,257,210           2,355,334
  Cost of investments sold..............        (342,505)         (11,778,894)         (2,260,284)
                                               ---------         ------------         -----------
       Net realized gain (loss) on
          investments...................          (3,463)          (2,521,684)             95,050
  Realized gain distribution received...           2,561              656,520             107,224
  Change in unrealized appreciation
     (depreciation) on investments......         176,325            6,471,664             132,651
                                               ---------         ------------         -----------
       Net gain (loss) on investments...         175,423            4,606,500             334,925
                                               ---------         ------------         -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................       $ 173,914         $  5,224,661         $   646,327
                                               =========         ============         ===========







                                                                    INVESCO           JANUS ASPEN
                                             INVESCO V.I.         VAN KAMPEN           BALANCED
                                             MID CAP CORE        V.I. MID CAP         PORTFOLIO--
                                             EQUITY FUND--       VALUE FUND--        INSTITUTIONAL
                                          SERIES I SHARES(B)    SERIES I SHARES         SHARES
                                          ----------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................       $    247            $  3,184           $   520,899
  Mortality and expense risk charges....            (98)             (2,000)              (62,216)
                                               --------            --------           -----------
       Net investment income (loss).....            149               1,184               458,683
                                               --------            --------           -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....         11,228              67,367             1,966,453
  Cost of investments sold..............        (10,899)            (37,651)           (2,015,318)
                                               --------            --------           -----------
       Net realized gain (loss) on
          investments...................            329              29,716               (48,865)
  Realized gain distribution received...             --                  --                    --
  Change in unrealized appreciation
     (depreciation) on investments......          6,627             129,620             1,074,188
                                               --------            --------           -----------
       Net gain (loss) on investments...          6,956             159,336             1,025,323
                                               --------            --------           -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................       $  7,105            $160,520           $ 1,484,006
                                               ========            ========           ===========




Not all Investment Divisions are available under all policies.
(a) For the period February 2010 (Commencement of Investments) through December 2010.
(b) For the period March 2010 (Commencement of Investments) through December
    2010.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









                                                          FIDELITY(R)    FIDELITY(R) VIP    INVESCO V.I.     INVESCO V.I.
     FIDELITY(R) VIP  FIDELITY(R) VIP  FIDELITY(R) VIP     VIP VALUE          VALUE         GLOBAL REAL     INTERNATIONAL
        MID-CAP--      MONEY MARKET--     OVERSEAS--       LEADERS--       STRATEGIES--    ESTATE FUND--    GROWTH FUND--
      INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS   SERVICE CLASS 2  SERIES I SHARES  SERIES I SHARES
     ---------------------------------------------------------------------------------------------------------------------


       $   110,689      $     23,218     $   119,312        $     77         $    865        $  98,546       $   180,264
          (111,677)          (50,242)        (38,325)            (34)          (1,182)          (6,841)          (29,787)
       -----------      ------------     -----------        --------         --------        ---------       -----------
              (988)          (27,024)         80,987              43             (317)          91,705           150,477
       -----------      ------------     -----------        --------         --------        ---------       -----------


         5,991,906        11,088,633       3,942,389          20,554           43,508          720,641         1,483,715
        (6,934,845)      (11,088,633)     (6,175,342)        (18,311)         (49,391)        (612,634)       (1,952,778)
       -----------      ------------     -----------        --------         --------        ---------       -----------
          (942,939)               --      (2,232,953)          2,243           (5,883)         108,007          (469,063)
            84,094            12,645          16,270              --               --               --                --

         8,008,000                --       3,012,437          (2,731)          61,504          185,542         1,253,734
       -----------      ------------     -----------        --------         --------        ---------       -----------
         7,149,155            12,645         795,754            (488)          55,621          293,549           784,671
       -----------      ------------     -----------        --------         --------        ---------       -----------

       $ 7,148,167      $    (14,379)    $   876,741        $   (445)        $ 55,304        $ 385,254       $   935,148
       ===========      ============     ===========        ========         ========        =========       ===========






                                                             LAZARD
       JANUS ASPEN      JANUS ASPEN      JANUS ASPEN       RETIREMENT                        LVIP BARON
        ENTERPRISE         FORTY          WORLDWIDE      INTERNATIONAL     LORD ABBETT         GROWTH           MFS(R)
       PORTFOLIO--      PORTFOLIO--      PORTFOLIO--         EQUITY       SERIES FUND--    OPPORTUNITIES      INVESTORS
      INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL     PORTFOLIO--     MID-CAP VALUE        FUND--       TRUST SERIES--
          SHARES           SHARES           SHARES       SERVICE SHARES     PORTFOLIO      SERVICE CLASS    INITIAL CLASS
     ---------------------------------------------------------------------------------------------------------------------


       $     4,071      $    28,418       $    6,123      $    43,946      $    20,200      $        --        $   955
           (27,600)         (32,453)          (4,629)         (12,416)         (19,585)         (13,750)          (202)
       -----------      -----------       ----------      -----------      -----------      -----------        -------
           (23,529)          (4,035)           1,494           31,530              615          (13,750)           753
       -----------      -----------       ----------      -----------      -----------      -----------        -------


         3,409,609        2,845,893        1,021,117        1,139,960        1,765,980        1,749,749          1,619
        (4,078,797)      (3,434,102)        (909,412)      (1,515,361)      (1,559,440)      (1,181,186)        (1,348)
       -----------      -----------       ----------      -----------      -----------      -----------        -------
          (669,188)        (588,209)         111,705         (375,401)         206,540          568,563            271
                --               --               --               --               --               --             --

         2,131,595        1,045,173           18,653          488,301          779,308          286,260          7,542
       -----------      -----------       ----------      -----------      -----------      -----------        -------
         1,462,407          456,964          130,358          112,900          985,848          854,823          7,813
       -----------      -----------       ----------      -----------      -----------      -----------        -------

       $ 1,438,878      $   452,929       $  131,852      $   144,430      $   986,463      $   841,073        $ 8,566
       ===========      ===========       ==========      ===========      ===========      ===========        =======





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2010


                                             MFS(R) NEW         MFS(R)
                                             DISCOVERY        UTILITIES       MFS(R) VALUE
                                              SERIES--         SERIES--         SERIES--
                                           INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                          -------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................       $   --         $  52,519        $   53,641
  Mortality and expense risk charges....          (37)           (7,721)          (12,194)
                                               ------         ---------        ----------
       Net investment income (loss).....          (37)           44,798            41,447
                                               ------         ---------        ----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....          474           618,203         1,122,872
  Cost of investments sold..............         (491)         (829,291)         (811,603)
                                               ------         ---------        ----------
       Net realized gain (loss) on
          investments...................          (17)         (211,088)          311,269
  Realized gain distribution received...           --                --                --
  Change in unrealized appreciation
     (depreciation) on investments......        2,733           422,140             9,358
                                               ------         ---------        ----------
       Net gain (loss) on investments...        2,716           211,052           320,627
                                               ------         ---------        ----------
          Net increase (decrease) in net
            assets resulting from
            operations..................       $2,679         $ 255,850        $  362,074
                                               ======         =========        ==========







                                                                                 ROYCE
                                               PIMCO            PIMCO          MICRO-CAP
                                           REAL RETURN--    TOTAL RETURN--    PORTFOLIO--
                                           ADMINISTRATIVE   ADMINISTRATIVE     INVESTMENT
                                            CLASS SHARES     CLASS SHARES        CLASS
                                          -------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $   135,090      $  1,075,782      $  122,654
  Mortality and expense risk charges....        (37,037)         (196,274)        (16,971)
                                            -----------      ------------      ----------
       Net investment income (loss).....         98,053           879,508         105,683
                                            -----------      ------------      ----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....      5,280,820        19,911,667         753,193
  Cost of investments sold..............     (5,079,214)      (18,218,035)       (667,470)
                                            -----------      ------------      ----------
       Net realized gain (loss) on
          investments...................        201,606         1,693,632          85,723
  Realized gain distribution received...         88,634         1,307,594              --
  Change in unrealized appreciation
     (depreciation) on investments......        304,688          (595,184)      1,424,178
                                            -----------      ------------      ----------
       Net gain (loss) on investments...        594,928         2,406,042       1,509,901
                                            -----------      ------------      ----------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $   692,981      $  3,285,550      $1,615,584
                                            ===========      ============      ==========




Not all Investment Divisions are available under all policies.
(a) For the period February 2010 (Commencement of Investments) through December 2010.
(b) For the period March 2010 (Commencement of Investments) through December
    2010.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I







                           OPPENHEIMER
         NEUBERGER           CAPITAL         OPPENHEIMER      PIMCO GLOBAL                    PIMCO LONG-TERM
         BERMAN AMT       APPRECIATION        CORE BOND           BOND          PIMCO HIGH          U.S.           PIMCO LOW
          PARTNERS       FUND/VA-- NON-     FUND/VA-- NON-    (UNHEDGED)--       YIELD--        GOVERNMENT--      DURATION--
        PORTFOLIO--          SERVICE           SERVICE       ADMINISTRATIVE   ADMINISTRATIVE   ADMINISTRATIVE   ADMINISTRATIVE
       CLASS I SHARES        SHARES             SHARES        CLASS SHARES   CLASS SHARES(B)    CLASS SHARES     CLASS SHARES
      -------------------------------------------------------------------------------------------------------------------------


         $   2,306          $     12           $    19          $15,936          $    119         $  4,692        $    36,042
            (2,587)             (209)               (5)          (1,712)               (5)            (601)            (9,975)
         ---------          --------           -------          -------          --------         --------        -----------
              (281)             (197)               14           14,224               114            4,091             26,067
         ---------          --------           -------          -------          --------         --------        -----------


           501,070            36,564             1,258            6,486            12,561           57,676          1,059,268
          (373,317)          (31,200)           (1,390)          (6,082)          (12,645)         (58,141)        (1,034,654)
         ---------          --------           -------          -------          --------         --------        -----------
           127,753             5,364              (132)             404               (84)            (465)            24,614
                --                --                --           16,915                --            2,894              6,569

           (87,696)           (2,484)              237           34,485                --            6,244             48,238
         ---------          --------           -------          -------          --------         --------        -----------
            40,057             2,880               105           51,804               (84)           8,673             79,421
         ---------          --------           -------          -------          --------         --------        -----------

         $  39,776          $  2,683           $   119          $66,028          $     30         $ 12,764        $   105,488
         =========          ========           =======          =======          ========         ========        ===========







           ROYCE
         SMALL-CAP        T. ROWE PRICE                                                                          T. ROWE PRICE
        PORTFOLIO--         BLUE CHIP       T. ROWE PRICE    T. ROWE PRICE    T. ROWE PRICE    T. ROWE PRICE      NEW AMERICA
         INVESTMENT          GROWTH         EQUITY INCOME      INDEX 500      INTERNATIONAL     LIMITED-TERM        GROWTH
           CLASS            PORTFOLIO         PORTFOLIO        PORTFOLIO     STOCK PORTFOLIO   BOND PORTFOLIO      PORTFOLIO
      -------------------------------------------------------------------------------------------------------------------------


        $     9,337        $        --       $    408,200      $   5,782        $  24,243       $   101,068       $     8,325
            (27,208)           (46,159)           (90,718)        (1,415)          (9,184)          (14,643)          (15,806)
        -----------        -----------       ------------      ---------        ---------       -----------       -----------
            (17,871)           (46,159)           317,482          4,367           15,059            86,425            (7,481)
        -----------        -----------       ------------      ---------        ---------       -----------       -----------


          2,714,330          1,884,364          8,474,958        260,769          529,842         2,513,013         1,026,830
         (2,733,355)        (2,174,564)       (10,722,491)      (319,121)        (798,086)       (2,454,392)       (1,101,687)
        -----------        -----------       ------------      ---------        ---------       -----------       -----------
            (19,025)          (290,200)        (2,247,533)       (58,352)        (268,244)           58,621           (74,857)
                 --                 --                 --             --            8,081                --            95,742

          1,403,319          2,008,952          4,988,680         92,232          582,201           (47,278)          747,397
        -----------        -----------       ------------      ---------        ---------       -----------       -----------
          1,384,294          1,718,752          2,741,147         33,880          322,038            11,343           768,282
        -----------        -----------       ------------      ---------        ---------       -----------       -----------

        $ 1,366,423        $ 1,672,593       $  3,058,629      $  38,247        $ 337,097       $    97,768       $   760,801
        ===========        ===========       ============      =========        =========       ===========       ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2010





                                           T. ROWE PRICE
                                              PERSONAL       UIF EMERGING     UIF EMERGING
                                              STRATEGY       MARKETS DEBT    MARKETS EQUITY
                                              BALANCED       PORTFOLIO--      PORTFOLIO--
                                             PORTFOLIO         CLASS I          CLASS I
                                          -------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $   595,549      $   109,123      $    66,074
  Mortality and expense risk charges....        (94,747)          (9,966)         (41,330)
                                            -----------      -----------      -----------
       Net investment income (loss).....        500,802           99,157           24,744
                                            -----------      -----------      -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....      6,134,226        1,376,174        1,820,430
  Cost of investments sold..............     (6,838,903)      (1,207,497)      (2,846,403)
                                            -----------      -----------      -----------
       Net realized gain (loss) on
          investments...................       (704,677)         168,677       (1,025,973)
  Realized gain distribution received...             --               --               --
  Change in unrealized appreciation
     (depreciation)  on investments.....      3,600,754          (21,246)       2,884,758
                                            -----------      -----------      -----------
       Net gain (loss) on investments...      2,896,077          147,431        1,858,785
                                            -----------      -----------      -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $ 3,396,879      $   246,588      $ 1,883,529
                                            ===========      ===========      ===========




Not all Investment Divisions are available under all policies.
(a) For the period February 2010 (Commencement of Investments) through December 2010.
(b) For the period March 2010 (Commencement of Investments) through December
    2010.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









          UIF U.S.           VAN ECK             VAN ECK           VAN ECK VIP
        REAL ESTATE        VIP GLOBAL          VIP GLOBAL         MULTI-MANAGER
        PORTFOLIO--        BOND FUND--        HARD ASSETS--      ALTERNATIVES--
          CLASS I         INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
---------------------------------------------------------------------------------



        $   169,179         $  1,237            $   2,750      $               --
            (24,868)          (3,288)              (4,000)                   (880)
        -----------         --------            ---------      -------- ---------
            144,311           (2,051)              (1,250)                   (880)
        -----------         --------            ---------      -------- ---------


          4,640,655           73,582              131,089                  15,965
         (4,983,598)         (68,069)            (111,595)                (17,915)
        -----------         --------            ---------      -------- ---------
           (342,943)           5,513               19,494                  (1,950)
                 --               --                   --                      --

          2,586,900           29,114              406,103                  11,595
        -----------         --------            ---------      -------- ---------
          2,243,957           34,627              425,597                   9,645
        -----------         --------            ---------      -------- ---------

        $ 2,388,268         $ 32,576            $ 424,347                  $8,765
        ===========         ========            =========      ======== =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2010
and December 31, 2009




                                                     MAINSTAY VP
                                                       BOND--                          MAINSTAY VP
                                                    INITIAL CLASS                    CASH MANAGEMENT
                                          --------------------------------  --------------------------------
                                                2010             2009             2010             2009
                                          ------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss).......     $  100,995       $  156,100      $   (438,346)    $   (646,500)
     Net realized gain (loss) on
       investments......................        122,185           35,351            (1,362)           7,841
     Realized gain distribution
       received.........................         48,482           13,878                --               --
     Change in unrealized appreciation
       (depreciation) on investments....        (18,744)          21,817           (11,546)          (6,221)
                                             ----------       ----------      ------------     ------------
       Net increase (decrease) in net
          assets resulting from
          operations....................        252,918          227,146          (451,254)        (644,880)
                                             ----------       ----------      ------------     ------------
  Contributions and (withdrawals):
     Payments received from
       policyowners.....................        488,167          476,464        60,685,593       34,226,890
     Cost of insurance..................        (88,518)         (68,996)       (2,366,577)      (2,821,122)
     Policyowners' surrenders...........       (977,801)         (92,316)       (7,022,949)      (3,269,026)
     Net transfers from (to) Fixed
       Account..........................         12,960           41,432         2,208,044      (83,910,230)
     Transfers between Investment
       Divisions........................        769,552          454,930       (43,933,438)     (12,305,387)
     Policyowners' death benefits.......             --           (3,147)         (100,781)              --
                                             ----------       ----------      ------------     ------------
       Net contributions and
          (withdrawals).................        204,360          808,367         9,469,892      (68,078,875)
                                             ----------       ----------      ------------     ------------
     Increase (decrease) attributable to
       New York Life Insurance and
       Annuity Corporation charges
       retained by the Separate
       Account..........................             --               --                --               (2)
                                             ----------       ----------      ------------     ------------
          Increase (decrease) in net
            assets......................        457,278        1,035,513         9,018,638      (68,723,757)
NET ASSETS:
     Beginning of year..................      3,620,694        2,585,181       127,668,801      196,392,558
                                             ----------       ----------      ------------     ------------
     End of year........................     $4,077,972       $3,620,694      $136,687,439     $127,668,801
                                             ==========       ==========      ============     ============





                                                                                       MAINSTAY VP
                                                     MAINSTAY VP                       HIGH YIELD
                                                   GROWTH EQUITY--                  CORPORATE BOND--
                                                    INITIAL CLASS                     INITIAL CLASS
                                          --------------------------------  --------------------------------
                                                2010             2009             2010             2009
                                          ------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss).......    $    32,990      $     8,820      $ 1,315,197      $ 1,083,868
     Net realized gain (loss) on
       investments......................        (18,849)      (1,831,564)        (390,789)      (1,161,366)
     Realized gain distribution
       received.........................             --               --               --               --
     Change in unrealized appreciation
       (depreciation) on investments....      1,204,141        3,019,463        1,648,343        4,963,290
                                            -----------      -----------      -----------      -----------
       Net increase (decrease) in net
          assets resulting from
          operations....................      1,218,282        1,196,719        2,572,751        4,885,792
                                            -----------      -----------      -----------      -----------
  Contributions and (withdrawals):
     Payments received from
       policyowners.....................            126            6,128        1,117,736        1,400,558
     Cost of insurance..................        (55,580)         (40,648)        (267,971)        (206,515)
     Policyowners' surrenders...........             --              (61)      (1,165,972)        (221,027)
     Net transfers from (to) Fixed
       Account..........................        400,708       (2,952,781)         209,490           26,636
     Transfers between Investment
       Divisions........................      4,695,121         (618,758)       4,852,639          889,640
     Policyowners' death benefits.......             --               --               --           (2,938)
                                            -----------      -----------      -----------      -----------
       Net contributions and
          (withdrawals).................      5,040,375       (3,606,120)       4,745,922        1,886,354
                                            -----------      -----------      -----------      -----------
     Increase (decrease) attributable to
       New York Life Insurance and
       Annuity Corporation charges
       retained by the Separate
       Account..........................             --              (32)              (2)             (14)
                                            -----------      -----------      -----------      -----------
          Increase (decrease) in net
            assets......................      6,258,657       (2,409,433)       7,318,671        6,772,132
NET ASSETS:
     Beginning of year..................      5,071,827        7,481,260       17,527,630       10,755,498
                                            -----------      -----------      -----------      -----------
     End of year........................    $11,330,484      $ 5,071,827      $24,846,301      $17,527,630
                                            ===========      ===========      ===========      ===========




Not all Investment Divisions are available under all policies.
(a) For the period January 2009 (Commencement of Investments) through December 2009.
(b) For the period March 2009 (Commencement of Investments) through December
    2009.
(c) For the period June 2009 (Commencement of Investments) through December
    2009.
(d) For the period July 2009 (Commencement of Investments) through December
    2009.
(e) For the period November 2009 (Commencement of Investments) through December 2009.
(f) For the period December 2009 (Commencement of Investments).
(g) For the period February 2010 (Commencement of Investments) through December 2010.
(h) For the period March 2010 (Commencement of Investments) through December
    2010.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









              MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP
             COMMON STOCK--                  CONVERTIBLE--                  FLOATING RATE--                   GOVERNMENT--
             INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2010            2009            2010            2009            2010            2009            2010            2009
    -------------------------------------------------------------------------------------------------------------------------------




      $  1,384,921    $ 1,538,874       $ 23,370       $   9,156       $  31,162        $ 19,177       $   57,519      $   63,487
           242,814       (659,527)        60,847        (128,332)        (10,343)         (9,415)          57,259          58,936
                --             --             --              --              --              --           32,357           1,928



        10,401,218     18,146,266         40,394         311,813          41,001         137,466          (37,096)        (98,519)
      ------------    -----------       --------       ---------       ---------        --------       ----------      ----------


        12,028,953     19,025,613        124,611         192,637          61,820         147,228          110,039          25,832
      ------------    -----------       --------       ---------       ---------        --------       ----------      ----------



           111,072        146,816         71,479         162,119          90,286          96,310          192,001         226,565
          (657,452)      (574,179)        (7,679)         (5,785)        (35,106)        (33,497)         (58,210)        (52,920)
          (429,225)      (102,823)            --              --        (229,438)         (2,449)        (180,429)       (150,356)
           377,116        136,362          3,780              --          (1,636)         24,561            6,370          87,595
         1,960,403      8,417,038         (3,266)       (225,900)        116,600         137,230           21,139         (24,883)
                --             --             --              --            (683)             --           (4,340)         (3,158)
      ------------    -----------       --------       ---------       ---------        --------       ----------      ----------
         1,361,914      8,023,214         64,314         (69,566)        (59,977)        222,155          (23,469)         82,843
      ------------    -----------       --------       ---------       ---------        --------       ----------      ----------




              (541)        (1,370)            (4)            (16)             --              --               --              --
      ------------    -----------       --------       ---------       ---------        --------       ----------      ----------
        13,390,326     27,047,457        188,921         123,055           1,843         369,383           86,570         108,675

        96,057,986     69,010,529        625,914         502,859         749,451         380,068        2,108,699       2,000,024
      ------------    -----------       --------       ---------       ---------        --------       ----------      ----------

      $109,448,312    $96,057,986       $814,835       $ 625,914       $ 751,294        $749,451       $2,195,269      $2,108,699
      ============    ===========       ========       =========       =========        ========       ==========      ==========





              MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP
          ICAP SELECT EQUITY--              INCOME BUILDER--             INTERNATIONAL EQUITY--            LARGE CAP GROWTH--
             INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2010            2009            2010            2009            2010            2009            2010            2009
    -------------------------------------------------------------------------------------------------------------------------------




      $  1,260,150    $  2,008,911     $    (325)     $     8,990     $ 1,584,819     $ 3,395,000       $  (241)        $   (220)
             5,359      (4,840,872)      111,966       (2,733,220)     (3,995,293)     (3,324,325)        1,107           (4,135)
                --              --            --               --              --              --            --               --


        33,482,060      35,681,347       (94,933)       2,971,456       4,782,275       8,838,107        11,171           28,323
      ------------    ------------     ---------      -----------     -----------     -----------       -------         --------


        34,747,569      32,849,386        16,708          247,226       2,371,801       8,908,782        12,037           23,968
      ------------    ------------     ---------      -----------     -----------     -----------       -------         --------


           283,768          74,604            --               --         757,518         640,650            --               --
        (1,319,506)       (921,206)       (1,868)         (42,566)     (1,432,387)     (1,486,987)       (6,224)          (6,299)
          (124,287)         (3,226)           --               --        (120,776)     (1,136,731)           --          (17,073)
        (2,218,478)        (92,372)     (486,553)      (5,241,367)        389,564        (847,515)           --               --
         3,154,197      47,378,554            --               --      (1,562,625)       (398,504)           --           (1,392)
              (486)             --            --               --        (164,040)       (118,359)           --               --
      ------------    ------------     ---------      -----------     -----------     -----------       -------         --------
          (224,792)     46,436,354      (488,421)      (5,283,933)     (2,132,746)     (3,347,446)       (6,224)         (24,764)
      ------------    ------------     ---------      -----------     -----------     -----------       -------         --------


            (1,867)         (3,224)           (3)             (76)           (165)           (770)           --               (4)
      ------------    ------------     ---------      -----------     -----------     -----------       -------         --------
        34,520,910      79,282,516      (471,716)      (5,036,783)        238,890       5,560,566         5,813             (800)


       194,615,434     115,332,918       471,716        5,508,499      56,445,098      50,884,532        81,563           82,363
      ------------    ------------     ---------      -----------     -----------     -----------       -------         --------
      $229,136,344    $194,615,434     $      --      $   471,716     $56,683,988     $56,445,098       $87,376         $ 81,563
      ============    ============     =========      ===========     ===========     ===========       =======         ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2010
and December 31, 2009



                                                                       MAINSTAY VP                     MAINSTAY VP
                                                                      MID CAP CORE--                 MID CAP GROWTH--
                                                                      INITIAL CLASS                   INITIAL CLASS
                                                             ------------------------------- -------------------------------
                                                                   2010            2009            2010            2009
                                                             ---------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................   $    40,114     $     88,367        $--         $   (19,885)
     Net realized gain (loss) on investments................     1,455,085      (12,230,532)        --            (798,411)
     Realized gain distribution received....................            --               --         --             126,257
     Change in unrealized appreciation (depreciation) on
       investments..........................................     8,523,745       21,299,029         --           2,743,980
                                                               -----------     ------------        ---         -----------
       Net increase (decrease) in net assets resulting from
          operations........................................    10,018,944        9,156,864         --           2,051,941
                                                               -----------     ------------        ---         -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................       326,169          105,722         --             279,723
     Cost of insurance......................................      (321,205)        (248,881)        --             (53,097)
     Policyowners' surrenders...............................      (958,634)         (48,692)        --             (85,708)
     Net transfers from (to) Fixed Account..................        (5,857)          14,276         --          (1,914,946)
     Transfers between Investment Divisions.................    (7,465,915)      (2,952,005)        --          (4,026,714)
     Policyowners' death benefits...........................            --               --         --                  --
                                                               -----------     ------------        ---         -----------
       Net contributions and (withdrawals)..................    (8,425,442)      (3,129,580)        --          (5,800,742)
                                                               -----------     ------------        ---         -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          (498)          (1,041)        --                  --
                                                               -----------     ------------        ---         -----------
          Increase (decrease) in net assets.................     1,593,004        6,026,243         --          (3,748,801)
NET ASSETS:
     Beginning of year......................................    46,758,751       40,732,508         --           3,748,801
                                                               -----------     ------------        ---         -----------
     End of year............................................   $48,351,755     $ 46,758,751        $--         $        --
                                                               ===========     ============        ===         ===========





                                                                      ALGER CAPITAL
                                                                       APPRECIATION                  ALGER SMALL CAP
                                                                       PORTFOLIO--                  GROWTH PORTFOLIO--
                                                                     CLASS I-2 SHARES                CLASS I-2 SHARES
                                                             ------------------------------- -------------------------------
                                                                   2010            2009            2010            2009
                                                             ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................       $--           $    (60)      $  (2,638)      $  (3,580)
     Net realized gain (loss) on investments................        --              2,432         (68,830)       (128,606)
     Realized gain distribution received....................        --                 --              --              --
     Change in unrealized appreciation (depreciation) on
       investments..........................................        --              2,165         195,231         425,516
                                                                   ---           --------       ---------       ---------
       Net increase (decrease) in net assets resulting from
          operations........................................        --              4,537         123,763         293,330
                                                                   ---           --------       ---------       ---------
  Contributions and (withdrawals):
     Payments received from policyowners....................        --                 --              --              --
     Cost of insurance......................................        --               (324)         (6,291)        (11,447)
     Policyowners' surrenders...............................        --            (16,971)       (274,461)        (30,538)
     Net transfers from (to) Fixed Account..................        --                 --              --              --
     Transfers between Investment Divisions.................        --                 --         (58,460)       (220,937)
     Policyowners' death benefits...........................        --                 --              --              --
                                                                   ---           --------       ---------       ---------
       Net contributions and (withdrawals)..................        --            (17,295)       (339,212)       (262,922)
                                                                   ---           --------       ---------       ---------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................        --                 --              --              --
                                                                   ---           --------       ---------       ---------
          Increase (decrease) in net assets.................        --            (12,758)       (215,449)         30,408
NET ASSETS:
     Beginning of year......................................        --             12,758         834,021         803,613
                                                                   ---           --------       ---------       ---------
     End of year............................................       $--           $     --       $ 618,572       $ 834,021
                                                                   ===           ========       =========       =========




Not all Investment Divisions are available under all policies.
(a) For the period January 2009 (Commencement of Investments) through December 2009.
(b) For the period March 2009 (Commencement of Investments) through December
    2009.
(c) For the period June 2009 (Commencement of Investments) through December
    2009.
(d) For the period July 2009 (Commencement of Investments) through December
    2009.
(e) For the period November 2009 (Commencement of Investments) through December 2009.
(f) For the period December 2009 (Commencement of Investments).
(g) For the period February 2010 (Commencement of Investments) through December 2010.
(h) For the period March 2010 (Commencement of Investments) through December
    2010.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









              MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP
            MID CAP VALUE--                 S&P 500 INDEX--                SMALL CAP GROWTH--               U.S. SMALL CAP--
             INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2010            2009            2010            2009            2010            2009            2010          2009(E)
    -------------------------------------------------------------------------------------------------------------------------------



        $    --       $  1,836,378    $  2,056,410    $  2,980,636     $       --     $    (7,173)     $  (11,562)     $     (747)

             --        (16,759,865)     (1,754,376)     (7,386,209)            --      (1,353,537)          8,144              53

             --                 --              --              --             --              --              --              --


             --         24,288,630      18,508,953      32,911,823             --       1,692,394       1,457,777          88,981
        -------       ------------    ------------    ------------     ----------     -----------      ----------      ----------



             --          9,365,143      18,810,987      28,506,250             --         331,684       1,454,359          88,287
        -------       ------------    ------------    ------------     ----------     -----------      ----------      ----------


             --             74,465         803,581         887,714             --          44,389          38,323          22,925
             --           (255,256)     (4,489,457)     (4,241,450)            --         (20,957)        (53,371)         (3,060)
             --            (40,751)       (144,004)       (416,102)            --          (3,513)             --              --
             --              2,135         244,412      (2,754,276)            --         (52,585)         (2,359)            348
             --        (52,201,051)     (2,806,915)     (2,731,581)            --      (2,614,910)      5,945,740       1,878,615
             --                 --        (511,298)       (372,672)            --              --              --              --
        -------       ------------    ------------    ------------     ----------     -----------      ----------      ----------
             --        (52,420,458)     (6,903,681)     (9,628,367)            --      (2,647,576)      5,928,333       1,898,828
        -------       ------------    ------------    ------------     ----------     -----------      ----------      ----------



             --               (490)           (996)         (2,990)            --              --              --              --
        -------       ------------    ------------    ------------     ----------     -----------      ----------      ----------
             --        (43,055,805)     11,906,310      18,874,893             --      (2,315,892)      7,382,692       1,987,115

             --         43,055,805     136,813,550     117,938,657             --       2,315,892       1,987,115              --
        -------       ------------    ------------    ------------     ----------     -----------      ----------      ----------
        $    --       $         --    $148,719,860    $136,813,550     $       --     $        --      $9,369,807      $1,987,115
        =======       ============    ============    ============     ==========     ===========      ==========      ==========

                                           ALLIANCEBERNSTEIN               ALLIANCEBERNSTEIN                    AMERICAN
             ALGER SMID CAP                VPS INTERNATIONAL               VPS SMALL/MID CAP                 CENTURY(R) VP
           GROWTH PORTFOLIO--              VALUE PORTFOLIO--               VALUE PORTFOLIO--                    VALUE--
            CLASS I-2 SHARES                 CLASS A SHARES                  CLASS A SHARES                     CLASS II
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2010            2009            2010            2009            2010            2009            2010            2009
    -------------------------------------------------------------------------------------------------------------------------------




        $  (203)      $        (65)   $     26,092    $     12,398     $      706     $      (823)     $   21,018      $   32,440
           (172)              (282)        331,188        (263,157)       131,430         (40,774)        (19,056)        (25,604)
             48                 --              --              --             --           4,876              --              --


         11,193              7,013        (258,746)        557,170        321,884         308,735         154,751         146,167
        -------       ------------    ------------    ------------     ----------     -----------      ----------      ----------

         10,866              6,666          98,534         306,411        454,020         272,014         156,713         153,003
        -------       ------------    ------------    ------------     ----------     -----------      ----------      ----------

         14,312              8,449         244,165         319,148        104,193         111,551         115,114         105,877
         (1,456)              (865)        (21,147)        (22,914)       (15,676)         (6,677)        (19,669)        (14,871)
             --                 --        (184,064)        (17,580)            --         (48,240)             --         (12,128)
          5,351              6,262          (4,250)        (24,700)       (76,259)        (17,891)          7,247          (3,177)
         11,520                434        (538,175)        112,733        423,837         952,021         301,625         191,257
             --                 --              --              --             --              --          (6,444)        (13,505)
        -------       ------------    ------------    ------------     ----------     -----------      ----------      ----------
         29,727             14,280        (503,471)        366,687        436,095         990,764         397,873         253,453
        -------       ------------    ------------    ------------     ----------     -----------      ----------      ----------




             --                 --              --              --             --              --              (3)             (6)
        -------       ------------    ------------    ------------     ----------     -----------      ----------      ----------
         40,593             20,946        (404,937)        673,098        890,115       1,262,778         554,583         406,450


         26,602              5,656       1,476,933         803,835      1,377,192         114,414         947,350         540,900
        -------       ------------    ------------    ------------     ----------     -----------      ----------      ----------
        $67,195       $     26,602    $  1,071,996    $  1,476,933     $2,267,307     $ 1,377,192      $1,501,933      $  947,350
        =======       ============    ============    ============     ==========     ===========      ==========      ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2010
and December 31, 2009


                                                                      AMERICAN FUNDS                  AMERICAN FUNDS
                                                                     ASSET ALLOCATION                 GLOBAL GROWTH
                                                                          FUND--                          FUND--
                                                                      CLASS 2 SHARES                  CLASS 1 SHARES
                                                             ------------------------------- -------------------------------
                                                                   2010            2009            2010          2009(F)
                                                             ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $    6,417      $   18,145       $  2,989          $--
     Net realized gain (loss) on investments................       143,976         (38,897)            15           --
     Realized gain distribution received....................            --              --             --           --
     Change in unrealized appreciation (depreciation) on
       investments..........................................       (80,789)        164,234         10,667           --
                                                                ----------      ----------       --------          ---


       Net increase (decrease) in net assets resulting from
          operations........................................        69,604         143,482         13,671           --
                                                                ----------      ----------       --------          ---
  Contributions and (withdrawals):
     Payments received from policyowners....................        51,929          69,514          1,394           73
     Cost of insurance......................................       (23,743)        (14,122)          (839)          --
     Policyowners' surrenders...............................      (484,304)         (4,627)            --           --
     Net transfers from (to) Fixed Account..................        (7,254)         42,869             53           --
     Transfers between Investment Divisions.................      (202,942)        667,195        243,801           --
     Policyowners' death benefits...........................            --          (2,536)            --           --
                                                                ----------      ----------       --------          ---
       Net contributions and (withdrawals)..................      (666,314)        758,293        244,409           73
                                                                ----------      ----------       --------          ---
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --              --             --           --
                                                                ----------      ----------       --------          ---
          Increase (decrease) in net assets.................      (596,710)        901,775        258,080           73
NET ASSETS:
     Beginning of year......................................     1,029,425         127,650             73           --
                                                                ----------      ----------       --------          ---

     End of year............................................    $  432,715      $1,029,425       $258,153          $73
                                                                ==========      ==========       ========          ===





                                                                        CALVERT VP
                                                                       SRI BALANCED                       DAVIS
                                                                        PORTFOLIO                    VALUE PORTFOLIO
                                                             ------------------------------- -------------------------------
                                                                   2010            2009            2010            2009
                                                             ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   131         $   201        $    8,688      $    5,247
     Net realized gain (loss) on investments................         (72)           (141)          123,991        (379,026)
     Realized gain distribution received....................          --              --                --              --
     Change in unrealized appreciation (depreciation) on
       investments..........................................       1,397           2,479           (31,062)        740,865
                                                                 -------         -------        ----------      ----------


       Net increase (decrease) in net assets resulting from
          operations........................................       1,456           2,539           101,617         367,086
                                                                 -------         -------        ----------      ----------
  Contributions and (withdrawals):
     Payments received from policyowners....................          --              --           295,159         231,210
     Cost of insurance......................................        (239)           (248)          (22,512)        (21,572)
     Policyowners' surrenders...............................          --              --          (421,535)       (202,953)
     Net transfers from (to) Fixed Account..................          --              --            (8,429)          5,811
     Transfers between Investment Divisions.................          --              --          (136,228)        (95,561)
     Policyowners' death benefits...........................          --              --                --              --
                                                                 -------         -------        ----------      ----------
       Net contributions and (withdrawals)..................        (239)           (248)         (293,545)        (83,065)
                                                                 -------         -------        ----------      ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          --              --                --              --
                                                                 -------         -------        ----------      ----------
          Increase (decrease) in net assets.................       1,217           2,291          (191,928)        284,021
NET ASSETS:
     Beginning of year......................................      12,728          10,437         1,354,217       1,070,196
                                                                 -------         -------        ----------      ----------
     End of year............................................     $13,945         $12,728        $1,162,289      $1,354,217
                                                                 =======         =======        ==========      ==========




Not all Investment Divisions are available under all policies.
(a) For the period January 2009 (Commencement of Investments) through December 2009.
(b) For the period March 2009 (Commencement of Investments) through December
    2009.
(c) For the period June 2009 (Commencement of Investments) through December
    2009.
(d) For the period July 2009 (Commencement of Investments) through December
    2009.
(e) For the period November 2009 (Commencement of Investments) through December 2009.
(f) For the period December 2009 (Commencement of Investments).
(g) For the period February 2010 (Commencement of Investments) through December 2010.
(h) For the period March 2010 (Commencement of Investments) through December
    2010.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








             AMERICAN FUNDS                                                  AMERICAN FUNDS                  AMERICAN FUNDS
              GLOBAL SMALL                   AMERICAN FUNDS                  GROWTH-INCOME                   INTERNATIONAL
         CAPITALIZATION FUND--               GROWTH FUND--                       FUND--                          FUND--
             CLASS 2 SHARES                  CLASS 2 SHARES                  CLASS 2 SHARES                  CLASS 2 SHARES
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2010            2009            2010            2009            2010            2009            2010            2009
    -------------------------------------------------------------------------------------------------------------------------------





       $   6,905        $   (118)     $    19,855      $   19,799       $  4,495        $  2,146      $   151,386      $   85,196
         103,822         (76,874)         432,036        (374,403)         8,566         (21,494)         136,989        (820,459)
              --              --               --              --             --              --               --          38,322


           3,923         211,562          826,071       1,807,758         25,758          72,530          423,553       3,173,179
       ---------        --------      -----------      ----------       --------        --------      -----------      ----------



         114,650         134,570        1,277,962       1,453,154         38,819          53,182          711,928       2,476,238
       ---------        --------      -----------      ----------       --------        --------      -----------      ----------

          43,284          86,747          387,914         460,243         30,278          23,154          484,451       1,180,528
          (7,585)         (6,482)         (89,318)        (53,254)        (6,458)         (3,993)        (154,742)       (115,877)
        (171,672)         (2,145)      (1,965,465)        (35,338)            --         (29,687)      (3,426,028)        (80,473)
          42,106         (45,749)         (26,578)        109,181             --           1,276          275,450          49,347
         243,863         112,367        2,107,430       3,573,657        178,526         117,300        3,219,571       1,082,809
              --          (1,215)              --              --             --              --               --         (12,007)
       ---------        --------      -----------      ----------       --------        --------      -----------      ----------
         149,996         143,523          413,983       4,054,489        202,346         108,050          398,702       2,104,327
       ---------        --------      -----------      ----------       --------        --------      -----------      ----------




              --              (2)              --               1             --              --               --              --
       ---------        --------      -----------      ----------       --------        --------      -----------      ----------
         264,646         278,091        1,691,945       5,507,644        241,165         161,232        1,110,630       4,580,565

         444,267         166,176        6,686,017       1,178,373        208,765          47,533        8,655,426       4,074,861
       ---------        --------      -----------      ----------       --------        --------      -----------      ----------
       $ 708,913        $444,267      $ 8,377,962      $6,686,017       $449,930        $208,765      $ 9,766,056      $8,655,426
       =========        ========      ===========      ==========       ========        ========      ===========      ==========





                                                                              DREYFUS VIF
       DELAWARE VIP INTERNATIONAL              DREYFUS IP                    OPPORTUNISTIC                     DWS DREMAN
         VALUE EQUITY SERIES--            TECHNOLOGY GROWTH--                 SMALL CAP--              SMALL MID CAP VALUE VIP--
             STANDARD CLASS                  INITIAL SHARES                  INITIAL SHARES                  CLASS A SHARES
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2010            2009            2010            2009            2010            2009            2010            2009
    -------------------------------------------------------------------------------------------------------------------------------



        $ 27,863         $   24        $   (4,987)      $   (125)       $    41         $   133        $   14,794      $  14,091
          (1,059)           101             6,452         (2,712)          (386)           (580)          116,845       (713,385)
              --             --                --             --             --              --                --             --


          14,697            (70)          311,325        313,832          4,244           3,148           219,386        887,358
        --------         ------        ----------       --------        -------         -------        ----------      ---------



          41,501             55           312,790        310,995          3,899           2,701           351,025        188,064
        --------         ------        ----------       --------        -------         -------        ----------      ---------

          12,820            514           150,229        128,466             --              --           101,932         29,860
         (14,457)           (12)          (14,877)       (11,478)          (613)           (500)          (38,104)       (22,909)
          (8,159)          (888)           (1,961)       (27,337)            --              --          (536,975)        (2,479)
           2,566             --             3,220            535             64              --            (3,013)        37,037
         897,936          3,390           160,898            463            (17)             --         1,064,377       (121,828)
              --             --                --             --             --              --            (8,997)            --
        --------         ------        ----------       --------        -------         -------        ----------      ---------
         890,706          3,004           297,509         90,649           (566)           (500)          579,220        (80,319)
        --------         ------        ----------       --------        -------         -------        ----------      ---------




              --             --                --             --             --              --                --             --
        --------         ------        ----------       --------        -------         -------        ----------      ---------
         932,207          3,059           610,299        401,644          3,333           2,201           930,245        107,745


           3,454            395           932,480        530,836         13,291          11,090           969,214        861,469
        --------         ------        ----------       --------        -------         -------        ----------      ---------
        $935,661         $3,454        $1,542,779       $932,480        $16,624         $13,291        $1,899,459      $ 969,214
        ========         ======        ==========       ========        =======         =======        ==========      =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2010
and December 31, 2009



                                                                        DWS GLOBAL                         DWS
                                                                   OPPORTUNITIES VIP--            SMALL CAP INDEX VIP--
                                                                      CLASS A SHARES                  CLASS A SHARES
                                                             ------------------------------- -------------------------------
                                                                   2010            2009            2010            2009
                                                             ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $   (2)        $    185      $    30,110     $   140,783

     Net realized gain (loss) on investments................          13           (1,082)        (115,497)     (2,418,371)
     Realized gain distribution received....................          --               --               --         684,435

     Change in unrealized appreciation (depreciation) on
       investments..........................................         571            6,307        3,027,072       4,380,840
                                                                  ------         --------      -----------     -----------


       Net increase (decrease) in net assets resulting from
          operations........................................         582            5,410        2,941,685       2,787,687
                                                                  ------         --------      -----------     -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................          --              823          721,410         904,128
     Cost of insurance......................................         (32)            (141)        (150,247)       (133,535)
     Policyowners' surrenders...............................          --          (15,857)        (758,269)       (192,147)
     Net transfers from (to) Fixed Account..................          --               --          (15,182)       (770,018)
     Transfers between Investment Divisions.................       1,074              677       (8,006,331)      2,356,284
     Policyowners' death benefits...........................          --               --               --              --
                                                                  ------         --------      -----------     -----------
       Net contributions and (withdrawals)..................       1,042          (14,498)      (8,208,619)      2,164,712
                                                                  ------         --------      -----------     -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          --               --               --              --
                                                                  ------         --------      -----------     -----------
          Increase (decrease) in net assets.................       1,624           (9,088)      (5,266,934)      4,952,399
NET ASSETS:
     Beginning of year......................................       2,034           11,122       14,481,618       9,529,219
                                                                  ------         --------      -----------     -----------
     End of year............................................      $3,658         $  2,034      $ 9,214,684     $14,481,618
                                                                  ======         ========      ===========     ===========





                                                                                             FIDELITY(R) VIP
                                                                     FIDELITY(R) VIP           FREEDOM 2040
                                                                 FREEDOM 2030 PORTFOLIO--      PORTFOLIO--
                                                                      INITIAL CLASS           INITIAL CLASS
                                                             ------------------------------- ---------------
                                                                   2010            2009          2010(G)
                                                             -----------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $   63,609      $   67,228       $   (947)
     Net realized gain (loss) on investments................      (228,034)       (257,248)        40,492
     Realized gain distribution received....................        29,998          31,433            705
     Change in unrealized appreciation (depreciation) on
       investments..........................................       741,250       1,106,529           (335)
                                                                ----------      ----------       --------


       Net increase (decrease) in net assets resulting
          from operations...................................       606,823         947,942         39,915
                                                                ----------      ----------       --------
  Contributions and (withdrawals):
     Payments received from policyowners....................       581,990         686,689         14,313
     Cost of insurance......................................      (112,431)        (88,818)        (7,107)
     Policyowners' surrenders...............................       (61,501)         (8,355)            --
     Net transfers from (to) Fixed Account..................       (10,970)         34,612         (3,047)
     Transfers between Investment Divisions.................      (670,551)        644,464        (37,546)
     Policyowners' death benefits...........................            --              --             --
                                                                ----------      ----------       --------
       Net contributions and (withdrawals)..................      (273,463)      1,268,592        (33,387)
                                                                ----------      ----------       --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --              --             --
                                                                ----------      ----------       --------
          Increase (decrease) in net assets.................       333,360       2,216,534          6,528

NET ASSETS:
     Beginning of year......................................     4,088,785       1,872,251             --
                                                                ----------      ----------       --------
     End of year............................................    $4,422,145      $4,088,785       $  6,528
                                                                ==========      ==========       ========




Not all Investment Divisions are available under all policies.
(a) For the period January 2009 (Commencement of Investments) through December 2009.
(b) For the period March 2009 (Commencement of Investments) through December
    2009.
(c) For the period June 2009 (Commencement of Investments) through December
    2009.
(d) For the period July 2009 (Commencement of Investments) through December
    2009.
(e) For the period November 2009 (Commencement of Investments) through December 2009.
(f) For the period December 2009 (Commencement of Investments).
(g) For the period February 2010 (Commencement of Investments) through December 2010.
(h) For the period March 2010 (Commencement of Investments) through December
    2010.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









            FIDELITY(R) VIP                 FIDELITY(R) VIP                 FIDELITY(R) VIP                 FIDELITY(R) VIP
            CONTRAFUND(R)--                 EQUITY-INCOME--             FREEDOM 2010 PORTFOLIO--        FREEDOM 2020 PORTFOLIO--
             INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2010            2009            2010            2009            2010            2009            2010            2009
    -------------------------------------------------------------------------------------------------------------------------------



      $   192,972     $   198,994      $   54,877     $    65,954      $   32,152      $   39,211      $  121,017      $  135,861

       (1,647,360)     (6,179,192)       (458,701)     (2,515,356)        (45,563)       (180,396)       (100,466)       (590,002)
           10,784           5,668              --              --          27,656           7,395          49,961          44,185


        5,238,451      12,370,712       1,031,168       3,666,625         119,779         368,394         752,664       1,391,240
      -----------     -----------      ----------     -----------      ----------      ----------      ----------      ----------


        3,794,847       6,396,182         627,344       1,217,223         134,024         234,604         823,176         981,284
      -----------     -----------      ----------     -----------      ----------      ----------      ----------      ----------

        2,360,267       2,699,227         400,147         642,603         198,587         169,456         559,346         579,245
         (516,757)       (467,625)        (57,196)        (78,700)        (37,478)        (35,135)       (163,419)       (113,287)
       (1,957,288)       (748,983)        (22,328)       (250,571)        (80,252)           (730)        (16,429)        (68,131)
            4,373          77,784          (4,779)          8,353          (2,303)         19,576         (32,482)         84,698
         (956,323)     (1,871,383)       (973,280)     (1,880,211)        392,361        (228,150)        821,175         531,330
          (29,122)        (26,693)         (1,736)             --            (149)             --              --              --
      -----------     -----------      ----------     -----------      ----------      ----------      ----------      ----------
       (1,094,850)       (337,673)       (659,172)     (1,558,526)        470,766         (74,983)      1,168,191       1,013,855
      -----------     -----------      ----------     -----------      ----------      ----------      ----------      ----------


              (10)            (36)             --              --              --              --              --              (1)
      -----------     -----------      ----------     -----------      ----------      ----------      ----------      ----------
        2,699,987       6,058,473         (31,828)       (341,303)        604,790         159,621       1,991,367       1,995,138

       23,960,929      17,902,456       4,235,963       4,577,266       1,208,759       1,049,138       5,133,237       3,138,099
      -----------     -----------      ----------     -----------      ----------      ----------      ----------      ----------
      $26,660,916     $23,960,929      $4,204,135     $ 4,235,963      $1,813,549      $1,208,759      $7,124,604      $5,133,237
      ===========     ===========      ==========     ===========      ==========      ==========      ==========      ==========






            FIDELITY(R) VIP                 FIDELITY(R) VIP                 FIDELITY(R) VIP                 FIDELITY(R) VIP
                GROWTH--                      INDEX 500--               INVESTMENT GRADE BOND--                MID-CAP--
             INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2010            2009            2010            2009            2010            2009            2010            2009
    -------------------------------------------------------------------------------------------------------------------------------




        $ (1,509)     $    (1,054)    $   618,161     $   611,145     $   311,402     $   658,548     $      (988)    $    48,082
          (3,463)        (899,539)     (2,521,684)     (1,937,765)         95,050        (130,760)       (942,939)     (3,702,779)
           2,561              783         656,520         587,632         107,224          32,217          84,094          92,438

         176,325        1,026,469       6,471,664       7,454,195         132,651         517,287       8,008,000       9,758,035
        --------      -----------     -----------     -----------     -----------     -----------     -----------     -----------


         173,914          126,659       5,224,661       6,715,207         646,327       1,077,292       7,148,167       6,195,776
        --------      -----------     -----------     -----------     -----------     -----------     -----------     -----------

          91,489          323,368       3,247,115       3,244,947       1,155,887       1,179,621       2,228,448       2,411,030
         (13,549)         (15,075)       (751,604)       (655,594)       (204,204)       (204,325)       (437,726)       (382,076)
         (35,710)          (3,488)     (1,854,509)     (1,394,245)       (215,606)     (1,063,645)       (819,288)       (946,939)
         (54,031)           2,215         213,828         124,083          29,196          50,062          81,523         144,997
         (37,859)      (1,366,227)      4,076,717         802,864         216,735       1,295,759       5,591,489      (1,026,762)
              --               --              --          (2,680)         (5,463)        (21,652)        (19,687)        (29,439)
        --------      -----------     -----------     -----------     -----------     -----------     -----------     -----------
         (49,660)      (1,059,207)      4,931,547       2,119,375         976,545       1,235,820       6,624,759         170,811
        --------      -----------     -----------     -----------     -----------     -----------     -----------     -----------


              (1)              (1)             (1)             (4)             (6)            (27)             (9)            (23)
        --------      -----------     -----------     -----------     -----------     -----------     -----------     -----------
         124,253         (932,549)     10,156,207       8,834,578       1,622,866       2,313,085      13,772,917       6,366,564


         833,686        1,766,235      33,503,096      24,668,518       9,287,490       6,974,405      20,742,787      14,376,223
        --------      -----------     -----------     -----------     -----------     -----------     -----------     -----------
        $957,939      $   833,686     $43,659,303     $33,503,096     $10,910,356     $ 9,287,490     $34,515,704     $20,742,787
        ========      ===========     ===========     ===========     ===========     ===========     ===========     ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2010
and December 31, 2009



                                                                     FIDELITY(R) VIP                 FIDELITY(R) VIP
                                                                      MONEY MARKET--                    OVERSEAS--
                                                                      INITIAL CLASS                   INITIAL CLASS
                                                             ------------------------------- -------------------------------
                                                                   2010          2009(D)           2010            2009
                                                             ---------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................   $   (27,024)     $   (1,023)    $    80,987     $   137,440
     Net realized gain (loss) on investments................            --              --      (2,232,953)     (2,494,044)
     Realized gain distribution received....................        12,645              --          16,270          26,431

     Change in unrealized appreciation (depreciation) on
       investments..........................................            --              --       3,012,437       4,104,245
                                                               -----------      ----------     -----------     -----------
       Net increase (decrease) in net assets resulting from
          operations........................................       (14,379)         (1,023)        876,741       1,774,072
                                                               -----------      ----------     -----------     -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................     1,455,005          19,367         827,665         528,645
     Cost of insurance......................................      (213,694)        (65,508)       (194,052)       (192,469)
     Policyowners' surrenders...............................    (2,049,213)             --        (252,171)        (73,342)
     Net transfers from (to) Fixed Account..................    10,594,341        (213,642)        (19,529)         27,971
     Transfers between Investment Divisions.................    (1,351,473)      8,890,834        (813,750)     (1,072,506)
     Policyowners' death benefits...........................            --              --          (1,551)             --
                                                               -----------      ----------     -----------     -----------
       Net contributions and (withdrawals)..................     8,434,966       8,631,051        (453,388)       (781,701)
                                                               -----------      ----------     -----------     -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --              --              --               1
                                                               -----------      ----------     -----------     -----------
          Increase (decrease) in net assets.................     8,420,587       8,630,028         423,353         992,372
NET ASSETS:
     Beginning of year......................................     8,630,028              --       9,130,525       8,138,153
                                                               -----------      ----------     -----------     -----------

     End of year............................................   $17,050,615      $8,630,028     $ 9,553,878     $ 9,130,525
                                                               ===========      ==========     ===========     ===========






                                                                 INVESCO
                                                               V.I. MID CAP         INVESCO VAN KAMPEN
                                                               CORE EQUITY          V.I. MID CAP VALUE
                                                                  FUND--                  FUND--
                                                             SERIES I SHARES         SERIES I SHARES
                                                             --------------- -------------------------------
                                                                 2010(H)           2010          2009(B)
                                                             -----------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:

     Net investment income (loss)...........................     $   149        $    1,184       $    954
     Net realized gain (loss) on investments................         329            29,716         12,270
     Realized gain distribution received....................          --                --             --

     Change in unrealized appreciation (depreciation) on
       investments..........................................       6,627           129,620         47,695
                                                                 -------        ----------       --------
       Net increase (decrease) in net assets resulting from
          operations........................................       7,105           160,520         60,919
                                                                 -------        ----------       --------

  Contributions and (withdrawals):
     Payments received from policyowners....................       1,138            15,045            104
     Cost of insurance......................................        (535)           (8,227)        (1,415)
     Policyowners' surrenders...............................          --                --             --
     Net transfers from (to) Fixed Account..................       4,008           603,055             --

     Transfers between Investment Divisions.................      87,585           235,125         87,070
     Policyowners' death benefits...........................          --                --             --
                                                                 -------        ----------       --------
       Net contributions and (withdrawals)..................      92,196           844,998         85,759
                                                                 -------        ----------       --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          --                --             --
                                                                 -------        ----------       --------
          Increase (decrease) in net assets.................      99,301         1,005,518        146,678
NET ASSETS:
     Beginning of year......................................          --           146,678             --
                                                                 -------        ----------       --------
     End of year............................................     $99,301        $1,152,196       $146,678
                                                                 =======        ==========       ========




Not all Investment Divisions are available under all policies.
(a) For the period January 2009 (Commencement of Investments) through December 2009.
(b) For the period March 2009 (Commencement of Investments) through December
    2009.
(c) For the period June 2009 (Commencement of Investments) through December
    2009.
(d) For the period July 2009 (Commencement of Investments) through December
    2009.
(e) For the period November 2009 (Commencement of Investments) through December 2009.
(f) For the period December 2009 (Commencement of Investments).
(g) For the period February 2010 (Commencement of Investments) through December 2010.
(h) For the period March 2010 (Commencement of Investments) through December
    2010.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                                                                                                              INVESCO V.I.
         FIDELITY(R) VIP VALUE           FIDELITY(R) VIP VALUE            INVESCO V.I. GLOBAL             INTERNATIONAL GROWTH
               LEADERS--                      STRATEGIES--                 REAL ESTATE FUND--                    FUND--
             INITIAL CLASS                  SERVICE CLASS 2                 SERIES I SHARES                 SERIES I SHARES
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2010            2009            2010            2009            2010            2009            2010            2009
    -------------------------------------------------------------------------------------------------------------------------------




        $     43        $   286         $   (317)      $    (140)      $   91,705      $   (3,156)     $  150,477      $   54,138
           2,243             15           (5,883)       (184,070)         108,007        (513,604)       (469,063)       (230,207)
              --             --               --              --               --              --              --              --


          (2,731)         3,025           61,504         244,390          185,542         699,851       1,253,734       1,567,642
        --------        -------         --------       ---------       ----------      ----------      ----------      ----------

            (445)         3,326           55,304          60,180          385,254         183,091         935,148       1,391,573
        --------        -------         --------       ---------       ----------      ----------      ----------      ----------


           2,750          4,582           72,490          29,866          164,967         143,159         631,413         743,566
            (595)          (399)         (10,197)         (6,826)         (22,921)        (15,325)       (114,932)        (82,316)
              --             --           (9,042)        (62,566)         (49,841)         (8,543)       (348,080)        (29,221)
              --            702            1,406               9           77,356         (16,999)          3,785          32,239
         (18,066)        13,142           46,271         (26,800)         677,756         118,261       1,545,317         246,320
              --             --          (10,424)             --               --              --              --          (1,840)
        --------        -------         --------       ---------       ----------      ----------      ----------      ----------
         (15,911)        18,027           90,504         (66,317)         847,317         220,553       1,717,503         908,748
        --------        -------         --------       ---------       ----------      ----------      ----------      ----------


              --             --               --              --               --              (4)             --              --
        --------        -------         --------       ---------       ----------      ----------      ----------      ----------
         (16,356)        21,353          145,808          (6,137)       1,232,571         403,640       2,652,651       2,300,321

          21,705            352          180,773         186,910        1,125,460         721,820       5,665,825       3,365,504
        --------        -------         --------       ---------       ----------      ----------      ----------      ----------

        $  5,349        $21,705         $326,581       $ 180,773       $2,358,031      $1,125,460      $8,318,476      $5,665,825
        ========        =======         ========       =========       ==========      ==========      ==========      ==========







              JANUS ASPEN                     JANUS ASPEN                     JANUS ASPEN                     JANUS ASPEN
          BALANCED PORTFOLIO--           ENTERPRISE PORTFOLIO--            FORTY PORTFOLIO--             WORLDWIDE PORTFOLIO--
          INSTITUTIONAL SHARES            INSTITUTIONAL SHARES            INSTITUTIONAL SHARES            INSTITUTIONAL SHARES
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2010            2009            2010            2009            2010            2009            2010            2009
    -------------------------------------------------------------------------------------------------------------------------------





      $   458,683     $   396,287     $   (23,529)    $   (26,988)    $    (4,035)    $   (22,510)     $    1,494      $   11,355
          (48,865)       (232,771)       (669,188)       (674,325)       (588,209)       (127,604)        111,705         (84,140)
               --         563,988              --              --              --              --              --              --


        1,074,188       2,782,283       2,131,595       3,081,309       1,045,173       2,413,427          18,653         327,726
      -----------     -----------     -----------     -----------     -----------     -----------      ----------      ----------

        1,484,006       3,509,787       1,438,878       2,379,996         452,929       2,263,313         131,852         254,941
      -----------     -----------     -----------     -----------     -----------     -----------      ----------      ----------

          876,049         857,581         595,376         737,121         802,655         616,627          23,700          18,151
         (548,735)       (519,566)       (104,324)       (104,103)        (96,673)        (83,416)        (40,875)        (32,311)
         (707,736)       (904,330)     (1,306,664)        (60,036)       (423,692)        (23,681)       (600,674)        (57,482)
          205,342          25,604         (27,020)        (16,124)         11,769         (21,618)          3,206          (1,341)
        1,519,390        (842,691)       (977,060)     (1,589,350)      2,686,061      (1,316,168)        (32,355)        556,868
           (1,090)       (332,895)             --              --          (5,573)         (9,771)             --              --
      -----------     -----------     -----------     -----------     -----------     -----------      ----------      ----------
        1,343,220      (1,716,297)     (1,819,692)     (1,032,492)      2,974,547        (838,027)       (646,998)        483,885
      -----------     -----------     -----------     -----------     -----------     -----------      ----------      ----------


              (67)           (366)             --              --              --              --              (2)             (8)
      -----------     -----------     -----------     -----------     -----------     -----------      ----------      ----------
        2,827,159       1,793,124        (380,814)      1,347,504       3,427,476       1,425,286        (515,148)        738,818

       16,514,235      14,721,111       7,102,905       5,755,401       6,695,361       5,270,075       1,266,646         527,828
      -----------     -----------     -----------     -----------     -----------     -----------      ----------      ----------
      $19,341,394     $16,514,235     $ 6,722,091     $ 7,102,905     $10,122,837     $ 6,695,361      $  751,498      $1,266,646
      ===========     ===========     ===========     ===========     ===========     ===========      ==========      ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2010
and December 31, 2009


                                                                    LAZARD RETIREMENT                  LORD ABBETT
                                                                   INTERNATIONAL EQUITY               SERIES FUND--
                                                                       PORTFOLIO--                    MID-CAP VALUE
                                                                      SERVICE SHARES                    PORTFOLIO
                                                             ------------------------------- -------------------------------
                                                                   2010            2009            2010            2009
                                                             ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $   31,530      $   54,914      $      615     $     1,321
     Net realized gain (loss) on investments................      (375,401)       (319,681)        206,540      (3,350,184)
     Realized gain distribution received....................            --              --              --              --
     Change in unrealized appreciation (depreciation) on
       investments..........................................       488,301         699,426         779,308       3,984,076
                                                                ----------      ----------      ----------     -----------
       Net increase (decrease) in net assets resulting from
          operations........................................       144,430         434,659         986,463         635,213
                                                                ----------      ----------      ----------     -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................       286,797         225,213         418,258       1,259,848
     Cost of insurance......................................       (78,443)        (63,422)       (132,591)        (99,342)
     Policyowners' surrenders...............................      (110,127)         (9,319)       (966,196)       (249,803)
     Net transfers from (to) Fixed Account..................       (15,630)         32,733         (16,778)         15,900
     Transfers between Investment Divisions.................       599,019         570,953       1,097,085      (2,093,453)
     Policyowners' death benefits...........................            --              --            (855)        (11,456)
                                                                ----------      ----------      ----------     -----------
       Net contributions and (withdrawals)..................       681,616         756,158         398,923      (1,178,306)
                                                                ----------      ----------      ----------     -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --              (4)             --              (1)
                                                                ----------      ----------      ----------     -----------
          Increase (decrease) in net assets.................       826,046       1,190,813       1,385,386        (543,094)
NET ASSETS:
     Beginning of year......................................     2,918,983       1,728,170       4,265,400       4,808,494
                                                                ----------      ----------      ----------     -----------
     End of year............................................    $3,745,029      $2,918,983      $5,650,786     $ 4,265,400
                                                                ==========      ==========      ==========     ===========






                                                                          MFS(R)                     NEUBERGER BERMAN
                                                                     VALUES SERIES--                   AMT PARTNERS
                                                                      INITIAL CLASS             PORTFOLIO--CLASS I SHARES
                                                             ------------------------------- -------------------------------
                                                                   2010          2009(A)           2010            2009
                                                             ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $   41,447      $   11,205      $    (281)      $  10,989
     Net realized gain (loss) on investments................       311,269          25,962        127,753        (184,147)
     Realized gain distribution received....................            --              --             --          58,175
     Change in unrealized appreciation (depreciation) on
       investments..........................................         9,358         344,886        (87,696)        342,023
                                                                ----------      ----------      ---------       ---------
       Net increase (decrease) in net assets resulting from
          operations........................................       362,074         382,053         39,776         227,040
                                                                ----------      ----------      ---------       ---------
  Contributions and (withdrawals):
     Payments received from policyowners....................        64,996          56,413        123,439          90,849
     Cost of insurance......................................       (51,524)        (10,116)        (8,886)         (7,968)
     Policyowners' surrenders...............................      (731,394)         (2,947)      (329,859)         (7,609)
     Net transfers from (to) Fixed Account..................       229,003          67,502        (15,235)          6,277
     Transfers between Investment Divisions.................     2,428,066       1,710,230        (67,573)          9,548
     Policyowners' death benefits...........................            --          (5,057)            --              --
                                                                ----------      ----------      ---------       ---------
       Net contributions and (withdrawals)..................     1,939,147       1,816,025       (298,114)         91,097
                                                                ----------      ----------      ---------       ---------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --              --             --              --
                                                                ----------      ----------      ---------       ---------
          Increase (decrease) in net assets.................     2,301,221       2,198,078       (258,338)        318,137
NET ASSETS:
     Beginning of year......................................     2,198,078              --        606,279         288,142
                                                                ----------      ----------      ---------       ---------
     End of year............................................    $4,499,299      $2,198,078      $ 347,941       $ 606,279
                                                                ==========      ==========      =========       =========




Not all Investment Divisions are available under all policies.
(a) For the period January 2009 (Commencement of Investments) through December 2009.
(b) For the period March 2009 (Commencement of Investments) through December
    2009.
(c) For the period June 2009 (Commencement of Investments) through December
    2009.
(d) For the period July 2009 (Commencement of Investments) through December
    2009.
(e) For the period November 2009 (Commencement of Investments) through December 2009.
(f) For the period December 2009 (Commencement of Investments).
(g) For the period February 2010 (Commencement of Investments) through December 2010.
(h) For the period March 2010 (Commencement of Investments) through December
    2010.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









           LVIP BARON GROWTH                     MFS(R)                          MFS(R)                          MFS(R)
          OPPORTUNITIES FUND--          INVESTORS TRUST SERIES--         NEW DISCOVERY SERIES--            UTILITIES SERIES--
             SERVICE CLASS                   INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2010            2009            2010            2009            2010            2009            2010            2009
    -------------------------------------------------------------------------------------------------------------------------------



       $  (13,750)     $   (9,167)      $   753         $  2,161        $   (37)         $  (27)       $   44,798      $   54,653
          568,563        (934,705)          271               (7)           (17)           (187)         (211,088)       (141,887)
               --              --            --               --             --              --                --              --


          286,260       1,668,695         7,542           16,625          2,733           3,266           422,140         505,591
       ----------      ----------       -------         --------        -------          ------        ----------      ----------


          841,073         724,823         8,566           18,779          2,679           3,052           255,850         418,357
       ----------      ----------       -------         --------        -------          ------        ----------      ----------


          337,978         378,862            --               --             --              --           220,598         239,407
          (62,271)        (38,239)       (1,401)          (1,959)          (437)           (320)          (59,274)        (46,475)
         (749,793)       (227,439)           --          (73,644)            --              --          (473,865)        (22,697)
           69,685         (99,762)           --               --             --              --           (17,046)         26,006
          654,939        (125,988)           --               --             --              --           306,161          91,442
               --              --            --               --             --              --            (2,599)             --
       ----------      ----------       -------         --------        -------          ------        ----------      ----------
          250,538        (112,566)       (1,401)         (75,603)          (437)           (320)          (26,025)        287,683
       ----------      ----------       -------         --------        -------          ------        ----------      ----------




               --              --            --               (3)            --              --                --              (3)
       ----------      ----------       -------         --------        -------          ------        ----------      ----------
        1,091,611         612,257         7,165          (56,827)         2,242           2,732           229,825         706,037


        2,592,934       1,980,677        80,505          137,332          7,806           5,074         1,751,790       1,045,753
       ----------      ----------       -------         --------        -------          ------        ----------      ----------
       $3,684,545      $2,592,934       $87,670         $ 80,505        $10,048          $7,806        $1,981,615      $1,751,790
       ==========      ==========       =======         ========        =======          ======        ==========      ==========





                                                                           PIMCO GLOBAL BOND             PIMCO
          OPPENHEIMER CAPITAL                 OPPENHEIMER                     (UNHEDGED)--            HIGH YIELD--
         APPRECIATION FUND/VA--           CORE BOND FUND/VA--                ADMINISTRATIVE          ADMINISTRATIVE
           NON-SERVICE SHARES              NON-SERVICE SHARES                 CLASS SHARES            CLASS SHARES
    ------------------------------- ------------------------------- ------------------------------- ---------------
          2010            2009            2010            2009            2010          2009(C)         2010(H)
    ---------------------------------------------------------------------------------------------------------------



        $  (197)        $   (47)         $   14          $   (2)        $ 14,224        $   710     $           114
          5,364            (115)           (132)             (6)             404             19                 (84)
             --              --              --              --           16,915          5,109                  --


         (2,484)          7,968             237              97           34,485         (1,388)                 --
        -------         -------          ------          ------         --------        -------     ---------------

          2,683           7,806             119              89           66,028          4,450                  30
        -------         -------          ------          ------         --------        -------     ---------------

          4,772           8,655              --              --           23,651             --              12,526
         (1,802)           (363)            (37)            (11)          (5,377)          (217)                (77)
             --              --              --              --               --             --                  --
          9,026             757              --              --           83,439         51,315                  --
         28,860          19,561              --              --          467,926         29,352             (12,479)
             --              --              --              --               --             --                  --
        -------         -------          ------          ------         --------        -------     ---------------
         40,856          28,610             (37)            (11)         569,639         80,450                 (30)
        -------         -------          ------          ------         --------        -------     ---------------


             --              --              --              --               --             --                  --
        -------         -------          ------          ------         --------        -------     ---------------
         43,539          36,416              82              78          635,667         84,900                  --

         37,475           1,059           1,109           1,031           84,900             --                  --
        -------         -------          ------          ------         --------        -------     ---------------
        $81,014         $37,475          $1,191          $1,109         $720,567        $84,900            $     --
        =======         =======          ======          ======         ========        =======     ===============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2010
and December 31, 2009


                                                              PIMCO LONG-TERM U.S.                   PIMCO
                                                                  GOVERNMENT--                   LOW DURATION--
                                                                 ADMINISTRATIVE                  ADMINISTRATIVE
                                                                  CLASS SHARES                    CLASS SHARES
                                                        ------------------------------- -------------------------------
                                                              2010            2009            2010            2009
                                                        ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)......................     $  4,091        $  3,984       $   26,067      $   49,195
     Net realized gain (loss) on investments...........         (465)          3,607           24,614          (2,585)
     Realized gain distribution received...............        2,894           8,065            6,569          83,534
     Change in unrealized appreciation (depreciation)
       on investments..................................        6,244         (19,216)          48,238          71,149
                                                            --------        --------       ----------      ----------
       Net increase (decrease) in net assets resulting
          from operations..............................       12,764          (3,560)         105,488         201,293
                                                            --------        --------       ----------      ----------
  Contributions and (withdrawals):
     Payments received from policyowners...............       36,659          35,494          415,439         280,861
     Cost of insurance.................................       (1,682)         (2,145)         (39,966)        (29,727)
     Policyowners' surrenders..........................           --         (31,895)        (780,866)        (50,784)
     Net transfers from (to) Fixed Account.............           --           1,802          144,355          24,582
     Transfers between Investment Divisions............      (20,803)          8,467          288,665         154,289
     Policyowners' death benefits......................           --              --               --          (6,321)
                                                            --------        --------       ----------      ----------
       Net contributions and (withdrawals).............       14,174          11,723           27,627         372,900
                                                            --------        --------       ----------      ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges
       retained by the Separate Account................           --              --               --              --
                                                            --------        --------       ----------      ----------
          Increase (decrease) in net assets............       26,938           8,163          133,115         574,193
NET ASSETS:
     Beginning of year.................................      108,190         100,027        1,892,404       1,318,211
                                                            --------        --------       ----------      ----------
     End of year.......................................     $135,128        $108,190       $2,025,519      $1,892,404
                                                            ========        ========       ==========      ==========





                                                                 T. ROWE PRICE                   T. ROWE PRICE
                                                                BLUE CHIP GROWTH                 EQUITY INCOME
                                                                   PORTFOLIO                       PORTFOLIO
                                                        ------------------------------- -------------------------------
                                                              2010            2009            2010            2009
                                                        ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)......................   $   (46,159)     $  (30,901)    $   317,482     $   243,634
     Net realized gain (loss) on investments...........      (290,200)       (809,105)     (2,247,533)     (5,383,519)
     Realized gain distribution received...............            --              --              --              --
     Change in unrealized appreciation (depreciation)
       on investments..................................     2,008,952       3,390,511       4,988,680       8,507,737
                                                          -----------      ----------     -----------     -----------
       Net increase (decrease) in net assets resulting
          from operations..............................     1,672,593       2,550,505       3,058,629       3,367,852
                                                          -----------      ----------     -----------     -----------
  Contributions and (withdrawals):
     Payments received from policyowners...............     1,139,280       1,052,680       1,804,480       2,899,606
     Cost of insurance.................................      (296,513)       (215,022)       (467,625)       (384,245)
     Policyowners' surrenders..........................        (8,411)       (143,841)     (2,472,324)       (701,484)
     Net transfers from (to) Fixed Account.............      (104,434)         39,626        (145,056)        (44,607)
     Transfers between Investment Divisions............     1,255,396        (711,377)      2,765,549      (2,916,803)
     Policyowners' death benefits......................            --          (4,969)             --         (11,259)
                                                          -----------      ----------     -----------     -----------
       Net contributions and (withdrawals).............     1,985,318          17,097       1,485,024      (1,158,792)
                                                          -----------      ----------     -----------     -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges
       retained by the Separate Account................            --              --             (17)            (22)
                                                          -----------      ----------     -----------     -----------
          Increase (decrease) in net assets............     3,657,911       2,567,602       4,543,636       2,209,038
NET ASSETS:
     Beginning of year.................................     8,659,417       6,091,815      18,254,040      16,045,002
                                                          -----------      ----------     -----------     -----------
     End of year.......................................   $12,317,328      $8,659,417     $22,797,676     $18,254,040
                                                          ===========      ==========     ===========     ===========




Not all Investment Divisions are available under all policies.
(a) For the period January 2009 (Commencement of Investments) through December 2009.
(b) For the period March 2009 (Commencement of Investments) through December
    2009.
(c) For the period June 2009 (Commencement of Investments) through December
    2009.
(d) For the period July 2009 (Commencement of Investments) through December
    2009.
(e) For the period November 2009 (Commencement of Investments) through December 2009.
(f) For the period December 2009 (Commencement of Investments).
(g) For the period February 2010 (Commencement of Investments) through December 2010.
(h) For the period March 2010 (Commencement of Investments) through December
    2010.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I












                 PIMCO                           PIMCO
             REAL RETURN--                   TOTAL RETURN--                      ROYCE                           ROYCE
             ADMINISTRATIVE                  ADMINISTRATIVE              MICRO-CAP PORTFOLIO--           SMALL-CAP PORTFOLIO--
              CLASS SHARES                    CLASS SHARES                  INVESTMENT CLASS                INVESTMENT CLASS
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2010            2009            2010            2009            2010            2009            2010            2009
    -------------------------------------------------------------------------------------------------------------------------------




      $    98,053     $   221,820     $   879,508     $ 1,694,416      $  105,683      $   (9,079)    $   (17,871)    $   (24,272)
          201,606         (42,680)      1,693,632         482,615          85,723        (811,182)        (19,025)       (941,075)
           88,634         412,578       1,307,594       1,196,390              --              --              --              --


          304,688         728,232        (595,184)      1,149,343       1,424,178       1,825,618       1,403,319       2,957,381
      -----------     -----------     -----------     -----------      ----------      ----------     -----------     -----------


          692,981       1,319,950       3,285,550       4,522,764       1,615,584       1,005,357       1,366,423       1,992,034
      -----------     -----------     -----------     -----------      ----------      ----------     -----------     -----------


          651,261         956,881       3,028,514       3,016,983         336,878         402,666         609,391         726,065
         (121,944)       (114,615)       (893,818)       (785,488)        (71,162)        (53,248)       (129,895)       (105,170)
       (1,590,395)       (194,712)     (6,100,676)       (962,454)       (275,790)        (60,579)     (1,309,736)        (90,963)
          203,849         (24,993)        252,057         259,483       1,677,523          20,031         278,747      (1,700,756)
         (556,907)      3,510,731       5,462,745       3,256,618       2,002,946        (616,912)        660,651       1,254,274
               --              --         (37,976)        (16,740)           (695)         (8,757)         (4,067)             --
      -----------     -----------     -----------     -----------      ----------      ----------     -----------     -----------
       (1,414,136)      4,133,292       1,710,846       4,768,402       3,669,700        (316,799)        105,091          83,450
      -----------     -----------     -----------     -----------      ----------      ----------     -----------     -----------


               --              (1)             --              (3)             --              (3)             --              --
      -----------     -----------     -----------     -----------      ----------      ----------     -----------     -----------
         (721,155)      5,453,241       4,996,396       9,291,163       5,285,284         688,555       1,471,514       2,075,484


       11,061,074       5,607,833      39,125,547      29,834,384       2,285,988       1,597,433       7,162,378       5,086,894
      -----------     -----------     -----------     -----------      ----------      ----------     -----------     -----------
      $10,339,919     $11,061,074     $44,121,943     $39,125,547      $7,571,272      $2,285,988     $ 8,633,892     $ 7,162,378
      ===========     ===========     ===========     ===========      ==========      ==========     ===========     ===========





             T. ROWE PRICE                   T. ROWE PRICE                   T. ROWE PRICE                   T. ROWE PRICE
               INDEX 500                  INTERNATIONAL STOCK              LIMITED-TERM BOND               NEW AMERICA GROWTH
               PORTFOLIO                       PORTFOLIO                       PORTFOLIO                       PORTFOLIO
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2010            2009            2010            2009            2010            2009            2010            2009
    -------------------------------------------------------------------------------------------------------------------------------



       $   4,367        $  5,160       $   15,059      $   37,112      $   86,425      $   78,902      $   (7,481)     $   (8,967)
         (58,352)        (59,424)        (268,244)       (142,333)         58,621          40,339         (74,857)       (602,445)
              --              --            8,081              --              --              --          95,742              --

          92,232         135,228          582,201         755,421         (47,278)         71,191         747,397       1,419,265
       ---------        --------       ----------      ----------      ----------      ----------      ----------      ----------

          38,247          80,964          337,097         650,200          97,768         190,432         760,801         807,853
       ---------        --------       ----------      ----------      ----------      ----------      ----------      ----------


          37,279          40,242          404,833         387,480         636,236         978,323         437,179         421,093
         (18,197)        (21,233)         (74,251)        (59,135)        (78,154)        (75,906)        (77,986)        (48,705)
        (212,552)        (16,879)        (115,349)       (149,977)       (289,148)       (628,179)        (77,743)       (222,676)
          (3,608)         22,268           22,388          38,440          (3,722)        143,238         289,214          42,651
         (19,057)        (85,169)         238,113         222,444         782,735        (143,927)      1,082,131        (531,504)
          (1,126)             --               --          (9,819)             --          (6,132)           (323)             --
       ---------        --------       ----------      ----------      ----------      ----------      ----------      ----------
        (217,261)        (60,771)         475,734         429,433       1,047,947         267,417       1,652,472        (339,141)
       ---------        --------       ----------      ----------      ----------      ----------      ----------      ----------



              --              --               (2)            (23)             --              (1)             --              --
       ---------        --------       ----------      ----------      ----------      ----------      ----------      ----------
        (179,014)         20,193          812,829       1,079,610       1,145,715         457,848       2,413,273         468,712

         393,319         373,126        2,099,703       1,020,093       2,443,814       1,985,966       2,354,957       1,886,245
       ---------        --------       ----------      ----------      ----------      ----------      ----------      ----------
       $ 214,305        $393,319       $2,912,532      $2,099,703      $3,589,529      $2,443,814      $4,768,230      $2,354,957
       =========        ========       ==========      ==========      ==========      ==========      ==========      ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2010
and December 31, 2009


                                                     T. ROWE PRICE                         UIF EMERGING
                                                   PERSONAL STRATEGY                 MARKETS DEBT PORTFOLIO--
                                                  BALANCED PORTFOLIO                          CLASS I
                                          ----------------------------------    ----------------------------------
                                                2010               2009               2010               2009
                                          ------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss).......    $   500,802        $   345,359         $   99,157         $   84,120
     Net realized gain (loss) on
       investments......................       (704,677)        (2,445,252)           168,677           (115,015)
     Realized gain distribution
       received.........................             --                 --                 --                 --
     Change in unrealized appreciation
       (depreciation) on
       investments......................      3,600,754          7,540,237            (21,246)           369,481
                                            -----------        -----------         ----------         ----------
       Net increase (decrease) in net
          assets resulting from
          operations....................      3,396,879          5,440,344            246,588            338,586
                                            -----------        -----------         ----------         ----------
  Contributions and (withdrawals):
     Payments received from
       policyowners.....................      1,297,264            982,336            469,767            196,679
     Cost of insurance..................       (390,348)          (330,310)           (32,782)           (24,643)
     Policyowners' surrenders...........       (947,043)           (49,330)            (2,237)           (13,559)
     Net transfers from (to) Fixed
       Account..........................        (53,327)        (1,911,745)            (6,067)             4,078
     Transfers between Investment
       Divisions........................        841,159          4,609,897           (313,959)           212,782
     Policyowners' death benefits.......        (26,003)                --                 --                 --
                                            -----------        -----------         ----------         ----------
       Net contributions and
          (withdrawals).................        721,702          3,300,848            114,722            375,337
                                            -----------        -----------         ----------         ----------
     Increase (decrease) attributable to
       New York Life Insurance
       and Annuity Corporation charges
       retained by the Separate
       Account..........................             --                 --                 (1)                (4)
                                            -----------        -----------         ----------         ----------
          Increase (decrease) in net
            assets......................      4,118,581          8,741,192            361,309            713,919
NET ASSETS:
     Beginning of year..................     25,168,391         16,427,199          1,711,916            997,997
                                            -----------        -----------         ----------         ----------
     End of year........................    $29,286,972        $25,168,391         $2,073,225         $1,711,916
                                            ===========        ===========         ==========         ==========






                                                                                              VAN ECK VIP
                                                    VAN ECK VIP GLOBAL                       MULTI-MANAGER
                                                       HARD ASSETS--                        ALTERNATIVES--
                                                       INITIAL CLASS                         INITIAL CLASS
                                            ----------------------------------    ----------------------------------
                                                  2010               2009               2010               2009
                                            ------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss).......       $   (1,250)         $   (114)          $   (880)         $     (70)
     Net realized gain (loss) on
       investments......................           19,494               868             (1,950)           (39,676)
     Realized gain distribution
       received.........................               --                99                 --             16,649
     Change in unrealized appreciation
       (depreciation) on
       investments......................          406,103            19,009             11,595             39,491
                                               ----------          --------           --------          ---------
       Net increase (decrease) in net
          assets resulting from
          operations....................          424,347            19,862              8,765             16,394
                                               ----------          --------           --------          ---------
  Contributions and (withdrawals):
     Payments received from
       policyowners.....................           67,991             1,314             32,793             50,795
     Cost of insurance..................          (21,671)           (1,728)            (1,431)            (1,904)
     Policyowners' surrenders...........               --           (22,909)                --            (25,032)
     Net transfers from (to) Fixed
       Account..........................           80,816            53,694                 --                 --
     Transfers between Investment
       Divisions........................        1,353,206            85,848             (2,414)          (148,312)
     Policyowners' death benefits.......               --                --                 --                 --
                                               ----------          --------           --------          ---------
       Net contributions and
          (withdrawals).................        1,480,342           116,219             28,948           (124,453)
                                               ----------          --------           --------          ---------
     Increase (decrease) attributable to
       New York Life Insurance
       and Annuity Corporation charges
       retained by the Separate
       Account..........................               --                --                 --                 --
                                               ----------          --------           --------          ---------
          Increase (decrease) in net
            assets......................        1,904,689           136,081             37,713           (108,059)
NET ASSETS:
     Beginning of year..................          152,007            15,926            187,599            295,658
                                               ----------          --------           --------          ---------
     End of year........................       $2,056,696          $152,007           $225,312          $ 187,599
                                               ==========          ========           ========          =========




Not all Investment Divisions are available under all policies.
(a) For the period January 2009 (Commencement of Investments) through December 2009.
(b) For the period March 2009 (Commencement of Investments) through December
    2009.
(c) For the period June 2009 (Commencement of Investments) through December
    2009.
(d) For the period July 2009 (Commencement of Investments) through December
    2009.
(e) For the period November 2009 (Commencement of Investments) through December 2009.
(f) For the period December 2009 (Commencement of Investments).
(g) For the period February 2010 (Commencement of Investments) through December 2010.
(h) For the period March 2010 (Commencement of Investments) through December
    2010.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I











                                                UIF U.S.
              UIF EMERGING                    REAL ESTATE                  VAN ECK VIP GLOBAL
             MARKETS EQUITY                   PORTFOLIO--                     BOND FUND--
           PORTFOLIO--CLASS I                   CLASS I                      INITIAL CLASS
    ------------------------------- ------------------------------- -------------------------------
          2010            2009            2010            2009            2010            2009
    -----------------------------------------------------------------------------------------------



      $    24,744      $  (25,982)    $   144,311     $   182,032      $   (2,051)      $    105
       (1,025,973)       (972,399)       (342,943)     (6,299,836)          5,513          2,030
               --              --              --              --              --             --


        2,884,758       4,187,440       2,586,900       7,739,133          29,114          3,598
      -----------      ----------     -----------     -----------      ----------       --------


        1,883,529       3,189,059       2,388,268       1,621,329          32,576          5,733
      -----------      ----------     -----------     -----------      ----------       --------

          754,783         670,900         378,891         980,115          11,647          8,010
         (143,211)       (100,594)        (84,837)        (78,541)        (21,682)        (4,513)
         (196,039)        (25,809)       (561,069)       (314,460)        (44,919)            --
          315,555         (34,360)           (963)       (432,560)         61,686        (15,726)
        1,564,184         976,118      (1,510,539)     (1,163,509)        946,266         42,805
               --              --              --              --              --             --
      -----------      ----------     -----------     -----------      ----------       --------
        2,295,272       1,486,255      (1,778,517)     (1,008,955)        952,998         30,576
      -----------      ----------     -----------     -----------      ----------       --------




               (1)            (19)             (1)             (3)             --             (1)
      -----------      ----------     -----------     -----------      ----------       --------
        4,178,800       4,675,295         609,750         612,371         985,574         36,308

        8,799,920       4,124,625       8,557,767       7,945,396          39,874          3,566
      -----------      ----------     -----------     -----------      ----------       --------
      $12,978,720      $8,799,920     $ 9,167,517     $ 8,557,767      $1,025,448       $ 39,874
      ===========      ==========     ===========     ===========      ==========       ========


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I ("CSVUL Separate Account-I") was established on May 24, 1996, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. Investments into CSVUL Separate Account-I commenced on March 27, 1998. CSVUL Separate Account-I funds NYLIAC Corporate Sponsored Variable Universal Life policies ("CSVUL")("Series 1 policies"), NYLIAC CorpExec Variable Universal Life II policies ("CEVUL2")("Series 2 policies"), NYLIAC CorpExec Variable Universal Life III policies ("CEVUL3")("Series 3 policies"), NYLIAC CorpExec Variable Universal Life IV policies ("CEVUL4")("Series 3 policies"), NYLIAC CorpExec Variable Universal Life V policies ("CEVUL5")("Series 3 policies"), NYLIAC CorpExec Variable Universal Life VI policies ("CEVUL6")("Series 3 policies"), and NYLIAC CorpExec Accumulator Variable Universal Life policies ("CEAVUL")("Series 3 policies"). The policies are designed for Group or Sponsored arrangements who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. The policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), which is a wholly-owned subsidiary of New York Life Insurance Company. CSVUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

     The assets of CSVUL Separate Account-I, which are in the accumulation phase, are invested in the shares of the MainStay VP Series Fund, Inc., The Alger Portfolios, AllianceBernstein Variable Products Series Fund, Inc., American Century Variable Portfolios, Inc., American Funds Insurance Series(R), Calvert Variable Series, Inc., Davis Variable Account Fund, Inc., Delaware VIP(R) Trust, Dreyfus Investment Portfolios, Dreyfus Variable Investment Fund, DWS Investments VIT Funds, DWS Variable Series I, DWS Variable Series II, Fidelity(R) Variable Insurance Products Funds, Fidelity(R) Variable Insurance Products Freedom Funds, Invesco Variable Insurance Funds, Janus Aspen Series, Lazard Retirement Series, Inc., Lincoln Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., MFS(R) Variable Insurance Trust, MFS(R) Variable Insurance Trust II, Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc., The Universal Institutional Funds, Inc., and Van Eck VIP Trust (collectively "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

     New York Life Investment Management LLC ("New York Life Investments"), provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. New York Life Investments retains several sub-advisors, including MacKay Shields LLC ("MacKay Shields"), Madison Square Investors LLC ("Madison Square Investors"), Epoch Investment Partners, Inc. ("Epoch"), Institutional Capital LLC ("ICAP") and Winslow Capital Management Inc. ("Winslow Capital"), to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc. New York Life Investments, MacKay Shields, Madison Square Investors and ICAP are all indirect, wholly-owned subsidiaries of New York Life. Epoch is an independent investment advisory firm. Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc.

     The following Investment Divisions, with their respective fund portfolios, are available in this Separate Account:

MainStay VP Bond--Initial Class
MainStay VP Cash Management
MainStay VP Common Stock--Initial Class
MainStay VP Convertible--Initial Class
MainStay VP Floating Rate--Initial Class
MainStay VP Government--Initial Class
MainStay VP Growth Equity--Initial Class
MainStay VP High Yield Corporate Bond--Initial Class
MainStay VP ICAP Select Equity--Initial Class
MainStay VP Income Builder--Initial Class
MainStay VP International Equity--Initial Class
MainStay VP Large Cap Growth--Initial Class
MainStay VP Mid Cap Core--Initial Class
MainStay VP S&P 500 Index--Initial Class
MainStay VP U.S. Small Cap--Initial Class
Alger Small Cap Growth Portfolio--Class I-2 Shares(1)
Alger SMid Cap Growth Portfolio--Class I-2 Shares(2) AllianceBernstein VPS International Value Portfolio--Class A Shares AllianceBernstein VPS Small/Mid Cap Value Portfolio--Class A Shares American Century(R) VP Value--Class II
American Funds Asset Allocation Fund--Class 2 Shares
American Funds Global Growth Fund--Class 1 Shares
American Funds Global Small Capitalization Fund--Class 2 Shares American Funds Growth Fund--Class 2 Shares
American Funds Growth-Income Fund--Class 2 Shares
American Funds International Fund--Class 2 Shares
Calvert VP SRI Balanced Portfolio(3)
Davis Value Portfolio
Delaware VIP International Value Equity Series--Standard Class Dreyfus IP Technology Growth--Initial Shares
Dreyfus VIF Opportunistic Small Cap--Initial Shares(4)
DWS Dreman Small Mid Cap Value VIP--Class A Shares
DWS Global Opportunities VIP--Class A Shares
DWS Small Cap Index VIP--Class A Shares
Fidelity(R) VIP Contrafund(R)--Initial Class
Fidelity(R) VIP Equity-Income--Initial Class
Fidelity(R) VIP Freedom 2010 Portfolio--Initial Class
Fidelity(R) VIP Freedom 2020 Portfolio--Initial Class
Fidelity(R) VIP Freedom 2030 Portfolio--Initial Class
Fidelity(R) VIP Freedom 2040 Portfolio--Initial Class
Fidelity(R) VIP Growth--Initial Class
Fidelity(R) VIP Index 500--Initial Class

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------

Fidelity(R) VIP Investment Grade Bond--Initial Class
Fidelity(R) VIP Mid-Cap--Initial Class
Fidelity(R) VIP Money Market--Initial Class
Fidelity(R) VIP Overseas--Initial Class
Fidelity(R) VIP Value Leaders--Initial Class
Fidelity(R) VIP Value Strategies--Service Class 2
Invesco V.I. Global Real Estate Fund--Series I Shares(5)
Invesco V.I. International Growth Fund--Series I Shares(6) Invesco V.I. Mid Cap Core Equity Fund--Series I Shares(7) Invesco Van Kampen V.I. Mid Cap Value Fund--Series I Shares(8) Janus Aspen Balanced Portfolio--Institutional Shares
Janus Aspen Enterprise Portfolio--Institutional Shares
Janus Aspen Forty Portfolio--Institutional Shares
Janus Aspen Worldwide Portfolio--Institutional Shares
Lazard Retirement International Equity Portfolio--Service Shares Lord Abbett Series Fund--Mid-Cap Value Portfolio
LVIP Baron Growth Opportunities Fund--Service Class
MFS(R) Global Tactical Allocation--Initial Class(9)
MFS(R) Investors Trust Series--Initial Class
MFS(R) New Discovery Series--Initial Class
MFS(R) Utilities Series--Initial Class
MFS(R) Values Series--Initial Class
Neuberger Berman AMT Partners Portfolio--Class I Shares Oppenheimer Capital Appreciation Fund/VA--Non-Service Shares Oppenheimer Core Bond Fund/VA--Non-Service Shares
PIMCO Global Bond (Unhedged)--Administrative Class Shares(10) PIMCO High Yield--Administrative Class Shares(11)
PIMCO Long-Term U.S. Government--Administrative Class Shares(12) PIMCO Low Duration--Administrative Class Shares
PIMCO Real Return--Administrative Class Shares
PIMCO Total Return--Administrative Class Shares
Royce Micro-Cap Portfolio--Investment Class
Royce Small-Cap Portfolio--Investment Class
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Index 500 Portfolio
T. Rowe Price International Stock Portfolio
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio
UIF Emerging Markets Debt Portfolio--Class I(13)
UIF Emerging Markets Equity Portfolio--Class I(14)
UIF U.S. Real Estate Portfolio--Class I(15)
Van Eck VIP Global Bond Fund--Initial Class(16)
Van Eck VIP Global Hard Assets--Initial Class(17)
Van Eck VIP Multi-Manager Alternatives--Initial Class(18)

Not all Investment Divisions are available on all policies. No new investments may be added to the MainStay VP Large Cap Growth, Alger Small Cap Growth Portfolio--Class I-2 Shares, Calvert VP SRI Balanced Portfolio, Dreyfus VIF Opportunistic Small Cap Portfolio--Initial Shares, MFS(R) Investors Trust Series--Initial Class, MFS(R) New Discovery Series--Initial Class, and Oppenheimer Core Bond Fund/VA--Non-Service Shares.

     All investments into the MainStay VP Series funds by CSVUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of CSVUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

     At the close of the financial reporting period, there have been no investments in the MFS(R) Global Tactical Allocation.

     Initial premium payments received for CSVUL, CEVUL2, CEVUL3, CEVUL4, and CEVUL5 policies that were issued as non-replacement policies are allocated to NYLIAC's General Account until 20 days (10 days in New York & 30 days in California for policyowners age 60 and greater) after the policy delivery date. Initial premium payments received for CSVUL, CEVUL2, CEVUL3, CEVUL4, and CEVUL5 that were issued as a replacement to an existing policy are allocated to NYLIAC's General Account until 20 to 60 days after the policy delivery date based on the state that the policy was issued in. Initial premium payments received for non-replacement CEVUL6 policies are allocated to NYLIAC's General Account until 10 days (30 days in California for policyowners age 60 and greater) after the policy issue date. Initial premium payments received for CEVUL6 policies that were issued as a replacement to an existing policy are allocated to NYLIAC's General Account until 20 to 60 days after the policy delivery date based on the state that the policy was issued in. Initial premium payments received for non-replacement CEAVUL policies are allocated to NYLIAC's General Account until 10 days (30 days in California for policyowners age 60 and greater) after the policy issue date. Initial premium payments received for CEAVUL policies that were issued as a replacement to an existing policy are allocated to NYLIAC's General Account until 20 to 60 days after the policy delivery date based on the state that the policy was issued in.

     No Federal income tax is payable on investment income or capital gains of CSVUL Separate Account-I under current Federal income tax law.

     Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

     Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

     Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

     The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or

--------------------------------------------------------------------------------


withdrawn from the separate account in accordance with the policyowners' instructions on the first business day subsequent to the close of the period presented.

     The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

     The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

     Level 1 -- Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Level 2 -- Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset. Level 3 -- Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

     The fair values of all the investments in the respective Fund Portfolios listed above are at net asset values ("NAV's"). The NAV's are calculated daily without restrictions using quoted market prices of the underlying investments and are considered actively traded within Level 1.

     The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions on the first business day subsequent to the close of the period presented.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Subsequent events were evaluated through February 18, 2011, the date the financial statements were issued and there have been no subsequent events that would have a material effect on the accompanying financial statements.

-------

(1) Formerly Alger American SmallCap Growth Portfolio--Class O Shares

(2) Formerly Alger American SMidCap Growth Portfolio--Class O Shares

(3) Formerly CVS Calvert Social Balanced Portfolio

(4) Formerly Dreyfus VIF Developing Leaders--Initial Shares

(5) Formerly AIM V.I. Global Real Estate Fund--Series I Shares

(6) Formerly AIM V.I. International Growth Fund--Series I Shares

(7) Formerly AIM V.I. Mid Cap Core Equity Fund--Series I Shares

(8) Formerly Morgan Stanley UIF U.S. Mid Cap Value Portfolio--Class I Shares

(9) Formerly MFS(R) Global Total Return Portfolio

(10) "VIT" has been removed from PIMCO VIT Global Bond--Administrative Class Shares as it is not part of the fund's legal name

(11) "VIT" has been removed from PIMCO VIT High Yield--Administrative Class Shares as it is not part of the fund's legal name

(12) "Long-Term" has been added to PIMCO U.S. Government--Administrative Class Shares as it is part of the fund's legal name

(13) Formerly Morgan Stanley UIF Emerging Markets Debt Portfolio--Class I

(14) Formerly Morgan Stanley UIF Emerging Markets Equity Portfolio--Class I

(15) Formerly Morgan Stanley UIF U.S. Real Estate Portfolio--Class I

(16) Formerly Van Eck WIT Worldwide Bond Fund--Initial Class

(17) Formerly Van Eck Worldwide Hard Assets--Initial Class

(18) Formerly Van Eck Worldwide Multi-Manager Alternatives--Initial Class

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I







                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2010, the investments of CSVUL Separate Account-I are as follows:





                                                                MAINSTAY VP
                            MAINSTAY VP       MAINSTAY VP         COMMON          MAINSTAY VP
                              BOND--             CASH             STOCK--        CONVERTIBLE--
                           INITIAL CLASS      MANAGEMENT       INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......          279            136,679             6,824              68

Identified cost........       $4,057           $136,684          $114,857            $726







                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                             LARGE CAP          MID CAP           S&P 500         U.S. SMALL
                             GROWTH--           CORE--            INDEX--            CAP--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......           6               4,075             5,845            1,006

Identified cost........         $63             $44,968          $149,103           $7,823



Investment activity for the year ended December 31, 2010, was as follows:





                                                                MAINSTAY VP
                            MAINSTAY VP       MAINSTAY VP         COMMON          MAINSTAY VP
                              BOND--             CASH             STOCK--        CONVERTIBLE--
                           INITIAL CLASS      MANAGEMENT       INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............     $     2,539         $83,482           $5,216             $306

Proceeds from sales....           2,185          74,461            2,487              218







                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                             LARGE CAP          MID CAP           S&P 500         U.S. SMALL
                             GROWTH--           CORE--            INDEX--            CAP--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............         $--             $1,249            $ 7,317           $5,992

Proceeds from sales....           6              9,642             12,194               75



Not all Investment Divisions are available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                                                              MAINSTAY VP
        MAINSTAY VP                         MAINSTAY VP       HIGH YIELD        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
         FLOATING         MAINSTAY VP         GROWTH           CORPORATE        ICAP SELECT         INCOME         INTERNATIONAL
          RATE--         GOVERNMENT--        EQUITY--           BOND--           EQUITY--          BUILDER--         EQUITY--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


             81                190                460             2,590            18,276              --               4,422

           $703             $2,221            $10,209           $22,748          $230,466             $--             $57,461







                                           ALLIANCEBERN-     ALLIANCEBERN-
        ALGER SMALL                            STEIN             STEIN
            CAP         ALGER SMID CAP          VPS          VPS SMALL/MID                      AMERICAN FUNDS
          GROWTH            GROWTH         INTERNATIONAL          CAP            AMERICAN            ASSET        AMERICAN FUNDS
        PORTFOLIO--       PORTFOLIO--          VALUE             VALUE         CENTURY(R) VP      ALLOCATION       GLOBAL GROWTH
         CLASS I-2         CLASS I-2        PORTFOLIO--       PORTFOLIO--         VALUE--           FUND--            FUND--
          SHARES            SHARES        CLASS A SHARES    CLASS A SHARES       CLASS II       CLASS 2 SHARES    CLASS 1 SHARES
      --------------------------------------------------------------------------------------------------------------------------


             19                 7                 72               134               256               27                12

           $615               $51             $1,005            $1,691            $1,437             $396              $247








                                                              MAINSTAY VP
        MAINSTAY VP                         MAINSTAY VP       HIGH YIELD        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
         FLOATING         MAINSTAY VP         GROWTH           CORPORATE        ICAP SELECT         INCOME         INTERNATIONAL
          RATE--         GOVERNMENT--        EQUITY--           BOND--           EQUITY--          BUILDER--         EQUITY--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


           $267              $862             $5,174            $11,226           $6,536          $        --         $8,555

            296               796                101              5,162            5,542                  488          9,112







                                           ALLIANCEBERN-     ALLIANCEBERN-
        ALGER SMALL                            STEIN             STEIN
            CAP         ALGER SMID CAP          VPS          VPS SMALL/MID                      AMERICAN FUNDS
          GROWTH            GROWTH         INTERNATIONAL          CAP            AMERICAN            ASSET        AMERICAN FUNDS
        PORTFOLIO--       PORTFOLIO--          VALUE             VALUE         CENTURY(R) VP      ALLOCATION       GLOBAL GROWTH
         CLASS I-2         CLASS I-2        PORTFOLIO--       PORTFOLIO--         VALUE--           FUND--            FUND--
          SHARES            SHARES        CLASS A SHARES    CLASS A SHARES       CLASS II       CLASS 2 SHARES    CLASS 1 SHARES
      --------------------------------------------------------------------------------------------------------------------------


           $ --               $31             $  674             $806              $527              $290              $248

            342                 2              1,151              370               109               950                 1

--------------------------------------------------------------------------------







                          AMERICAN FUNDS
                           GLOBAL SMALL                       AMERICAN FUNDS    AMERICAN FUNDS
                          CAPITALIZATION    AMERICAN FUNDS     GROWTH-INCOME     INTERNATIONAL
                              FUND--         GROWTH FUND--        FUND--            FUND--
                          CLASS 2 SHARES    CLASS 2 SHARES    CLASS 2 SHARES    CLASS 2 SHARES
                          --------------------------------------------------------------------


Number of shares.......          33                154               13                543

Identified cost........        $590             $6,643             $377             $8,422








                                              FIDELITY(R)       FIDELITY(R)       FIDELITY(R)
                                DWS               VIP               VIP               VIP
                             SMALL CAP          CONTRA-           EQUITY-        FREEDOM 2010
                            INDEX VIP--        FUND(R)--         INCOME--         PORTFOLIO--
                          CLASS A SHARES     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......          743              1,116              221               171

Identified cost........       $6,642            $23,169           $3,264            $1,673








                          AMERICAN FUNDS
                           GLOBAL SMALL                       AMERICAN FUNDS    AMERICAN FUNDS
                          CAPITALIZATION    AMERICAN FUNDS     GROWTH-INCOME     INTERNATIONAL
                              FUND--         GROWTH FUND--        FUND--            FUND--
                          CLASS 2 SHARES    CLASS 2 SHARES    CLASS 2 SHARES    CLASS 2 SHARES
                          --------------------------------------------------------------------


Purchases..............        $445             $3,054             $233             $5,040

Proceeds from sales....         288              2,620               26              4,490








                                              FIDELITY(R)       FIDELITY(R)       FIDELITY(R)
                                DWS               VIP               VIP               VIP
                             SMALL CAP          CONTRA-           EQUITY-        FREEDOM 2010
                            INDEX VIP--        FUND(R)--         INCOME--         PORTFOLIO--
                          CLASS A SHARES     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............       $ 1,924           $5,319            $  814            $1,082

Proceeds from sales....        10,102            6,212             1,419               552



Not all Investment Divisions are available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                     DELAWARE VIP
                                     INTERNATIONAL   DREYFUS IP     DREYFUS VIF     DWS DREMAN       DWS GLOBAL
      CALVERT VP                     VALUE EQUITY    TECHNOLOGY    OPPORTUNISTIC   SMALL MID CAP    OPPORTUNITIES
     SRI BALANCED     DAVIS VALUE      SERIES--       GROWTH--      SMALL CAP--     VALUE VIP--         VIP--
       PORTFOLIO       PORTFOLIO    STANDARD CLASS INITIAL SHARES INITIAL SHARES  CLASS A SHARES   CLASS A SHARES
    --------------------------------------------------------------------------------------------------------------


            8               97             88             119             1              156              --

          $16           $1,026           $921          $1,126           $20           $1,611             $ 3







      FIDELITY(R)                     FIDELITY(R)
          VIP       FIDELITY(R) VIP       VIP        FIDELITY(R)    FIDELITY(R)   FIDELITY(R) VIP
     FREEDOM 2020    FREEDOM 2030    FREEDOM 2040        VIP            VIP         INVESTMENT     FIDELITY(R) VIP
      PORTFOLIO--     PORTFOLIO--     PORTFOLIO--     GROWTH--      INDEX 500--    GRADE BOND--       MID-CAP--
     INITIAL CLASS   INITIAL CLASS   INITIAL CLASS  INITIAL CLASS  INITIAL CLASS   INITIAL CLASS    INITIAL CLASS
    --------------------------------------------------------------------------------------------------------------


           673             433             --             26              330             849            1,056

        $6,311          $3,522            $ 7           $718          $42,128         $10,577          $26,334








                                     DELAWARE VIP
                                     INTERNATIONAL   DREYFUS IP     DREYFUS VIF     DWS DREMAN       DWS GLOBAL
      CALVERT VP                     VALUE EQUITY    TECHNOLOGY    OPPORTUNISTIC   SMALL MID CAP    OPPORTUNITIES
     SRI BALANCED     DAVIS VALUE      SERIES--       GROWTH--      SMALL CAP--     VALUE VIP--         VIP--
       PORTFOLIO       PORTFOLIO    STANDARD CLASS INITIAL SHARES INITIAL SHARES  CLASS A SHARES   CLASS A SHARES
    --------------------------------------------------------------------------------------------------------------


          $--           $  767           $940           $322            $--           $1,335             $ 1

           --            1,051             22             30              1              741              --







      FIDELITY(R)                     FIDELITY(R)
          VIP       FIDELITY(R) VIP       VIP        FIDELITY(R)    FIDELITY(R)   FIDELITY(R) VIP
     FREEDOM 2020    FREEDOM 2030    FREEDOM 2040        VIP            VIP         INVESTMENT     FIDELITY(R) VIP
      PORTFOLIO--     PORTFOLIO--     PORTFOLIO--     GROWTH--      INDEX 500--    GRADE BOND--       MID-CAP--
     INITIAL CLASS   INITIAL CLASS   INITIAL CLASS  INITIAL CLASS  INITIAL CLASS   INITIAL CLASS    INITIAL CLASS
    --------------------------------------------------------------------------------------------------------------


        $2,073          $  869           $741           $286          $15,446         $3,730           $12,703

           734           1,053            775            339            9,257          2,355             5,992

--------------------------------------------------------------------------------







                                                                                  FIDELITY(R)
                                                                FIDELITY(R)           VIP
                            FIDELITY(R)       FIDELITY(R)           VIP              VALUE
                                VIP               VIP              VALUE         STRATEGIES--
                          MONEY MARKET--      OVERSEAS--         LEADERS--       SERVICE CLASS
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS           2
                          --------------------------------------------------------------------


Number of shares.......        17,047              570               1                 33

Identified cost........       $17,047           $8,594              $5               $253






                                                LAZARD
                            JANUS ASPEN       RETIREMENT        LORD ABBETT       LVIP BARON
                             WORLDWIDE       INTERNATIONAL     SERIES FUND--        GROWTH
                            PORTFOLIO--         EQUITY            MID-CAP        OPPORTUNITIES
                           INSTITUTIONAL      PORTFOLIO--          VALUE         FUND--SERVICE
                              SHARES        SERVICE SHARES       PORTFOLIO           CLASS
                          --------------------------------------------------------------------


Number of shares.......          25                364               341               122

Identified cost........        $685             $3,444            $4,334            $2,863








                                                                                  FIDELITY(R)
                                                                FIDELITY(R)           VIP
                            FIDELITY(R)       FIDELITY(R)           VIP              VALUE
                                VIP               VIP              VALUE         STRATEGIES--
                          MONEY MARKET--      OVERSEAS--         LEADERS--       SERVICE CLASS
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS           2
                          --------------------------------------------------------------------


Purchases..............       $19,507           $3,586              $ 5              $134

Proceeds from sales....        11,089            3,942               21                44






                                                LAZARD
                            JANUS ASPEN       RETIREMENT        LORD ABBETT       LVIP BARON
                             WORLDWIDE       INTERNATIONAL     SERIES FUND--        GROWTH
                            PORTFOLIO--         EQUITY            MID-CAP        OPPORTUNITIES
                           INSTITUTIONAL      PORTFOLIO--          VALUE         FUND--SERVICE
                              SHARES        SERVICE SHARES       PORTFOLIO           CLASS
                          --------------------------------------------------------------------


Purchases..............       $  376            $1,853            $2,164            $1,987

Proceeds from sales....        1,021             1,140             1,766             1,750



Not all Investment Divisions are available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                                     INVESCO V.I.
     INVESCO V.I.                       MID CAP      INVESCO VAN    JANUS ASPEN     JANUS ASPEN      JANUS ASPEN
      GLOBAL REAL    INVESCO V.I.     CORE EQUITY    KAMPEN V.I.     BALANCED       ENTERPRISE          FORTY
     ESTATE FUND--   INTERNATIONAL      FUND--      MID CAP VALUE   PORTFOLIO--     PORTFOLIO--      PORTFOLIO--
       SERIES I      GROWTH FUND--     SERIES I    FUND--SERIES I  INSTITUTIONAL   INSTITUTIONAL    INSTITUTIONAL
        SHARES      SERIES I SHARES     SHARES         SHARES         SHARES          SHARES           SHARES
    --------------------------------------------------------------------------------------------------------------


           174             290              8             90              683            174              283

        $2,046          $7,451            $93           $975          $17,200         $4,839           $9,018






                                                                     NEUBERGER      OPPENHEIMER
                                                                      BERMAN          CAPITAL        OPPENHEIMER
        MFS(R)          MFS(R)          MFS(R)         MFS(R)           AMT        APPRECIATION       CORE BOND
       INVESTORS     NEW DISCOVERY     UTILITIES       VALUES        PARTNERS        FUND/VA--        FUND/VA--
    TRUST SERIES--     SERIES--        SERIES--       SERIES--      PORTFOLIO--     NON-SERVICE      NON-SERVICE
     INITIAL CLASS   INITIAL CLASS   INITIAL CLASS  INITIAL CLASS CLASS I SHARES      SHARES           SHARES
    --------------------------------------------------------------------------------------------------------------


            4              1                78            347            31               2               --
          $79             $8            $1,708         $4,145          $311             $76              $ 1







                                     INVESCO V.I.
     INVESCO V.I.                       MID CAP      INVESCO VAN    JANUS ASPEN     JANUS ASPEN      JANUS ASPEN
      GLOBAL REAL    INVESCO V.I.     CORE EQUITY    KAMPEN V.I.     BALANCED       ENTERPRISE          FORTY
     ESTATE FUND--   INTERNATIONAL      FUND--      MID CAP VALUE   PORTFOLIO--     PORTFOLIO--      PORTFOLIO--
       SERIES I      GROWTH FUND--     SERIES I    FUND--SERIES I  INSTITUTIONAL   INSTITUTIONAL    INSTITUTIONAL
        SHARES      SERIES I SHARES     SHARES         SHARES         SHARES          SHARES           SHARES
    --------------------------------------------------------------------------------------------------------------


        $1,660          $3,351           $104           $914          $3,765          $1,566           $5,814
           721           1,484             11             67           1,966           3,410            2,846






                                                                     NEUBERGER      OPPENHEIMER
                                                                      BERMAN          CAPITAL        OPPENHEIMER
        MFS(R)          MFS(R)          MFS(R)         MFS(R)           AMT        APPRECIATION       CORE BOND
       INVESTORS     NEW DISCOVERY     UTILITIES       VALUES        PARTNERS        FUND/VA--        FUND/VA--
    TRUST SERIES--     SERIES--        SERIES--       SERIES--      PORTFOLIO--     NON-SERVICE      NON-SERVICE
     INITIAL CLASS   INITIAL CLASS   INITIAL CLASS  INITIAL CLASS CLASS I SHARES      SHARES           SHARES
    --------------------------------------------------------------------------------------------------------------


          $1              $--            $637          $3,103          $203             $77              $1

           2               --             618           1,123           501              37               1

--------------------------------------------------------------------------------






                                                                   PIMCO
                               PIMCO                             LONG-TERM           PIMCO
                            GLOBAL BOND          PIMCO             U.S.               LOW
                           (UNHEDGED)--      HIGH YIELD--      GOVERNMENT--       DURATION--
                          ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE
                           CLASS SHARES      CLASS SHARES      CLASS SHARES      CLASS SHARES
                          --------------------------------------------------------------------


Number of shares.......          53                --                12                194

Identified cost........        $686               $--              $137             $1,958





                                                                                 T. ROWE PRICE
                           T. ROWE PRICE                       T. ROWE PRICE       PERSONAL
                           INTERNATIONAL     T. ROWE PRICE      NEW AMERICA        STRATEGY
                               STOCK         LIMITED-TERM         GROWTH           BALANCED
                             PORTFOLIO      BOND PORTFOLIO       PORTFOLIO         PORTFOLIO
                          --------------------------------------------------------------------


Number of shares.......          210               709               213              1,606

Identified cost........       $2,531            $3,596            $3,843            $24,237







                                                                   PIMCO
                               PIMCO                             LONG-TERM           PIMCO
                            GLOBAL BOND          PIMCO             U.S.               LOW
                           (UNHEDGED)--      HIGH YIELD--      GOVERNMENT--       DURATION--
                          ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE
                           CLASS SHARES      CLASS SHARES      CLASS SHARES      CLASS SHARES
                          --------------------------------------------------------------------


Purchases..............        $606               $13               $79             $1,119

Proceeds from sales....           6                13                58              1,059







                                                                                 T. ROWE PRICE
                           T. ROWE PRICE                       T. ROWE PRICE       PERSONAL
                           INTERNATIONAL     T. ROWE PRICE      NEW AMERICA        STRATEGY
                               STOCK         LIMITED-TERM         GROWTH           BALANCED
                             PORTFOLIO      BOND PORTFOLIO       PORTFOLIO         PORTFOLIO
                          --------------------------------------------------------------------


Purchases..............       $1,026            $3,648            $2,766            $7,363

Proceeds from sales....          530             2,513             1,027             6,134



Not all Investment Divisions are available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                         ROYCE          ROYCE
         PIMCO           PIMCO         MICRO-CAP      SMALL-CAP    T. ROWE PRICE
     REAL RETURN--  TOTAL RETURN--    PORTFOLIO--    PORTFOLIO--     BLUE CHIP     T. ROWE PRICE    T. ROWE PRICE
    ADMINISTRATIVE  ADMINISTRATIVE    INVESTMENT     INVESTMENT       GROWTH       EQUITY INCOME      INDEX 500
     CLASS SHARES    CLASS SHARES        CLASS          CLASS        PORTFOLIO       PORTFOLIO        PORTFOLIO
    --------------------------------------------------------------------------------------------------------------


           786            3,972            621            826           1,098           1,144             22

        $9,808          $43,364         $5,622         $6,087         $10,163         $19,014           $177






     UIF EMERGING    UIF EMERGING      UIF U.S.        VAN ECK        VAN ECK       VAN ECK VIP
     MARKETS DEBT   MARKETS EQUITY    REAL ESTATE    VIP GLOBAL     VIP GLOBAL     MULTI-MANAGER
      PORTFOLIO--     PORTFOLIO--     PORTFOLIO--    BOND FUND--   HARD ASSETS--  ALTERNATIVES--
        CLASS I         CLASS I         CLASS I     INITIAL CLASS  INITIAL CLASS   INITIAL CLASS
    ---------------------------------------------------------------------------------------------


           255              844            710            85              55             22

        $2,003          $10,422         $6,327          $992          $1,637           $217








                                         ROYCE          ROYCE
         PIMCO           PIMCO         MICRO-CAP      SMALL-CAP    T. ROWE PRICE
     REAL RETURN--  TOTAL RETURN--    PORTFOLIO--    PORTFOLIO--     BLUE CHIP     T. ROWE PRICE    T. ROWE PRICE
    ADMINISTRATIVE  ADMINISTRATIVE    INVESTMENT     INVESTMENT       GROWTH       EQUITY INCOME      INDEX 500
     CLASS SHARES    CLASS SHARES        CLASS          CLASS        PORTFOLIO       PORTFOLIO        PORTFOLIO
    --------------------------------------------------------------------------------------------------------------


        $4,056          $23,807         $4,527         $2,804         $3,822          $10,279           $ 48

         5,281           19,912            753          2,714          1,884            8,475            261






     UIF EMERGING    UIF EMERGING      UIF U.S.        VAN ECK        VAN ECK       VAN ECK VIP
     MARKETS DEBT   MARKETS EQUITY    REAL ESTATE    VIP GLOBAL     VIP GLOBAL     MULTI-MANAGER
      PORTFOLIO--     PORTFOLIO--     PORTFOLIO--    BOND FUND--   HARD ASSETS--  ALTERNATIVES--
        CLASS I         CLASS I         CLASS I     INITIAL CLASS  INITIAL CLASS   INITIAL CLASS
    ---------------------------------------------------------------------------------------------


        $1,592          $4,139          $3,006         $1,025         $1,610            $44

         1,376           1,820           4,641             74            131             16

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

NYLIAC deducts certain charges from all premiums received for CSVUL, CEVUL2, CEVUL3, CEVUL4, CEVUL5 and CEVUL6 policies. On CSVUL policies, a sales expense charge of 2.25% is deducted to compensate NYLIAC for expenses associated with selling the policies. This charge may increase in the future, but will never exceed 4.5%. A state premium tax charge of 2% is deducted. This charge may increase consistent with changes in the applicable tax law. A federal tax charge of 1.25% is also deducted, this charge may also increase consistent with changes in the applicable tax law.

     On CEVUL2 policies, we deduct 2% from each premium paid for state tax charges, 1.25% from any premium paid for federal tax charges and a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 13.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 1.25% from any additional premiums paid in that Policy Year. (2) During Policy Years two through seven, we currently expect to deduct a sales expense charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.75% from any additional premiums paid in that Policy Year. (3) During Policy Years eight through ten, we currently expect to deduct a sales expense charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. (4) Beginning in the eleventh Policy Year, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

     On CEVUL3 and CEVUL4 policies, we deduct 2.00% from each premium paid for state tax charges, 1.25% from any premium paid for federal tax charges up to the Target Premium and 1.75% and 1.25%, respectively, for premiums in excess of the Target Premium and a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 10.75% from any premium paid up to the Target Premium. (2) During Policy Years two through five, we currently expect to deduct a sales expense of 5.75% from any premiums paid up to the Target Premium. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 4.75% from any premiums paid up to the Target Premium. During Policy Years after year seven, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium. We currently do not charge a sales expense charge on premiums in excess of the Target Premium in any year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

     On CEVUL5 policies, we deduct 2.00% and 1.25% from each premium paid up to the Target Premium in years one through seven and 1.50% and 1.00% in years eight and beyond for state tax charges and federal tax charges, respectively. We deduct 1.75% and 1.25% from each premium paid in excess of the Target Premium in years one through seven and 1.50% and 1.00% in years eight and beyond for state tax charges and federal tax charges, respectively. Also deducted is a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 14.00% from any premium paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 1.00% plus state and federal charges from any additional premiums paid in this Policy Year.
(2) During Policy Years two through five, we currently expect to deduct a sales expense charge of 10.00% from any premium paid up to the Target Premium. Once the Target Premium for a Policy Year has been reached, we currently do not expect to deduct a sales expense charge. (3) During Policy Years six and seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for a Policy Year has been reached, we currently do not expect to deduct a sales expense charge. (4) During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

     On CEVUL6 policies, we deduct 2.00% and 1.25% from each premium paid up to the Target Premium in years one through seven and 1.50% and 1.00% in years eight and beyond for state tax charges and federal tax charges, respectively. We deduct 1.75% and 1.25% from each premium paid in excess of the Target Premium in years one through seven and 1.50% and 1.00% in years eight and beyond for state tax charges and federal tax charges, respectively. Also deducted is a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 14.00% from any premium paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 2.00% plus state and federal charges from any

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



additional premiums paid in this Policy Year. (2) During Policy years two through five, we currently expect to deduct a sales expense charge of 10.00% from any premium paid up to the Target Premium. Once the Target Premium for a Policy Year has been reached, we currently deduct a sales expense charge of 2.00% plus state and federal charges from any additional premiums paid in that Policy Year. (3) During Policy Years six and seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for a Policy Year has been reached, we currently deduct a sales expense charge of 2.00% plus state and federal charges from any additional premiums paid in that Policy Year. (4) During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

     On CSVUL, CEVUL2, CEVUL3, CEVUL4, CEVUL5, CEVUL6, and CEAVUL policies, NYLIAC deducts a monthly contract charge as follows; $7.50 for CSVUL; $5.00 for CEVUL2; $0.00 in the first Policy Year for CEVUL3, CEVUL4, CEVUL5, CEVUL6, and CEAVUL; $5.00 in Policy Years two and beyond for CEVUL3, CEVUL4, CEVUL5, and CEVUL6; $10.00 in Policy Years two and beyond for CEAVUL. This charge is used to compensate NYLIAC for costs incurred in providing administrative services including: premium collection, record-keeping, and claims processing. A monthly cost of insurance charge is also deducted based on rates set forth in each policy. Charges for optional benefits added by rider are also deducted monthly. These charges are recorded as cost of insurance in the accompanying statement of changes in net assets.

     On CSVUL policies, NYLIAC also assesses a surrender charge on complete surrenders or requested changes in base face amount for the first nine years of the policy. This charge is based on the policy year in which the surrender or decrease in base face amount is made and will be deducted proportionately by investment division from the policy's cash value. This charge ranges from a maximum of 32.5% of the surrender charge premium in policy years 1-5 and declines each year thereafter to a minimum of 6.5% in year nine. Surrender charges are paid to NYLIAC. This charge is included with surrenders on the accompanying statement of changes in net assets.

     On CSVUL and CEVUL2 policies, CSVUL Separate Account-I is charged for mortality and expense risks assumed by NYLIAC. For CSVUL policies, these charges are made daily at an annual rate of .70% of the daily variable accumulation value of each Investment Division for policy years one through ten. For policy years eleven and later, it is expected that these charges will be reduced to an annual rate of .30% of the daily variable accumulation value of each Investment Division. For CEVUL2 policies, in all years, it is expected that the charge will be an annual rate of .25% of the average daily variable accumulation value of each Investment Division's assets. NYLIAC may increase these charges in the future up to a maximum annual rate of .90%. For CEVUL3 and CEVUL4, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. In policy year one, the mortality and expense charge deducted is .25%. In Policy Years two through twenty-five, the mortality and expense charge deducted is .45%. In Policy Years twenty-six and subsequent, the mortality and expense charge deducted is reduced to .25%. For CEVUL5, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. In policy years one through ten, the mortality and expense risk charge deducted is .50%. In Policy Years eleven and beyond, the mortality and expense risk charge deducted is reduced to 0.25%. For CEVUL6, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. In Policy Year one, the mortality and expense charge deducted is .25%. In Policy Years two through ten, the mortality and expense charge deducted is ..45%. In Policy Years ten and thereafter, the mortality and expense charge deducted is reduced to .25%. For CEAVUL policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. In Policy Years one through ten, the current mortality and expense deductions are made monthly at an annual rate of 0.45% for the first $25,000 of the Separate Account value, 0.37% of the Separate Account value between $25,000 and $200,000, and 0.20% of the Separate Account value greater than $200,000. The current mortality and expense risk charge is reduced in year eleven and beyond to 0.40% of the first $25,000 of the Separate Account value, 0.32% of the Separate Account value between $25,000 and $200,000, and 0.15% of the Separate Account Value over $200,000. These charges were in effect for each of the five periods presented in the Financial Highlights section. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the policyowners. These charges are disclosed in the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

CSVUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 2010 and December 31, 2009 were as follows:





                              MAINSTAY VP            MAINSTAY VP            MAINSTAY VP
                                BOND--                  CASH              COMMON STOCK--
                             INITIAL CLASS           MANAGEMENT            INITIAL CLASS
                         --------------------    ------------------    --------------------
                            2010        2009       2010       2009        2010        2009
                         ------------------------------------------------------------------

SERIES I POLICIES
Units issued...........         --       --        3,579      1,623           55        67
Units redeemed.........         --       --       (1,463)   (12,041)         (33)      (12)
                              ----      ---      -------    -------         ----     -----
  Net increase
     (decrease)........         --       --        2,116    (10,418)          22        55
                              ====      ===      =======    =======         ====     =====

SERIES II POLICIES
Units issued...........         --       --          343        595           --         2
Units redeemed.........         --       --         (453)      (392)         (43)      (41)
                              ----      ---      -------    -------         ----     -----
  Net increase
     (decrease)........         --       --         (110)       203          (43)      (39)
                              ====      ===      =======    =======         ====     =====

SERIES III POLICIES
Units issued...........        170       77       67,389     27,021          263     1,101
Units redeemed.........       (158)     (13)     (61,910)   (74,969)        (112)      (50)
                              ----      ---      -------    -------         ----     -----
  Net increase
     (decrease)........         12       64        5,479    (47,948)         151     1,051
                              ====      ===      =======    =======         ====     =====







                              MAINSTAY VP             MAINSTAY VP            MAINSTAY VP
                              HIGH YIELD              ICAP SELECT               INCOME
                           CORPORATE BOND--            EQUITY--               BUILDER--
                             INITIAL CLASS           INITIAL CLASS          INITIAL CLASS
                         --------------------    --------------------    -------------------
                            2010        2009        2010        2009       2010        2009
                         -------------------------------------------------------------------

SERIES I POLICIES
Units issued...........         --       --             42       119           --        --
Units redeemed.........         (2)      (3)          (220)       (6)         (47)     (630)
                              ----      ---           ----     -----          ---      ----
  Net increase
     (decrease)........         (2)      (3)          (178)      113          (47)     (630)
                              ====      ===           ====     =====          ===      ====

SERIES II POLICIES
Units issued...........         --        3             --     3,908           --        --
Units redeemed.........         (5)      (1)           (84)      (68)          --        --
                              ----      ---           ----     -----          ---      ----
  Net increase
     (decrease)........         (5)       2            (84)    3,840           --        --
                              ====      ===           ====     =====          ===      ====

SERIES III POLICIES
Units issued...........        670      188            353         8           --        --
Units redeemed.........       (336)     (34)           (87)     (593)          --        --
                              ----      ---           ----     -----          ---      ----
  Net increase
     (decrease)........        334      154            266      (585)          --        --
                              ====      ===           ====     =====          ===      ====




Not all Investment Divisions are available under all policies.
(a) For Series III policies, represents the period January 2009 (Commencement of Investments) through December 2009.
(b) For Series II policies, represents the period February 2009 (Commencement of Investments) through December 2009.
(c) For Series III policies, represents the period March 2009 (Commencement of Investments) through December 2009.
(d) For Series III policies, represents the period June 2009 (Commencement of Investments) through December 2009.
(e) For Series III policies, represents the period July 2009 (Commencement of Investments) through December 2009.
(f) For Series III policies, represents the period November 2009 (Commencement of Investments) through December 2009.
(g) For Series III policies, represents the period December 2009 (Commencement of Investments).
(h) For Series III policies, represents the period February 2010 (Commencement of Investments) through December 2010.
(i) For Series III policies, represents the period March 2010 (Commencement of Investments) through December 2010.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






           MAINSTAY VP            MAINSTAY VP             MAINSTAY VP            MAINSTAY VP
          CONVERTIBLE--         FLOATING RATE--          GOVERNMENT--          GROWTH EQUITY--
          INITIAL CLASS          INITIAL CLASS           INITIAL CLASS          INITIAL CLASS
      --------------------    -------------------    --------------------    -------------------
        2010        2009        2010        2009       2010        2009        2010        2009
      ------------------------------------------------------------------------------------------


            --          --          --         --          --          --          41         --
            --          --          --         --          --          --          (3)      (120)
           ---         ---         ---         --         ---         ---         ---       ----
            --          --          --         --          --          --          38       (120)
           ===         ===         ===         ==         ===         ===         ===       ====


             2           1          --         --          --          --          --         --
            --          --          --         --          --          --          --         --
           ---         ---         ---         --         ---         ---         ---       ----
             2           1          --         --          --          --          --         --
           ===         ===         ===         ==         ===         ===         ===       ====


            18          13          20         26          55          24         435          1
           (14)        (23)        (25)        (4)        (57)        (18)         (7)      (327)
           ---         ---         ---         --         ---         ---         ---       ----
             4         (10)         (5)        22          (2)          6         428       (326)
           ===         ===         ===         ==         ===         ===         ===       ====







            MAINSTAY VP
           INTERNATIONAL             MAINSTAY VP               MAINSTAY VP              MAINSTAY VP
             EQUITY--            LARGE CAP GROWTH--          MID CAP CORE--           MID CAP GROWTH--
           INITIAL CLASS            INITIAL CLASS             INITIAL CLASS            INITIAL CLASS
      ----------------------    --------------------    ------------------------    -------------------
         2010         2009         2010        2009         2010          2009        2010       2009
      -------------------------------------------------------------------------------------------------


             32           --           --         --             --           --         --          --
            (88)        (100)          (1)        (1)            --           --         --          --
           ----         ----           --         --           ----         ----         --        ----
            (56)        (100)          (1)        (1)            --           --         --          --
           ====         ====           ==         ==           ====         ====         ==        ====


              1            2           --         --             --           --         --          --
             (1)         (22)          --         --            (13)         (14)        --          --
           ----         ----           --         --           ----         ----         --        ----
             --          (20)          --         --            (13)         (14)        --          --
           ====         ====           ==         ==           ====         ====         ==        ====


            410           47           --         --             77           11         --          27
           (498)        (186)          --         (2)          (638)        (675)        --        (421)
           ----         ----           --         --           ----         ----         --        ----
            (88)        (139)          --         (2)          (561)        (664)        --        (394)
           ====         ====           ==         ==           ====         ====         ==        ====


--------------------------------------------------------------------------------








                              MAINSTAY VP             MAINSTAY VP             MAINSTAY VP
                            MID CAP VALUE--         S&P 500 INDEX--        SMALL CAP GROWTH--
                             INITIAL CLASS           INITIAL CLASS           INITIAL CLASS
                          -------------------    ---------------------    -------------------
                            2010       2009         2010        2009        2010       2009
                          -------------------------------------------------------------------

SERIES I POLICIES
Units issued...........        --         --            78         2           --        --
Units redeemed.........        --         --          (473)     (510)          --        --
                               --     ------          ----      ----           --      ----
  Net increase
     (decrease)........        --         --          (395)     (508)          --        --
                               ==     ======          ====      ====           ==      ====

SERIES II POLICIES
Units issued...........        --         --             2         2           --        --
Units redeemed.........        --     (4,727)           --       (17)          --        --
                               --     ------          ----      ----           --      ----
  Net increase
     (decrease)........        --     (4,727)            2       (15)          --        --
                               ==     ======          ====      ====           ==      ====

SERIES III POLICIES
Units issued...........        --         10           343        91           --         7
Units redeemed.........        --        (66)         (566)     (637)          --      (351)
                               --     ------          ----      ----           --      ----
  Net increase
     (decrease)........        --        (56)         (223)     (546)          --      (344)
                               ==     ======          ====      ====           ==      ====






                          ALLIANCEBERNSTEIN VPS      ALLIANCEBERNSTEIN
                              INTERNATIONAL          VPS SMALL/MID CAP      AMERICAN CENTURY(R)
                            VALUE PORTFOLIO--        VALUE PORTFOLIO--          VP VALUE--
                              CLASS A SHARES          CLASS A SHARES             CLASS II
                          ---------------------    --------------------     -------------------
                             2010        2009        2010        2009        2010        2009
                          ---------------------------------------------------------------------

SERIES I POLICIES
Units issued...........          --        --            --        --            --          --
Units redeemed.........          --        --            --        --            --          --
                               ----       ---           ---       ---           ---          --
  Net increase
     (decrease)........          --        --            --        --            --          --
                               ====       ===           ===       ===           ===          ==

SERIES II POLICIES
Units issued...........          --        --            --        --             5           7
Units redeemed.........          --        --            --        --            --          (2)
                               ----       ---           ---       ---           ---          --
  Net increase
     (decrease)........          --        --            --        --             5           5
                               ====       ===           ===       ===           ===          ==

SERIES III POLICIES
Units issued...........         114        80            76       136            42          27
Units redeemed.........        (191)      (12)          (34)      (10)          (10)         (3)
                               ----       ---           ---       ---           ---          --
  Net increase
     (decrease)........         (77)       68            42       126            32          24
                               ====       ===           ===       ===           ===          ==




Not all Investment Divisions are available under all policies.
(a) For Series III policies, represents the period January 2009 (Commencement of Investments) through December 2009.
(b) For Series II policies, represents the period February 2009 (Commencement of Investments) through December 2009.
(c) For Series III policies, represents the period March 2009 (Commencement of Investments) through December 2009.
(d) For Series III policies, represents the period June 2009 (Commencement of Investments) through December 2009.
(e) For Series III policies, represents the period July 2009 (Commencement of Investments) through December 2009.
(f) For Series III policies, represents the period November 2009 (Commencement of Investments) through December 2009.
(g) For Series III policies, represents the period December 2009 (Commencement of Investments).
(h) For Series III policies, represents the period February 2010 (Commencement of Investments) through December 2010.
(i) For Series III policies, represents the period March 2010 (Commencement of Investments) through December 2010.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                                   ALGER
                                  CAPITAL                ALGER                 ALGER
          MAINSTAY VP          APPRECIATION        SMALL CAP GROWTH       SMID CAP GROWTH
       U.S. SMALL CAP--         PORTFOLIO--           PORTFOLIO--           PORTFOLIO--
         INITIAL CLASS       CLASS I-2 SHARES      CLASS I-2 SHARES      CLASS I-2 SHARES
      ------------------    ------------------    ------------------    ------------------
        2010     2009(F)      2010       2009       2010       2009       2010       2009
      ------------------------------------------------------------------------------------


         --         --         --         --         --         --         --           --
         --         --         --         --         --         --         --           --
        ---        ---         --         --        ---        ---         --           --
         --         --         --         --         --         --         --           --
        ===        ===         ==         ==        ===        ===         ==           ==


         --         --         --         --         --         --         --           --
         --         --         --         --         --         --         --           --
        ---        ---         --         --        ---        ---         --           --
         --         --         --         --         --         --         --           --
        ===        ===         ==         ==        ===        ===         ==           ==


        533        190         --         --         --         --          4            2
         (7)        --         --         (1)       (26)       (24)        --           --
        ---        ---         --         --        ---        ---         --           --
        526        190         --         (1)       (26)       (24)         4            2
        ===        ===         ==         ==        ===        ===         ==           ==







                                                      AMERICAN FUNDS
         AMERICAN FUNDS        AMERICAN FUNDS          GLOBAL SMALL
        ASSET ALLOCATION        GLOBAL GROWTH         CAPITALIZATION         AMERICAN FUNDS
             FUND--                FUND--                 FUND--             GROWTH FUND--
         CLASS 2 SHARES        CLASS 1 SHARES         CLASS 2 SHARES         CLASS 2 SHARES
      -------------------    ------------------    -------------------    -------------------
        2010        2009       2010     2009(G)      2010        2009       2010        2009
      ---------------------------------------------------------------------------------------



            --         --         --       --            --       --            --         --
            --         --         --       --            --       --            --         --
           ---         --         --       --           ---       --          ----        ---
            --         --         --       --            --       --            --         --
           ===         ==         ==       ==           ===       ==          ====        ===


            --         --         --       --            --       --            --         --
            --         --         --       --            (3)      (3)           --        (17)
           ---         --         --       --           ---       --          ----        ---
            --         --         --       --            (3)      (3)           --        (17)
           ===         ==         ==       ==           ===       ==          ====        ===


            29         96         23       --            44       27           320        604
           (98)        (3)        --       --           (28)      (4)         (277)       (12)
           ---         --         --       --           ---       --          ----        ---
           (69)        93         23       --            16       23            43        592
           ===         ==         ==       ==           ===       ==          ====        ===


--------------------------------------------------------------------------------







                             AMERICAN FUNDS          AMERICAN FUNDS
                             GROWTH-INCOME            INTERNATIONAL            CALVERT VP
                                 FUND--                  FUND--               SRI BALANCED
                             CLASS 2 SHARES          CLASS 2 SHARES             PORTFOLIO
                          -------------------    ----------------------    ------------------
                            2010       2009         2010         2009        2010       2009
                          -------------------------------------------------------------------


SERIES I POLICIES
Units issued...........        --          --           --           --         --       --
Units redeemed.........        --          --           --           --         --       --
                               --          --         ----          ---         --       --
  Net increase
     (decrease)........        --          --           --           --         --       --
                               ==          ==         ====          ===         ==       ==

SERIES II POLICIES
Units issued...........        --          --           --           --         --       --
Units redeemed.........        --          --           --           --         --       --
                               --          --         ----          ---         --       --
  Net increase
     (decrease)........        --          --           --           --         --       --
                               ==          ==         ====          ===         ==       ==

SERIES III POLICIES
Units issued...........        27          23          503          314         --       --
Units redeemed.........        (3)         (5)        (457)         (27)        --       --
                               --          --         ----          ---         --       --
  Net increase
     (decrease)........        24          18           46          287         --       --
                               ==          ==         ====          ===         ==       ==






                               DWS DREMAN            DWS GLOBAL                 DWS
                             SMALL MID CAP          OPPORTUNITIES            SMALL CAP
                              VALUE VIP--               VIP--               INDEX VIP--
                             CLASS A SHARES        CLASS A SHARES         CLASS A SHARES
                          -------------------    ------------------    --------------------
                            2010        2009       2010       2009        2010        2009
                          -----------------------------------------------------------------

SERIES I POLICIES
Units issued...........         --       --           --       --             --       --
Units redeemed.........         --       --           --       --             --       --
                               ---      ---           --       --           ----      ---
  Net increase
     (decrease)........         --       --           --       --             --       --
                               ===      ===           ==       ==           ====      ===

SERIES II POLICIES
Units issued...........         --       --           --       --             --       --
Units redeemed.........         --       --           --       --             --       (8)
                               ---      ---           --       --           ----      ---
  Net increase
     (decrease)........         --       --           --       --             --       (8)
                               ===      ===           ==       ==           ====      ===

SERIES III POLICIES
Units issued...........        155        9           --       --            151      287
Units redeemed.........        (84)     (27)          --       (2)          (790)     (65)
                               ---      ---           --       --           ----      ---
  Net increase
     (decrease)........         71      (18)          --       (2)          (639)     222
                               ===      ===           ==       ==           ====      ===




Not all Investment Divisions are available under all policies.
(a) For Series III policies, represents the period January 2009 (Commencement of Investments) through December 2009.
(b) For Series II policies, represents the period February 2009 (Commencement of Investments) through December 2009.
(c) For Series III policies, represents the period March 2009 (Commencement of Investments) through December 2009.
(d) For Series III policies, represents the period June 2009 (Commencement of Investments) through December 2009.
(e) For Series III policies, represents the period July 2009 (Commencement of Investments) through December 2009.
(f) For Series III policies, represents the period November 2009 (Commencement of Investments) through December 2009.
(g) For Series III policies, represents the period December 2009 (Commencement of Investments).
(h) For Series III policies, represents the period February 2010 (Commencement of Investments) through December 2010.
(i) For Series III policies, represents the period March 2010 (Commencement of Investments) through December 2010.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                                  DELAWARE VIP           DREYFUS IP            DREYFUS VIF
                              INTERNATIONAL VALUE        TECHNOLOGY           OPPORTUNISTIC
           DAVIS VALUE          EQUITY SERIES--           GROWTH--             SMALL CAP--
            PORTFOLIO            STANDARD CLASS        INITIAL SHARES        INITIAL SHARES
      --------------------    -------------------    ------------------    ------------------
         2010        2009       2010        2009       2010       2009       2010       2009
      ---------------------------------------------------------------------------------------


             --       --            --       --           --       --           --         --
             --       --            --       --           --       --           --         --
           ----      ---           ---       --           --       --           --         --
             --       --            --       --           --       --           --         --
           ====      ===           ===       ==           ==       ==           ==         ==


             --       --            --       --           --       --           --         --
             --       --            --       --           --       --           --         --
           ----      ---           ---       --           --       --           --         --
             --       --            --       --           --       --           --         --
           ====      ===           ===       ==           ==       ==           ==         ==


             80       33           133        1           25       12           --         --
           (115)     (38)           (3)      --           (2)      (4)          --         --
           ----      ---           ---       --           --       --           --         --
            (35)      (5)          130        1           23        8           --         --
           ====      ===           ===       ==           ==       ==           ==         ==







                                                          FIDELITY(R) VIP        FIDELITY(R) VIP
          FIDELITY(R) VIP          FIDELITY(R) VIP          FREEDOM 2010           FREEDOM 2020
          CONTRAFUND(R)--          EQUITY-INCOME--          PORTFOLIO--            PORTFOLIO--
           INITIAL CLASS            INITIAL CLASS          INITIAL CLASS          INITIAL CLASS
      ----------------------    --------------------    -------------------    -------------------
         2010         2009         2010        2009       2010        2009       2010        2009
      --------------------------------------------------------------------------------------------



             --           --           --        --           --       --            --       --
             (1)          (1)          --        --           --       --            --       --
           ----         ----         ----      ----          ---      ---           ---      ---
             (1)          (1)          --        --           --       --            --       --
           ====         ====         ====      ====          ===      ===           ===      ===


              4            2           --        --           --       --            --       --
             (5)         (25)          (1)       --           --       --            (2)      --
           ----         ----         ----      ----          ---      ---           ---      ---
             (1)         (23)          (1)       --           --       --            (2)      --
           ====         ====         ====      ====          ===      ===           ===      ===


            361          263           70        77           84       20           168      122
           (450)        (261)        (125)     (243)         (48)     (29)          (65)     (21)
           ----         ----         ----      ----          ---      ---           ---      ---
            (89)           2          (55)     (166)          36       (9)          103      101
           ====         ====         ====      ====          ===      ===           ===      ===


--------------------------------------------------------------------------------






                            FIDELITY(R) VIP     FIDELITY(R) VIP
                             FREEDOM 2030         FREEDOM 2040         FIDELITY(R) VIP
                              PORTFOLIO--         PORTFOLIO--             GROWTH--
                             INITIAL CLASS       INITIAL CLASS          INITIAL CLASS
                          ------------------    ---------------    ----------------------
                            2010       2009         2010(H)          2010         2009
                          ---------------------------------------------------------------

SERIES I POLICIES
Units issued...........       --        --             --                --            --
Units redeemed.........       --        --             --                --            --
                            ----       ---            ---               ---          ----
  Net increase
     (decrease)........       --        --             --                --            --
                            ====       ===            ===               ===          ====

SERIES II POLICIES
Units issued...........       --        --             --                --            --
Units redeemed.........       --        --             --                (5)           --
                            ----       ---            ---               ---          ----
  Net increase
     (decrease)........       --        --             --                (5)           --
                            ====       ===            ===               ===          ====

SERIES III POLICIES
Units issued...........       74       173             72                26            43
Units redeemed.........     (102)      (11)           (71)              (28)         (193)
                            ----       ---            ---               ---          ----
  Net increase
     (decrease)........      (28)      162              1                (2)         (150)
                            ====       ===            ===               ===          ====








                            FIDELITY(R) VIP       FIDELITY(R) VIP        FIDELITY(R) VIP
                              OVERSEAS--          VALUE LEADERS--      VALUE STRATEGIES--
                             INITIAL CLASS         INITIAL CLASS         SERVICE CLASS 2
                          ------------------    -------------------    ------------------
                            2010       2009       2010       2009        2010       2009
                          ---------------------------------------------------------------

SERIES I POLICIES
Units issued...........       --         --        --            --       --         --
Units redeemed.........       --         --        --            --       --         --
                            ----       ----        --            --       --        ---
  Net increase
     (decrease)........       --         --        --            --       --         --
                            ====       ====        ==            ==       ==        ===

SERIES II POLICIES
Units issued...........        5         --        --            --       --         --
Units redeemed.........       (1)       (13)       --            --       --         --
                            ----       ----        --            --       --        ---
  Net increase
     (decrease)........        4        (13)       --            --       --         --
                            ====       ====        ==            ==       ==        ===

SERIES III POLICIES
Units issued...........      271         58        --             2       11          3
Units redeemed.........     (330)      (141)       (2)           --       (4)       (13)
                            ----       ----        --            --       --        ---
  Net increase
     (decrease)........      (59)       (83)       (2)            2        7        (10)
                            ====       ====        ==            ==       ==        ===




Not all Investment Divisions are available under all policies.
(a) For Series III policies, represents the period January 2009 (Commencement of Investments) through December 2009.
(b) For Series II policies, represents the period February 2009 (Commencement of Investments) through December 2009.
(c) For Series III policies, represents the period March 2009 (Commencement of Investments) through December 2009.
(d) For Series III policies, represents the period June 2009 (Commencement of Investments) through December 2009.
(e) For Series III policies, represents the period July 2009 (Commencement of Investments) through December 2009.
(f) For Series III policies, represents the period November 2009 (Commencement of Investments) through December 2009.
(g) For Series III policies, represents the period December 2009 (Commencement of Investments).
(h) For Series III policies, represents the period February 2010 (Commencement of Investments) through December 2010.
(i) For Series III policies, represents the period March 2010 (Commencement of Investments) through December 2010.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                                 FIDELITY(R) VIP
         FIDELITY(R) VIP            INVESTMENT            FIDELITY(R) VIP        FIDELITY(R) VIP
           INDEX 500--             GRADE BOND--              MID-CAP--            MONEY MARKET--
          INITIAL CLASS           INITIAL CLASS            INITIAL CLASS          INITIAL CLASS
      --------------------    ---------------------    --------------------    -------------------
        2010        2009        2010         2009        2010        2009        2010      2009(E)
      --------------------------------------------------------------------------------------------


           --         --          --             --        --          --           --        --
           --         --          --             --        --          --           --        --
        -----       ----        ----            ---      ----        ----       ------       ---
           --         --          --             --        --          --           --        --
        =====       ====        ====            ===      ====        ====       ======       ===


           --         --           5             --         2           5           --        --
           (1)       (12)         (1)           (62)       (1)         (4)          --        --
        -----       ----        ----            ---      ----        ----       ------       ---
           (1)       (12)          4            (62)        1           1           --        --
        =====       ====        ====            ===      ====        ====       ======       ===


        1,243        434         234            208       750         208        1,941       890
         (838)      (209)       (175)           (45)     (353)       (168)      (1,105)      (28)
        -----       ----        ----            ---      ----        ----       ------       ---
          405        225          59            163       397          40          836       862
        =====       ====        ====            ===      ====        ====       ======       ===






                                  INVESCO V.I.                                INVESCO VAN KAMPEN
       INVESCO V.I. GLOBAL       INTERNATIONAL       INVESCO V.I. MID CAP     V.I. MID CAP VALUE
       REAL ESTATE FUND--        GROWTH FUND--        CORE EQUITY FUND--            FUND--
         SERIES I SHARES        SERIES I SHARES         SERIES I SHARES        SERIES I SHARES
      --------------------    -------------------    --------------------    -------------------
        2010        2009        2010        2009            2010(I)            2010      2009(C)
      ------------------------------------------------------------------------------------------


          --         --           --         --               --                --          --
          --         --           --         --               --                --          --
         ---         --         ----        ---               --                --          --
          --         --           --         --               --                --          --
         ===         ==         ====        ===               ==                ==          ==


           1          2           --         --               --                --          --
          (7)        --           --         --               --                --          --
         ---         --         ----        ---               --                --          --
          (6)         2           --         --               --                --          --
         ===         ==         ====        ===               ==                ==          ==


         183         23          293        114               10                51           9
         (74)        (4)        (136)       (12)              (1)               (4)         --
         ---         --         ----        ---               --                --          --
         109         19          157        102                9                47           9
         ===         ==         ====        ===               ==                ==          ==


--------------------------------------------------------------------------------






                              JANUS ASPEN            JANUS ASPEN
                                BALANCED             ENTERPRISE            JANUS ASPEN
                              PORTFOLIO--            PORTFOLIO--        FORTY PORTFOLIO--
                             INSTITUTIONAL          INSTITUTIONAL         INSTITUTIONAL
                                 SHARES                SHARES                SHARES
                          -------------------    ------------------    ------------------
                            2010       2009        2010       2009       2010       2009
                          ---------------------------------------------------------------

SERIES I POLICIES
Units issued...........      --          --          --         --         --         --
Units redeemed.........     (14)        (30)         --         --         --         --
                            ---        ----        ----       ----       ----       ----
  Net increase
     (decrease)........     (14)        (30)         --         --         --         --
                            ===        ====        ====       ====       ====       ====

SERIES II POLICIES
Units issued...........       5           8          --         --         --         --
Units redeemed.........     (11)        (41)         --         --         --         --
                            ---        ----        ----       ----       ----       ----
  Net increase
     (decrease)........      (6)        (33)         --         --         --         --
                            ===        ====        ====       ====       ====       ====

SERIES III POLICIES
Units issued...........     211          68         105         69        460         62
Units redeemed.........     (93)       (122)       (229)      (155)      (238)      (143)
                            ---        ----        ----       ----       ----       ----
  Net increase
     (decrease)........     118         (54)       (124)       (86)       222        (81)
                            ===        ====        ====       ====       ====       ====






                                 MFS(R)                MFS(R)                MFS(R)
                            INVESTORS TRUST         NEW DISCOVERY           UTILITIES
                                SERIES--              SERIES--              SERIES--
                             INITIAL CLASS          INITIAL CLASS         INITIAL CLASS
                          -------------------    ------------------    ------------------
                            2010       2009        2010       2009       2010       2009
                          ---------------------------------------------------------------

SERIES I POLICIES
Units issued...........      --         --          --         --         --         --
Units redeemed.........      --         --          --         --         --         --
                             --         --          --         --        ---         --
  Net increase
     (decrease)........      --         --          --         --         --         --
                             ==         ==          ==         ==        ===         ==

SERIES II POLICIES
Units issued...........      --         --          --         --         --          1
Units redeemed.........      (1)        (6)         --         --         (4)        --
                             --         --          --         --        ---         --
  Net increase
     (decrease)........      (1)        (6)         --         --         (4)         1
                             ==         ==          ==         ==        ===         ==

SERIES III POLICIES
Units issued...........      --         --          --         --         36         26
Units redeemed.........      --         --          --         --        (33)        (5)
                             --         --          --         --        ---         --
  Net increase
     (decrease)........      --         --          --         --          3         21
                             ==         ==          ==         ==        ===         ==




Not all Investment Divisions are available under all policies.
(a) For Series III policies, represents the period January 2009 (Commencement of Investments) through December 2009.
(b) For Series II policies, represents the period February 2009 (Commencement of Investments) through December 2009.
(c) For Series III policies, represents the period March 2009 (Commencement of Investments) through December 2009.
(d) For Series III policies, represents the period June 2009 (Commencement of Investments) through December 2009.
(e) For Series III policies, represents the period July 2009 (Commencement of Investments) through December 2009.
(f) For Series III policies, represents the period November 2009 (Commencement of Investments) through December 2009.
(g) For Series III policies, represents the period December 2009 (Commencement of Investments).
(h) For Series III policies, represents the period February 2010 (Commencement of Investments) through December 2010.
(i) For Series III policies, represents the period March 2010 (Commencement of Investments) through December 2010.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






          JANUS ASPEN             LAZARD
           WORLDWIDE            RETIREMENT            LORD ABBETT        LVIP BARON GROWTH
          PORTFOLIO--          INTERNATIONAL         SERIES FUND--         OPPORTUNITIES
         INSTITUTIONAL      EQUITY PORTFOLIO--       MID-CAP VALUE             FUND--
            SHARES            SERVICE SHARES           PORTFOLIO           SERVICE CLASS
      ------------------    ------------------    ------------------    -------------------
      2010         2009     2010         2009     2010         2009       2010       2009
      -------------------------------------------------------------------------------------


          1          1         --         --          --         --         --           --
         (4)        (5)        --         --          --         --         --           --
        ---         --        ---         --        ----       ----       ----          ---
         (3)        (4)        --         --          --         --         --           --
        ===         ==        ===         ==        ====       ====       ====          ===


         --         --          1          2          --         --          3           --
         --         --         (8)        --          --         (9)        (1)         (11)
        ---         --        ---         --        ----       ----       ----          ---
         --         --         (7)         2          --         (9)         2          (11)
        ===         ==        ===         ==        ====       ====       ====          ===


         32         65        157         78         176        151        188           52
        (90)        (7)       (99)        (7)       (154)      (309)      (157)         (57)
        ---         --        ---         --        ----       ----       ----          ---

        (58)        58         58         71          22       (158)        31           (5)
        ===         ==        ===         ==        ====       ====       ====          ===






                                                       OPPENHEIMER
             MFS(R)           NEUBERGER BERMAN           CAPITAL
             VALUES             AMT PARTNERS          APPRECIATION        OPPENHEIMER CORE
            SERIES--             PORTFOLIO--            FUND/VA--          BOND FUND/VA--
         INITIAL CLASS         CLASS I SHARES      NON-SERVICE SHARES    NON-SERVICE SHARES
      -------------------    ------------------    ------------------    ------------------
        2010      2009(A)      2010       2009       2010       2009       2010       2009
      -------------------------------------------------------------------------------------



         --            --       --           --       --           --       --           --
         --            --       --           --       --           --       --           --
        ---           ---      ---           --       --           --       --           --
         --            --       --           --       --           --       --           --
        ===           ===      ===           ==       ==           ==       ==           ==


         --            --       --           --       --           --       --           --
         --            --       --           --       --           --       --           --
        ---           ---      ---           --       --           --       --           --
         --            --       --           --       --           --       --           --
        ===           ===      ===           ==       ==           ==       ==           ==


        246           186       24           22        8            4       --           --
        (93)           (2)     (63)          (2)      (4)          --       --           --
        ---           ---      ---           --       --           --       --           --
        153           184      (39)          20        4            4       --           --
        ===           ===      ===           ==       ==           ==       ==           ==


--------------------------------------------------------------------------------






                                 PIMCO
                              GLOBAL BOND                               PIMCO LONG-TERM
                             (UNHEDGED)--       PIMCO HIGH YIELD--     U.S. GOVERNMENT--
                            ADMINISTRATIVE        ADMINISTRATIVE        ADMINISTRATIVE
                             CLASS SHARES          CLASS SHARES          CLASS SHARES
                          ------------------    ------------------    ------------------
                            2010     2009(D)          2010(I)           2010       2009
                          --------------------------------------------------------------

SERIES I POLICIES
Units issued...........      --         --              --               --           --
Units redeemed.........      --         --              --               --           --
                             --         --              --               --           --
  Net increase
     (decrease)........      --         --              --               --           --
                             ==         ==              ==               ==           ==

SERIES II POLICIES
Units issued...........      --         --              --               --           --
Units redeemed.........      --         --              --               --           --
                             --         --              --               --           --
  Net increase
     (decrease)........      --         --              --               --           --
                             ==         ==              ==               ==           ==

SERIES III POLICIES
Units issued...........      50          8               1                5            3
Units redeemed.........      (1)        --              (1)              (4)          (2)
                             --         --              --               --           --
  Net increase
     (decrease)........      49          8              --                1            1
                             ==         ==              ==               ==           ==






                                  ROYCE
                                SMALL-CAP
                               PORTFOLIO--            T. ROWE PRICE          T. ROWE PRICE
                               INVESTMENT           BLUE CHIP GROWTH         EQUITY INCOME
                                  CLASS                 PORTFOLIO              PORTFOLIO
                          --------------------    --------------------    ------------------
                            2010        2009        2010        2009        2010       2009
                          ------------------------------------------------------------------

SERIES I POLICIES
Units issued...........       --            --        --            --         4          1
Units redeemed.........       --            --        --            --        (9)       (10)
                            ----          ----      ----          ----      ----       ----
  Net increase
     (decrease)........       --            --        --            --        (5)        (9)
                            ====          ====      ====          ====      ====       ====

SERIES II POLICIES
Units issued...........       --            --        --            --         4          3
Units redeemed.........       --            --        --            --        (7)       (42)
                            ----          ----      ----          ----      ----       ----
  Net increase
     (decrease)........       --            --        --            --        (3)       (39)
                            ====          ====      ====          ====      ====       ====

SERIES III POLICIES
Units issued...........      234           214       319           115       847        320
Units redeemed.........     (234)         (189)     (155)         (115)     (699)      (437)
                            ----          ----      ----          ----      ----       ----
  Net increase
     (decrease)........       --            25       164            --       148       (117)
                            ====          ====      ====          ====      ====       ====




Not all Investment Divisions are available under all policies.
(a) For Series III policies, represents the period January 2009 (Commencement of Investments) through December 2009.
(b) For Series II policies, represents the period February 2009 (Commencement of Investments) through December 2009.
(c) For Series III policies, represents the period March 2009 (Commencement of Investments) through December 2009.
(d) For Series III policies, represents the period June 2009 (Commencement of Investments) through December 2009.
(e) For Series III policies, represents the period July 2009 (Commencement of Investments) through December 2009.
(f) For Series III policies, represents the period November 2009 (Commencement of Investments) through December 2009.
(g) For Series III policies, represents the period December 2009 (Commencement of Investments).
(h) For Series III policies, represents the period February 2010 (Commencement of Investments) through December 2010.
(i) For Series III policies, represents the period March 2010 (Commencement of Investments) through December 2010.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                                               ROYCE
             PIMCO                 PIMCO                 PIMCO               MICRO-CAP
        LOW DURATION--         REAL RETURN--        TOTAL RETURN--          PORTFOLIO--
        ADMINISTRATIVE        ADMINISTRATIVE        ADMINISTRATIVE          INVESTMENT
         CLASS SHARES          CLASS SHARES          CLASS SHARES              CLASS
      ------------------    ------------------    ------------------    ------------------
        2010       2009       2010       2009       2010       2009       2010       2009
      ------------------------------------------------------------------------------------


         --         --          --        --           --        --        --         --
         --         --          --        --           --        --        --         --
        ---         --        ----       ---       ------      ----       ---        ---
         --         --          --        --           --        --        --         --
        ===         ==        ====       ===       ======      ====       ===        ===


         --         --          --         7           --        15        --         --
         --         --          (2)       (3)          (3)       (6)       --         --
        ---         --        ----       ---       ------      ----       ---        ---
         --         --          (2)        4           (3)        9        --         --
        ===         ==        ====       ===       ======      ====       ===        ===


         83         38         286       370        1,429       482       305         40
        (80)        (7)       (401)      (26)      (1,309)     (132)      (50)       (57)
        ---         --        ----       ---       ------      ----       ---        ---
          3         31        (115)      344          120       350       255        (17)
        ===         ==        ====       ===       ======      ====       ===        ===







                               T. ROWE PRICE         T. ROWE PRICE
         T. ROWE PRICE         INTERNATIONAL         LIMITED-TERM          T. ROWE PRICE
           INDEX 500               STOCK                 BOND           NEW AMERICA GROWTH
           PORTFOLIO             PORTFOLIO             PORTFOLIO             PORTFOLIO
      ------------------    ------------------    ------------------    ------------------
        2010       2009       2010       2009       2010       2009       2010       2009
      ------------------------------------------------------------------------------------


         --        ----        --         --          --        --         --         --
         --          --        --         --          --        --         --         --
        ---        ----       ---        ---        ----       ---        ---        ---
         --          --        --         --          --        --         --         --
        ===        ====       ===        ===        ====       ===        ===        ===


         --          --         4          6           1         7         --         --
         --          --        --         (2)         (1)      (13)        --         --
        ---        ----       ---        ---        ----       ---        ---        ---
         --          --         4          4          --        (6)        --         --
        ===        ====       ===        ===        ====       ===        ===        ===


          4           8        67         54         281        96        214         42
        (25)        (15)      (38)       (18)       (197)      (65)       (80)       (81)
        ---        ----       ---        ---        ----       ---        ---        ---
        (21)         (7)       29         36          84        31        134        (39)
        ===        ====       ===        ===        ====       ===        ===        ===


--------------------------------------------------------------------------------






                               T. ROWE PRICE          UIF EMERGING       UIF EMERGING
                             PERSONAL STRATEGY        MARKETS DEBT      MARKETS EQUITY
                                 BALANCED             PORTFOLIO--         PORTFOLIO--
                                 PORTFOLIO              CLASS I             CLASS I
                          ----------------------  -------------------  ----------------
                             2010        2009        2010      2009      2010     2009
                          -------------------------------------------------------------


SERIES I POLICIES
Units issued...........           --          --         --        --     31       --
Units redeemed.........           --          --         --        --    (16)      --
                                ----        ----        ---        --    ---       --
  Net increase
     (decrease)........           --          --         --        --     15       --
                                ====        ====        ===        ==    ===       ==

SERIES II POLICIES
Units issued...........           --          --         --        --     --       --
Units redeemed.........           --          --         (1)       (2)    (1)      (8)
                                ----        ----        ---        --    ---       --
  Net increase
     (decrease)........           --          --         (1)       (2)    (1)      (8)
                                ====        ====        ===        ==    ===       ==

SERIES III POLICIES
Units issued...........          500         461         89        31    150       98
Units redeemed.........         (454)       (195)       (77)       (3)   (67)      (7)
                                ----        ----        ---        --    ---       --
  Net increase
     (decrease)........           46         266         12        28     83       91
                                ====        ====        ===        ==    ===       ==




Not all Investment Divisions are available under all policies.
(a) For Series III policies, represents the period January 2009 (Commencement of Investments) through December 2009.
(b) For Series II policies, represents the period February 2009 (Commencement of Investments) through December 2009.
(c) For Series III policies, represents the period March 2009 (Commencement of Investments) through December 2009.
(d) For Series III policies, represents the period June 2009 (Commencement of Investments) through December 2009.
(e) For Series III policies, represents the period July 2009 (Commencement of Investments) through December 2009.
(f) For Series III policies, represents the period November 2009 (Commencement of Investments) through December 2009.
(g) For Series III policies, represents the period December 2009 (Commencement of Investments).
(h) For Series III policies, represents the period February 2010 (Commencement of Investments) through December 2010.
(i) For Series III policies, represents the period March 2010 (Commencement of Investments) through December 2010.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






              UIF                                                           VAN ECK VIP
       U.S. REAL ESTATE     VAN ECK VIP GLOBAL    VAN ECK VIP GLOBAL       MULTI-MANAGER
          PORTFOLIO--           BOND FUND--          HARD ASSETS--        ALTERNATIVES--
            CLASS I            INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------
        2010       2009       2010     2009(B)      2010       2009       2010       2009
      ------------------------------------------------------------------------------------


          --         --        --         --         --         --         --         --
          --         --        --         --         --         --         --         --
        ----       ----        --         --        ---         --         --        ---
          --         --        --         --         --         --         --         --
        ====       ====        ==         ==        ===         ==         ==        ===


           1         --         3          2         --         --         --         --
          (2)       (14)       (1)        --         --         --         --         --
        ----       ----        --         --        ---         --         --        ---
          (1)       (14)        2          2         --         --         --         --
        ====       ====        ==         ==        ===         ==         ==        ===


         174         96        86          1        210         21          4          5
        (276)      (192)       (5)        --        (17)        (4)        (2)       (19)
        ----       ----        --         --        ---         --         --        ---
        (102)       (96)       81          1        193         17          2        (14)
        ====       ====        ==         ==        ===         ==         ==        ===


NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2010, 2009, 2008, 2007 and 2006:





                                                     MAINSTAY VP
                                                       BOND--
                                                    INITIAL CLASS
                                     ------------------------------------------
                                       2010      2009     2008    2007    2006
                                     ------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   16    $   15   $   14  $   19  $1,080
Units Outstanding..................        1         1        1       1      71
Variable Accumulation Unit Value...   $19.18    $17.84   $16.60  $16.06  $15.19
Total Return.......................     7.5%      7.5%     3.4%    5.8%    3.8%
Investment Income Ratio............     3.1%      4.8%     3.9%    2.1%    0.3%

SERIES II POLICIES(b)
Net Assets.........................   $   --    $   --   $   --  $   --  $   --
Units Outstanding..................       --        --       --      --      --
Variable Accumulation Unit Value...   $   --    $   --   $   --  $   --  $   --
Total Return.......................       --        --       --      --      --
Investment Income Ratio............       --        --       --      --      --

SERIES III POLICIES(c)
Net Assets.........................   $4,062    $3,606   $2,572  $1,689  $1,177
Units Outstanding..................      288       276      212     144     107
Variable Accumulation Unit Value...   $14.09    $13.07   $12.13  $11.69  $10.98
Total Return.......................     7.8%      7.8%     3.7%    6.5%    4.5%
Investment Income Ratio............     3.3%      5.4%     4.9%    3.8%    1.1%







                                                     MAINSTAY VP
                                                    CONVERTIBLE--
                                                    INITIAL CLASS
                                     -------------------------------------------
                                       2010      2009      2008    2007    2006
                                     -------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   --    $   --   $    --  $    1  $    1
Units Outstanding..................       --        --        --      --      --
Variable Accumulation Unit Value...   $14.46    $13.06   $ 13.06  $14.05  $12.32
Total Return.......................    10.7%      0.0%     (7.0%)  14.1%    9.6%
Investment Income Ratio............     2.9%      2.2%      1.3%    2.4%    2.5%

SERIES II POLICIES(b)
Net Assets.........................   $  507    $  412   $   268  $  379  $  313
Units Outstanding..................       27        25        24      22      21
Variable Accumulation Unit Value...   $19.06    $16.22   $ 11.13  $17.01  $14.85
Total Return.......................    17.6%     45.7%    (34.6%)  14.6%   10.1%
Investment Income Ratio............     2.9%      2.2%      2.4%    2.4%    2.7%

SERIES III POLICIES(c)
Net Assets.........................   $  307    $  214   $   235  $  242  $  116
Units Outstanding..................       19        15        25      17       9
Variable Accumulation Unit Value...   $16.24    $13.78   $  9.43  $14.38  $12.52
Total Return.......................    17.9%     46.1%    (34.4%)  14.9%   10.4%
Investment Income Ratio............     3.7%      1.9%      2.5%    2.8%    0.9%



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                                                                             MAINSTAY VP
                         MAINSTAY VP                                       COMMON STOCK--
                       CASH MANAGEMENT                                      INITIAL CLASS
      ------------------------------------------------  ----------------------------------------------------
        2010       2009      2008      2007      2006     2010     2009       2008       2007        2006
      ------------------------------------------------------------------------------------------------------


      $ 12,158  $   9,396  $ 23,233  $ 16,231  $16,157  $ 1,990  $  1,519  $     724    $    596    $    587
         9,223      7,107    17,525    12,468   12,920      153       131         76          40          41
      $   1.32   $   1.32  $   1.33  $   1.30  $  1.25  $ 13.04   $ 11.62    $  9.52    $  15.02    $  14.38
         (0.3%)     (0.2%)     1.8%      4.1%     3.9%    12.3%     22.0%     (36.6%)       4.4%       15.7%
          0.0%       0.1%      2.1%      4.7%     4.8%     1.7%      2.2%       1.3%        1.2%        0.6%


      $    785   $    915  $    681  $    620  $   511  $91,831   $82,332    $67,870    $108,001    $103,462
           679        789       586       544      468    6,014     6,057      6,096       6,155       6,184
      $   1.16   $   1.16  $   1.16  $   1.14  $  1.09  $ 15.27   $ 13.59    $ 11.13    $  17.55    $  16.73
         (0.2%)     (0.2%)     1.9%      4.6%     4.3%    12.3%     22.1%     (36.5%)       4.9%       16.2%
          0.0%         --      2.1%      4.7%     4.5%     1.6%      2.1%       1.5%        1.3%        0.6%


      $123,744   $117,358  $172,479  $118,086  $39,142  $15,628   $12,207    $   416    $    878    $    157
       106,457    100,978   148,926   103,882   36,094    1,248     1,097         46          61          11
      $   1.16   $   1.16  $   1.16  $   1.14  $  1.08  $ 12.53   $ 11.12    $  9.09    $  14.29    $  13.59
          0.0%       0.0%      2.2%      4.8%     4.6%    12.6%     22.4%     (36.4%)       5.1%       16.5%
          0.0%       0.1%      2.1%      4.6%     4.7%     1.8%      2.5%       1.9%        1.3%        1.1%



                         MAINSTAY VP                                         MAINSTAY VP
                       FLOATING RATE--                                      GOVERNMENT--
                        INITIAL CLASS                                       INITIAL CLASS
      ------------------------------------------------  ----------------------------------------------------
        2010       2009      2008      2007      2006     2010     2009       2008       2007        2006
      ------------------------------------------------------------------------------------------------------


      $     --   $     --  $     --  $     --  $    --  $    --  $      5   $      7  $       32  $       31
            --         --        --        --       --       --        --         --           2           2
      $     --   $     --  $     --  $     --  $    --  $ 18.13   $ 17.26    $ 17.03    $  15.57    $  14.69
            --         --        --        --       --     5.0%      1.3%       9.4%        5.9%        3.3%
            --         --        --        --       --     3.2%      3.4%       1.8%        4.9%          --


      $     --   $     --  $     --  $     79  $    --  $    --   $    --    $    --    $     --    $     --
            --         --        --         8       --       --        --         --          --          --
      $  10.39   $   9.97  $   9.97  $   9.98  $    --  $ 11.56   $ 11.14    $ 11.14    $  11.14    $  11.14
          4.2%         --     (0.1%)    (0.2%)      --     3.8%        --         --          --        1.6%
            --         --      5.8%     26.2%       --       --        --         --          --          --


      $    751   $    749  $    380  $    420  $   344  $ 2,195   $ 2,103    $ 1,993    $  1,326    $    433
            62         67        45        39       33      158       160        154         112          39
      $  12.07   $  11.16  $   8.36  $  10.82  $ 10.55  $ 13.86   $ 13.16    $ 12.95    $  11.79    $  11.05
          8.1%      33.6%    (22.8%)     2.6%     5.5%     5.4%      1.6%       9.8%        6.7%        4.1%
          4.0%       3.6%      5.2%      6.4%     6.2%     3.0%      3.7%       3.5%        5.9%        1.4%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                       MAINSTAY VP
                                                     GROWTH EQUITY--
                                                      INITIAL CLASS
                                     -----------------------------------------------
                                       2010     2009      2008      2007      2006
                                     -----------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $   435   $   --    $ 1,072   $   273   $ 8,194
Units Outstanding..................       38       --        120        24       814
Variable Accumulation Unit Value...  $ 11.38   $10.41    $  8.95   $ 11.24   $ 10.07
Total Return.......................     9.3%    16.3%     (20.4%)    11.6%      3.7%
Investment Income Ratio............     0.6%       --         --        --      0.4%

SERIES II POLICIES(b)
Net Assets.........................  $    --   $   --    $    --   $    --   $    --
Units Outstanding..................       --       --         --        --        --
Variable Accumulation Unit Value...  $ 12.10   $11.21    $ 11.21   $ 11.21   $    --
Total Return.......................     7.9%       --         --        --        --
Investment Income Ratio............       --       --         --        --        --

SERIES III POLICIES(c)
Net Assets.........................  $10,896   $5,072    $ 6,410   $19,469   $14,688
Units Outstanding..................      896      468        794     1,474     1,250
Variable Accumulation Unit Value...  $ 12.16   $10.84    $  8.07   $ 13.21   $ 11.75
Total Return.......................    12.2%    34.2%     (38.9%)    12.4%      4.4%
Investment Income Ratio............     0.6%     0.6%       0.5%      0.2%      0.4%







                                                      MAINSTAY VP
                                                    INCOME BUILDER--
                                                     INITIAL CLASS
                                     ---------------------------------------------
                                      2010     2009      2008      2007      2006
                                     ---------------------------------------------


SERIES I POLICIES(a)
Net Assets.........................  $   --  $    472  $  5,508  $ 12,280  $ 2,941
Units Outstanding..................      --        47       677     1,099      281
Variable Accumulation Unit Value...  $11.47    $10.02   $  8.14   $ 11.17   $10.47
Total Return.......................   14.4%     23.1%    (27.2%)     6.8%     8.7%
Investment Income Ratio............      --      0.9%      4.0%      3.1%     0.9%

SERIES II POLICIES(b)
Net Assets.........................  $   --    $   --   $    --   $    --   $   --
Units Outstanding..................      --        --        --        --       --
Variable Accumulation Unit Value...  $   --    $   --   $    --   $    --   $   --
Total Return.......................      --        --        --        --       --
Investment Income Ratio............      --        --        --        --       --

SERIES III POLICIES(c)
Net Assets.........................  $   --    $   --   $    --   $    --   $   --
Units Outstanding..................      --        --        --        --       --
Variable Accumulation Unit Value...  $   --    $   --   $    --   $    --   $   --
Total Return.......................      --        --        --        --       --
Investment Income Ratio............      --        --        --        --       --



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                     MAINSTAY VP                                       MAINSTAY VP
             HIGH YIELD CORPORATE BOND--                           ICAP SELECT EQUITY--
                    INITIAL CLASS                                     INITIAL CLASS
-----------------------------------------------------  -------------------------------------------
        2010     2009      2008      2007      2006      2010      2009      2008    2007    2006
      --------------------------------------------------------------------------------------------



      $    35   $    78   $    92   $   164   $   157  $  1,403  $  3,356  $ 1,536  $  177  $  176
            2         4         7         9         8        98       276      163      12      12
      $ 22.75   $ 20.25   $ 14.22   $ 18.80   $ 18.51  $  14.30  $  12.14  $  9.41  $15.13  $14.26
        12.3%     42.4%    (24.4%)     1.6%     11.2%     17.8%     29.0%   (37.8%)   6.1%   18.5%
         5.3%      7.0%      9.0%      6.4%      0.1%      0.7%      1.6%     1.0%    0.4%    0.2%


      $    76   $   169   $    97   $   250   $   194  $209,925  $179,293  $99,274  $   --  $   --
            4         9         7        14        11    13,376    13,460    9,620      --      --
      $ 20.92   $ 18.61   $ 13.06   $ 17.26   $ 16.91  $  15.69  $  13.32  $ 10.32  $   --  $16.30
        12.4%     42.5%    (24.3%)     2.1%     11.8%     17.8%     29.1%   (36.7%)     --    8.8%
         6.0%      7.9%      7.1%      6.0%      2.5%      0.9%      1.8%     0.8%      --      --


      $24,735   $17,280   $10,566   $14,732   $ 5,915  $ 17,808  $ 11,966  $14,524  $   24  $    5
        1,567     1,233     1,079     1,140       468     1,290     1,024    1,609       2      15
      $ 15.78   $ 14.01   $  9.81   $ 12.92   $ 12.63  $  13.80  $  11.68  $  9.03  $14.47  $13.54
        12.7%     42.8%    (24.1%)     2.3%     12.0%     18.1%     29.4%   (37.6%)   6.9%   19.3%
         6.1%      8.0%      7.7%      7.8%      2.7%      0.9%      1.8%     0.7%    0.4%    0.3%



                        MAINSTAY VP                                    MAINSTAY VP
                   INTERNATIONAL EQUITY--                           LARGE CAP GROWTH--
                       INITIAL CLASS                                  INITIAL CLASS
      -----------------------------------------------  -------------------------------------------
        2010     2009      2008      2007      2006      2010      2009      2008    2007    2006
      --------------------------------------------------------------------------------------------


      $34,441   $33,899   $29,906   $43,580   $67,923  $     85  $     79  $    62  $  111  $   97
        1,910     1,966     2,066     2,228     3,618        11        12       13      14      15
      $ 18.03   $ 17.24   $ 14.49   $ 19.56   $ 18.77  $   7.59  $   6.55  $  4.69  $ 7.70  $ 6.39
         4.6%     19.0%    (25.9%)     4.2%     30.4%     15.8%     39.6%   (39.0%)  20.5%    6.5%
         3.3%      7.2%      1.5%      0.6%      0.3%        --        --     0.1%      --    0.1%


      $   649   $   620   $   841   $ 1,463   $ 1,377  $     --  $     --  $    --  $   --  $   67
           32        32        52        67        66        --        --       --      --       6
      $ 20.30   $ 19.40   $ 16.30   $ 21.98   $ 21.00  $     --  $     --  $    --  $   --  $10.94
         4.6%     19.1%    (25.9%)     4.7%     31.0%        --        --       --   (0.2%)   7.0%
         3.3%      6.0%      1.4%      0.7%      0.4%        --        --       --      --    0.1%


      $21,594   $21,926   $20,138   $29,202   $23,036  $      2  $      2  $    20  $   33  $   28
        1,347     1,435     1,574     1,696     1,404        --        --        2       2       3
      $ 16.03   $ 15.28   $ 12.80   $ 17.22   $ 16.41  $  13.26  $  11.42  $  8.15  $13.32  $10.98
         4.9%     19.4%    (25.7%)     4.9%     31.3%     16.2%     40.0%   (38.8%)  21.3%    7.2%
         3.3%      6.9%      1.6%      0.7%      0.5%        --        --     0.1%    0.0%    0.1%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                   MAINSTAY VP
                                                 MID CAP CORE--
                                                  INITIAL CLASS
                                ------------------------------------------------
                                  2010      2009      2008      2007      2006
                                ------------------------------------------------

SERIES I POLICIES(a)
Net Assets....................   $    --   $    --   $    --   $    --   $    --
Units Outstanding.............        --        --        --        --        --
Variable Accumulation Unit
  Value.......................   $    --   $    --   $    --   $    --   $    --
Total Return..................        --        --        --        --        --
Investment Income Ratio.......        --        --        --        --        --

SERIES II POLICIES(b)
Net Assets....................   $45,841   $37,402   $27,568   $48,265   $46,294
Units Outstanding.............     2,119     2,132     2,146     2,165     2,176
Variable Accumulation Unit
  Value.......................   $ 21.64   $ 17.54   $ 12.84   $ 22.29   $ 21.28
Total Return..................     23.3%     36.6%    (42.4%)     4.8%     14.7%
Investment Income Ratio.......      0.4%      0.6%      0.3%      0.4%        --

SERIES III POLICIES(c)
Net Assets....................   $ 2,511   $ 9,357   $13,165   $23,854   $21,564
Units Outstanding.............       156       717     1,381     1,446     1,372
Variable Accumulation Unit
  Value.......................   $ 16.14   $ 13.05   $  9.53   $ 16.50   $ 15.71
Total Return..................     23.6%     36.9%    (42.2%)     5.0%     15.0%
Investment Income Ratio.......      0.2%      0.1%      0.5%      0.4%        --







                                                   MAINSTAY VP
                                                 S&P 500 INDEX--
                                                  INITIAL CLASS
                                ------------------------------------------------
                                  2010      2009      2008      2007      2006
                                ------------------------------------------------

SERIES I POLICIES(a)
Net Assets....................  $124,781  $113,527   $94,616  $157,310  $131,923
Units Outstanding.............     9,699    10,094    10,602    11,052     9,685
Variable Accumulation Unit
  Value.......................  $  12.87  $  11.25   $  8.93  $  14.23  $  13.62
Total Return..................     14.4%     25.9%    (37.2%)     4.5%     14.6%
Investment Income Ratio.......      1.8%      2.9%      2.4%      1.7%      0.5%

SERIES II POLICIES(b)
Net Assets....................  $    411  $    339   $   404  $    608  $    534
Units Outstanding.............        31        29        44        42        39
Variable Accumulation Unit
  Value.......................  $  13.16  $  11.50   $  9.13  $  14.53  $  13.85
Total Return..................     14.4%     25.9%    (37.2%)     5.0%     15.1%
Investment Income Ratio.......      1.8%      2.4%      2.5%      1.7%      0.7%

SERIES III POLICIES(c)
Net Assets....................  $ 23,527  $ 22,948   $22,919  $ 23,852  $ 22,492
Units Outstanding.............     1,870     2,093     2,639     1,730     1,716
Variable Accumulation Unit
  Value.......................  $  12.58  $  10.97   $  8.69  $  13.79  $  13.10
Total Return..................     14.7%     26.3%    (37.0%)     5.2%     15.4%
Investment Income Ratio.......      1.9%      2.7%      3.7%      1.7%      0.7%



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                         MAINSTAY VP                                  MAINSTAY VP
                      MID CAP GROWTH--                              MID CAP VALUE--
                        INITIAL CLASS                                INITIAL CLASS
      ------------------------------------------------  ---------------------------------------
        2010      2009      2008      2007      2006     2010   2009    2008     2007     2006
      -----------------------------------------------------------------------------------------



         $--       $--     $    --   $    --   $   --   $  --  $  --  $    --  $    --  $    --
          --        --          --        --       --      --     --       --       --       --
         $--       $--     $    --   $    --   $   --     $--  $  --  $    --  $    --  $    --
          --        --          --        --       --      --     --       --       --       --
          --        --          --        --       --      --     --       --       --       --


         $--       $--     $    --   $   150   $   --     $--  $  --  $42,576  $63,752  $64,974
          --        --          --        16       --      --     --    4,727    4,769    4,793
         $--       $--     $  9.12   $  9.44   $   --     $--  $  --  $  9.01  $ 13.37  $ 13.56
          --        --       (3.3%)    (5.6%)      --      --     --   (32.6%)   (1.4%)   13.8%
          --        --          --        --       --      --   5.3%     1.7%     1.0%     0.1%


         $--       $--     $ 3,749   $10,832   $9,851     $--  $  --  $   479  $   507  $   221
          --        --         394       630      663      --     --       56       40       17
         $--       $--     $  9.52   $ 17.20   $14.85     $--  $  --  $  8.53  $ 12.63  $ 12.78
          --        --      (44.7%)    15.8%     9.2%      --     --   (32.5%)   (1.1%)   14.0%
          --        --          --        --       --      --   5.7%     1.9%     1.1%     0.1%






                                                          MAINSTAY VP
                         MAINSTAY VP                      U.S. SMALL
                     SMALL CAP GROWTH--                      CAP--
                        INITIAL CLASS                    INITIAL CLASS
      ------------------------------------------------  --------------
        2010      2009      2008      2007      2006     2010    2009
      ----------------------------------------------------------------


         $--       $--     $    --   $   --    $   --   $   --  $   --
          --        --          --       --        --       --      --
         $--       $--     $    --   $   --    $   --   $   --  $   --
          --        --          --       --        --       --      --
          --        --          --       --        --       --      --


         $--       $--     $    --   $   --    $   --   $   --  $   --
          --        --          --       --        --       --      --
         $--       $--     $    --   $   --    $   --   $   --  $   --
          --        --          --       --        --       --      --
          --        --          --       --        --       --      --


         $--       $--     $ 2,316   $4,522    $4,597   $9,370  $1,987
          --        --         344      404       398      716     190
         $--       $--     $  6.72   $11.19    $11.56   $13.09  $10.47
          --        --      (39.9%)   (3.2%)     6.3%    25.0%    4.7%
          --        --          --       --        --     0.1%      --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                                      ALGER CAPITAL
                                                      APPRECIATION
                                                       PORTFOLIO--
                                                    CLASS I-2 SHARES
                                     ----------------------------------------------
                                       2010      2009      2008      2007     2006
                                     ----------------------------------------------


SERIES I POLICIES(a)
Net Assets.........................  $     --   $   --    $    --   $   --   $   --
Units Outstanding..................        --       --         --       --       --
Variable Accumulation Unit Value...       $--   $   --    $    --   $   --   $   --
Total Return.......................        --       --         --       --       --
Investment Income Ratio............        --       --         --       --       --

SERIES II POLICIES(b)
Net Assets.........................       $--   $   --    $    --   $   --   $   --
Units Outstanding..................        --       --         --       --       --
Variable Accumulation Unit Value...       $--   $   --    $    --   $   --   $   --
Total Return.......................        --       --         --       --       --
Investment Income Ratio............        --       --         --       --       --

SERIES III POLICIES(c)
Net Assets.........................       $--   $   --    $    13   $   51   $  144
Units Outstanding..................        --       --          1        3       10
Variable Accumulation Unit Value...       $--   $14.23    $ 10.42   $18.99   $14.22
Total Return.......................        --    36.6%     (45.1%)   33.5%    19.3%
Investment Income Ratio............        --       --         --       --       --






                                               ALLIANCEBERNSTEIN
                                               VPS INTERNATIONAL
                                               VALUE PORTFOLIO--
                                                CLASS A SHARES
                                     ------------------------------------
                                      2010     2009      2008      2007
                                     ------------------------------------


SERIES I POLICIES(a)
Net Assets.........................  $   --   $   --    $    --   $   --
Units Outstanding..................      --       --         --       --
Variable Accumulation Unit Value...  $   --   $   --    $    --   $   --
Total Return.......................      --       --         --       --
Investment Income Ratio............      --       --         --       --

SERIES II POLICIES(b)
Net Assets.........................  $   --   $   --    $    --   $   --
Units Outstanding..................      --       --         --       --
Variable Accumulation Unit Value...  $   --   $   --    $    --   $   --
Total Return.......................      --       --         --       --
Investment Income Ratio............      --       --         --       --

SERIES III POLICIES(c)
Net Assets.........................  $1,072   $1,477    $   804   $  664
Units Outstanding..................     176      253        185       72
Variable Accumulation Unit Value...  $ 6.11   $ 5.84    $  4.34   $ 9.26
Total Return.......................    4.6%    34.7%     (53.2%)   (7.4%)
Investment Income Ratio............    2.8%     1.6%       0.8%       --


Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                          ALGER                              ALGER
                        SMALL CAP                           SMID CAP
                         GROWTH                              GROWTH
                       PORTFOLIO--                        PORTFOLIO--
                    CLASS I-2 SHARES                    CLASS I-2 SHARES
      --------------------------------------------  -----------------------
       2010    2009     2008      2007      2006     2010    2009     2008
      ---------------------------------------------------------------------

      $   --  $   --   $    --   $   28    $   24   $   --  $   --  $    --
          --      --        --        2         2       --      --       --
      $   --  $   --   $    --   $14.89    $12.79   $   --  $   --  $    --
          --      --    (13.8%)   16.4%     19.2%       --      --       --
          --      --        --       --        --       --      --       --


      $   --  $   --   $    --   $   --    $   --   $   --  $   --  $    --
          --      --        --       --        --       --      --       --
      $   --  $   --   $    --   $   --    $   --   $   --  $   --  $    --
          --      --        --       --        --       --      --       --
          --      --        --       --        --       --      --       --


      $  619  $  834   $   804   $2,255    $1,950   $   67  $   27  $     6
          36      62        86      129       131        7       3        1
      $16.97  $13.54   $  9.31   $17.43    $14.86   $ 9.69  $ 7.84  $  5.37
       25.3%   45.5%    (46.6%)   17.2%     20.1%    23.7%   45.9%   (46.3%)
          --      --        --       --        --       --      --       --





            ALLIANCEBERNSTEIN
              VPS SMALL/MID
                CAP VALUE                         AMERICAN CENTURY(R)
               PORTFOLIO--                            VP VALUE--
              CLASS A SHARES                           CLASS II
      -----------------------------  --------------------------------------------
       2010    2009     2008   2007   2010    2009     2008      2007      2006
      ---------------------------------------------------------------------------

      $   --  $   --  $    --   $--  $   --  $   --   $    --   $   --    $   --
          --      --       --    --      --      --        --       --        --
      $   --  $   --  $    --   $--  $   --  $   --   $    --   $   --    $   --
          --      --       --    --      --      --        --       --        --
          --      --       --    --      --      --        --       --        --


      $   --  $   --  $    --   $--  $  550  $  435   $   317   $  380    $  349

          --      --       --    --      44      39        34       30        26

      $   --  $   --  $    --   $--  $12.56  $11.14   $  9.33   $12.77    $13.52
          --      --       --    --   12.8%   19.4%    (27.0%)   (5.5%)    18.2%
          --      --       --    --    2.1%    5.3%      2.2%     1.4%      1.1%



      $2,267  $1,377  $   114   $--  $  952  $  512   $   224   $  882    $  227
         185     143       17    --      82      50        26       75        18
      $12.24  $ 9.64  $  6.75   $--  $11.57  $10.24   $  8.55   $11.68    $12.34
       26.9%   42.9%   (32.5%)   --   13.0%   19.7%    (26.8%)   (5.3%)    18.5%
        0.4%    0.2%     0.5%    --    2.2%    4.6%      2.4%     1.4%      0.6%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------







                                                   AMERICAN FUNDS
                                                  ASSET ALLOCATION
                                                       FUND--
                                                   CLASS 2 SHARES
                                     -----------------------------------------
                                      2010    2009     2008    2007     2006
                                     -----------------------------------------
SERIES I POLICIES(a)
Net Assets.........................  $   --  $   --  $    --  $   --  $     --
Units Outstanding..................      --      --       --      --        --
Variable Accumulation Unit Value...  $   --  $   --  $    --  $   --       $--
Total Return.......................      --      --       --      --        --
Investment Income Ratio............      --      --       --      --        --

SERIES II POLICIES(b)
Net Assets.........................  $   --  $   --  $    --  $   --       $--
Units Outstanding..................      --      --       --      --        --
Variable Accumulation Unit Value...  $   --  $   --  $    --  $   --       $--
Total Return.......................      --      --       --      --        --
Investment Income Ratio............      --      --       --      --        --

SERIES III POLICIES(c)
Net Assets.........................  $  433  $1,029  $   128  $  178       $--
Units Outstanding..................      41     110       17      17        --
Variable Accumulation Unit Value...  $10.53  $ 9.36  $  7.55  $10.71       $--
Total Return.......................   12.5%   24.0%   (29.5%)   7.1%        --
Investment Income Ratio............    1.2%    3.3%     3.4%    2.3%        --






                                                   AMERICAN FUNDS
                                                    GROWTH FUND--
                                                   CLASS 2 SHARES
                                     ------------------------------------------
                                      2010     2009     2008    2007     2006
                                     ------------------------------------------


SERIES I POLICIES(a)
Net Assets.........................  $   --  $    --  $    --  $   --  $     --
Units Outstanding..................      --       --       --      --        --
Variable Accumulation Unit Value...  $   --  $    --  $    --  $   --    $   --
Total Return.......................      --       --       --      --        --
Investment Income Ratio............      --       --       --      --        --

SERIES II POLICIES(b)
Net Assets.........................  $   --  $    --  $    95  $   --    $   --
Units Outstanding..................      --       --       17      --        --
Variable Accumulation Unit Value...  $ 5.47  $  4.97  $  5.68  $   --    $   --
Total Return.......................   10.1%   (12.5%)  (43.2%)     --        --
Investment Income Ratio............      --       --     1.3%      --        --

SERIES III POLICIES(c)
Net Assets.........................  $8,378  $ 6,686  $ 1,083  $1,334    $    5
Units Outstanding..................     808      765      173     119         1
Variable Accumulation Unit Value...  $10.37  $  8.74  $  6.27  $11.19    $ 9.96
Total Return.......................   18.7%    39.4%   (44.0%)  12.3%     (0.4%)
Investment Income Ratio............    0.7%     0.9%     1.1%    1.4%        --


Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







      AMERICAN FUNDS              AMERICAN FUNDS
       GLOBAL GROWTH               GLOBAL SMALL
          FUND--              CAPITALIZATION FUND--
      CLASS 1 SHARES              CLASS 2 SHARES
      --------------  -------------------------------------
       2010    2009    2010    2009     2008    2007   2006
      -----------------------------------------------------

      $   --  $   --  $   --  $   --  $    --  $   --   $--
          --      --      --      --       --      --    --
      $   --  $   --  $   --  $   --  $    --  $   --   $--
          --      --      --      --       --      --    --
          --      --      --      --       --      --    --


      $   --  $   --  $   28  $   38  $    46  $   --   $--
          --      --       3       6        9      --    --
      $   --  $   --  $ 8.14  $ 6.67  $  4.88  $   --   $--
          --      --   22.1%   36.5%   (51.2%)     --    --
          --      --    1.6%    0.3%       --      --    --


      $  258  $   --  $  681  $  407  $   120  $  471   $--
          23      --      60      44       21      38    --
      $11.20  $ 9.99  $11.37  $ 9.29  $  5.76  $12.39   $--
       12.0%   (0.1%)  22.4%   61.3%   (53.5%)  23.9%    --
        7.1%      --    1.8%    0.4%       --    2.9%    --






                  AMERICAN FUNDS                         AMERICAN FUNDS
                  GROWTH-INCOME                          INTERNATIONAL
                      FUND--                                 FUND--
                  CLASS 2 SHARES                         CLASS 2 SHARES
      -------------------------------------  -------------------------------------
       2010    2009     2008    2007   2006   2010    2009     2008    2007   2006
      ----------------------------------------------------------------------------

      $   --  $   --  $    --  $   --   $--  $   --  $   --  $    --  $   --   $--
          --      --       --      --    --      --      --       --      --    --
      $   --  $   --  $    --  $   --   $--  $   --  $   --  $    --  $   --   $--
          --      --       --      --    --      --      --       --      --    --
          --      --       --      --    --
          --      --       --      --    --


      $   --  $   --  $    --  $   --   $--  $   --  $   --  $    --  $   --   $--
          --      --       --      --    --      --      --       --      --    --
      $   --  $   --  $    --  $   --   $--  $12.44  $11.64  $ 11.64  $11.64   $--
          --      --       --      --    --    6.9%      --       --      --    --
          --      --       --      --    --
          --      --       --    0.3%    --


      $  450  $  209  $    48  $   33   $--  $9,766  $8,655  $ 4,075  $1,647   $--
          50      26        8       3    --     925     879      592     138    --
      $ 8.94  $ 8.02  $  6.11  $ 9.84   $--  $10.56  $ 9.85  $  6.88  $11.89   $--
       11.4%   31.2%   (37.8%)  (1.6%)   --    7.2%   43.1%   (42.1%)  18.9%    --
        2.2%    1.8%     2.4%    2.8%    --    2.2%    1.7%     2.6%    2.2%    --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                                     CALVERT VP
                                                    SRI BALANCED
                                                     PORTFOLIO
                                     -----------------------------------------
                                      2010    2009     2008     2007     2006
                                     -----------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $   --  $   --  $    --   $   --   $   --
Units Outstanding..................      --      --       --       --       --
Variable Accumulation Unit Value...  $   --  $   --  $    --   $   --   $12.64
Total Return.......................      --      --       --       --     1.8%
Investment Income Ratio............      --      --       --       --       --

SERIES II POLICIES(b)
Net Assets.........................  $   --  $   --  $    --   $   --   $   --
Units Outstanding..................      --      --       --       --       --
Variable Accumulation Unit Value...  $   --  $   --  $    --   $   --   $   --
Total Return.......................      --      --       --       --       --
Investment Income Ratio............      --      --       --       --       --

SERIES III POLICIES(c)
Net Assets.........................  $   14  $   13  $    10   $   16   $   22
Units Outstanding..................       1       1        1        1        2
Variable Accumulation Unit Value...  $12.27  $10.95  $  8.74   $12.72   $12.38
Total Return.......................   12.1%   25.3%   (31.3%)    2.8%     8.8%
Investment Income Ratio............    1.5%    2.2%     2.6%     2.3%     0.3%







                                                    DREYFUS IP
                                                    TECHNOLOGY
                                                     GROWTH--
                                                  INITIAL SHARES
                                     ---------------------------------------
                                      2010    2009     2008    2007    2006
                                     ---------------------------------------


SERIES I POLICIES(a)
Net Assets.........................  $   --  $   --  $    --  $   --  $   --
Units Outstanding..................      --      --       --      --      --
Variable Accumulation Unit Value...  $   --  $   --  $    --  $   --  $   --
Total Return.......................      --      --       --      --      --
Investment Income Ratio............      --      --       --      --      --

SERIES II POLICIES(b)
Net Assets.........................  $   --  $   --  $    --  $   --  $   --
Units Outstanding..................      --      --       --      --      --
Variable Accumulation Unit Value...  $12.51  $ 9.86  $  9.86  $ 9.86  $ 9.86
Total Return.......................   26.9%      --       --      --    0.7%
Investment Income Ratio............      --      --       --      --      --

SERIES III POLICIES(c)
Net Assets.........................  $1,543  $  932  $   531  $  671  $  376
Units Outstanding..................     106      83       75      56      36
Variable Accumulation Unit Value...  $14.52  $11.17  $  7.09  $12.05  $10.50
Total Return.......................   29.9%   57.7%   (41.2%)  14.7%    4.3%
Investment Income Ratio............      --    0.4%       --      --      --



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------





                                                             DELAWARE VIP
                                                         INTERNATIONAL VALUE
                 DAVIS VALUE                               EQUITY SERIES--
                  PORTFOLIO                                 STANDARD CLASS
---------------------------------------------  ---------------------------------------
       2010    2009     2008    2007    2006    2010     2009     2008     2007   2006
--------------------------------------------------------------------------------------


      $   --  $   --  $    --  $   --  $   --  $   --   $  --   $    --   $   --   $--
          --      --       --      --      --      --      --        --       --    --
      $   --  $   --  $    --  $   --  $   --  $   --   $  --   $    --   $   --   $--
          --      --       --      --      --      --      --        --       --    --
          --      --       --      --      --      --      --        --       --    --


      $   --  $   --  $    --  $  151  $  143  $   --   $  --   $    --   $   --   $--
          --      --       --      14      13      --      --        --       --    --
      $11.35  $10.73  $ 10.73  $10.97  $11.31  $   --   $  --   $    --   $   --   $--
        5.8%    0.0%    (2.2%)  (3.0%)  14.7%      --      --        --       --    --
          --      --       --    3.1%    0.6%      --      --        --       --    --


      $1,162  $1,354  $ 1,070  $1,783  $  315  $  936   $   3   $    --   $  403   $--
         111     146      151     150      28     131       1        --       38    --
      $10.47  $ 9.28  $  7.08  $11.86  $11.34  $ 7.17   $6.46   $  6.10   $10.59   $--
       12.8%   31.2%   (40.3%)   4.6%   15.0%   10.9%    6.0%    (42.4%)    5.9%    --
        1.1%    0.9%     0.9%    1.4%    1.1%    4.8%    4.5%      2.4%     2.0%    --




                                                                       DWS
                      DREYFUS VIF                                     DREMAN
                     OPPORTUNISTIC                                SMALL MID CAP
                      SMALL CAP--                                  VALUE VIP--
                    INITIAL SHARES                                CLASS A SHARES
------------------------------------------------------  ---------------------------------
        2010      2009      2008      2007      2006      2010     2009     2008    2007
-----------------------------------------------------------------------------------------


       $   --    $   --    $    --   $    --   $   --    $   --   $   --  $    --  $   --
           --        --         --        --       --        --       --       --      --
       $   --    $   --    $    --   $    --   $   --    $   --   $   --  $    --  $   --
           --        --         --        --       --        --       --       --      --
           --        --         --        --       --        --       --       --      --


       $   --    $   --    $    --   $    --   $   --    $   --   $   --  $    --  $   --
           --        --         --        --       --        --       --       --      --
       $12.54    $10.90    $ 10.90   $ 10.90   $10.90    $   --   $   --  $    --  $   --
        15.0%        --         --        --    (6.5%)       --       --       --      --
           --        --         --        --     0.6%        --       --       --      --


       $   17    $   13    $    11   $    19   $   35    $1,899   $  969  $   861  $1,220
            2         2          2         2        3       192      121      139     131
       $10.36    $ 7.90    $  6.27   $ 10.05   $11.30    $ 9.88   $ 8.03  $  6.19  $ 9.29
        31.1%     26.0%     (37.6%)   (11.1%)    3.7%     23.1%    29.7%   (33.4%)  (7.1%)
         0.7%      1.6%       0.9%      0.7%     0.5%      1.3%     2.4%     1.7%      --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                                DWS GLOBAL
                                               OPPORTUNITIES
                                                   VIP--
                                              CLASS A SHARES
                                     --------------------------------
                                      2010     2009      2008    2007
                                     --------------------------------


SERIES I POLICIES(a)
Net Assets.........................  $   --   $   --    $    --   $--
Units Outstanding..................      --       --         --    --
Variable Accumulation Unit Value...  $   --   $   --    $    --   $--
Total Return.......................      --       --         --    --
Investment Income Ratio............      --       --         --    --

SERIES II POLICIES(b)
Net Assets.........................  $   --   $   --    $    --   $--
Units Outstanding..................      --       --         --    --
Variable Accumulation Unit Value...  $   --   $   --    $    --   $--
Total Return.......................      --       --         --    --
Investment Income Ratio............      --       --         --    --

SERIES III POLICIES(c)
Net Assets.........................  $    4   $    2    $    11   $--
Units Outstanding..................      --       --          2    --
Variable Accumulation Unit Value...  $ 9.83   $ 7.76    $  5.24   $--
Total Return.......................   26.6%    48.2%     (47.6%)   --
Investment Income Ratio............    0.4%     2.5%         --    --





                                                    FIDELITY(R) VIP
                                                    EQUITY-INCOME--
                                                     INITIAL CLASS
                                     --------------------------------------------
                                      2010     2009      2008      2007     2006
                                     --------------------------------------------


SERIES I POLICIES(a)
Net Assets.........................  $    1   $    3    $     3   $   59   $   60
Units Outstanding..................      --       --         --        4        4
Variable Accumulation Unit Value...  $13.51   $11.77    $  9.07   $15.87   $15.74
Total Return.......................   14.8%    29.8%     (42.8%)    0.8%    19.4%
Investment Income Ratio............    0.6%     2.2%       0.8%     1.8%     2.5%

SERIES II POLICIES(b)
Net Assets.........................  $    3   $   13    $     6   $   11   $   --
Units Outstanding..................      --        1          1        1       --
Variable Accumulation Unit Value...  $14.69   $12.79    $  9.85   $17.21   $16.97
Total Return.......................   14.9%    29.9%     (42.8%)    1.4%     8.2%
Investment Income Ratio............    0.7%       --         --       --     2.5%

SERIES III POLICIES(c)
Net Assets.........................  $4,201   $4,221    $ 4,568   $9,198   $8,274
Units Outstanding..................     349      404        570      658      514
Variable Accumulation Unit Value...  $12.02   $10.44    $  8.02   $13.98   $13.77
Total Return.......................   15.1%    30.2%     (42.7%)    1.5%    20.2%
Investment Income Ratio............    1.9%     2.0%       2.5%     2.0%     3.5%


Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                          DWS                                   FIDELITY(R) VIP
                 SMALL CAP INDEX VIP--                          CONTRAFUND(R)--
                    CLASS A SHARES                               INITIAL CLASS
      ------------------------------------------  -------------------------------------------
       2010     2009     2008     2007     2006     2010     2009     2008     2007     2006
      ---------------------------------------------------------------------------------------


      $   --  $    --  $    --  $    --  $    --  $   156  $   153  $   121  $   306  $   263
          --       --       --       --       --        7        8        9       13       13
      $   --  $    --  $    --  $    --  $    --  $ 21.03  $ 18.00  $ 13.30  $ 23.22  $ 19.88
          --       --       --       --       --    16.9%    35.3%   (42.7%)   16.8%    10.9%
          --       --       --       --       --     1.2%     1.4%     0.9%     1.0%     1.5%


      $   --  $    --  $    75  $   113  $   102  $ 1,152  $ 1,003  $ 1,011  $ 1,790  $ 1,227
          --       --        8        8        7       61       62       85       86       69
      $10.86  $  9.66  $  9.55  $ 14.53  $ 14.85  $ 18.81  $ 16.09  $ 11.88  $ 20.73  $ 17.67
       12.5%     1.1%   (34.3%)   (2.1%)   17.2%    16.9%    35.4%   (42.7%)   17.3%    11.4%
          --     6.4%     1.6%     0.8%     0.6%     1.3%     1.4%     1.0%     1.1%     1.2%


      $9,215  $14,482  $ 9,454  $14,260  $24,980  $25,353  $22,805  $16,770  $19,399  $11,897
         648    1,287    1,065    1,057    1,816    1,629    1,718    1,716    1,140      822
      $14.22  $ 11.25  $  8.89  $ 13.49  $ 13.75  $ 15.56  $ 13.28  $  9.78  $ 17.02  $ 14.47
       26.4%    26.6%   (34.1%)   (1.9%)   17.5%    17.2%    35.7%   (42.5%)   17.6%    11.7%
        0.7%     1.7%     1.6%     0.9%     0.4%     1.3%     1.4%     1.2%     1.1%     1.5%




                       FIDELITY(R) VIP                                   FIDELITY(R) VIP
                        FREEDOM 2010                                       FREEDOM 2020
                         PORTFOLIO--                                       PORTFOLIO--
                        INITIAL CLASS                                     INITIAL CLASS
      ------------------------------------------------  -------------------------------------------------
        2010      2009      2008      2007      2006      2010      2009       2008       2007      2006
      ---------------------------------------------------------------------------------------------------


       $   --    $   --    $    --   $   --    $   --   $     --  $     --  $       --  $     --  $    --
           --        --         --       --        --         --        --          --        --       --
       $   --    $   --    $    --   $   --    $   --     $   --    $   --     $    --    $   --   $   --
           --        --         --       --        --         --        --          --        --       --
           --        --         --       --        --         --        --          --        --       --


       $   --    $   --    $    --   $   31    $   --     $    5    $   22     $    11    $   18   $   --
           --        --         --        3        --         --         2           2         2       --
       $10.96    $10.20    $ 10.20   $10.25    $   --     $10.84    $ 9.49     $  7.38    $10.98   $   --
         7.4%        --      (0.4%)    2.5%        --      14.2%     28.7%      (32.8%)     9.8%       --
           --        --         --    14.8%        --       0.5%      3.5%        3.2%      2.5%       --


       $1,814    $1,209    $ 1,049   $  340    $  180     $7,120    $5,111     $ 3,127    $  931   $  177
          144       108        117       28        16        580       477         376        75       16
       $12.59    $11.14    $  8.97   $11.96    $11.01     $12.27    $10.72     $  8.31    $12.33   $11.19
        13.0%     24.3%     (25.1%)    8.7%      9.8%      14.5%     29.0%      (32.6%)    10.2%    12.0%
         3.4%      4.2%       4.5%     2.3%      1.8%       2.4%      4.1%        4.7%      3.8%     1.8%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                                                    FIDELI-
                                                                                   TY(R) VIP
                                                                                    FREEDOM
                                                                                      2040
                                                    FIDELITY(R) VIP                 PORTFO-
                                                     FREEDOM 2030                    LIO--
                                                      PORTFOLIO--                   INITIAL
                                                     INITIAL CLASS                   SHARES
                                     --------------------------------------------  ---------
                                      2010    2009     2008      2007      2006       2010
                                     -------------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $   --  $   --   $    --   $   --    $   --     $   --
Units Outstanding..................      --      --        --       --        --         --
Variable Accumulation Unit Value...  $   --  $   --   $    --   $   --    $   --     $   --
Total Return.......................      --      --        --       --        --         --
Investment Income Ratio............      --      --        --       --        --         --


SERIES II POLICIES(b)
Net Assets.........................  $   --  $   --   $    --   $   --    $   --     $   --
Units Outstanding..................      --      --        --       --        --         --
Variable Accumulation Unit Value...  $   --  $   --   $    --   $   --    $   --     $   --
Total Return.......................      --      --        --       --        --         --
Investment Income Ratio............      --      --        --       --        --         --


SERIES III POLICIES(c)
Net Assets.........................  $4,422  $4,089   $ 1,872   $  644    $  230     $    7
Units Outstanding..................     380     408       246       52        21          1
Variable Accumulation Unit Value...  $11.64  $10.03   $  7.61   $12.29    $11.04     $11.95
Total Return.......................   16.1%   31.7%    (38.0%)   11.4%     10.4%      19.5%
Investment Income Ratio............    2.0%    2.7%      4.2%     1.8%      4.1%       0.1%







                                                 FIDELITY(R) VIP
                                             INVESTMENT GRADE BOND--
                                                  INITIAL CLASS
                                     --------------------------------------
                                      2010    2009    2008    2007    2006
                                     --------------------------------------
SERIES I POLICIES(a)
Net Assets.........................  $   --  $   --  $   --  $   --  $   --
Units Outstanding..................      --      --      --      --      --
Variable Accumulation Unit Value...  $   --  $   --  $   --  $   --  $   --
Total Return.......................      --      --      --      --      --
Investment Income Ratio............      --      --      --      --      --

SERIES II POLICIES(b)
Net Assets.........................  $1,458  $1,301  $1,904  $2,001  $1,653
Units Outstanding..................      93      89     151     153     131
Variable Accumulation Unit Value...  $15.70  $14.60  $12.65  $13.11  $12.59
Total Return.......................    7.5%   15.4%   (3.5%)   4.1%    4.1%
Investment Income Ratio............    3.7%   10.3%    4.2%    4.1%    3.4%

SERIES III POLICIES(c)
Net Assets.........................  $9,453  $7,987  $5,070  $4,516  $2,444
Units Outstanding..................     678     619     456     392     221
Variable Accumulation Unit Value...  $13.90  $12.90  $11.14  $11.52  $11.04
Total Return.......................    7.8%   15.7%   (3.2%)   4.3%    4.3%
Investment Income Ratio............    3.7%    8.3%    3.9%    3.7%    2.8%



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                       FIDELITY(R) VIP                                 FIDELITY(R) VIP
                          GROWTH--                                       INDEX 500--
                        INITIAL CLASS                                   INITIAL CLASS
      ------------------------------------------------  --------------------------------------------
        2010      2009      2008      2007      2006      2010      2009     2008     2007     2006
      ----------------------------------------------------------------------------------------------


       $   --    $   --    $    --   $   --    $   --    $    --  $    --  $    --  $    --  $    --
           --        --         --       --        --         --       --       --       --       --
       $   --    $   --    $    --   $   --    $   --    $    --  $    --  $    --  $    --  $    --
           --        --         --       --        --         --       --       --       --       --
           --        --         --       --        --         --       --       --       --       --


       $   15    $   59    $    46   $  244    $   71    $   162  $   143  $   247  $   336  $ 1,519
            1         6          6       16         6         10       11       23       20       94
       $12.35    $ 9.97    $  7.79   $14.79    $11.67    $ 15.40  $ 13.42  $ 10.63  $ 16.91  $ 16.08
        23.9%     28.0%     (47.3%)   26.6%      6.6%      14.7%    26.3%   (37.2%)    5.2%    15.4%
         0.1%      0.5%       0.5%     0.8%      0.6%       2.0%     2.2%     2.6%     3.1%     1.3%


       $  943    $  775    $ 1,720   $3,823    $2,568    $43,498  $33,360  $24,421  $32,904  $26,736
           78        80        230      268       229      3,447    3,042    2,817    2,392    2,049
       $11.98    $ 9.65    $  7.52   $14.23    $11.21    $ 12.62  $ 10.97  $  8.67  $ 13.75  $ 13.04
        24.2%     28.3%     (47.2%)   27.0%      6.9%      15.0%    26.6%   (37.0%)    5.4%    15.7%
         0.3%      0.4%       0.8%     0.8%      0.6%       2.1%     2.7%     2.3%     3.5%     1.3%





                      FIDELITY(R) VIP                 FIDELITY(R) VIP
                         MID-CAP--                     MONEY MARKET--
                       INITIAL CLASS                   INITIAL CLASS
      ----------------------------------------------  ---------------
        2010     2009     2008      2007      2006      2010    2009
      ---------------------------------------------------------------


      $    --  $    --   $    --   $    --   $    --  $    --  $   --
           --       --        --        --        --       --      --
      $    --  $    --   $    --   $    --   $    --  $    --  $   --
           --       --        --        --        --       --      --
           --       --        --        --        --       --      --



      $   891  $   669   $   468   $ 1,152   $ 1,196  $    --  $   --
           36       35        34        51        61       --      --
      $ 24.70  $ 19.22   $ 13.76   $ 22.77   $ 19.74  $    --  $   --

        28.5%    39.7%    (39.6%)    15.3%     12.4%       --      --
         0.4%     0.7%      0.5%      0.9%      0.3%       --      --


      $33,624  $20,074   $13,908   $22,201   $17,242  $17,051  $8,630
        1,721    1,324     1,284     1,242     1,115    1,698     862
      $ 19.54  $ 15.16   $ 10.82   $ 17.87   $ 15.46  $ 10.04  $10.02
        28.8%    40.1%    (39.4%)    15.6%     12.7%     0.2%    0.2%
         0.4%     0.7%      0.5%      0.9%      0.3%     0.2%    0.3%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                  FIDELITY(R) VIP
                                                     OVERSEAS--
                                                   INITIAL CLASS
                                     -----------------------------------------
                                      2010    2009     2008     2007     2006
                                     -----------------------------------------


SERIES I POLICIES(a)
Net Assets.........................  $   --  $   --  $    --  $    --  $    --
Units Outstanding..................      --      --       --       --       --
Variable Accumulation Unit Value...  $   --  $   --  $    --  $    --  $    --
Total Return.......................      --      --       --       --       --
Investment Income Ratio............      --      --       --       --       --

SERIES II POLICIES(b)
Net Assets.........................  $   84  $   35  $   147  $   156  $    --
Units Outstanding..................       8       4       17       10       --
Variable Accumulation Unit Value...  $11.02  $ 9.76  $  8.74  $ 15.59  $ 15.82
Total Return.......................   12.8%   11.7%   (43.9%)   (1.5%)    8.9%
Investment Income Ratio............    2.1%    1.9%     3.6%     7.7%     1.4%

SERIES III POLICIES(c)
Net Assets.........................  $9,470  $9,096  $ 7,991  $13,500  $14,042
Units Outstanding..................     682     741      824      783      955
Variable Accumulation Unit Value...  $13.87  $12.26  $  9.69  $ 17.25  $ 14.70
Total Return.......................   13.1%   26.5%   (43.8%)   17.3%    18.1%
Investment Income Ratio............    1.4%    2.2%     2.6%     3.0%     0.4%






                                                   INVESCO V.I. GLOBAL
                                                   REAL ESTATE FUND--
                                                     SERIES I SHARES
                                     ----------------------------------------------
                                      2010     2009      2008      2007      2006
                                     ----------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $   --   $   --    $    --   $   --    $   --
Units Outstanding..................      --       --         --       --        --
Variable Accumulation Unit Value...  $   --   $   --    $    --   $   --    $   --
Total Return.......................      --       --         --       --        --
Investment Income Ratio............      --       --         --       --        --

SERIES II POLICIES(b)
Net Assets.........................  $   70   $  105    $    67   $   16    $   75
Units Outstanding..................       8       14         12        2         7
Variable Accumulation Unit Value...  $ 8.85   $ 7.55    $  5.75   $10.42    $11.06
Total Return.......................   17.2%    31.2%     (44.8%)   (5.8%)    10.6%
Investment Income Ratio............    4.1%       --      12.8%     1.0%      8.0%

SERIES III POLICIES(c)
Net Assets.........................  $2,288   $1,020    $   655   $1,197    $5,505
Units Outstanding..................     229      120        101      102       445
Variable Accumulation Unit Value...  $10.01   $ 8.52    $  6.48   $11.70    $12.38
Total Return.......................   17.5%    31.5%     (44.6%)   (5.5%)    23.8%
Investment Income Ratio............    5.0%       --       7.1%     2.3%      4.0%


Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                FIDELITY(R) VIP                         FIDELITY(R) VIP
                VALUE LEADERS--                        VALUE STRATEGIES--
                 INITIAL CLASS                          SERVICE CLASS 2
      ----------------------------------  -------------------------------------------
       2010    2009     2008      2007     2010     2009      2008    2007     2006
      -------------------------------------------------------------------------------


      $   --  $   --   $   --    $   --   $   --   $   --   $    --  $   --   $   --
          --      --       --        --       --       --        --      --       --
      $   --  $   --   $   --       $--   $   --   $   --   $    --  $   --   $   --
          --      --       --        --       --       --        --      --       --
          --      --       --        --       --       --        --      --       --


      $   --  $   --   $   --       $--   $   --   $   --   $    --  $   --   $   --
          --      --       --        --       --       --        --      --       --
      $   --  $   --   $   --       $--   $   --   $   --   $    --  $   --   $   --
          --      --       --        --       --       --        --      --       --
          --      --       --        --       --       --        --      --       --


      $    5  $   22   $   --       $--   $  327   $  181   $   187  $  432   $  255
          --       2       --        --       23       16        26      29       18
      $14.02  $12.75   $ 9.96       $--   $14.40   $11.40   $  7.25  $14.89   $14.12
       10.0%   27.9%    (0.4%)       --    26.3%    57.2%    (51.3%)   5.4%    16.0%
        1.4%    2.9%     2.4%        --     0.4%     0.4%      0.5%    0.7%     0.3%





                       INVESCO V.I.                      INVESCO V.I.
                       INTERNATIONAL                        MID CAP
                       GROWTH FUND--                  CORE EQUITY FUND--
                      SERIES I SHARES                   SERIES I SHARES
      ----------------------------------------------  ------------------
       2010    2009     2008      2007       2006            2010
      ------------------------------------------------------------------


      $   --  $   --   $    --   $   --     $   --          $   --
          --      --        --       --         --              --
      $   --  $   --   $    --   $   --     $   --          $   --
          --      --        --       --         --              --
          --      --        --       --         --
          --


      $   --  $   --   $    --   $   --     $   --          $   --
          --      --        --       --         --              --
      $   --  $   --   $    --   $   --     $   --          $   --
          --      --        --       --         --              --
          --      --        --       --         --
          --


      $8,318  $5,666   $ 3,366   $4,552     $   30          $   99
         677     520       418      337          3               9
      $12.29  $10.89   $  8.05   $13.50     $11.77          $10.87
       12.9%   35.2%    (40.4%)   14.7%      16.7%            8.7%
        2.6%    1.7%      0.6%       --       2.3%            0.9%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                       INVESCO VAN
                                       KAMPEN V.I.
                                         MID CAP
                                      VALUE FUND--                    JANUS ASPEN
                                        SERIES I                 BALANCED PORTFOLIO--
                                         SHARES                  INSTITUTIONAL SHARES
                                     --------------  --------------------------------------------
                                      2010    2009     2010    2009     2008     2007      2006
                                     ------------------------------------------------------------


SERIES I POLICIES(a)
Net Assets.........................  $   --  $   --  $10,229  $9,772  $ 8,303   $10,243   $9,579
Units Outstanding..................      --      --      442     456      486       503      517
Variable Accumulation Unit Value...  $   --  $   --  $ 23.15  $21.42  $ 17.07   $ 20.35   $18.54
Total Return.......................      --      --     8.1%   25.5%   (16.1%)     9.8%     9.9%
Investment Income Ratio............      --      --     2.9%    3.0%     2.7%      2.6%     2.1%

SERIES II POLICIES(b)
Net Assets.........................  $   --  $   --  $ 1,773  $1,728  $ 1,796   $ 1,994   $1,623
Units Outstanding..................      --      --      103     109      142       133      119
Variable Accumulation Unit Value...  $   --  $   --  $ 17.15  $15.86  $ 12.63   $ 15.04   $13.64
Total Return.......................      --      --     8.1%   25.6%   (16.0%)    10.3%    10.4%
Investment Income Ratio............      --      --     2.8%    2.8%     2.8%      2.6%     2.3%

SERIES III POLICIES(c)
Net Assets.........................  $1,152  $  147  $ 7,339  $5,014  $ 4,622   $ 4,650   $1,928
Units Outstanding..................      56       9      455     337      391       331      152
Variable Accumulation Unit Value...  $20.48  $16.75  $ 16.11  $14.87  $ 11.81   $ 14.03   $12.69
Total Return.......................   22.2%   67.5%     8.4%   25.9%   (15.8%)    10.5%    10.7%
Investment Income Ratio............    0.5%    1.4%     2.9%    2.7%     2.8%      2.7%     2.2%





                                                   JANUS ASPEN
                                              WORLDWIDE PORTFOLIO--
                                               INSTITUTIONAL SHARES
                                     ---------------------------------------
                                      2010    2009     2008    2007    2006
                                     ---------------------------------------


SERIES I POLICIES(a)
Net Assets.........................  $  165  $  172  $   158  $  296  $  276
Units Outstanding..................      13      16       20      20      21
Variable Accumulation Unit Value...  $12.72  $11.02  $  8.02  $14.55  $13.37
Total Return.......................   15.5%   37.3%   (44.8%)   8.9%   17.4%
Investment Income Ratio............    0.6%    1.4%     1.2%    0.8%    1.7%

SERIES II POLICIES(b)
Net Assets.........................  $   --  $   --  $    --  $   --  $   --
Units Outstanding..................      --      --       --      --      --
Variable Accumulation Unit Value...  $11.35  $10.53  $ 10.53  $10.53  $10.53
Total Return.......................    7.8%      --       --      --   (2.4%)
Investment Income Ratio............      --      --       --      --    2.2%

SERIES III POLICIES(c)
Net Assets.........................  $  586  $1,095  $   370  $  749  $  599
Units Outstanding..................      50     108       50      56      49
Variable Accumulation Unit Value...  $11.79  $10.18  $  7.39  $13.36  $12.18
Total Return.......................   15.8%   37.7%   (44.7%)   9.6%   18.2%
Investment Income Ratio............    0.6%    1.8%     1.2%    0.8%    2.0%


Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                    JANUS ASPEN                               JANUS ASPEN
               ENTERPRISE PORTFOLIO--                      FORTY PORTFOLIO--
                INSTITUTIONAL SHARES                     INSTITUTIONAL SHARES
      ---------------------------------------  ----------------------------------------
       2010    2009     2008    2007    2006     2010    2009     2008    2007    2006
      ---------------------------------------------------------------------------------


      $   --  $   --  $    --  $   --  $   --  $    --  $   --  $    --  $   --  $   --
          --      --       --      --      --       --      --       --      --      --
      $   --  $   --  $    --  $   --  $   --  $    --  $   --  $    --  $   --  $   --
          --      --       --      --      --       --      --       --      --      --
          --      --       --      --      --       --      --       --      --      --


      $   --  $   --  $    --  $   --  $   --  $    --  $   --  $    --  $   --  $   --
          --      --       --      --      --       --      --       --      --      --
      $   --  $   --  $    --  $   --  $   --  $    --  $   --  $    --  $   --  $   --
          --      --       --      --      --       --      --       --      --      --
          --      --       --      --      --       --      --       --      --      --


      $6,722  $7,103  $ 5,755  $7,998  $5,191  $10,123  $6,695  $ 5,270  $7,521  $4,077
         376     500      586     458     363      756     534      615     490     364
      $17.89  $14.22  $  9.82  $17.44  $14.29  $ 13.38  $12.53  $  8.56  $15.33  $11.19
       25.8%   44.8%   (43.7%)  22.0%   13.6%     6.7%   46.3%   (44.1%)  37.0%    9.3%
        0.1%      --     0.3%    0.2%      --     0.4%    0.0%     0.1%    0.4%    0.5%




                                                              LORD ABBETT
                 LAZARD RETIREMENT                           SERIES FUND--
          INTERNATIONAL EQUITY PORTFOLIO--                   MID-CAP VALUE
                   SERVICE SHARES                              PORTFOLIO
      ---------------------------------------  -----------------------------------------
       2010    2009     2008    2007    2006    2010    2009     2008     2007     2006
      ----------------------------------------------------------------------------------


      $   --  $   --  $    --  $   --  $   --  $   --  $   --  $    --  $    --  $    --
          --      --       --      --      --      --      --       --       --       --
      $   --  $   --  $    --  $   --  $   --  $   --  $   --  $    --  $    --  $    --
          --      --       --      --      --      --      --       --       --       --
          --      --       --      --      --      --      --       --       --       --


      $  122  $  178  $   130  $   --  $   --  $   38  $   31  $   123  $   188  $   166
          12      19       17      --      --       2       2       11       10        9
      $ 9.99  $ 9.38  $  7.75  $10.55  $   --  $17.30  $13.83  $ 10.95  $ 18.10  $ 18.03
        6.5%   21.2%   (26.6%)   5.5%      --   25.1%   26.3%   (39.5%)    0.3%    12.0%
        1.1%    2.8%     3.2%    2.1%      --    0.4%    0.2%     1.4%     0.5%     0.1%


      $3,623  $2,740  $ 1,599  $3,086  $2,291  $5,613  $4,235  $ 4,685  $13,379  $11,906
         301     243      172     209     172     412     390      548      945      846
      $12.05  $11.29  $  9.30  $14.76  $13.32  $13.63  $10.87  $  8.58  $ 14.15  $ 14.07
        6.7%   21.5%   (37.0%)  10.8%   22.5%   25.4%   26.6%   (39.4%)    0.6%    12.2%
        1.5%    3.1%     1.0%    2.7%    1.4%    0.5%    0.5%     1.1%     0.5%     0.6%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------





                                                LVIP BARON GROWTH
                                               OPPORTUNITIES FUND--
                                                  SERVICE CLASS
                                     ---------------------------------------
                                      2010    2009     2008    2007    2006
                                     ---------------------------------------
SERIES I POLICIES(a)
Net Assets.........................  $   --  $   --  $    --  $   --  $   --
Units Outstanding..................      --      --       --      --      --
Variable Accumulation Unit Value...  $   --  $   --  $    --  $   --  $   --
Total Return.......................      --      --       --      --      --
Investment Income Ratio............      --      --       --      --      --

SERIES II POLICIES(b)
Net Assets.........................  $   60  $   34  $    96  $  144  $   71
Units Outstanding..................       6       4       15      13       7
Variable Accumulation Unit Value...  $ 9.68  $ 7.68  $  6.60  $10.86  $10.53
Total Return.......................   26.1%   16.4%   (39.3%)   3.1%    5.3%
Investment Income Ratio............      --      --       --      --      --

SERIES III POLICIES(c)
Net Assets.........................  $3,625  $2,559  $ 1,885  $2,685  $  788
Units Outstanding..................     284     253      258     224      68
Variable Accumulation Unit Value...  $12.76  $10.09  $  7.30  $11.99  $11.59
Total Return.......................   26.4%   38.3%   (39.1%)   3.4%   15.5%
Investment Income Ratio............      --      --       --      --      --





                                                      MFS(R)
                                                UTILITIES SERIES--
                                                  INITIAL CLASS
                                     ---------------------------------------
                                      2010    2009     2008    2007    2006
                                     ---------------------------------------
SERIES I POLICIES(a)
Net Assets.........................  $   --  $   --  $    --  $   --  $   --
Units Outstanding..................      --      --       --      --      --
Variable Accumulation Unit Value...  $   --  $   --  $    --  $   --  $   --
Total Return.......................      --      --       --      --      --
Investment Income Ratio............      --      --       --      --      --

SERIES II POLICIES(b)
Net Assets.........................  $   71  $  119  $    73  $   28  $   --
Units Outstanding..................       4       8        7       2      --
Variable Accumulation Unit Value...  $16.36  $14.41  $ 10.85  $17.45  $13.64
Total Return.......................   13.5%   32.9%   (37.8%)  27.9%    5.6%
Investment Income Ratio............    3.7%    4.7%     0.6%    1.3%    4.3%

SERIES III POLICIES(c)
Net Assets.........................  $1,910  $1,632  $   973  $1,258  $  621
Units Outstanding..................     105     102       81      65      41
Variable Accumulation Unit Value...  $18.22  $16.01  $ 12.02  $19.28  $15.08
Total Return.......................   13.8%   33.2%   (37.7%)  27.9%   31.3%
Investment Income Ratio............    2.9%    4.4%     1.5%    0.8%    0.4%


Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------





                  MFS(R) INVESTORS                              MFS(R)
                   TRUST SERIES--                       NEW DISCOVERY SERIES--
                   INITIAL CLASS                            INITIAL CLASS
      ---------------------------------------  ---------------------------------------
       2010    2009     2008    2007    2006    2010    2009     2008    2007    2006
      --------------------------------------------------------------------------------

      $   --  $   --  $    --  $   --  $   --  $   --  $   --  $    --  $   --  $   --
          --      --       --      --      --      --      --       --      --      --
      $   --  $   --  $    --  $   --  $   --  $   --  $   --  $    --  $   --  $   --
          --      --       --      --      --      --      --       --      --      --
          --      --       --      --      --      --      --       --      --      --


      $   88  $   81  $   137  $  210  $  194  $   --  $   --  $    --  $   --  $   --
           5       6       12      12      12      --      --       --      --      --
      $16.00  $14.44  $ 11.41  $17.09  $15.54  $   --  $   --  $    --  $   --  $   --
       10.8%   26.6%   (33.2%)  10.0%   12.7%      --      --       --      --      --
        1.2%    2.6%     0.8%    0.8%    0.5%      --      --       --      --      --


      $   --  $   --  $    --  $   --  $   --  $   10  $    8  $     5  $    9  $   15
          --      --       --      --      --       1       1        1       1       1
      $   --  $   --  $    --  $   --  $   --  $16.39  $12.02  $  7.37  $12.14  $11.84
          --      --       --      --      --   36.3%   63.2%   (39.3%)   2.5%   13.2%
          --      --       --      --      --      --      --       --      --      --





          MFS(R)                NEUBERGER                 OPPENHEIMER CAPITAL
          VALUES           BERMAN AMT PARTNERS               APPRECIATION
         SERIES--              PORTFOLIO--                     FUND/VA--
       INITIAL CLASS          CLASS I SHARES              NON-SERVICES SHARES
      --------------  -----------------------------  ----------------------------
       2010    2009    2010    2009     2008   2007   2010   2009     2008   2007
      ---------------------------------------------------------------------------

      $   --  $   --  $   --  $   --  $    --   $--  $  --  $   --  $    --   $--
          --      --      --      --       --    --     --      --       --    --
      $   --  $   --  $   --  $   --  $    --   $--  $  --  $   --  $    --   $--
          --      --      --      --       --    --     --      --       --    --
          --      --      --      --       --    --
          --      --      --      --


      $   --  $   --  $   --  $   --  $    --   $--  $  --  $   --  $    --   $--
          --      --      --      --       --    --     --      --       --    --
      $   --  $   --  $   --  $   --  $    --   $--  $  --  $   --  $    --   $--
          --      --      --      --       --    --     --      --       --    --
          --      --      --      --       --    --     --      --       --    --


      $4,499  $2,198  $  348  $  606  $   288   $--  $  81  $   37  $     1   $--
         337     184      38      77       57    --      8       4       --    --
      $13.33  $11.95  $ 9.15  $ 7.91  $  5.07   $--  $9.65  $ 8.82  $  6.10   $--
       11.5%   19.5%   15.7%   56.1%   (49.3%)   --   9.4%   44.5%   (39.0%)   --
        1.5%    1.2%    0.5%    2.8%     1.0%    --   0.0%    0.2%       --    --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                                                            PIMCO GLOBAL
                                                  OPPENHEIMER                   BOND
                                                   CORE BOND                (UNHEDGED)--
                                                   FUND/VA--               ADMINISTRATIVE
                                              NON-SERVICE SHARES            CLASS SHARES
                                     ------------------------------------  --------------
                                       2010     2009     2008      2007     2010    2009
                                     ----------------------------------------------------
SERIES I POLICIES(a)
Net Assets.........................   $   --   $  --    $    --     $--    $   --  $   --
Units Outstanding..................       --      --         --      --        --      --
Variable Accumulation Unit Value...   $   --   $  --    $    --     $--    $   --  $   --
Total Return.......................       --      --         --      --        --      --
Investment Income Ratio............       --      --         --      --        --      --

SERIES II POLICIES(b)
Net Assets.........................   $   --   $  --    $    --     $--    $   --  $   --
Units Outstanding..................       --      --         --      --        --      --
Variable Accumulation Unit Value...   $   --   $  --    $    --     $--    $   --  $   --
Total Return.......................       --      --         --      --        --      --
Investment Income Ratio............       --      --         --      --        --      --

SERIES III POLICIES(c)
Net Assets.........................   $    1   $   1    $     1     $--    $  721  $   85
Units Outstanding..................       --      --         --      --        57       8
Variable Accumulation Unit Value...   $ 9.13   $8.12    $  7.44     $--    $12.63  $11.31
Total Return.......................    12.4%    9.0%     (25.6%)     --     11.7%   13.1%
Investment Income Ratio............     1.6%      --         --      --      2.6%    3.0%






                                                       PIMCO
                                                   REAL RETURN--
                                            ADMINISTRATIVE CLASS SHARES
                                     ----------------------------------------
                                       2010     2009    2008    2007    2006
                                     ----------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $    --  $    --  $   --  $   --  $   --
Units Outstanding..................       --       --      --      --      --
Variable Accumulation Unit Value...  $    --  $    --  $   --  $   --  $   --
Total Return.......................       --       --      --      --      --
Investment Income Ratio............       --       --      --      --      --

SERIES II POLICIES(b)
Net Assets.........................  $    25  $    55  $    2  $  103  $   90
Units Outstanding..................        2        4      --       9       9
Variable Accumulation Unit Value...  $ 13.51  $ 12.53  $10.61  $11.50  $10.42
Total Return.......................     7.8%    18.1%   (7.8%)  10.4%    0.5%
Investment Income Ratio............     1.5%     3.7%    3.8%    4.7%    4.2%

SERIES III POLICIES(c)
Net Assets.........................  $10,315  $11,006  $5,606  $4,776  $2,622
Units Outstanding..................      749      864     520     412     250
Variable Accumulation Unit Value...  $ 13.72  $ 12.69  $10.72  $11.59  $10.48
Total Return.......................     8.1%    18.4%   (7.5%)  10.7%    0.7%
Investment Income Ratio............     1.4%     3.0%    3.5%    4.6%    4.2%


Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------





                                       PIMCO
           PIMCO                     LONG-TERM
       HIGH YIELD--              U.S. GOVERNMENT--                             PIMCO
      ADMINISTRATIVE              ADMINISTRATIVE                           LOW DURATION--
       CLASS SHARES                CLASS SHARES                     ADMINISTRATIVE CLASS SHARES
      --------------  --------------------------------------  ---------------------------------------
           2010        2010    2009    2008    2007    2006    2010    2009     2008    2007    2006
      -----------------------------------------------------------------------------------------------


          $   --      $   --  $   --  $   --  $   --  $   --  $   --  $   --  $    --  $   --  $   --
              --          --      --      --      --      --      --      --       --      --      --
          $   --      $   --  $   --  $   --  $   --  $   --  $   --  $   --  $    --  $   --  $   --
              --          --      --      --      --      --      --      --       --      --      --
              --          --      --      --      --      --
              --          --      --      --      --


          $   --      $   --  $   --  $   --  $   --  $   --  $   --  $   --  $    --  $   --  $   --
              --          --      --      --      --      --      --      --       --      --      --
          $   --      $   --  $   --  $   --  $   --  $   --  $10.41  $10.12  $ 10.12  $10.12  $10.12
              --          --      --      --      --      --    2.9%      --       --      --    0.5%
              --          --      --      --      --      --
              --          --      --      --    3.9%


          $   --      $  135  $  108  $  100  $   43  $  579  $2,025  $1,892  $ 1,318  $  415  $  264
              --           9       8       7       4      54     151     148      117      37      25
          $10.94      $14.91  $13.35  $13.97  $11.91  $10.64  $13.45  $12.77  $ 11.27  $11.31  $10.54
            9.4%       11.7%   (4.4%)  17.3%   11.9%      --    5.3%   13.3%    (0.4%)   7.4%    4.3%
           33.9%        3.6%    3.7%    3.8%      --    4.0%    1.6%    3.5%     4.0%    4.8%    4.1%






                         PIMCO                                      ROYCE
                     TOTAL RETURN--                         MICRO-CAP PORTFOLIO--
              ADMINISTRATIVE CLASS SHARES                      INVESTMENT CLASS
      -------------------------------------------  ---------------------------------------
        2010     2009     2008     2007     2006    2010    2009     2008    2007    2006
      ------------------------------------------------------------------------------------

      $    --  $    --  $    --  $    --  $    --  $   --  $   --  $    --  $   --  $   --
           --       --       --       --       --      --      --       --      --      --
      $    --  $    --  $    --  $    --  $    --  $   --  $   --  $    --  $   --  $   --
           --       --       --       --       --      --      --       --      --      --
           --       --       --       --       --      --      --       --      --      --


      $    74  $   110  $    --  $    --  $    69  $   62  $   48  $    31  $  338  $  405
            6        9       --       --        7       4       4        4      22      27
      $ 12.98  $ 12.03  $ 10.65  $ 10.65  $ 10.56  $17.78  $13.71  $  8.70  $15.37  $14.82
         7.8%    13.0%       --     0.9%     3.6%   29.6%   57.6%   (43.4%)   3.7%   20.9%
         2.4%     5.2%       --     4.7%     4.4%    2.0%      --     0.9%    1.3%    0.3%


      $44,048  $39,016  $29,834  $24,413  $14,366  $7,509  $2,238  $ 1,567  $3,369  $1,722
        2,847    2,727    2,377    2,039    1,305     416     161      178     218     116
      $ 15.48  $ 14.31  $ 12.55  $ 11.97  $ 11.01  $18.05  $13.89  $  8.79  $15.49  $14.90
         8.1%    14.1%     4.8%     8.8%     3.8%   30.0%   58.0%   (43.3%)   4.0%   21.2%
         2.4%     5.2%     4.4%     4.7%     4.3%    2.4%      --     2.8%    1.7%    0.3%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------







                                                      ROYCE
                                              SMALL-CAP PORTFOLIO--
                                                 INVESTMENT CLASS
                                     ---------------------------------------
                                      2010    2009     2008    2007    2006
                                     ---------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $   --  $   --  $    --  $   --  $   --
Units Outstanding..................      --      --       --      --      --
Variable Accumulation Unit Value...  $   --  $   --  $    --  $   --  $   --
Total Return.......................      --      --       --      --      --
Investment Income Ratio............      --      --       --      --      --

SERIES II POLICIES(b)
Net Assets.........................  $   --  $   --  $    --  $   --  $   --
Units Outstanding..................      --      --       --      --      --
Variable Accumulation Unit Value...  $11.67  $10.50  $ 10.50  $10.50  $10.50
Total Return.......................   11.1%      --       --      --    5.0%
Investment Income Ratio............      --      --       --      --      --

SERIES III POLICIES(c)
Net Assets.........................  $8,634  $7,162  $ 5,087  $3,797  $1,546
Units Outstanding..................     634     634      609     331     132
Variable Accumulation Unit Value...  $13.61  $11.29  $  8.35  $11.47  $11.72
Total Return.......................   20.5%   35.2%   (27.2%)  (2.1%)  15.4%
Investment Income Ratio............    0.1%      --     1.0%    0.1%    0.1%






                                                  T. ROWE PRICE
                                                    INDEX 500
                                                    PORTFOLIO
                                     ---------------------------------------
                                      2010    2009     2008    2007    2006
                                     ---------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $   --  $   --  $    --  $   --  $   --
Units Outstanding..................      --      --       --      --      --
Variable Accumulation Unit Value...  $   --  $   --  $    --  $   --  $   --
Total Return.......................      --      --       --      --      --
Investment Income Ratio............      --      --       --      --      --

SERIES II POLICIES(b)
Net Assets.........................  $   --  $   --  $    --  $   --  $   --
Units Outstanding..................      --      --       --      --      --
Variable Accumulation Unit Value...  $   --  $   --  $    --  $   --  $   --
Total Return.......................      --      --       --      --      --
Investment Income Ratio............      --      --       --      --      --

SERIES III POLICIES(c)
Net Assets.........................  $  214  $  393  $   373  $  442  $  347
Units Outstanding..................      18      39       46      34      28
Variable Accumulation Unit Value...  $11.60  $10.13  $  8.03  $12.82  $12.20
Total Return.......................   14.6%   26.1%   (37.4%)   5.1%   15.4%
Investment Income Ratio............    1.7%    1.9%     2.1%    1.7%    2.4%


Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                    T. ROWE PRICE                              T. ROWE PRICE
                  BLUE CHIP GROWTH                             EQUITY INCOME
                      PORTFOLIO                                  PORTFOLIO
      ----------------------------------------  -------------------------------------------
        2010    2009     2008    2007    2006     2010     2009     2008     2007     2006
      -------------------------------------------------------------------------------------

      $    --  $   --  $    --  $   --  $   --  $   348  $   385  $   405  $   658  $   659
           --      --       --      --      --       22       27       36       37       38
      $    --  $   --  $    --  $   --  $   --  $ 16.13  $ 14.06  $ 11.23  $ 17.64  $ 17.20
           --      --       --      --      --    14.7%    25.2%   (36.3%)    2.5%    18.1%
           --      --       --      --      --     1.9%     2.0%     2.3%     1.7%     1.7%


      $    --  $   --  $    --  $   --  $  141  $   964  $   881  $ 1,078  $ 2,152  $ 1,681
           --      --       --      --      11       69       72      111      141      113
      $ 13.81  $12.64  $ 12.64  $12.64  $12.31  $ 13.98  $ 12.18  $  9.72  $ 15.26  $ 14.81
         9.3%      --       --    2.7%    9.4%    14.7%    25.3%   (36.3%)    3.0%    18.7%
           --      --       --      --    0.2%     1.9%     2.0%     2.3%     1.8%     1.6%


      $12,317  $8,659  $ 6,092  $8,877  $7,222  $21,486  $16,988  $14,562  $20,879  $12,882
          902     738      738     618     567    1,635    1,487    1,604    1,467      934
      $ 13.66  $11.74  $  8.25  $14.36  $12.73  $ 13.14  $ 11.42  $  9.09  $ 14.23  $ 13.78
        16.4%   42.2%   (42.5%)  12.7%    9.7%    15.0%    25.6%   (36.1%)    3.3%    19.0%
           --      --     0.1%    0.5%    0.3%     2.0%     2.0%     2.4%     1.8%     1.6%






                   T. ROWE PRICE                            T. ROWE PRICE
                INTERNATIONAL STOCK                       LIMITED-TERM BOND
                     PORTFOLIO                                PORTFOLIO
      ---------------------------------------  --------------------------------------
       2010    2009     2008    2007    2006    2010    2009    2008    2007    2006
      -------------------------------------------------------------------------------


      $   --  $   --  $    --  $   --  $   --  $   --  $   --  $   --  $   --  $   --
          --      --       --      --      --      --      --      --      --      --
      $   --  $   --  $    --  $   --  $   --  $   --  $   --  $   --  $   --  $   --
          --      --       --      --      --      --      --      --      --      --
          --      --       --      --      --      --      --      --      --      --


      $  615  $  489  $   284  $  477  $  377  $   49  $   52  $  124  $  121  $  101
          40      36       32      27      24       4       4      10      10       9
      $15.51  $13.59  $  8.94  $17.47  $15.50  $13.28  $12.92  $11.96  $11.80  $11.22
       14.2%   52.0%   (48.8%)  12.8%   18.8%    2.8%    8.0%    1.3%    5.2%    3.8%
        1.0%    3.1%     2.4%    1.6%    1.4%    2.8%    3.5%    4.0%    4.3%    4.0%


      $2,297  $1,610  $   736  $1,672  $  905  $3,540  $2,392  $1,862  $1,604  $  873
         147     118       82      96      58     278     194     163     143      82
      $15.61  $13.64  $  8.95  $17.45  $15.44  $12.74  $12.35  $11.41  $11.23  $10.65
       14.5%   52.4%   (48.7%)  13.0%   19.1%    3.1%    8.3%    1.6%    5.5%    4.1%
        1.1%    2.8%     2.0%    1.7%    0.9%    2.8%    3.4%    4.0%    4.2%    3.8%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------







                                                  T. ROWE PRICE
                                                NEW AMERICA GROWTH
                                                    PORTFOLIO
                                     ---------------------------------------
                                      2010    2009     2008    2007    2006
                                     ---------------------------------------
SERIES I POLICIES(a)
Net Assets.........................  $   --  $   --  $    --  $   --  $   --
Units Outstanding..................      --      --       --      --      --
Variable Accumulation Unit Value...  $   --  $   --  $    --  $   --  $   --
Total Return.......................      --      --       --      --      --
Investment Income Ratio............      --      --       --      --      --

SERIES II POLICIES(b)
Net Assets.........................  $   --  $   --  $    --  $  247  $  295
Units Outstanding..................      --      --       --      18      24
Variable Accumulation Unit Value...  $15.69  $14.07  $ 14.07  $13.85  $12.22
Total Return.......................   11.5%      --     1.6%   13.3%   14.9%
Investment Income Ratio............      --      --       --      --    0.1%

SERIES III POLICIES(c)
Net Assets.........................  $4,768  $2,355  $ 1,886  $2,665  $1,011
Units Outstanding..................     327     193      232     202      87
Variable Accumulation Unit Value...  $14.58  $12.18  $  8.13  $13.17  $11.58
Total Return.......................   19.7%   49.8%   (38.2%)  13.8%    7.3%
Investment Income Ratio............    0.2%      --       --      --    0.1%





                                                   UIF EMERGING
                                                  MARKETS EQUITY
                                                    PORTFOLIO--
                                                      CLASS I
                                     ----------------------------------------
                                       2010    2009     2008    2007    2006
                                     ----------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $   428  $   --  $    --  $   80  $   56
Units Outstanding..................       15      --       --       2       2
Variable Accumulation Unit Value...  $ 28.10  $23.68  $ 13.98  $32.35  $23.19
Total Return.......................    18.7%   69.3%   (56.8%)  39.5%   36.2%
Investment Income Ratio............     0.8%      --       --    0.5%    0.8%

SERIES II POLICIES(b)
Net Assets.........................  $   111  $  110  $   139  $  572  $   78
Units Outstanding..................        5       6       14      25       5
Variable Accumulation Unit Value...  $ 20.30  $17.10  $ 10.09  $23.32  $16.65
Total Return.......................    18.7%   69.4%   (56.7%)  40.1%   36.8%
Investment Income Ratio............     0.7%      --       --    0.1%    0.7%

SERIES III POLICIES(c)
Net Assets.........................  $12,440  $8,690  $ 3,985  $7,958  $3,353
Units Outstanding..................      494     411      320     278     164
Variable Accumulation Unit Value...  $ 25.19  $21.16  $ 12.46  $28.72  $20.45
Total Return.......................    19.0%   69.8%   (56.6%)  40.5%   37.1%
Investment Income Ratio............     0.6%      --       --    0.4%    0.8%


Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                     T. ROWE PRICE                               UIF EMERGING
               PERSONAL STRATEGY BALANCED                  MARKETS DEBT PORTFOLIO--
                       PORTFOLIO                                   CLASS I
      -------------------------------------------  ---------------------------------------
        2010     2009     2008     2007     2006    2010    2009     2008    2007    2006
      ------------------------------------------------------------------------------------

      $    --  $    --  $    --  $    --  $    --  $   --  $   --  $    --  $   --  $   --
           --       --       --       --       --      --      --       --      --      --
      $    --  $    --  $    --  $    --  $    --  $   --  $   --  $    --  $   --  $   --
           --       --       --       --       --      --      --       --      --      --
           --       --       --       --       --      --      --       --      --      --


      $    --  $    --  $    --  $    --  $    --  $   85  $   86  $    91  $  132  $  116
           --       --       --       --       --       5       6        8      10       9
      $    --  $    --  $    --  $    --  $    --  $16.05  $14.66  $ 11.29  $13.31  $12.52
           --       --       --       --       --    9.5%   29.9%   (15.2%)   6.3%   10.5%
           --       --       --       --       --    4.1%    7.8%     7.0%    7.3%    8.1%


      $29,287  $25,168  $16,427  $13,558  $19,466  $1,988  $1,626  $   907  $  600  $  193
        1,987    1,941    1,675      969    1,497     114     102       74      42      14
      $ 14.74  $ 12.96  $  9.81  $ 13.99  $ 13.00  $17.43  $15.88  $ 12.20  $14.35  $13.47
        13.7%    32.1%   (29.9%)    7.6%    11.9%    9.7%   30.2%   (15.0%)   6.5%   10.8%
         2.3%     2.1%     2.6%     2.1%     2.3%    4.6%    6.7%     7.7%    7.3%   10.4%







          UIF U.S. REAL ESTATE PORTFOLIO--      VAN ECK VIP GLOBAL BOND FUND--
                       CLASS I                           INITIAL CLASS
      ----------------------------------------  ------------------------------
       2010    2009     2008     2007    2006    2010    2009    2008    2007
      ------------------------------------------------------------------------


      $   --  $   --  $    --  $    --  $   --  $   --  $   --  $   --  $   --
          --      --       --       --      --      --      --      --      --
      $   --  $   --  $    --  $    --  $   --  $   --  $   --  $   --  $   --
          --      --       --       --      --      --      --      --      --
          --      --       --       --      --      --      --      --      --



      $  111  $  104  $   283  $   466  $  378  $   50  $   27  $   --  $   --
           5       6       20       21      14       4       2      --      --
      $23.04  $17.78  $ 13.88  $ 22.41  $27.09  $11.90  $11.23  $   --  $   --
       29.6%   28.0%   (38.0%)  (17.3%)  37.7%    5.9%   12.3%      --      --
        2.4%    2.2%     3.3%     0.9%    0.7%    2.5%      --      --      --



      $9,056  $8,454  $ 7,663  $11,399  $5,238  $  976  $   13  $    4  $   --
         477     579      675      622     237      82       1      --      --
      $18.98  $14.61  $ 11.38  $ 18.32  $22.10  $11.97  $11.27  $10.63  $10.26
       30.0%   28.4%   (37.9%)  (17.1%)  38.0%    6.2%    6.0%    3.6%      --
        2.0%    3.1%     3.7%     1.2%    1.1%    0.1%    2.3%    1.5%      --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                              VAN ECK VIP
                                          GLOBAL HARD ASSETS--
                                             INITIAL CLASS
                                     -----------------------------
                                      2010    2009     2008   2007
                                     -----------------------------

SERIES I POLICIES(a)
Net Assets.........................  $   --  $   --  $    --   $--
Units Outstanding..................      --      --       --    --
Variable Accumulation Unit Value...  $   --  $   --  $    --   $--
Total Return.......................      --      --       --    --
Investment Income Ratio............      --      --       --    --


SERIES II POLICIES(b)
Net Assets.........................  $   --  $   --  $    --   $--
Units Outstanding..................      --      --       --    --
Variable Accumulation Unit Value...  $   --  $   --  $    --   $--
Total Return.......................      --      --       --    --
Investment Income Ratio............      --      --       --    --


SERIES III POLICIES(c)
Net Assets.........................  $2,057  $  152  $    16   $--
Units Outstanding..................     213      20        3    --
Variable Accumulation Unit Value...  $ 9.64  $ 7.46  $  4.74   $--
Total Return.......................   29.2%   57.5%   (52.6%)   --
Investment Income Ratio............    0.2%    0.1%       --    --


Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------





                    VAN ECK VIP
                   MULTI-MANAGER
                   ALTERNATIVES--
                   INITIAL CLASS
      ---------------------------------------
       2010    2009     2008    2007    2006
      ---------------------------------------

      $   --  $   --  $    --  $   --  $   --
          --      --       --      --      --
      $   --  $   --  $    --  $   --  $   --
          --      --       --      --      --
          --      --       --      --      --


      $   --  $   --  $    --  $   --  $   --
          --      --       --      --      --
      $   --  $   --  $    --  $   --  $   --
          --      --       --      --      --
          --      --       --      --      --


      $  225  $  188  $   296  $  306  $  244
          19      17       31      27      23
      $11.66  $11.11  $  9.76  $11.23  $10.79
        5.0%   13.9%   (13.1%)   4.1%    8.7%
          --    0.4%     0.1%    0.6%      --

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Corporate Sponsored Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation Corporate Sponsored Variable Universal Life Separate Account-I as of December 31, 2010, the results of each of their operations, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2010 by correspondence with the funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
New York, New York
February 18, 2011

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                           DECEMBER 31, 2010 AND 2009

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                           CONSOLIDATED BALANCE SHEET




                                                                   DECEMBER 31,
                                                                ------------------
                                                                  2010       2009
                                                                --------   -------
                                                                   (IN MILLIONS)
                                      ASSETS
Fixed maturities, at fair value
  Available-for-sale (includes securities pledged as
     collateral that can be sold or repledged of $452 in 2010
     and $449 in 2009)........................................  $ 64,374   $57,248
  Trading securities..........................................        96        43
Equity securities, at fair value
  Available-for-sale..........................................        23        45
  Trading securities..........................................         3         2
Mortgage loans, net of allowances.............................     5,805     5,779
Policy loans..................................................       822       807
Securities purchased under agreements to resell...............       146       172
Investments in affiliates.....................................     1,047       973
Other investments.............................................     1,080     1,046
                                                                --------   -------
     Total investments........................................    73,396    66,115
Cash and cash equivalents.....................................       761       487
Deferred policy acquisition costs.............................     3,429     4,041
Interest in annuity contracts.................................     5,454     4,858
Amounts recoverable from reinsurer
  Affiliated..................................................     7,095     6,684
  Unaffiliated................................................       255       243
Other assets..................................................     1,121       966
Separate account assets.......................................    18,759    16,089
                                                                --------   -------
     Total assets.............................................  $110,270   $99,483
                                                                ========   =======

                       LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances...............................  $ 60,656   $56,268
Future policy benefits........................................     6,937     5,292
Policy claims.................................................       231       237
Obligations under structured settlement agreements............     5,454     4,858
Amounts payable to reinsurer
  Affiliated..................................................     6,148     5,906
  Unaffiliated................................................        37        35
Other liabilities.............................................     2,688     2,978
Separate account liabilities..................................    18,759    16,089
                                                                --------   -------
     Total liabilities........................................   100,910    91,663
                                                                --------   -------
STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000 (20,000 shares authorized,
  2,500 issued and outstanding)...............................        25        25
Additional paid in capital....................................     3,628     3,628
Accumulated other comprehensive income........................     1,000       111
Retained earnings.............................................     4,707     4,056
                                                                --------   -------
     Total stockholder's equity...............................     9,360     7,820
                                                                --------   -------
     Total liabilities and stockholder's equity...............  $110,270   $99,483
                                                                ========   =======






The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED STATEMENT OF INCOME


                                                             YEAR ENDED DECEMBER 31,
                                                            ------------------------
                                                             2010     2009     2008
                                                            ------   ------   ------
                                                                  (IN MILLIONS)
REVENUES
  Premiums................................................  $1,892   $1,797   $1,374
  Fees-universal life and annuity policies................     731      635      619
  Net investment income...................................   3,567    3,265    2,755
  Net investment gains (losses)
     Total other-than-temporary impairments on fixed
       maturity securities................................    (172)    (397)    (331)
     Total other-than-temporary impairments on fixed
       maturity securities recognized in accumulated other
       comprehensive income...............................      57      241       --
  All other net investment gains (losses), net............     124       71      (75)
                                                            ------   ------   ------
     Total net investment gains (losses)..................       9      (85)    (406)
  Net revenue from reinsurance............................     218      145      206
  Other income............................................      47       41       35
                                                            ------   ------   ------
     Total revenues.......................................   6,464    5,798    4,583
                                                            ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances....   2,217    2,068    2,141
  Increase in liabilities for future policy benefits......   1,467    1,480    1,225
  Policyholder benefits...................................     674      502      349
  Operating expenses......................................   1,247      954      900
                                                            ------   ------   ------
     Total expenses.......................................   5,605    5,004    4,615
                                                            ------   ------   ------
  Income (loss) before income taxes.......................     859      794      (32)
  Income tax expense (benefit)............................     208      260      (63)
                                                            ------   ------   ------
NET INCOME................................................  $  651   $  534   $   31
                                                            ======   ======   ======






The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
                                  (IN MILLIONS)





                                                                ACCUMULATED OTHER
                                                           COMPREHENSIVE INCOME (LOSS)
                                                         -------------------------------
                                                                          NET UNREALIZED
                                                                          GAINS (LOSSES)
                                                                           ON OTHER-THAN
                                                               NET          TEMPORARILY
                                            ADDITIONAL     UNREALIZED     IMPAIRED FIXED                  TOTAL
                                  CAPITAL     PAID IN      INVESTMENT        MATURITY      RETAINED   STOCKHOLDER'S
                                   STOCK      CAPITAL    GAINS (LOSSES)     INVESTMENTS    EARNINGS       EQUITY
                                  -------   ----------   --------------   --------------   --------   -------------
BALANCE AT JANUARY 1, 2008......    $25       $1,410         $    95           $ --         $3,443       $ 4,973
                                                                                                         -------
Comprehensive income:
  Net income....................                                                                31            31
                                                                                                         -------
     Unrealized investment
       losses, net of related
       offsets, reclassification
       adjustments and income
       taxes....................                              (2,232)                                     (2,232)
                                                                                                         -------
  Other comprehensive loss......                                                                          (2,232)
                                                                                                         -------
Total comprehensive loss........                                                                          (2,201)
                                                                                                         -------
  Capital Contribution..........               1,218                                                       1,218
                                    ---       ------         -------           ----         ------       -------
BALANCE AT DECEMBER 31, 2008....     25        2,628          (2,137)            --          3,474         3,990
                                                                                                         -------
     Cumulative effect of change
       in accounting principle,
       net of related offsets
       and income tax...........                                 (40)            (8)            48            --
                                    ---       ------         -------           ----         ------       -------
BALANCE AT JANUARY 1, 2009, AS
  ADJUSTED......................     25        2,628          (2,177)            (8)         3,522         3,990
                                                                                                         -------
Comprehensive income:
  Net income....................                                                               534           534
                                                                                                         -------
     Unrealized investment gains
       (losses), net of related
       offsets, reclassification
       adjustments and income
       taxes....................                               2,360            (64)                       2,296
                                                                                                         -------
  Other comprehensive income....                                                                           2,296
                                                                                                         -------
Total comprehensive income......                                                                           2,830
                                                                                                         -------
  Capital Contribution..........               1,000                                                       1,000
                                    ---       ------         -------           ----         ------       -------
BALANCE AT DECEMBER 31, 2009....     25        3,628             183            (72)         4,056         7,820
                                                                                                         -------
Comprehensive income:
  Net income....................                                                               651           651
                                                                                                         -------
     Unrealized investment
       gains, net of related
       offsets, reclassification
       adjustments and income
       taxes....................                                 875             14                          889
                                                                                                         -------
  Other comprehensive income....                                                                             889
                                                                                                         -------
Total comprehensive income......                                                                           1,540
                                    ---       ------         -------           ----         ------       -------
BALANCE AT DECEMBER 31, 2010....    $25       $3,628         $ 1,058           $(58)        $4,707       $ 9,360
                                    ===       ======         =======           ====         ======       =======






The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS





                                                              YEAR ENDED DECEMBER 31,
                                                          ------------------------------
                                                            2010       2009       2008
                                                          --------   --------   --------
                                                                   (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income............................................  $    651   $    534   $     31
  Adjustments to reconcile net income to net cash (used
     in) provided by operating activities:
     Depreciation and amortization......................        (8)       (26)        10
     Net capitalization of deferred policy acquisition
       costs............................................       (83)      (403)      (324)
     Universal life and annuity fees....................      (570)      (529)      (489)
     Interest credited to policyholders' account
       balances.........................................     2,217      2,068      2,141
     Net investment (gains) losses......................        (9)        85        406
     Equity in earnings of limited partnerships.........       (22)       (25)        65
     Deferred income taxes..............................        72         53        104
     Net revenue from intercompany reinsurance..........        (1)       (35)       (74)
     Net change in unearned revenue liability...........        36         42         36
     Changes in:
       Other assets and other liabilities...............      (225)        34         23
       Reinsurance recoverables (payables)..............       (52)        12         38
       Policy claims....................................        (6)        44         10
       Future policy benefits...........................     1,476      1,482      1,233
                                                          --------   --------   --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES.....     3,476      3,336      3,210
                                                          --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available-for-sale fixed maturities........    24,722     19,826     16,084
     Maturity of available-for-sale fixed maturities....     1,573      1,176      1,217
     Sale of equity securities..........................        40      1,526         51
     Repayment of mortgage loans........................       996        625        491
     Sale of other investments..........................       746        109        129
     Sale of trading securities.........................        22         16         17
     Securities purchased under agreements to resell....        26         13        497
  Cost of:
     Available-for-sale fixed maturities acquired.......   (31,524)   (31,912)   (23,354)
     Equity securities acquired.........................       (11)      (369)      (241)
     Cash collateral paid on derivatives................        --         13        (12)
     Mortgage loans acquired............................    (1,055)      (803)      (936)
     Acquisition of other investments...................      (997)      (633)      (994)
     Acquisition of trading securities..................       (73)        --        (10)
  Policy loans (net)....................................       (18)       (57)       (47)
                                                          --------   --------   --------
          NET CASH USED IN INVESTING ACTIVITIES.........    (5,553)   (10,470)    (7,108)
                                                          --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits...........................................     7,756     10,396      9,509
     Withdrawals........................................    (4,467)    (4,415)    (4,973)
     Net transfers to the separate accounts.............      (567)       (29)      (307)
  (Decrease) increase in loaned securities..............        --       (736)      (460)
  Securities sold under agreements to repurchase (net)..      (353)       499         34
  Net (paydowns) proceeds from debt.....................       (52)        65         --
  Change in book and bank overdrafts....................        17        (22)        29
  Cash collateral received on derivatives...............        14         79         69
  Cash contribution from parent.........................        --        877         11
                                                          --------   --------   --------
       NET CASH PROVIDED BY FINANCING ACTIVITIES........     2,348      6,714      3,912
                                                          --------   --------   --------
Effect of exchange rate changes on cash and cash
  equivalents...........................................         3         --         --
                                                          --------   --------   --------
Net increase (decrease) in cash and cash equivalents....       274       (420)        14
Cash and cash equivalents, beginning of year............       487        907        893
                                                          --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR..................  $    761   $    487   $    907
                                                          ========   ========   ========





The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                        DECEMBER 31, 2010, 2009 AND 2008


NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company"), domiciled in the State of Delaware, is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"). The Company is comprised of two primary business operations: U.S. Life Insurance and Agency ("U.S. Life") and Retirement Income Security ("RIS"). The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through New York Life's agency force with certain products also marketed through independent brokers and brokerage general agents.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and reflect the consolidation with majority owned and controlled limited liability companies, as well as a variable interest entity in which the Company is considered the primary beneficiary. All intercompany transactions have been reconciled in consolidation.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

     The Delaware State Insurance Department ("the Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware State Insurance Law. Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP (refer to Note
17 -- Statutory Financial Information for further discussion).

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  USE OF ESTIMATES

     The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and related amortization; valuation of investments including derivatives and recognition of other-than-temporary impairments ("OTTI"); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserve for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

  INVESTMENTS

     Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For a discussion on valuation methods for fixed maturities reported at fair value, refer to Note 15 -- Fair Value Measurements. The amortized cost of debt securities is adjusted for amortization of premium and accretion of discounts. Interest income, as well as the related amortization of premium and accretion of discount, is included in net investment income in the accompanying Consolidated Statement of Income. Unrealized gains and losses on available-for-sale securities are reported in net unrealized investment gains (losses) in accumulated other comprehensive income ("AOCI"), net of deferred taxes and related adjustments, in the accompanying Consolidated Balance Sheet.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



Unrealized gains and losses from fixed maturity investments classified as trading are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     Included within fixed maturity investments are mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions based on data obtained from external sources such as Bloomberg, Intex and Blackrock Solutions or internal estimates. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above at date of acquisition), projected future cash flows are updated quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (i.e. interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

     Equity securities are carried at fair value. For a discussion on valuation methods for equity securities refer to Note 15 -- Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-sale are reflected in net unrealized investment gains (losses) in AOCI, net of deferred taxes and related adjustments, in the accompanying Consolidated Balance Sheet. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     The cost basis of available-for-sale fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary.

     Factors considered in evaluating whether a decline in value is other-than-temporary include: (i) whether the decline is substantial; (ii) the duration that the fair value has been less than cost; and (iii) the financial condition and near-term prospects of the issuer. For equity securities, the Company also considers in its OTTI analysis, its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. When it is determined that a decline in value is other-than-temporary, the carrying value of the equity security is reduced to its fair value with the associated realized loss reported in net investment gains (losses).

     With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity security's cost and its fair value is recognized in earnings when the Company (i) has the intent to sell the fixed maturity security or (ii) more likely than not will be required to sell the fixed maturity security before its anticipated recovery. If neither of these two conditions exist, an OTTI would be recognized in earnings ("credit loss") for the difference between the amortized cost basis of the fixed maturity and the present value of projected future cash flows expected to be collected. If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other than credit factors ("non-credit loss") would be recognized in other comprehensive income ("OCI"). The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment.

     The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults, recoveries upon liquidation of the underlying collateral securing the notes and the financial condition of the issuer(s), credit

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



enhancements and other third-party guarantees. In addition, other information, such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

     For the non-agency residential mortgage-backed security ("RMBS") portfolio, the Company updates cash flow projections quarterly. The projections are determined for each security based upon the evaluation of prepayment, delinquency and default rates for the pool of mortgages collateralizing each security, and the projected impact on the course of future prepayments, defaults and loss in the pool of mortgages, but do not include market prices. As a result, forecasts may change from period to period and additional impairments may be recognized over time as a result of deterioration in the fundamentals of a particular security or group of securities and/or a continuation of heightened mortgage defaults for a period longer than the assumptions used in the forecasts. Both qualitative and quantitative factors are used in creating the Company's RMBS cash flow models. As such, any estimate of impairments is subject to the inherent limitation on the Company's ability to predict the aggregate course of future events. It should, therefore, be expected that actual losses may vary from any estimate and the Company may recognize additional OTTI.

     The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired fixed maturity security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

     Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Fair value of the collateral is estimated by a current appraisal. The Company also has a general valuation allowance for probable incurred but not specifically identified losses. The general valuation allowance is determined by applying a factor against the commercial and residential mortgage loan portfolios, excluding loans for which a specific allowance has already been recorded, to estimate potential losses in each portfolio. The general allowance factor for the commercial mortgage loan portfolio is based on the Company's historical loss experience as well as industry data regarding commercial loan delinquency rates. The Company analyzes industry data regarding specific credit risk based on specific metropolitan areas and property types as well as probability of default, timing of default and loss severity for each loan in a given portfolio. The general allowance factor for the residential mortgage loan portfolio takes into account loan-to-value ratios ("LTV") of the portfolio, as well as expected defaults and loss severity of loans deemed to be delinquent.

     For commercial and residential mortgage loans, the Company accrues interest income on loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. The Company places loans on non-accrual status and ceases to recognize interest income when management determines that collection of interest and repayment of principal is not probable. Any accrued, but uncollected, interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income.

     Policy loans are stated at the aggregate balance due. A valuation allowance is established for policy loan balances, including capitalized interest that exceeds the related policy's cash surrender value.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Short-term investments are included in fixed maturities in the accompanying Consolidated Balance Sheet.

     Other investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives (see discussion on Derivative Financial Instruments below), real estate and collateralized third-party commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for other-than-temporary declines in fair value. Properties held-for-sale are carried at the lower of depreciated cost or fair value, less estimated selling costs and are not further depreciated once classified as such.

     In many cases, limited partnerships and limited liability companies that the Company invests in qualify as investment companies and apply specialized accounting practices, which result in unrealized gains and losses being recorded in the accompanying Consolidated Statement of Income. The Company retains this specialized accounting practice in consolidation. For consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in other investments in the accompanying Consolidated Balance Sheet. For limited partnerships accounted for under the equity method, the unrealized gains and losses from the underlying investments are reported in net investment income in the accompanying Consolidated Statement of Income.

     Collateralized third-party commercial loans that management has the intent and ability to hold until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-off or loss reserve and net of any deferred fees on originated loans, or unamortized premiums or discounts on purchased loans. The Company assesses its loans on a regular basis for collectability in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower's ability to repay and prevailing economic conditions. Specific loans are considered for impairment when it is probable that the Company will be unable to collect the scheduled payments of principal and interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status and the financial condition of the borrower. Impaired loan measurement may be based on the present value of expected future cash flows discounted at the loan's measurement effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. A loss reserve is established for the calculated impairment. A general valuation allowance for probable incurred but not specifically identified losses is determined for the remainder of the portfolio. These loans are assigned internal risk ratings and the Company utilizes a specific reserve percentage for each category of risk rating. The loss reserve rate is multiplied by outstanding debt in each related risk category to determine the general reserve on these loans.

     At the time of funding of a loan, management determines the amount of the loan that will be held for sale. The syndication amounts have historically been sold within one year. Loans held-for-sale are carried at the lower of cost or fair value on an individual asset basis.

     Net investment gains or losses on sales are generally computed using the specific identification method.

     Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

  VARIABLE INTEREST ENTITIES ("VIES")

     In the normal course of its investment activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be VIEs. A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



residual returns) or (ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it is the VIE's primary beneficiary, it is required to consolidate the VIE.

     In June 2009, the Financial Accounting Standards Board ("FASB") amended the consolidation guidance for VIEs (see Note 3 -- Recent Accounting Pronouncements). Under this amended guidance, the Company is the primary beneficiary if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. If both conditions are present, the Company is required to consolidate the VIE.

     This amended guidance also included an indefinite deferral of the application of the new guidance provided to certain entities that have the attributes of investment companies, with the exception of securitizations, asset-backed financings, collateralized structure and former qualifying special purpose entities. In addition, entities are not eligible for the deferral if any obligation to fund losses or guarantee performance exists. In accordance with the deferral provision included in the amended guidance, the Company is the primary beneficiary and is required to consolidate the VIE if it stands to absorb the majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns, or both.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company enters into securities lending agreements whereby certain investment securities are loaned to third-parties for the purpose of enhancing income on certain securities held. Securities loaned are treated as financing arrangements, and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company requires initial collateral, usually in the form of cash, equal to 102% of the fair value of domestic securities loaned. If foreign securities are loaned and the denomination of the collateral is other than the denomination of the currency of the loaned securities, then initial required collateral is 105% of the face value. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. Securities purchased under agreements to resell are treated as investing activities and are carried at fair value, including accrued interest. It is the Company's policy to generally take possession, or control, of the securities purchased under these agreements to resell. However, for tri-party repurchase agreements, the Company's designated custodian takes possession of the underlying collateral securities. Securities purchased under agreement to resell are reflected separately in the accompanying Consolidated Balance Sheet.

     Under agreements to sell and repurchase securities, the Company obtains the use of funds from a broker for generally one month. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. Collateral received is invested in short-term investments with an offsetting collateral liability. The liability is included in other liabilities in the accompanying Consolidated Balance Sheet.

     The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

  DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts and certain agency expenses.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the effective life of those contracts. Changes in assumptions for all policies and contracts are reflected as retroactive adjustments in the current year's amortization. For these contracts the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in DAC, due to unrealized investment gains or losses, is recorded in OCI. Beginning in 2009 for new business, the Company increased the expected life for universal life policies and deferred annuity contracts up to a maximum of 99 years.

     For single premium immediate annuities with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract.

     The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written-off immediately through income and only new deferrable expenses associated with the replacements are deferred. DAC written-off at the date of lapse cannot be restored when a policy subsequently reinstates. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed.

  SALES INDUCEMENTS

     For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder's initial deposit and additional credits to the policyholder's account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company defers these aforementioned sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in other assets in the accompanying Consolidated Balance Sheet.

  INTANGIBLE ASSETS

     An intangible asset with a finite life is amortized over its useful life. Intangible assets with a finite useful life are tested for impairment when facts and circumstances indicate that its carrying amount may not be recoverable, and an impairment loss is recognized when the carrying amount of an asset exceeds the estimated undiscounted cash flows attributable to the asset. The amount of the impairment loss to be recorded is calculated by the excess of the asset's carrying value over its fair value.

     Fair value is generally determined using discounted cash flow analysis using assumptions that a market participant would use.

     All intangible assets are reported in other assets in the accompanying Consolidated Balance Sheet.

  DERIVATIVE FINANCIAL INSTRUMENTS

     Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it has been designated and qualifies as part of a hedging relationship. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value, or cash flows, for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



discounted cash flows of the hedging instrument are within 80% and 125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis in accordance with its risk management policy.

     The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expired or is sold, terminated or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate. The Company continually assesses the credit standing of the derivative counterparty and if the counterparty is deemed to be no longer creditworthy, the hedge will no longer be effective. As a result, the Company will prospectively discontinue hedge accounting. During 2010 and 2009, the Company evaluated the creditworthiness of counterparties, and, except as discussed in Note 12 -- Derivative Financial Instruments and Risk Management; no issues were noted that led to a discontinuation of hedge accounting.

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of authoritative guidance related to derivatives and hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments and (ii) equity swaps to hedge the market price risk for common stock investments.

     For fair value hedges, the Company generally uses a qualitative assessment to assess hedge effectiveness, which matches the critical terms of the derivative with the underlying hedged item. For fair value hedges of equity investments, the Company uses regression analysis, which measures the correlation to the equity exposure being hedged. For fair value hedges, in which derivatives hedge the fair value of assets, changes in the fair value of derivatives are reflected in net investment gains and losses, together with changes in the fair value of the related hedged item. The Company's fair value hedges primarily hedge fixed maturity securities.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of the authoritative guidance related to derivatives and hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities and (iii) interest rate swaps to hedge the interest rate risk associated with forecasted transactions.

     For cash flow hedges in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities and available-for-sale securities that are exposed to foreign exchange risk, the accounting treatment depends on the effectiveness of the hedge. To the extent the derivatives are effective in offsetting the variability of the hedged cash flows; changes in the derivatives' fair value will not be included in current earnings but are reported as changes in OCI. These changes in fair value will be included in net investment gains (losses) or net investment income of future periods when earnings are also affected by the variability of the hedged cash flows. For hedges of assets or liabilities that are subject to transaction gains and losses under the authoritative guidance related to foreign currency, the change in fair value relative to the change in spot rates during the reporting period is reclassified and reported with the transaction gain or loss of the asset or liability being hedged. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses).

     The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     For cash flow hedges of interest rate risk, the Company uses either the short-cut method, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate.

     For cash flow hedges, hedge accounting is discontinued when it is probable that a forecasted transaction will not occur. In these cases, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in OCI will be recognized immediately in net investment gains (losses). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in OCI and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other cash flow hedge situations in which hedge accounting is discontinued, the gains and losses that were accumulated in OCI will be recognized immediately in net investment gains (losses) and the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment gains (losses).

  EMBEDDED DERIVATIVES

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in earnings. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value.

     For further information on the Company's derivative instruments and related hedged items and their effect on the Company's financial position, financial performance and cash flows see Note 12 -- Derivative Financial Instruments and Risk Management.

  POLICYHOLDERS' ACCOUNT BALANCES

     The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts (see Note 6 -- Policyholders' Liabilities).

  FUTURE POLICY BENEFITS

     The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and lapse or surrender are generally based on the Company's historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. If experience is less favorable than assumed and future losses are projected under loss recognition testing, then

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



additional liabilities may be required, resulting in a charge to policyholder benefits and claims. The Company does not establish loss reserves until a loss has occurred.

     The Company's liability for future policy benefits also includes liabilities for guarantee benefits related to certain non-traditional long-duration life and annuity contracts, which are discussed more fully in Note 6 -- Policyholders' Liabilities.

  POLICY CLAIMS

     The Company's liability for policy claims includes a liability for unpaid claims and claim adjustment expenses. Unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

  DEBT

     Debt is generally carried at unpaid principal balance and is included in other liabilities in the accompanying Consolidated Balance Sheet. See Note
15 -- Fair Value Measurements for discussion on the fair value of debt.

  SEPARATE ACCOUNT ASSETS AND LIABILITIES

     The Company has separate accounts, some of which are registered with the Securities and Exchange Commission ("SEC") and others that are not registered with the SEC. The Company reports separately, as separate account assets and separate account liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The separate accounts have varying investment objectives, are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. All separate account assets are stated at fair value. The separate account liabilities represent the policyholders' interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

  OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of investment income due and accrued, receivables from affiliates and sales inducements. Other liabilities consist primarily of net deferred tax liabilities, collateral received on securities loaned and payables to affiliates.

  RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

     Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note
6 -- Policyholders' Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

     Amounts received under deferred annuity and universal life type contracts are reported as deposits to policyholders' account balances (as discussed in Note 6 -- Policyholders' Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included as fee income in the accompanying Consolidated Statement of Income. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



Company's general account portfolio. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

     Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note
10 -- Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statement of Income.

  FEDERAL INCOME TAXES

     Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

     The authoritative guidance on income taxes requires an evaluation of the recoverability of deferred tax assets and establishment of a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance many factors are considered, including: (i) the nature of deferred tax assets and liabilities; (ii) whether they are ordinary or capital; (iii) in which tax jurisdictions they were generated and the timing of their reversal; (iv) taxable income in prior carry-back years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (v) the length of time that carryovers can be utilized in the various tax jurisdictions; (vi) any unique tax rules that would impact the utilization of the deferred tax assets; and (vii) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within thirty days of the filing of the consolidated return.

     In accordance with the authoritative guidance related to income taxes, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit that is greater than fifty percent likely of being realized

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



upon settlement. Unrecognized tax benefits are included within other liabilities and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as income tax expense.

  CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

  FAIR VALUE MEASUREMENTS

     For fair values of various assets and liabilities refer to Note 15 -- Fair Value Measurements.

  BUSINESS RISKS AND UNCERTAINTIES

     In periods of extreme volatility and disruptions in the securities and credit markets and under certain interest rate scenarios, the Company could be subject to disintermediation risk and/or reduction in net interest spread or profit margins.

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, limited liability corporations, preferred and common stocks and equity real estate. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. Furthermore, with respect to investments in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk, significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Certain of these investments lack liquidity, such as privately placed fixed income securities, equity real estate and other limited partnership interests. The Company also holds certain investments in asset classes that are liquid but have been experiencing significant market fluctuations, such as mortgage-backed and other asset-backed securities. If the Company were to require significant amounts of cash on short notice in excess of cash on hand and its portfolio of liquid investments, the Company could have difficulty selling these investments in a timely manner, be forced to sell them for less than they otherwise would have been able to realize, or both.

     In periods of high or increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses. In addition, when interest rates rise, the Company may face competitive pressure to increase crediting rates on certain insurance and annuity contracts, and such changes may occur more quickly than corresponding changes to the rates earned on the Company's general account investments.

     During periods of low or declining interest rates, the Company is contractually obligated to credit a fixed minimum rate of interest on almost all of its life insurance and annuity policies. Should yields on new investments decline to levels below these guaranteed minimum rates for a long enough period, the Company may be required to credit interest to policyholders at a higher rate than the rate of return the Company earns on its portfolio of investments supporting those products, thus generating losses.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility.

     Issuers or borrowers whose securities or loans the Company holds, customers, trading counterparties, counterparties under swaps and other derivative contracts, reinsurers, clearing agents, exchanges, clearing houses and other financial intermediaries and guarantors may default on their obligations to us due to bankruptcy, insolvency, lack of liquidity, adverse economic conditions, operational failure, fraud or other reasons. In addition, the underlying collateral supporting the Company's structured securities, including mortgage-backed securities, may deteriorate or default causing these structured securities to incur losses.

     Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company's products to refrain from new or additional investments, and may cause current customers to surrender or redeem their current products and investments.

     Revenues of the Company's variable products are, to a large extent, based on fees related to the value of assets under management (except for its Elite Annuity product, where future revenue is based on adjusted premium payments). Consequently, poor equity market performance reduces fee revenues. The level of assets under management could also be negatively affected by withdrawals or redemptions.

     The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company establishes reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

     The Risk-Based Capital, or RBC, ratio is the primary measure by which regulators evaluate the capital adequacy of the Company. RBC is determined by statutory rules that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company's products, interest rate risk and general business risks. Disruptions in the capital markets could increase equity and credit losses and reduce the Company's statutory surplus and RBC ratio. To the extent the Company's statutory capital resources are deemed to be insufficient to maintain a particular rating by one or more rating agencies, the Company may seek to improve its capital position, including through operational changes and potentially seeking capital from New York Life.

  THE COMPANY FACES SIGNIFICANT COMPETITION.

     The Company faces strong competition in its U.S. Life and RIS businesses. The Company's ability to compete is based on a number of factors, including product features, investment performance, service, price, distribution capabilities, scale, commission structure, name recognition and financial strength ratings.

     New York Life's career agency force is the primary means by which it distributes life insurance products. In order to continue increasing life insurance sales, the Company must retain and attract additional productive career agents.

     Rating agencies assign the Company financial strength/claims paying ability ratings, based on their evaluations of the Company's ability to meet its financial obligations. These ratings indicate a rating agency's view of an insurance company's ability to meet its obligations to its insured. In certain of the Company's markets, ratings are important competitive factors of insurance companies. Rating organizations continue to review the financial performance and condition of insurers, including the Company. A significant downgrade in the Company's ratings could materially and adversely affect its competitive position in the life insurance market and increase its cost of funds.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  REGULATORY DEVELOPMENTS IN THE MARKETS IN WHICH THE COMPANY OPERATES COULD AFFECT THE COMPANY'S BUSINESS.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. There are a number of current or potential regulatory measures that may affect the insurance industry. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

     The attractiveness to the Company's customers of many of its products is due, in part, to favorable tax treatment. Current federal income tax laws generally permit the tax-deferred accumulation of earnings on the premiums paid by the holders of annuities and life insurance products. Taxes, if any, are payable generally on income attributable to a distribution under the contract for the year in which the distribution is made. Death benefits under life insurance contracts are received free of federal income tax. Changes to the favorable tax treatment may reduce the attractiveness of the Company's products to its customers.

NOTE 3 -- RECENT ACCOUNTING PRONOUNCEMENTS

     In October 2010, the FASB issued guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the new guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition that are incurred in transactions with independent third-parties or employees as well as the portion of employee compensation costs related to underwriting, policy issuance and processing, medical inspection and contract selling for successfully negotiated contracts. Additionally, an entity may capitalize as a deferred acquisition cost only those advertising costs meeting the capitalization criteria for direct-response advertising. This change is effective for fiscal years beginning after December 15, 2011 and interim periods within those years. Early adoption as of the beginning of a fiscal year is permitted. The guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. The Company will adopt this guidance effective January 1, 2012. The Company is currently assessing the impact of the guidance on the Company's consolidated financial position, results of operations, and financial statement disclosures.

     In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company's financing receivable portfolio. The disclosures are effective for interim and annual reporting periods ending on or after December 15, 2011 for private companies. The Company has elected to early adopt this guidance and has provided the disclosures required by this guidance in Note 4 -- Investments. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. The disclosures will be effective, and the Company will provide these disclosures, concurrent with the effective date of proposed guidance for determining what constitutes a troubled debt restructuring.

     In April 2010, the FASB issued guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer's interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively for all prior periods upon the date of adoption, with early adoption permitted. The Company's adoption of this guidance, effective

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



January 1, 2011, is not expected to have a material effect on the Company's consolidated financial position, results of operations and financial statement disclosures.

     In March 2010, the FASB issued updated guidance that amends and clarifies the accounting for credit derivatives embedded in interests in securitized financial assets. This new guidance eliminates the scope exception for embedded credit derivatives (except for those that are created solely by subordination) and provides new guidance on how the evaluation of embedded credit derivatives is to be performed. This new guidance is effective for the first interim reporting period beginning after June 15, 2010. The Company's adoption of this guidance effective July 1, 2010 did not have a material effect on the Company's consolidated financial position, results of operations and financial statement disclosures.

     In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about the level of disaggregation of asset classes and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the rollforward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the effective portions of this guidance on January 1, 2010. The required disclosures are provided in Note 15 -- Fair Value Measurements.

     In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a VIE. In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company's involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009.

     In February 2010, the FASB issued updated guidance relative to VIEs which defers, except for disclosure requirements, the impact of this guidance for entities that (i) possess the attributes of an investment company, (ii) do not require the reporting entity to fund losses, and (iii) are not financing vehicles or entities that were formerly classified as qualified special purpose entities ("QSPE"). The Company's adoption of this guidance effective January 1, 2010 did not result in any transition adjustment.

     In June 2009, the FASB issued authoritative guidance which changes the accounting for transfers of financial assets, and is effective for transfers of financial assets occurring in interim and annual reporting periods beginning after November 15, 2009. It removes the concept of a QSPE from the guidance for transfers of financial assets and removes the exception from applying the guidance for consolidation of VIEs to QSPEs. It changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also defines "participating interest" to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. The Company's adoption of this guidance effective January 1, 2010 did not have a material effect on the Company's consolidated financial position, results of operations and financial statement disclosures.

     In August 2009, the FASB issued authoritative guidance for the fair value measurement of liabilities. This guidance includes valuation techniques which may be used for measuring fair value when a quoted price in an active market for the identical liability is not available, which includes one or more of the following valuation techniques (i) quoted prices for identical liability when traded as an asset; (ii) quoted prices for similar liabilities or similar liabilities when traded as an asset, or (iii) another valuation technique that is consistent with the fair value principles within GAAP, such as the income or market approach. It also clarifies the adjustments to market inputs that are

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



appropriate for debt obligations that are restricted from being transferred to another obligor. This guidance is effective for the first reporting period beginning after issuance. The Company's adoption of this guidance effective December 31, 2009 did not have an impact on the Company's consolidated financial position or results of operations.

     In June 2009, the FASB issued authoritative guidance for, and on July 1, 2009 launched, the FASB's Accounting Standards Codification as the source of authoritative GAAP to be applied by non-governmental entities. The Codification is not intended to change GAAP but is a new structure which takes accounting pronouncements and organizes them by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company's adoption of this guidance effective for the interim reporting period ending September 30, 2009 impacts the way the Company references GAAP accounting standards in the financial statements but has no impact on the consolidated financial statements.

     In May 2009, the FASB issued authoritative guidance for subsequent events, which addresses the accounting for and disclosure of subsequent events not addressed in other applicable GAAP, including disclosure of the date through which subsequent events have been evaluated. The Company's adoption of this guidance, effective with the annual reporting period ended December 31, 2009, did not have a material effect on the Company's consolidated financial position or results of operations. The required disclosure of the date through which subsequent events have been evaluated is provided in Note 18 -- Subsequent Events.

     In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of OTTI. This guidance amends previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements. It requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("non-credit loss") is recorded as other comprehensive income (loss). When an unrealized loss on a fixed maturity security is considered temporary, the Company continues to record the unrealized loss in other comprehensive income (loss) and not in earnings. There was no change for equity securities which, when an OTTI has occurred, continue to be impaired for the entire difference between the equity security's cost or amortized cost and its fair value with a corresponding charge to earnings.

     Prior to the adoption of the OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of fair value to the security's amortized cost basis. Also, prior to the adoption of this guidance the entire difference between the fixed maturity security's amortized cost basis and its fair value was recognized in earnings if it was determined to have an OTTI.

     This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance effective January 1, 2009 which resulted in an increase of $48 million, net of related DAC, policyholder liability and tax adjustments, to retained earnings with a corresponding decrease to AOCI to reclassify the non-credit loss portion of previously recognized OTTI losses on fixed maturity securities held at January 1, 2009.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


NOTE 4 -- INVESTMENTS

  FIXED MATURITIES

     The amortized cost and estimated fair value of fixed maturity securities as of December 31, 2010 and 2009, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.


                                                   2010                  2009
                                           -------------------   -------------------
                                           AMORTIZED     FAIR    AMORTIZED     FAIR
AVAILABLE-FOR-SALE                            COST      VALUE       COST      VALUE
------------------                         ---------   -------   ---------   -------
Due in one year or less..................   $ 2,609    $ 2,665    $ 1,754    $ 1,788
Due after one year through five years....    14,651     15,456     13,799     14,367
Due after five years through ten years...    12,127     12,903     11,712     12,045
Due after ten years......................     5,548      5,855      5,057      5,141
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government
     agency..............................     1,187      1,243        816        835
  Other mortgage-backed securities.......    22,169     22,535     20,835     20,163
  Other asset-backed securities..........     3,703      3,711      2,957      2,899
Redeemable preferred securities..........         6          6          9         10
                                            -------    -------    -------    -------
  TOTAL AVAILABLE-FOR-SALE...............   $62,000    $64,374    $56,939    $57,248
                                            =======    =======    =======    =======




     At December 31, 2010 and 2009, the distribution of gross unrealized gains and losses on investments in fixed maturities were as follows (in millions):


                                                              2010
                                   ----------------------------------------------------------
                                   AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED   OTTI IN
AVAILABLE-FOR-SALE                    COST        GAINS       LOSSES     FAIR VALUE   AOCI(1)
------------------                 ---------   ----------   ----------   ----------   -------
U.S. Treasury and U.S. Government
  Corporations and agencies......   $ 2,886      $   83        $ 23        $ 2,946     $  --
U.S. Agencies, state and
  municipal......................     1,217          32          17          1,232        --
Foreign governments..............       750          79           1            828        --
U.S. Corporate...................    24,389       1,562         107         25,844        --
Foreign corporate................     6,880         437          45          7,272        --
Residential mortgage-backed
  securities.....................    17,291         590         499         17,382      (146)
Commercial mortgage-backed
  securities.....................     4,878         300          25          5,153        --
Asset-backed securities(2).......     3,703          71          63          3,711       (12)
Redeemable preferred securities..         6          --          --              6        --
                                    -------      ------        ----        -------     -----
  TOTAL AVAILABLE-FOR-SALE.......   $62,000      $3,154        $780        $64,374     $(158)
                                    =======      ======        ====        =======     =====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



                                                              2009
                                   ----------------------------------------------------------
                                   AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED   OTTI IN
AVAILABLE-FOR-SALE                    COST        GAINS       LOSSES     FAIR VALUE   AOCI(1)
------------------                 ---------   ----------   ----------   ----------   -------
U.S. Treasury and U.S. Government
  Corporations and agencies......   $ 3,035      $   33       $   69       $ 2,999     $  --
U.S. Agencies, state and
  municipal......................       715          19            9           725        --
Foreign governments..............       731          55            4           782        --
U.S. Corporate...................    22,584       1,021          256        23,349        --
Foreign corporate................     6,073         305           57         6,321        --
Residential mortgage-backed
  securities.....................    15,765         350          857        15,258      (205)
Commercial mortgage-backed
  securities.....................     5,070          93          258         4,905        (5)
Asset-backed securities(2).......     2,957          54          112         2,899        (8)
Redeemable preferred securities..         9           1           --            10        --
                                    -------      ------       ------       -------     -----
  TOTAL AVAILABLE-FOR-SALE.......   $56,939      $1,931       $1,622       $57,248     $(218)
                                    =======      ======       ======       =======     =====






--------


(1) Represents the amount of OTTI losses in AOCI, which were not included in earnings pursuant to authoritative guidance. Amount excludes $7 million and $39 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date for the years ended December 31, 2010 and 2009, respectively.





(2)  Includes auto loans, credit cards, education loans and other asset types.


     At December 31, 2010 and 2009, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $280 million and $313 million, respectively.

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received.

     Investments in fixed maturity securities that have been non-income producing for the last twelve months totaled $1 million and $2 million at December 31, 2010 and 2009, respectively. These investments have been deemed other-than-temporarily impaired.

  EQUITY SECURITIES -- UNAFFILIATED

     At December 31, 2010 and 2009, the distribution of gross unrealized gains and losses on available-for-sale equity securities were as follows (in millions):


                                                    UNREALIZED   UNREALIZED    ESTIMATED
                                             COST      GAINS       LOSSES     FAIR VALUE
                                             ----   ----------   ----------   ----------
2010.......................................   $13       $11          $ 1          $23
2009.......................................   $36       $ 9          $--          $45



  MORTGAGE LOANS

     The Company's mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     At December 31, 2010 and 2009, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $125 million and $161 million, respectively, at fixed and floating interest rates ranging from 2.08% to 6.22% in 2010, and fixed and floating interest rates ranging from 3.92% to 7.13% in 2009. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

     At December 31, 2010 and 2009, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):


                                                      2010               2009
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
PROPERTY TYPE:
  Office buildings............................   $1,853     31.9%   $1,736     30.0%
  Retail facilities...........................    1,217     21.0%    1,182     20.5%
  Industrial..................................    1,185     20.4%    1,111     19.2%
  Apartment buildings.........................      938     16.2%      853     14.8%
  Residential.................................      563      9.7%      840     14.5%
  Other.......................................       49      0.8%       57      1.0%
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,805    100.0%   $5,779    100.0%
                                                 ======    =====    ======    =====
GEOGRAPHIC REGION:
  South Atlantic..............................   $1,516     26.1%   $1,410     24.4%
  Central.....................................    1,499     25.8%    1,511     26.1%
  Pacific.....................................    1,381     23.8%    1,386     24.0%
  Middle Atlantic.............................    1,154     19.9%    1,176     20.4%
  New England.................................      255      4.4%      296      5.1%
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,805    100.0%   $5,779    100.0%
                                                 ======    =====    ======    =====




     The Company monitors the aging of its mortgage loans receivable on a monthly basis to determine delinquencies. As of December 31, 2010, an analysis of the aging of the principal balances, excluding the

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


allowance for credit losses, that are past due and the mortgage loans on non-accrual status and ninety days past-due and still accruing were as follows (in millions):


                                                                                         RECORDED
                                                                            TOTAL    MORTGAGE LOANS >   NON-ACCRUAL
                          30-59   60-89    90 DAYS     TOTAL              MORTGAGE        90 DAYS         MORTGAGE
                           DAYS    DAYS   AND OVER   PAST DUE   CURRENT     LOANS        ACCRUING          LOANS
                          -----   -----   --------   --------   -------   --------   ----------------   -----------
PROPERTY TYPE:
  Office buildings......   $--     $--       $--        $--      $1,865    $1,865           $--             $--
  Retail facilities.....    --      --        --         --       1,225     1,225            --              --
  Industrial............    --      --        --         --       1,193     1,193            --              --
  Apartment buildings...    --      --        --         --         947       947            --              --
  Residential...........    --      --         9          9         562       571            --               9
  Other.................    --      --        --         --          50        50            --              --
                           ---     ---       ---        ---      ------    ------           ---             ---
     TOTAL..............   $--     $--       $ 9        $ 9      $5,842    $5,851           $--             $ 9
                           ===     ===       ===        ===      ======    ======           ===             ===




     As discussed in Note 2 -- Significant Accounting Policies, the Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreements and a general reserve for probable incurred but not specifically identified losses. The activity in the mortgage loan specific and general reserves for the year ended December 31, 2010, is summarized below (in millions):

ALLOWANCE FOR CREDIT LOSSES:                      RESIDENTIAL   COMMERCIAL    TOTAL
----------------------------                      -----------   ----------   ------
Beginning balance...............................      $ 10        $   44     $   54
  Charge-offs...................................        (1)            8          7
  Recoveries....................................        (1)          (14)       (15)
                                                      ----        ------     ------
Ending Balance..................................      $  8        $   38     $   46
                                                      ====        ======     ======
ENDING BALANCE
Individually evaluated for impairment
  (specific)....................................      $  3        $    4     $    7
Collectively evaluated for impairment
  (general).....................................      $  5        $   34     $   39
MORTGAGE LOANS:
Ending balance (recorded investment):
Individually evaluated for impairment
  (specific)....................................      $ 11        $   36     $   47
Collectively evaluated for impairment
  (general).....................................      $560        $5,244     $5,804


     As of December 31, 2009 and 2008, the allowance for credit losses was $54 million and $13 million, respectively. For the year ended December 31, 2009, the provision for credit losses was $43 million and direct write-downs were $2 million. For the year ended December 31, 2008, the provision for credit losses was $4 million and there were no direct write-downs.

     The Company closely monitors commercial mortgage loans with the potential for impairment by considering a number of factors. These factors include, but are not limited to, LTV, asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues, the economic climate and catastrophic events. Mortgage loans with the potential for impairment take priority in receiving an appraisal. Residential mortgage loans that are sixty or more days delinquent are also monitored for potential impairment, whereby an appraisal of the underlying asset is obtained.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     As mentioned above, the Company uses LTV as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. As of December 31, 2010, LTVs on the Company's mortgage loans are as follows (in millions):


------------------------------------------------------------------------------------------------------------
                                OFFICE      RETAIL                  APARTMENT
                              BUILDINGS   FACILITIES   INDUSTRIAL   BUILDINGS   RESIDENTIAL   OTHER    TOTAL
                              ---------   ----------   ----------   ---------   -----------   -----   ------
above 95%...................    $   25      $   --       $   11        $ 34         $  4       $--    $   74
91% to 95%..................        49          21           18          78            2        --       168
81% to 90%..................       274          89          352         109            7        28       859
71% to 80%..................       198         154          129         252           41        --       774
below 70%...................     1,307         953          675         465          509        21     3,930
                                ------      ------       ------        ----         ----       ---    ------
  Total.....................    $1,853      $1,217       $1,185        $938         $563       $49    $5,805
                                ======      ======       ======        ====         ====       ===    ======




     As of December 31, 2010, impaired commercial and residential mortgage loans were $32 million and $7 million, respectively. Further information on impaired mortgage loans is provided below (in millions):


                               RECORDED    UNPAID PRINCIPAL    RELATED    AVERAGE RECORDED   INTEREST INCOME
                              INVESTMENT        BALANCE       ALLOWANCE      INVESTMENT         RECOGNIZED
                              ----------   ----------------   ---------   ----------------   ---------------
WITH RELATED ALLOWANCE:
  Office Buildings..........      $ 6             $ 7            $ 1             $36                $*
  Apartment Building........       15              17              2              15                 1
  Residential...............        7              11              4               8                  *
  Industrial................       11              11             --              11                 1
                                  ---             ---            ---             ---                --
     Total..................      $39             $46            $ 7             $70                $2
                                  ===             ===            ===             ===                ==
  Commercial................      $32             $35            $ 3             $62                $2
                                  ===             ===            ===             ===                ==
  Residential...............      $ 7             $11            $ 4             $ 8                  *
                                  ===             ===            ===             ===                ==




--------

*    Amounts less than $1 million

     At December 31, 2010, the Company did not have any impaired loans without a related allowance.

     The Company did not have any loan modifications in 2010 and 2009.

  INVESTMENTS IN AFFILIATES

                                                              2010    2009
                                                             ------   ----
New York Life Short Term Fund..............................  $  509   $968
Madison Capital Funding LLC Loan Agreement.................     533     --
Other......................................................       5      5
                                                             ------   ----
  TOTAL INVESTMENTS IN AFFILIATES..........................  $1,047   $973
                                                             ======   ====



     The New York Life Short Term Fund ("STIF") was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a pooled fund managed by New York Life Investment Management LLC ("NYL Investments"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries of New York Life.

     The Madison Capital Funding LLC ("MCF") Loan Agreement represents a revolving loan agreement the Company entered into with MCF. Refer to Note 14 -- Related Party Transactions for further discussion.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     Other is related to promissory notes from MCF. Refer to Note 14 -- Related Party Transactions for further discussion.

  OTHER INVESTMENTS

     The components of other investments as of December 31, 2010 and 2009 were as follows (in millions):


                                                             2010     2009
                                                            ------   ------
Limited partnerships/Limited liability companies..........  $  526   $  312
Collateralized third-party loans..........................     273      351
Derivatives...............................................     211      230
Investment, at fair value, of consolidated investment
  company.................................................      --      137
Other invested assets.....................................      70       16
                                                            ------   ------
  TOTAL OTHER INVESTMENTS.................................  $1,080   $1,046
                                                            ======   ======




     Net unrealized investment losses on limited partnerships and limited liability companies that do not apply specialized industry company accounting aggregated $1 million and $2 million for the years ended December 31, 2010 and 2009, respectively, and were recorded as a component of AOCI in the accompanying Consolidated Balance Sheet.

     The investment, at fair value, of a consolidated investment company consists primarily of fixed maturities. This investment was liquidated in 2010.

     Collateralized third-party loans are senior secured commercial loans, and are typically collateralized by all assets of the borrower. The Company's collateralized third-party loans, before loss reserve, amounted to $291 million and $368 million at December 31, 2010 and 2009, respectively. The Company establishes a loss reserve for specifically impaired loans and assigns internal risk ratings for the remainder of the portfolio on which it assesses a general loss reserve (see Note 2 -- Significant Accounting Policies for further details). The loss reserve was $18 million and $17 million for the years ended December 31, 2010 and 2009, respectively.

     Unfunded commitments on limited partnerships, limited liability companies and collateralized third-party loans amounted to $225 million and $181 million at December 31, 2010 and 2009, respectively.

     There was no accumulated depreciation on real estate for December 31 2010 or 2009. Depreciation expense for the year ended December 31, 2010 was less than $1 million, and was recorded as a component of net investment income in the accompanying Consolidated Statement of Income. There was no depreciation expense for the year ended December 31, 2009. Depreciation expense for the year ended December 31, 2008 totaled less than $1 million.

  VIES

  Consolidated VIE

     At December 31, 2010 and 2009, the Company included assets of $45 million and $52 million, respectively in the accompanying Consolidated Balance Sheet, as a result of consolidating a VIE for which it was determined to be the primary beneficiary. The Company performed a qualitative analysis to determine if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. In reviewing the deal documents including trust agreements, limited partnership agreements and purchase agreements, the Company determined that they are the primary beneficiary of one structured investment.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     This VIE consists of a trust established for purchasing receivables from the U.S. Department of Energy related to Energy Savings Performance Contracts and issuing certificates representing the right to those receivables. The following table reflects (in millions) the carrying amount and balance sheet classification of the assets and liabilities of the consolidated VIE. The Company has a 98.66% interest in this VIE; however, the creditors do not have recourse to the Company in excess of the assets contained within the VIE.

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2010   2009
                                                               ----   ----
Cash.........................................................   $ 4    $14
                                                                ---    ---
Other investments*...........................................    41     38
                                                                ---    ---
  TOTAL ASSETS...............................................   $45    $52
                                                                ===    ===
Other liabilities............................................     5     14
                                                                ---    ---
  TOTAL LIABILITIES..........................................   $ 5    $14
                                                                ===    ===



--------

*    Included in Limited partnerships/Limited liability companies

  Unconsolidated VIEs

     In the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the sponsor. These structured investments typically invest in fixed income investments and are managed by third-parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company's maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided financial or other support, other than its direct investment, to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the VIEs economic performance. The Company classifies these investments on its accompanying Consolidated Balance Sheet as fixed maturity securities, available-for-sale and trading and its maximum exposure to loss associated with these investments was $26,341 million and $23,103 million as of December 31, 2010 and December 31, 2009, respectively.

     In the normal course of its activities, the Company will invest in joint ventures, limited partnerships and limited liability companies. These investments include hedge funds, private equity funds and real estate related funds and may or may not be VIEs. The Company's maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the entities economic performance. The Company classifies these investments on the accompanying Consolidated Balance Sheet as "other investments" and its maximum exposure to loss associated with these entities was $526 million and $312 million as of December 31, 2010 and December 31, 2009, respectively.

     These investments are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary. The Company has no additional economic interest in these structures in the form of derivatives, related guarantees, credit enhancement or similar instruments and obligations. Creditors have no recourse against the Company in the event of default. The Company has unfunded commitments in joint ventures, limited partnerships and limited liability companies which are previously disclosed in Note 4 -- Investments.

  RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $5 million and $13 million at December 31, 2010 and 2009, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities in the accompanying Consolidated Balance Sheet.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


NOTE 5 -- INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2010, 2009 and 2008 were as follows (in millions):

                                                       2010     2009     2008
                                                      ------   ------   ------
Fixed maturity securities...........................  $3,171   $2,869   $2,458
Equity securities...................................       1       18        6
Mortgage loans......................................     352      338      316
Policy loans........................................      56       54       52
Other investments...................................      65       45        1
                                                      ------   ------   ------
  Gross investment income...........................   3,645    3,324    2,833
Investment expenses.................................     (78)     (59)     (78)
                                                      ------   ------   ------
  NET INVESTMENT INCOME.............................  $3,567   $3,265   $2,755
                                                      ======   ======   ======



     For the years ended December 31, 2010, 2009 and 2008, net investment losses were as follows (in millions):

                                                        2010    2009    2008
                                                       -----   -----   -----
Fixed maturity securities
  Total OTTI losses..................................  $(172)  $(397)  $(331)
  Portion of OTTI loss recognized in OCI.............     57     241      --
                                                       -----   -----   -----
  Net OTTI losses on fixed maturities recognized in
     earnings........................................   (115)   (156)   (331)
  All other gains (losses)...........................    221      33     (73)
                                                       -----   -----   -----
Fixed maturity securities, net.......................    106    (123)   (404)
Equity securities....................................      5      98      (8)
Mortgage loans.......................................    (13)    (52)     (4)
Derivative instruments...............................   (109)      6      11
Other................................................     20     (14)     (1)
                                                       -----   -----   -----
  NET INVESTMENT LOSSES..............................  $   9   $ (85)  $(406)
                                                       =====   =====   =====



     The net gain on trading securities (both fixed maturity and equity securities) amounted to $5 million and $6 million for the years ended December 31, 2010 and 2009, respectively. For December 31, 2008, the net losses on fixed maturity trading securities amounted to $11 million.

     Realized gains on sales of available-for-sale fixed maturities were $270 million, $218 million and $131 million for the years ended December 31, 2010, 2009 and 2008, respectively; and realized losses were $53 million, $191 million and $193 million, respectively. Realized gains on sales of available-for-sale equity securities were $5 million, $173 million and $1 million for the years ended December 31, 2010, 2009 and 2008, respectively, and realized losses were less than $1 million, $71 million, and less than $1 million, respectively.

     Losses from OTTI on equity securities (included in net investment gains (losses) on equity securities above) were less than $1 million, $4 million and $9 million for the years ended December 31, 2010, 2009 and 2008, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The following tables present the Company's gross unrealized losses and fair values for fixed maturities and equities, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2010 and 2009 (in millions):


                                                                  2010
                                    ----------------------------------------------------------------
                                                            GREATER THAN 12
                                    LESS THAN 12 MONTHS          MONTHS                 TOTAL
                                    -------------------   -------------------   --------------------
                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                     VALUE     LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                    ------   ----------   ------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies.....................  $  555      $ 22      $    2      $  1      $   557      $ 23
  U.S. agencies, state and
     municipal....................     401        17          --        --          401        17
  Foreign governments.............      24         1           1          *          25         1
  U.S. corporate..................   2,212        70         508        37        2,720       107
  Foreign corporate...............     819        35         120        10          939        45
  Residential mortgage-backed
     securities...................   2,981       102       1,689       397        4,670       499
  Commercial mortgage-backed
     securities...................      87         2         222        23          309        25
  Asset-backed securities.........     650         6         227        57          877        63
                                    ------      ----      ------      ----      -------      ----
  TOTAL FIXED MATURITIES..........   7,729       255       2,769       525       10,498       780
                                    ------      ----      ------      ----      -------      ----
EQUITIES
  Common stock....................       2         1            *         *           2         1
                                    ------      ----      ------      ----      -------      ----
  TOTAL EQUITIES..................       2         1          --        --            2         1
                                    ------      ----      ------      ----      -------      ----
  TOTAL...........................  $7,731      $256      $2,769      $525      $10,500      $781
                                    ======      ====      ======      ====      =======      ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



                                                                  2009
                                   -----------------------------------------------------------------
                                       LESS THAN 12         GREATER THAN 12
                                         MONTHS(1)               MONTHS                 TOTAL
                                   --------------------   -------------------   --------------------
                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                    VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                   -------   ----------   ------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies....................  $ 1,880      $ 68      $   13     $    1     $ 1,893     $   69
  U.S. agencies, state and
     municipal...................      193         3          30          6         223          9
  Foreign governments............       61         1          18          3          79          4
  U.S. corporate.................    2,918        57       2,677        199       5,595        256
  Foreign corporate..............      714        15         550         42       1,264         57
  Residential mortgage-backed
     securities..................    5,191       341       1,892        516       7,083        857
  Commercial mortgage-backed
     securities..................      548        12       2,087        246       2,635        258
  Asset-backed securities........      535        31         395         81         930        112
                                   -------      ----      ------     ------     -------     ------
  TOTAL FIXED MATURITIES.........   12,040       528       7,662      1,094      19,702      1,622
                                   -------      ----      ------     ------     -------     ------
EQUITIES
  Common stock...................        3          *         --         --           3           *
                                   -------      ----      ------     ------     -------     ------
  TOTAL EQUITIES.................        3        --          --         --           3         --
                                   -------      ----      ------     ------     -------     ------
  TOTAL..........................  $12,043      $528      $7,662     $1,094     $19,705     $1,622
                                   =======      ====      ======     ======     =======     ======






--------

*    Unrealized loss is less than $1 million.

(1) The aging of the unrealized losses as of December 31, 2009 was reset back to the date the security would have been first impaired by the adoption of new authoritative guidance.

     At December 31, 2010, the unrealized loss amount consisted of approximately 1,999 different fixed-maturity securities and 28 equity securities.

     At December 31, 2010, unrealized losses on investment grade fixed maturities were $414 million or 53% of the Company's total fixed maturity securities' unrealized losses. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners ("NAIC") of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody's or a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturity securities with a rating below investment grade represent $366 million or 47% of the Company's total fixed maturities unrealized losses at December 31, 2010.

     The amount of gross unrealized losses for fixed maturities where the fair value had declined by 20% or more of amortized cost totaled $357 million. The amount of time that each of these securities has continuously been 20% or more below the amortized cost consist of $42 million for 6 months or less, $18 million for greater than 6 months through 12 months and $297 million for greater than 12 months. In accordance with the Company's impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it did not have the intent to sell the security or it was more likely than not that it would not be required to sell the security before its anticipated recovery.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     Corporate Bonds. U.S. Corporate securities with a fair value below 80% of the security's amortized cost totaled $17 million or 16% of the total unrealized losses on U.S. Corporate securities. Foreign corporate securities with a fair value below 80% of the security's amortized cost totaled $1 million or 3% of the total unrealized loss on foreign corporate securities. The overall improvement in the Company's fixed maturity investments generally reflects higher market prices, mainly due to credit spread tightening throughout the year. While the losses were spread across all industry sectors, the largest sectors with unrealized losses on securities with a fair value below 80% of the security's amortized cost include Finance ($7 million), Gaming and Real Estate Investment Trusts ("REITs") ($3 million each) and Utilities ($2 million). These securities are evaluated in accordance with the Company's impairment policy. Because the securities continue to meet their contractual payments and the Company did not have the intent to sell the security nor was it more likely than not that it would be required to sell the security before its anticipated recovery, the Company did not consider these investments to be other than temporarily impaired.

     Mortgage-Backed Securities. Residential mortgage-backed securities that were priced below 80% of the security's amortized cost represented $287 million or 57% of total unrealized losses on residential mortgage -- backed securities. Commercial mortgage-backed securities that were priced below 80% of the security's amortized cost represented $11 million or 44% of total unrealized losses on commercial mortgage-backed securities. The Company measures its mortgage-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. For securities rated below AA at acquisition, when the fair value of the security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other-than-temporarily impaired and a realized loss is recognized in net investments gains in the accompanying Consolidated Statement of Income. The Company also evaluates mortgage-backed securities for other- than-temporary impairments in accordance with its impairment policy using cash flow modeling techniques coupled with an evaluation of facts and circumstances. The Company did not have the intent to sell its investments nor was it more likely than not that it would be required to sell the investments before its anticipated recovery in value; therefore, the Company did not consider these investments to be other-than-temporarily impaired.


     Asset-Backed Securities. Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. For securities rated below AA at acquisition, when the fair value of a security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other-than-temporarily impaired and a realized loss is recognized in net investment gains in the accompanying Consolidated Statement of Income. The Company also evaluates asset-backed securities for other-than-temporary impairments based on facts and circumstances and in accordance with the Company's impairment policy. Asset-backed securities that were priced below 80% of the security's amortized cost represented $41 million or 65% of the total unrealized losses for asset-backed securities. The Company did not have the intent to sell its investments nor was it more likely than not that it would be required to sell the investments before recovery , therefore the Company did not consider these investments to be other than temporarily impaired.


  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Balance Sheet as a component of AOCI. Changes in these amounts include reclassification adjustments for prior period net unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment gains (losses) in the accompanying Consolidated Statement of Income.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The components of net unrealized investment gains (losses) reported in OCI at December 31, 2010, 2009 and 2008 are as follows (in millions):



                                                       2010     2009     2008
                                                      ------   -----   -------
Fixed maturity securities, available for sale-all
  other.............................................  $2,525   $ 488   $(4,225)
Fixed maturity securities on which an OTTI loss has
  been recognized...................................    (151)   (179)       --
                                                      ------   -----   -------
  Total fixed maturity securities...................   2,374     309    (4,225)
Equity securities, available for sale...............      10      11        37
Derivatives designed as cash flow hedges............     (12)    (10)       33
Other investments...................................       1      (2)       (3)
                                                      ------   -----   -------
  Subtotal..........................................   2,373     308    (4,158)
Amounts recognized for:
  Policyholders' account balances and future policy
     benefits.......................................      14       4       (56)
  Other assets (sales inducements)..................     (17)     (5)       55
  Deferred policy acquisition costs.................    (832)   (137)      871
  Deferred taxes....................................    (538)    (59)    1,151
                                                      ------   -----   -------
NET UNREALIZED GAINS (LOSSES) ON INVESTMENTS........  $1,000   $ 111   $(2,137)
                                                      ======   =====   =======


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The net unrealized gains (losses) on fixed maturity securities for the years ended December 31, 2010, 2009 and 2008, are presented separately for amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows (in millions):


NET UNREALIZED INVESTMENT GAINS AND LOSSES ON FIXED MATURITY SECURITIES ON WHICH AN OTTI LOSS HAS BEEN RECOGNIZED





                                                                                                                  ACCUMULATED
                                                                                                                     OTHER
                                                                                                                 COMPREHENSIVE
                                                                                 POLICYHOLDERS'     DEFERRED     INCOME (LOSS)
                                                                                     ACCOUNT         INCOME     RELATED TO NET
                              NET UNREALIZED                         DEFERRED     BALANCES AND        TAX         UNREALIZED
                              GAINS (LOSSES)    DEFERRED POLICY       SALES       FUTURE POLICY   (LIABILITY)     INVESTMENT
                              ON INVESTMENTS   ACQUISITION COSTS   INDUCEMENTS      BENEFITS        BENEFIT     GAINS (LOSSES)
                              --------------   -----------------   -----------   --------------   -----------   --------------
BALANCE, DECEMBER 31, 2008..       $  --              $--              $--             $--            $ --           $  --
Cumulative impact of the
  adoption of new
  authoritative guidance on
  January 1, 2009...........         (17)               4               --              --               5              (8)
Net investment gains
  (losses) on investments
  arising during the
  period....................        (238)              --               --              --              83            (155)
Reclassification adjustment
  for (gains) losses
  included in net income....         253               --               --              --             (88)            165
Reclassification adjustment
  for OTTI losses excluded
  from net income(1)........        (177)              --               --              --              62            (115)
Impact of net unrealized
  investment (gains) losses
  on deferred policy
  acquisition costs and
  deferred sales
  inducements...............          --               63                2              --             (23)             42
Impact of net unrealized
  investment (gains) losses
  on future policy
  benefits..................          --               --               --              (2)              1              (1)
                                   -----              ---              ---             ---            ----           -----
BALANCE, DECEMBER 31, 2009..       $(179)             $67              $ 2             $(2)           $ 40           $ (72)
                                   =====              ===              ===             ===            ====           =====
Net investment gains
  (losses) on investments
  arising during the
  period....................          86               --               --              --             (30)             56
Reclassification adjustment
  for (gains) losses
  included in net income....          18               --               --              --              (6)             12
Reclassification adjustment
  for OTTI losses excluded
  from net income(1)........         (76)              --               --              --              27             (49)
Impact of net unrealized
  investment (gains) losses
  on deferred policy
  acquisition costs and
  deferred sales
  inducements...............          --               (4)              (1)             --               1              (4)
Impact of net unrealized
  investment (gains) losses
  on future policy
  benefits..................          --               --               --              (1)               *             (1)
                                   -----              ---              ---             ---            ----           -----
BALANCE, DECEMBER 31, 2010..       $(151)             $63              $ 1             $(3)           $ 32           $ (58)
                                   =====              ===              ===             ===            ====           =====




--------


(*)  Amounts less than $1 million





(1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



ALL OTHER NET UNREALIZED INVESTMENT GAINS AND LOSSES IN AOCI



                                                                                                                   ACCUMULATED
                                                                                                                      OTHER
                                                                                                                  COMPREHENSIVE
                                                                                  POLICYHOLDERS'     DEFERRED     INCOME (LOSS)
                                                                                      ACCOUNT         INCOME     RELATED TO NET
                              NET UNREALIZED                          DEFERRED     BALANCES AND        TAX         UNREALIZED
                              GAINS (LOSSES)     DEFERRED POLICY       SALES       FUTURE POLICY   (LIABILITY)     INVESTMENT
                            ON INVESTMENTS(1)   ACQUISITION COSTS   INDUCEMENTS      BENEFITS        BENEFIT     GAINS (LOSSES)
                            -----------------   -----------------   -----------   --------------   -----------   --------------
BALANCE, DECEMBER 31,
  2007....................       $   177             $   (41)           $  1           $  9          $   (51)        $    95
Net investment gains
  (losses) on investments
  arising during the
  period..................        (4,100)                 --              --             --            1,435          (2,665)
Reclassification
  adjustment for (gains)
  losses included in net
  income..................          (235)                 --              --             --               82            (153)
Impact of net unrealized
  investment (gains)
  losses on deferred
  policy acquisition costs
  and deferred sales
  inducements.............            --                 912              54             --             (338)            628
Impact of net unrealized
  investment (gains)
  losses on future policy
  benefits................            --                  --              --            (65)              23             (42)
                                 -------             -------            ----           ----          -------         -------
BALANCE, DECEMBER 31,
  2008....................        (4,158)                871              55            (56)           1,151          (2,137)
Cumulative impact of the
  adoption of new
  authoritative guidance
  on January 1, 2009......           (78)                 17               1             (1)              21             (40)
Net investment gains
  (losses) on investments
  arising during the
  period..................         5,257                  --              --             --           (1,840)          3,417
Reclassification
  adjustment for (gains)
  losses included in net
  income..................          (711)                 --              --             --              249            (462)
Reclassification
  adjustment for OTTI
  losses excluded from net
  income(2)...............           177                  --              --             --              (62)            115
Impact of net unrealized
  investment (gains)
  losses on deferred
  policy acquisition costs
  and deferred sales
  inducements.............            --              (1,092)            (63)            --              404            (751)
Impact of net unrealized
  investment (gains)
  losses on future policy
  benefits................            --                  --              --             63              (22)             41
                                 -------             -------            ----           ----          -------         -------

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



                                                                                                                   ACCUMULATED
                                                                                                                      OTHER
                                                                                                                  COMPREHENSIVE
                                                                                  POLICYHOLDERS'     DEFERRED     INCOME (LOSS)
                                                                                      ACCOUNT         INCOME     RELATED TO NET
                              NET UNREALIZED                          DEFERRED     BALANCES AND        TAX         UNREALIZED
                              GAINS (LOSSES)     DEFERRED POLICY       SALES       FUTURE POLICY   (LIABILITY)     INVESTMENT
                            ON INVESTMENTS(1)   ACQUISITION COSTS   INDUCEMENTS      BENEFITS        BENEFIT     GAINS (LOSSES)
                            -----------------   -----------------   -----------   --------------   -----------   --------------
BALANCE, DECEMBER 31,
  2009....................           487                (204)             (7)             6              (99)            183
Net investment gains
  (losses) on investments
  arising during the
  period..................         2,080                  --              --             --             (728)          1,352
Reclassification
  adjustment for (gains)
  losses included in net
  income..................          (119)                 --              --             --               42             (77)
Reclassification
  adjustment for OTTI
  losses excluded from net
  income(2)...............            77                  --              --             --              (27)             50
Impact of net unrealized
  investment (gains)
  losses on deferred
  policy acquisition costs
  and deferred sales
  inducements.............            --                (692)            (11)            --              246            (457)
Impact of net unrealized
  investment (gains)
  losses on future policy
  benefits................            --                  --              --             11               (4)              7
                                 -------             -------            ----           ----          -------         -------
BALANCE, DECEMBER 31,
  2010....................       $ 2,525             $  (896)           $(18)          $ 17          $  (570)        $ 1,058
                                 =======             =======            ====           ====          =======         =======






--------


(1)  Includes cash flow hedges. See Note 12 for information on cash flow hedges.





(2) Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.


     The following rollforward provides a breakdown of the cumulative credit loss component of OTTI losses recognized in earnings of fixed maturity securities still held for which a portion of the loss was recognized in OCI (in millions):

                                                              2010   2009
                                                              ----   ----
BALANCE AT BEGINNING OF YEAR................................  $130   $ --
ADDITIONS
  Credit losses remaining in retained earnings related to
     the change in accounting principle.....................    --     47
  Credit loss impairment recognized in the current period on
     securities previously not impaired.....................    50     24
  Additional credit loss impairments recognized in the
     current period on securities previously impaired.......    29     68
REDUCTIONS
  Credit loss impairments previously recognized on
     securities which matured, were paid down, prepaid or
     sold during the period.................................     8      9
                                                              ----   ----
BALANCE AT END OF YEAR......................................  $201   $130
                                                              ====   ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


NOTE 6 -- POLICYHOLDERS' LIABILITIES

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances at December 31, 2010 and 2009 were as follows (in millions):

                                                            2010      2009
                                                          -------   -------
Deferred annuities......................................  $37,677   $35,157
Universal life contracts................................   21,642    19,893
Annuities certain.......................................      424       295
Supplementary contracts without life contingencies......      357       338
Unearned revenue liability..............................      334       350
Guaranteed minimum accumulation benefit.................      222       235
                                                          -------   -------
  TOTAL POLICYHOLDERS' ACCOUNT BALANCES.................  $60,656   $56,268
                                                          =======   =======



     Policyholders' account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable.

     Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

     The Guaranteed Minimum Accumulation Benefit ("GMAB") is the fair value of embedded derivatives on deferred annuity contracts.

     At December 31, 2010 and 2009, of the total policyholders' account balances of $60,656 million and $56,268 million, respectively, the total amounts related to policyholders' account balances that have surrender privileges were $59,814 million and $55,544 million, respectively. The amounts redeemable in cash by policyholders at December 31, 2010 and 2009 were $57,498 million and $53,300 million, respectively.

     The following table highlights the interest rate assumptions generally utilized in calculating policyholders' account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2010:



PRODUCT                     INTEREST RATE     WITHDRAWAL/SURRENDER CHARGES
-------                     ---------------   -----------------------------------------------
Deferred annuities........  1.00% to 10.00%   Surrender charges 0% to 10% for up to 10 years.
Annuities certain.........  0.50% to 5.00%    No surrender or withdrawal charges.
Universal life contracts..  2.73% to 10.00%   Various up to 19 years.
Supplementary contracts
  without life
  contingencies...........  1.50% to 3.50%    No surrender or withdrawal charges.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  FUTURE POLICY BENEFITS

     Future policy benefits at December 31, 2010 and 2009 were as follows (in millions):

                                                             2010     2009
                                                            ------   ------
Life insurance:
  Taiwan business -- 100% coinsured.......................  $  902   $  775
  Other life..............................................     129      102
                                                            ------   ------
       Total life insurance...............................   1,031      877
Individual and group payout annuities.....................   5,867    4,369
Other contract liabilities................................      39       46
                                                            ------   ------
     TOTAL FUTURE POLICY BENEFITS.........................  $6,937   $5,292
                                                            ======   ======



     Other than the 100% coinsured business, there were no amounts related to policies that have surrender privileges or amounts redeemable in cash by policyholders.

     The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2010:



PRODUCT                            MORTALITY               INTEREST RATE           ESTIMATION METHOD
-------                            ---------------------   ---------------------   ---------------------
Life insurance:                    Based upon best         3.80% to 7.50%          Net level premium
  Taiwan business --               estimates at time of                            reserve taking into
  100% coinsured                   policy issuance with                            account death
                                   provision for adverse                           benefits, lapses and
                                   deviations ("PAD").                             maintenance expenses
                                                                                   with PAD.
Individual and group payout        Based upon best         3.94% to 9.50%          Present value of
  annuities                        estimates at time of                            expected future
                                   policy issuance with                            payments at a rate
                                   PAD.                                            expected at issue
                                                                                   with PAD.


  GUARANTEED MINIMUM BENEFITS

     At December 31, 2010 and 2009, the Company had variable contracts with guarantees. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the event of death, the net amount at risk is defined as the current Guaranteed Minimum Death Benefit ("GMDB") in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance at the balance sheet date.

  VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB

     The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:


          a) Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).



          b) Ratchet: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The following table provides the account value, net amount at risk and average attained age of contract holders at December 31, 2010 and 2009 for GMDB and GMAB ($ in millions):




                                                                  2010
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)           (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $5,737            $3,103           $12,165
Net amount at risk......................       $   67            $   62           $   519
Average attained age of contract
  holders...............................           57                56                61







                                                                  2009
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)            (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $4,552            $2,283           $11,342
Net amount at risk......................       $  179            $  172           $ 1,277
Average attained age of contract
  holders...............................           58                56                61



     The following summarizes the liabilities for guarantees on variable contracts reflected in the general account in future policy benefits for GMDB and policyholders' account balances for GMAB in the accompanying Consolidated Balance Sheet (in millions):

                                                       GMDB   GMAB   TOTALS
                                                       ----   ----   ------
Balance at January 1, 2008...........................  $ 42   $ 72    $114
  Incurred guarantee benefits........................    33    244     277
  Paid guarantee benefits............................   (10)    --     (10)
                                                       ----   ----    ----
Balance at December 31, 2008.........................    65    316     381
  Incurred guarantee benefits........................     1    (81)    (80)
  Paid guarantee benefits............................   (22)    --     (22)
                                                       ----   ----    ----
Balance at December 31, 2009.........................    44    235     279
  Incurred guarantee benefits........................     5    (12)     (7)
  Paid guarantee benefits............................   (11)    (1)    (12)
                                                       ----   ----    ----
BALANCE AT DECEMBER 31, 2010.........................  $ 38   $222    $260
                                                       ====   ====    ====



     For GMABs, incurred guaranteed minimum benefits incorporate all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be embedded derivatives and are recognized at fair value through interest credited to policyholders' account balances in the accompanying Consolidated Statement of Income (refer to Note 15 -- Fair Value Measurements).

     The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Income, if actual experience or other evidence suggests that earlier assumptions should be revised.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2010 and 2009:

     - Data used was 1,000 stochastically generated investment performance scenarios.

     - Mean investment performance assumption ranged from 5.42% to 6.73% for 2010 and 5.85% to 6.88% for 2009.

     - Volatility assumption ranged from 13.47% to 15.45% for 2010 and was 14.26% for 2009.

     - Mortality was assumed to be 91.00% of the A2000 table for 2010 and 2009.

     - Lapse rates vary by contract type and duration and range from 0.50% to 30.00%, with an average of 6.30% for 2010, and 0.50% to 30.00%, with an average of 6.10% for 2009.

     - Discount rates ranged from 6.69% to 7.25% for 2010 and 6.48% to 7.29% for 2009.

     The following table presents the aggregate fair value of assets at December 31, 2010 and 2009, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

                                                    2010               2009
                                              ----------------   ----------------
                                                GMDB     GMAB      GMDB     GMAB
                                              -------   ------   -------   ------
Separate account:
  Equity....................................  $ 8,523   $1,826   $ 7,383   $1,374
  Fixed income..............................    3,412      635     2,970      462
  Balanced..................................    2,427      463     2,007      287
General account.............................    3,540      179     3,534      160
                                              -------   ------   -------   ------
     TOTAL..................................  $17,902   $3,103   $15,894   $2,283
                                              =======   ======   =======   ======



  ADDITIONAL LIABILITY FOR INDIVIDUAL LIFE PRODUCTS

     Certain individual life products require additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company's individual life contracts, this requirement primarily affects universal life policies with cost of insurance charges that are significantly less than the expected mortality costs in the intermediate and later policy durations.

     Generally, the Company has separately defined an excess insurance benefit feature to exist when expected mortality exceeds all assessments. This insurance benefit feature is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments.

     The following table summarizes the liability for excess insurance benefit features reflected in the general account in future policy benefits at December 31, 2010, 2009 and 2008 (in millions):

                                                           2010   2009   2008
                                                           ----   ----   ----
Beginning balance........................................   $45    $41    $29
Net liability increase...................................    23      4     12
                                                            ---    ---    ---
ENDING BALANCE...........................................   $68    $45    $41
                                                            ===    ===    ===


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


NOTE 7 -- SEPARATE ACCOUNTS

  SEPARATE ACCOUNTS REGISTERED WITH THE SEC

     The Company maintains separate accounts, which are registered with the SEC, for its variable deferred annuity and variable life products with assets of $17,653 million and $15,307 million at December 31, 2010 and 2009, respectively. The assets of the registered separate accounts represent investments in shares of the MainStay VP Series Fund, Inc. managed by NYL Investments and other non-proprietary funds.

  SEPARATE ACCOUNTS NOT REGISTERED WITH THE SEC

     The Company also maintains separate accounts, which are not registered with the SEC, with assets of $1,106 million and $782 million at December 31, 2010 and 2009, respectively. The assets in these separate accounts are comprised of MainStay VP Series Fund, Inc. managed by NYL Investments, other non- proprietary funds and limited partnerships.

     See Note 6 -- Policyholders' Liabilities, for information regarding separate accounts with contractual guarantees for GMDB and GMAB.

NOTE 8 -- DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

     The following is an analysis of DAC for the years ended December 31, 2010, 2009 and 2008 (in millions):


                                                      2010      2009     2008
                                                     ------   -------   ------
Balance at beginning of year.......................  $4,041   $ 4,667   $3,431
  Current year additions...........................     640       715      673
  Amortized during year............................    (557)     (312)    (349)
                                                     ------   -------   ------
  Balance at end of year before related
     adjustments...................................   4,124     5,070    3,755
  Adjustment for change in unrealized investment
     (gains)/losses................................    (695)   (1,029)     912
                                                     ------   -------   ------
  BALANCE AT END OF YEAR...........................  $3,429   $ 4,041   $4,667
                                                     ======   =======   ======




  SALES INDUCEMENTS

     Changes in deferred sales inducements included in other assets in the accompanying Consolidated Balance Sheet for the years ended December 31, 2010, 2009 and 2008 are as follows (in millions):


                                                         2010   2009   2008
                                                         ----   ----   ----
Balance at beginning of year...........................  $313   $331   $272
  Current year additions...............................   103     64     64
  Amortized during year................................   (50)   (21)   (59)
                                                         ----   ----   ----
  Balance at end of year before related adjustments....   366    374    277
  Adjustment for change in unrealized investment
     (gains)/losses....................................   (12)   (61)    54
                                                         ----   ----   ----
  BALANCE AT END OF YEAR...............................  $354   $313   $331
                                                         ====   ====   ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


NOTE 9 -- INCOME TAXES

     A summary of the components of the net total income tax expense (benefit) for the years ended December 31, 2010, 2009 and 2008, respectively, included in the accompanying Consolidated Statement of Income are as follows (in millions):



                                                        2010   2009    2008
                                                        ----   ----   -----
Current:
  Federal.............................................  $133   $206   $(167)
  State and local.....................................     3      1      --
                                                        ----   ----   -----
                                                         136    207    (167)
Deferred:
  Federal.............................................    72     53     104
                                                        ----   ----   -----
TOTAL INCOME TAX EXPENSE (BENEFIT)....................  $208   $260   $ (63)
                                                        ====   ====   =====



     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2010 and 2009, the Company recorded a net income tax receivable (payable) from (to) New York Life of $37 million and ($183) million, included in other assets and other liabilities, respectively, in the accompanying Consolidated Balance Sheet.

     The Company's actual income tax expense for the years ended December 31, 2010, 2009 and 2008, respectively, differs from the expected amount computed by applying the U.S. statutory federal income tax rate of 35% for the following reasons:

                                                         2010   2009    2008
                                                         ----   ----   -----
Statutory federal income tax rate......................  35.0%  35.0%   35.0%
Tax exempt income......................................  (3.5)% (1.1)% 149.4%
Uncertain tax position.................................  (5.6)%  0.2%   (7.5)%
Investment credits.....................................  (1.7)% (0.8)%  14.8%
Other..................................................   0.0%  (0.5)%   4.5%
                                                         ----   ----   -----
EFFECTIVE TAX RATE.....................................  24.2%  32.8%  196.2%
                                                         ====   ====   =====



     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The components of the net deferred tax liability reported in other liabilities in the accompanying Consolidated Balance Sheet as of December 31, 2010 and 2009, respectively, are as follows (in millions):

                                                             2010     2009
                                                            ------   ------
Deferred tax assets:
  Future policyholder benefits............................  $  623   $  696
  Employee and agents benefits............................      61       66
  Other...................................................      11       12
                                                            ------   ------
     Gross deferred tax assets............................     695      774
                                                            ------   ------
Deferred tax liabilities:
  DAC.....................................................     928    1,146
  Investments.............................................     787       97
  Other...................................................       1        1
                                                            ------   ------
     Gross deferred tax liabilities.......................   1,716    1,244
                                                            ------   ------
       NET DEFERRED TAX LIABILITY.........................  $1,021   $  470
                                                            ======   ======



     The Company has no net operating or capital loss carryforwards.

     The Company's federal income tax returns are routinely examined by the Internal Revenue Service ("IRS") and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2004 and is currently auditing tax years 2005 through 2007. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2010, 2009 and 2008, respectively, are as follows (in millions):




                                                         TOTAL UNRECOGNIZED
                                                            TAX BENEFITS
                                                         ------------------
                                                         2010   2009   2008
                                                         ----   ----   ----
BEGINNING OF PERIOD BALANCE............................  $117   $117   $107
Reductions for tax positions of prior years............    --     (9)    (1)
Additions for tax positions of current year............     1      9     24
Settlements with tax authorities.......................   (49)    --    (13)
                                                         ----   ----   ----
END OF PERIOD BALANCE..................................  $ 69   $117   $117
                                                         ====   ====   ====




     As of December 31, 2010, the Company had unrecognized tax benefits that, if recognized, would impact the effective tax rate by less than $1 million. The Company's total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate as of December 31, 2009 and 2008, are $44 million and $42 million, respectively. Total interest expense associated with the liability for unrecognized tax benefits for the years ended December 31, 2010, 2009 and 2008, aggregated $3 million, $6 million and $7 million, respectively, and are included in income tax expense (benefit) in the accompanying Consolidated Statement of Income. At December 31, 2010, 2009 and 2008, the Company had $14 million, $31 million and $30 million, respectively, of accrued interest associated with the liability for unrecognized tax benefits, which are reported in the accompanying Consolidated Balance Sheet (included in other liabilities). The $17 million decrease from December 31, 2009 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $3 million of interest expense and a $20 million decrease resulting from IRS settlements. The $1 million increase from December 31,

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


2008 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $6 million of interest expense and a $5 million decrease resulting from IRS settlements. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

NOTE 10 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. Currently, the Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for almost all products. The Company had typically retained 10% of each risk until 2005 when it began retaining larger shares on many products. The quota-share retained now ranges from 10% to 63% and most products are fully retained if the policy size is less than $1 million. Most of the reinsured business is on an automatic basis. Cases in excess of the Company's retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

     The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 78% and 76% of the reinsurance ceded to non-affiliates at December 31, 2010 and 2009, respectively.

     In December 2004, the Company reinsured 90% of a block of in-force life insurance business, consisting of Universal Life, Variable Universal Life ("VUL"), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance ("MODCO") for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders' account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under authoritative guidance related to derivatives and hedging, the Funds Withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $48 million and $5 million at December 31, 2010 and 2009, respectively, and is included in amounts recoverable from reinsurer in the accompanying Consolidated Balance Sheet. The change in fair value of this embedded derivative was $43 million, ($4) million and $5 million for the years ended December 31, 2010, 2009 and 2008, respectively, and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income.

     In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2010, 2009 and 2008, $1 million, $32 million and $75 million, respectively, of the deferred gain was amortized and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income. The effect of this

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



affiliated reinsurance agreement for the years ended December 31, 2010, 2009 and 2008 was as follows (in millions):

                                                       2010     2009     2008
                                                      ------   ------   ------
Fees-universal life policies ceded..................  $  293   $  283   $  305
Net revenue from reinsurance........................  $  216   $  143   $  211
Policyholders' benefits ceded.......................  $  116   $  132   $   95
Amounts recoverable from reinsurer..................  $6,193   $5,909   $5,692
Amounts payable to reinsurer........................  $6,146   $5,905   $5,653
Other liabilities (deferred gain, net of
  amortization).....................................  $   18   $   19   $   51


     Effective July 1, 2002, the Company transferred the Taiwan branch's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected in the Company's accompanying Consolidated Statement of Income.

     Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                         2010   2009   2008
                                                         ----   ----   ----
Amounts recoverable from reinsurer.....................  $902   $775   $702
Premiums ceded.........................................  $ 68   $ 68   $ 74
Benefits ceded.........................................  $ 42   $ 32   $367

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The effects of all reinsurance for the years ended December 31, 2010, 2009 and 2008 were as follows (in millions):



                                                       2010     2009     2008
                                                      ------   ------   ------
Premiums:
  Direct............................................  $1,961   $1,865   $1,447
  Assumed...........................................       2        2        2
  Ceded.............................................     (71)     (70)     (75)
                                                      ------   ------   ------
Net premiums........................................  $1,892   $1,797   $1,374
                                                      ======   ======   ======
Fees-universal life and annuity policies ceded......  $  572   $  542   $  539
Net revenue from reinsurance........................  $  218   $  145   $  206
Policyholders' benefits ceded.......................  $  410   $  384   $  704
Increase in ceded liabilities for future
  policyholder benefits.............................  $   16   $   15   $   16
Amounts recoverable from reinsurer:
  Affiliated........................................  $7,095   $6,684   $6,394
  Unaffiliated......................................  $  255   $  243   $  210
Amounts payable to reinsurer:
  Affiliated........................................  $6,148   $5,906   $5,653
  Unaffiliated......................................  $   37   $   35   $   33
Other liabilities (deferred gain, net of
  amortization).....................................  $   18   $   19   $   51


NOTE 11 -- DEBT

     Debt consisted of the following at December 31, 2010 and 2009 (in millions):

                                                               2010   2009
                                                               ----   ----
RECOURSE DEBT
  Payable to Capital Corporation.............................   $10    $51
  Other......................................................     5      5
                                                                ---    ---
     Total recourse debt.....................................    15     56
                                                                ---    ---
NON-RECOURSE DEBT
  Other......................................................     5     14
                                                                ---    ---
     Total non-recourse debt.................................     5     14
                                                                ---    ---
TOTAL DEBT...................................................   $20    $70
                                                                ===    ===



  RECOURSE DEBT

     At December 31, 2010 and 2009, the Company had an outstanding debt balance of $10 million and $51 million, respectively, with New York Life Capital Corporation ("Capital Corporation"), an indirect wholly owned subsidiary of New York Life. Refer to Note 14 -- Related Party Transactions.

     Other consists of a promissory note the Company issued on November 1, 2006, in the amount of $8 million at a fixed interest rate of 5.5% per annum in connection with the purchase of a membership interest in Aeolus Wind Power II LLC. The note calls for the Company to make quarterly payments of principal and interest with the first installment paid on January 31, 2007 and the final installment due on July 31, 2016. The note may not be prepaid in

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



whole or in part and there are no collateral requirements. The carrying amount of the note at December 31, 2010 and 2009 was $5 million.

  NON-RECOURSE DEBT

     At December 31, 2010 and 2009, the Company was required to consolidate one structured investment in which the Company is considered the primary beneficiary with an outstanding debt balance of $5 million and $14 million, respectively. Refer to Note 4 -- Investments.

NOTE 12 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency, market and credit risk. These derivative financial instruments include foreign exchange forward contracts; interest rate and equity options; interest rate, inflation, and credit default and currency swaps. The Company also uses written covered call options in order to generate income. The Company does not engage in derivative financial instrument transactions for speculative purposes. See Note 2 -- Significant Accounting Policies for a detailed discussion of the types of derivatives the Company enters into, the Company's objectives and strategies for using derivative instruments and how they are accounted for.

     The Company deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the creditworthiness of counterparties. The Company uses netting arrangements incorporated in master agreements with counterparties and adjusts transaction levels, when appropriate, to minimize risk. The Company's policy is to not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreements with the associated collateral.

     To further minimize risk, credit support annexes ("CSA") typically are negotiated as part of swap documentation entered into by the Company with counterparties. The CSA defines the terms under which collateral is transferred in order to mitigate credit risk arising from "in the money" derivative positions. The CSA requires that a derivative counterparty post collateral to secure that portion of its anticipated derivative obligation, taking into account netting arrangements, in excess of a specified threshold. Collateral received is typically invested in short-term investments. Those agreements also include credit contingent provisions whereby the threshold typically declines on a sliding scale with a decline in the counterparties' rating. In addition, certain of the Company's contracts contain provisions that require the Company to maintain a specific investment grade credit rating and if the Company's credit rating were to fall below that specified rating, the counterparty to the derivative instrument could request immediate payout or full collateralization. The Company does not have any derivative instruments with credit-risk-related contingent features that are in a net liability position with the counterparty as of December 31, 2010.

     The Company is exposed to credit-related losses in the event that a counterparty fails to perform its obligations under its contractual terms. For contracts with counterparties where no netting provisions are specified in the master agreements, in the event of default, credit exposure is defined as the fair value of contracts in a gain position at the reporting date, net of any collateral held under a CSA with that counterparty. Credit exposure to counterparties where a netting arrangement is in place, in the event of default, is defined as the net fair value, if positive, of all outstanding contracts with each specific counterparty, net of any collateral held under a CSA with that counterparty. As of December 31, 2010 and 2009, the Company held collateral for derivatives of $167 million and $153 million, respectively. Credit risk exposure in a net gain position, net of offsets and collateral, was $28 million and $58 million at December 31, 2010 and 2009, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments, which relate to interest rates, exchange rates or other financial indices.

     In September 2008, one of the Company's derivative counterparties, Lehman Brothers Special Financing Inc. ("Lehman Brothers"), filed for Chapter 11 bankruptcy. As a result, the Company terminated all derivative contracts with Lehman Brothers prior to their scheduled maturity dates. A gain of $5 million, which represents the effective portion of hedging contracts at the date they were de-designated, was recorded in AOCI. The gains will be reclassified into net investment losses in the accompanying Consolidated Statement of Income when the hedged forecasted transactions occur. At December 31, 2008 a gain from the ineffective portion of the hedge transactions of $2 million, along with the gain on contracts that did not qualify for hedge accounting of $3 million, resulted in an aggregate realized gain of $5 million in net investment losses in the accompanying Consolidated Statement of Income.

     The following table presents the notional amount, number of contracts and gross fair value of derivative instruments that are qualifying and designated as hedging instruments, by type of hedge designation, and those that are not designated as hedging instruments (excluding embedded derivatives) at December 31, 2010 and 2009 (in

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



millions, except for number of contracts). See Note 15 -- Fair Value Measurements for a discussion of valuation methods for derivative instruments.




                                              DECEMBER 31, 2010                          DECEMBER 31, 2009
                                  ----------------------------------------   ----------------------------------------
                                         VOLUME            FAIR VALUE(1)            VOLUME            FAIR VALUE(1)
                        PRIMARY   --------------------   -----------------   --------------------   -----------------
                         RISK                NUMBER OF                                  NUMBER OF
                       EXPOSURE   NOTIONAL   CONTRACTS   ASSET   LIABILITY   NOTIONAL   CONTRACTS   ASSET   LIABILITY
                       --------   --------   ---------   -----   ---------   --------   ---------   -----   ---------
DERIVATIVES
  DESIGNATED AS
  HEDGING:
CASH FLOW HEDGES:
  Interest rate
     swaps...........  Interest    $    37        2       $  8      $--       $    37        2       $  6      $--
  Currency swaps.....  Currency        203       13           *      19           218       14          1       16
                                   -------      ---       ----      ---       -------      ---       ----      ---
  TOTAL DERIVATIVES
     DESIGNATED AS
     HEDGING
     INSTRUMENTS.....                  240       15          8       19           255       16          7       16
                                   -------      ---       ----      ---       -------      ---       ----      ---
DERIVATIVES NOT
  DESIGNATED AS
  HEDGING:
  Interest rate
     swaps...........  Interest        249       37         13        9           292       42         18        7
  Interest rate
     options.........  Interest     17,760       56         58       --        19,475       47        100       --
  Swaptions..........  Interest      6,781       31         62       --            --       --         --       --
  Corridor options...  Interest     18,650      166         27       --        20,725      184         74       --
  Currency swaps.....  Currency         72        3          1        3            --       --         --       --
  Currency forwards..  Currency         34       12          1         *             *       2         --         *
  Equity options.....  Market          275       25         40       --           844       35         31       --
  Credit default
     swaps:
     Buy protection..  Credit           12        3         --         *           12        3         --        1
     Sell
       protection....  Credit            1        1         --         *            1        1         --         *
  Average call rate
     spread..........  Interest         17        2         --        1            --       --         --       --
                                   -------      ---       ----      ---       -------      ---       ----      ---
  TOTAL DERIVATIVES
     NOT DESIGNATED
     AS HEDGING
     INSTRUMENTS.....               43,851      336        202       13        41,349      314        223        8
                                   -------      ---       ----      ---       -------      ---       ----      ---
  ACCRUED INVESTMENT
     INCOME..........                   --       --         --       --            --       --           *      --
                                   -------      ---       ----      ---       -------      ---       ----      ---
TOTAL DERIVATIVES....              $44,091      351       $210      $32       $41,604      330       $230      $24
                                   =======      ===       ====      ===       =======      ===       ====      ===






--------


*    Amounts are less than $1 million.





(1) The estimated fair value of all derivatives in an asset position is reported within other investments, with the exception of accrued investment income, which is reported with investment income due and accrued in the accompanying Consolidated Balance Sheet, and the estimated fair value of all derivatives in a liability position, including investment income payable on derivatives, is reported within other liabilities in the accompanying Consolidated Balance Sheet. For 2010, accrued investment income on derivatives and investment income payable on derivatives was excluded from the above table.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  CASH FLOW HEDGES

     The following table presents the effects of derivatives in cash flow hedging relationships in the accompanying Consolidated Statement of Income and the Consolidated Statement of Stockholder's Equity for the years ended December 31, 2010, 2009 and 2008 (in millions):




                                           AMOUNT OF                   AMOUNT OF                   AMOUNT OF
                                          GAIN (LOSS)                 GAIN (LOSS)                 GAIN (LOSS)
                                         RECOGNIZED IN             RECLASSIFIED FROM           RECLASSIFIED FROM
                                       OCI ON DERIVATIVE          AOCI INTO NET INCOME        AOCI INTO NET INCOME
                                    (EFFECTIVE PORTION)(1)        (EFFECTIVE PORTION)        (INEFFECTIVE PORTION)
                                    ----------------------     -------------------------     ---------------------
                                                                   NET            NET
                                                               INVESTMENT     INVESTMENT
                                                                 LOSSES         INCOME
                                                               ----------


                                                                              ----------
FOR THE YEAR ENDED 12/31/2010:
Interest rate contracts........              $ 10                  $ 8           $  1                 $--
Currency contracts.............               (12)                  (7)            (2)                 --
                                             ----                  ---           ----                 ---
Total..........................              $ (2)                 $ 1           $ (1)                $--
                                             ====                  ===           ====                 ===
FOR THE YEAR ENDED 12/31/2009:
Interest rate contracts........              $(20)                 $ 4           $ (1)                $--
Currency contracts.............               (32)                  --            (12)                 --
                                             ----                  ---           ----                 ---
Total..........................              $(52)                 $ 4           $(13)                $--
                                             ====                  ===           ====                 ===
FOR THE YEAR ENDED 12/31/2008:
Interest rate contracts........              $ 21                  $--           $ --                 $--
Currency contracts.............                24                   --             10                  --
                                             ----                  ---           ----                 ---
Total..........................              $ 45                  $--           $ 10                 $--
                                             ====                  ===           ====                 ===




--------


(1) The amount of gain (loss) recognized in OCI is reported as a change in net unrealized investment gains (losses), a component of AOCI, in the accompanying Consolidated Statement of Stockholder's Equity.


     In 2010, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging. In December 31, 2009, the Company discontinued cash flow hedge accounting on an interest rate swap that was hedging the forecasted interest payments on an underlying interest only strip for which a $4 million impairment loss was taken on the underlying bond. The Company believes that it is no longer probable that all of the remaining forecasted cash flows will still occur due to credit concerns. Hedge accounting was discontinued and an offsetting gain of $4 million has been reclassified from AOCI into net investment losses in the accompanying Consolidated Statement of Income at December 31, 2009. There are no deferred gains or losses remaining in OCI after the reclassification. The swap will be carried at fair value with changes recognized in net investment losses. In 2008, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging.

     There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



     Presented below is a roll forward of the components of AOCI, before taxes, related to cash flow hedges (in millions):




                                                          2010   2009   2008
                                                          ----   ----   ----
Balance, beginning of year..............................  $(10)  $ 33   $ (2)
(Losses) gains deferred in OCI on the effective portion
  of cash flow hedges...................................    (2)   (52)    45
Losses (gains) reclassified to net income...............    --      9    (10)
                                                          ----   ----   ----
Balance, end of year....................................  $(12)  $(10)  $ 33
                                                          ====   ====   ====



     For cash flow hedges, the estimated amount of existing losses that are reported in AOCI at December 31, 2010 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is less than $1 million.

  DERIVATIVES NOT QUALIFYING OR DESIGNATED AS HEDGING INSTRUMENTS

     The Company has derivative instruments that are not designated or do not qualify for hedge accounting treatment. The following table provides the income statement classification and amount of gains and losses on derivative instruments not designated as hedging instruments for the years ended December 31, 2010, 2009 and 2008 (in millions):




                                                            AMOUNT OF GAIN
                                                          (LOSS) RECOGNIZED
                                                              IN INCOME
                                                          ON DERIVATIVES(1)
                                                         -------------------
                                                          2010   2009   2008
                                                         -----   ----   ----
Interest rate swaps....................................  $  (6)  $ 13    $--
Swaptions..............................................     11     --     --
Interest rate caps.....................................    (55)     1     --
Currency swaps.........................................     (2)    --     --
Corridor options.......................................    (47)    56    (30)
Currency forwards......................................      2     (1)    --
Equity options.........................................     (6)   (53)    44
Futures................................................    (32)   (16)    --
Bond forwards..........................................     25     --     --
Credit default swaps
  CDS -- buy protection................................       *    (1)    (1)
  CDS -- sell protection...............................       *      *    (1)
                                                         -----   ----    ---
Total..................................................  $(110)  $ (1)   $12
                                                         =====   ====    ===






--------


*    Recognized loss is less than $1 million.





(1) The amount of gain (loss) is reported within net investment gains (losses) in the Consolidated Statement of Income.


     The Company enters into credit default swaps ("CDS") both to buy loss protection from, and sell loss protection to a counterparty in the event of default of a reference obligation or a reference pool of assets. The Company also sells CDS protection on a basket of U.S. securities and indexes in order to swap the credit risk from certain foreign denominated fixed maturities. The approximate term of these contracts ranges from three to ten years. At December 31, 2010, 2009 and 2008, the Company had four open contracts, for CDS at a notional amount of $13 million, with a negative fair value of less than $1 million, $1 million and $2 million, respectively. Realized

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



gains of less than $1 million, which includes realized gains of less than $1 million related to credit protection sold, were recorded for the year ended December 31, 2010. For the year ended December 31, 2009, realized losses of $1 million, which includes realized gains of less than $1 million related to credit protection sold, were recorded. For the year ended December 31, 2008, realized losses of $2 million, which includes realized losses of $1 million related to credit protection sold, were recorded. These amounts are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     The maximum amount the Company would be required to pay under swaps in which credit protection was sold, assuming all referenced obligations default at a total loss without recoveries, would be $1 million for December 31, 2010, 2009 and 2008. The market value of swaps for credit protection sold was less than $1 million for December 31, 2010, 2009 and 2008. The Company posted collateral in the amount of $1 million, $2 million and $1 million for December 31, 2010, 2009 and 2008 respectively, on open positions for credit protection sold.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. As of December 31, 2010 and 2009, there were no embedded derivatives that could not be separated from their host contracts.

     The following table presents the fair value amounts of the Company's embedded derivatives at December 31, 2010 and 2009 (in millions):




                                                                                  FAIR VALUE
                                                                                 -----------
                                                  BALANCE SHEET LOCATION         2010   2009
                                           -----------------------------------   ----   ----
EMBEDDED DERIVATIVES IN ASSET HOST
  CONTRACTS:
Other(1).................................  Amounts recoverable from reinsurers   $ 48   $  5
EMBEDDED DERIVATIVES IN LIABILITY HOST
  CONTRACTS:
Guaranteed minimum accumulation
  benefits(1)............................  Policyholders' account balances       $222   $235



--------


(1) For further information on these embedded derivatives refer to Note 15 -- Fair Value Measurements.


     The following table presents the changes in fair value related to embedded derivatives for the years ended December 31, 2010, 2009 and 2008 (in millions):



                                                          2010   2009   2008
                                                          ----   ----   ----
Net revenue from reinsurance............................  $ 43    $(4)  $  6
Interest credited to policyholders' account balances....  $(25)   $90)  $236


NOTE 13 -- COMMITMENTS AND CONTINGENCIES

  LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the consolidated financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

  ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. In the U.S. these associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

     The Company received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in remaining guaranty fund assessments against the Company of approximately $39 million and $12 million which have been accrued in other liabilities in the accompanying Consolidated Balance Sheet for the years ended December 31, 2010 and 2009, respectively.

  GUARANTEES

     The Company, in the ordinary course of its business, has numerous agreements with respect to its related parties and other third-parties. In connection with such agreements there may be related commitments or contingent liabilities, which may take the form of guarantees. The Company believes the ultimate liability that could result from these guarantees would not have a material adverse effect on the Company's financial position.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2010 and 2009, $452 million and $449 million, respectively, of the Company's fixed maturity securities were on loan to others. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss. At December 31, 2010 and 2009, the Company recorded cash collateral received under these agreements $461 million, and established a corresponding liability for the same amount, which is included in other liabilities in the accompanying Consolidated Balance Sheet. The Company did not hold collateral in the form of securities at December 31, 2010 and 2009.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2010 and 2009, the Company had agreements to purchase and resell securities, which are reflected in the accompanying Consolidated Balance Sheet, totaling $146 million and $172 million at an average coupon rate of 0.19% and 0.01%, respectively. At December 31, 2010 and 2009, the Company had agreements to sell and repurchase securities, which are reflected in the accompanying Consolidated Balance Sheet, totaling $182 million and $535 million at an average coupon rate of 3.94% and 4.23%, respectively.

  LIENS

     Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


NOTE 14 -- RELATED PARTY TRANSACTIONS

     The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $723 million, $684 million and $668 million for the years ended December 31, 2010, 2009 and 2008, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Income.

     In 2009, the Company received a $1 billion capital contribution in the form of cash of $877 million and fixed maturity securities having a fair value of $123 million, by New York Life. In 2008, the Company received a $1,218 million capital contribution in the form of securities and cash by New York Life. The securities consisted of unaffiliated common stock having a fair value of $902 million, and fixed maturities having a fair value of $301 million. Cash and receivables transferred amounted to $15 million.

     During 2009, the Company sold equity securities in the amount of $266 million to New York Life. The Company also purchased, primarily, fixed maturity and equity securities in the amount of $1,123 million from New York Life.

     The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. The aircraft is to be used by members of senior management and directors for business travel under certain circumstances. Personal use of the aircraft by employees and directors is not permitted. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. For the years ended December 31, 2010, 2009 and 2008, the Company's share of expenses associated with the lease of the aircraft was $1 million. The agreement expired in November 2009, with automatic one-year renewals, unless terminated earlier. The agreement was renewed for five years, until November 2014.

     The Company has entered into investment advisory and administrative services agreements with NYL Investments whereby NYL Investments provides investment advisory services to the Company. At December 31, 2010, 2009 and 2008, the total cost for these services amounted to $69 million, $53 million and $46 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYL Investments has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYL Investments, the administrator of the Fund, and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYL Investments pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYL Investments for the years ended December 31, 2010, 2009 and 2008 of $16 million, $13 million, and $15 million, respectively.

     At December 31, 2010 and 2009, the Company had a net liability of $241 million and $221 million, respectively, for the above-described services, which are included in other assets and other liabilities in the accompanying Consolidated Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days. The terms of the investment advisory agreements require payment ten days from receipt of bill.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     To satisfy its obligations under certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities, the Company owns certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 4.42% to 7.81%. At December 31, 2010 and 2009, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Balance Sheet amounted to $5,454 million and $4,858 million, respectively. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations range from 5.84% to 6.14%. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2010 and 2009, the amount of outstanding reserves on these contracts included in future policy benefits was $173 million and $176 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities' registered representatives of $85 million, $65 million and $86 million, for the years ended December 31, 2010, 2009 and 2008, respectively.

     In addition, the Company entered into a service fee agreement with NYLIFE Securities effective July 1, 2008, as amended on July 1, 2009, whereby NYLIFE Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2010, 2009 and 2008, the Company incurred an expense of $29 million, $28 million and $14 million, respectively, under this agreement. At December 31, 2010 and 2009, the Company recorded no payables to NYLIFE Securities under this agreement.

     The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2010 and 2009.

     The Company also has a credit agreement with New York Life, dated September 30, 1993, under which the Company can borrow up to $490 million. During 2010, 2009 and 2008, the credit facility was not used, no interest was paid and no outstanding balance was due.

     On December 23, 2004, the Company entered into a credit agreement with Capital Corporation under which the Company can borrow up to $490 million. As of December 31, 2010 and 2009 there was $10 million and $51 million outstanding to Capital Corporation, respectively. Interest expense for 2010 and 2009 was less than $1 million. There was no interest expense for 2008.

     During August 2003, the Company transferred without recourse several private placement debt securities to MCF. MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2010 and 2009, the Company recorded a receivable from MCF, included in investments in affiliates in the accompanying Consolidated Balance Sheet, of $5 million. The Company received interest payments from MCF of less than $1 million for each of the years ended December 31, 2010, 2009 and 2008.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The Company has purchased from MCF participations in collateralized loans to third-parties underwritten by MCF. Under the participation agreements, the Company assumes the performance risk on these loans with no recourse against MCF. In 2010 the Company did not purchase any new loans only additional debt with existing loans. In 2009 the Company purchased certain loans from MCF with a total commitment amount of $73 million. At December 31, 2010, the Company held loans with a total commitment amount of $308 million of which $250 million had been funded and $58 million remained unfunded. At December 31, 2009, the Company held loans with a total commitment amount of $420 million of which $329 million had been funded and $91 million remained unfunded. These loans are reported in other investments in the accompanying Consolidated Balance Sheet.

     On April 30, 2010, the Company entered into a revolving loan agreement with MCF, effective as of January 1, 2010 (the "MCF Loan Agreement"). The MCF Loan Agreement establishes the terms under which the Company may provide funding to MCF for commitments to fund senior debt, subordinated debt and equity investments, each having different terms and conditions, in each case entered into on or after January 1, 2010. The principal amount provided to MCF cannot exceed 2.5% of the Company's statutory admitted assets as of December 31 of the prior year, provided that the total aggregate funding provided to or on behalf of MCF by New York Life and its affiliates will not exceed the lesser of $3.2 billion or 3% of New York Life's statutory admitted assets as of December 31 of the prior year. All outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon will be due in full on July 1, 2015. At December 31, 2010, the outstanding balance of loans to MCF under the MCF Loan Agreement was $533 million. These loans are reported in investments in affiliates in the accompanying Consolidated Balance Sheet. During 2010, the Company received interest payments from MCF totaling $8 million, which are included in net investment income in the accompanying Consolidated Statement of Income.

     The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Target Life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $18 million, $17 million and $4 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     The Company has an arrangement with NYLIFE Insurance Company of Arizona ("NYLAZ"), a wholly owned subsidiary of New York Life, whereby a policyholder may convert a NYLAZ term policy to a permanent cash value life insurance policy issued by the Company without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $7 million, $6 million, and $2 million from NYLAZ for the years ended December 31, 2010, 2009 and 2008, respectively.

     The Company has issued various Corporate Owned Life Insurance policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2010 and 2009, the Company recorded liabilities of approximately $2,823 million and $2,601 million, respectively, which are included in policyholders' account balances and separate account liabilities in the accompanying Consolidated Balance Sheet.

     The Company has also issued various Corporate Owned Life Insurance policies to separate Voluntary Employees' Beneficiary Association (VEBA) trusts formed for the benefit of New York Life's retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2010 and 2009, policyholders' account balances and separate account liabilities related to these policies aggregated $285 million and $270 million, respectively.

     The Company has an agreement with NYLINK Insurance Agency Incorporated ("NYLINK"), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company's products through NYLINK's subagents. For the years ended December 31, 2010 and 2009, the Company recorded

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



commission and fee expense to NYLINK agents of $4 million. For the year ended December 31, 2008 the Company recorded commission and fee expense to NYLINK agents of $3 million.

     Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (see Note 10 -- Reinsurance for more details).

     Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (see Note 10 -- Reinsurance for more details).

NOTE 15 --  FAIR VALUE MEASUREMENTS

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

     The levels of the fair value hierarchy are based on the inputs to the valuation as follows:


LEVEL 1 Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
LEVEL 2 Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs.
         Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.
LEVEL 3 Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management's own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact.
         Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company's understanding of the market and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs; they are classified as Level 3.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



     The following tables represent the balances of assets and liabilities measured at fair value on a recurring basis as of December 31, 2010 and 2009 (in millions):



                                                                      2010
                                            -------------------------------------------------------
                                              QUOTED PRICES
                                                IN ACTIVE      SIGNIFICANT    SIGNIFICANT
                                               MARKETS FOR      OBSERVABLE   UNOBSERVABLE
                                            IDENTICAL ASSETS      INPUTS        INPUTS
                                                (LEVEL 1)       (LEVEL 2)      (LEVEL 3)     TOTAL
                                            ----------------   -----------   ------------   -------
Fixed maturities -- Available-for-sale:
  U. S. treasury agency and government
     guaranteed...........................       $               $ 2,940        $    6      $ 2,946
  U.S. agencies, state and municipal......            --           1,222            10        1,232
  Foreign governments.....................            --             817            11          828
  U.S. corporate..........................            --          25,710           134       25,844
  Foreign corporate.......................            --           7,190            82        7,272
  Residential mortgage-backed securities..            --          16,282         1,100       17,382
  Commercial mortgage-backed securities...            --           5,150             3        5,153
  Asset-backed securities.................            --           3,147           564        3,711
  Redeemable preferred stock..............            --               6            --            6
                                                 -------         -------        ------      -------
Total fixed maturities -- Available-for-
  sale....................................            --          62,464         1,910       64,374
                                                 -------         -------        ------      -------
Fixed maturities -- Trading
  Foreign governments.....................            --               1            --            1
  Asset-backed securities.................            --              76            19           95
                                                 -------         -------        ------      -------
Total fixed maturities -- Trading.........            --              77            19           96
                                                 -------         -------        ------      -------
Equity securities:
  Common stock............................            15              --             6           21
  Non-redeemable preferred stock..........            --               2             3            5
                                                 -------         -------        ------      -------
Total equity securities...................            15               2             9           26
                                                 -------         -------        ------      -------
Derivative assets (including embedded)....            --             211            --          211
Securities purchased under agreements to
  resell..................................            --             146            --          146
Cash and cash equivalents.................             9             730            --          739
Amounts recoverable from reinsurers.......            --              --            48           48
Separate account assets(1)................        18,336             309           114       18,759
                                                 -------         -------        ------      -------
TOTAL ASSETS ACCOUNTED FOR AT FAIR
VALUE ON A RECURRING BASIS................       $18,360         $63,939        $2,100      $84,399
                                                 =======         =======        ======      =======
Policyholders' account balances(2)........            --              --           222          222
Derivative liabilities....................            --              32             1           33
                                                 -------         -------        ------      -------
TOTAL LIABILITIES ACCOUNTED FOR AT FAIR
VALUE ON A RECURRING BASIS................       $    --         $    32        $  223      $   255
                                                 =======         =======        ======      =======






--------


(1) Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company's policy (see Note 2 -- Significant Accounting Policies).



(2) Policyholders' account balances represent embedded derivatives bifurcated from host contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)





                                                                      2009
                                            -------------------------------------------------------
                                              QUOTED PRICES
                                                IN ACTIVE      SIGNIFICANT    SIGNIFICANT
                                               MARKETS FOR      OBSERVABLE   UNOBSERVABLE
                                            IDENTICAL ASSETS      INPUTS        INPUTS
                                                (LEVEL 1)       (LEVEL 2)      (LEVEL 3)     TOTAL
                                            ----------------   -----------   ------------   -------
Fixed maturities -- Available-for-sale:
  U. S. treasury agency and government
     guaranteed...........................       $    --         $ 2,991        $    8      $ 2,999
  U.S. agencies, state and municipal......            --             725            --          725
  Foreign governments.....................            --             757            25          782
  U.S. corporate..........................            --          23,207           142       23,349
  Foreign corporate.......................            --           5,993           328        6,321
  Residential mortgage-backed securities..            --          14,483           775       15,258
  Commercial mortgage-backed securities...            --           4,879            26        4,905
  Asset-backed securities.................            --           2,389           510        2,899
  Redeemable preferred stock..............            --              10            --           10
                                                 -------         -------        ------      -------
Total fixed maturities -- Available-for-
  sale....................................            --          55,434         1,814       57,248
                                                 -------         -------        ------      -------
Fixed maturities -- Trading...............            --              21            22           43
Equity securities:
  Common stock............................            40              --             4           44
  Non-redeemable preferred stock..........            --               3            --            3
                                                 -------         -------        ------      -------
Total equity securities...................            40               3             4           47
                                                 -------         -------        ------      -------
Derivative assets (including
  embedded)(1)............................            --             229             1          230
Securities purchased under agreements to
  resell..................................            --             172            --          172
Investment, at fair value, of consolidated
  investment company......................            --             137            --          137
Cash and cash equivalents.................             9             427            --          436
Amounts recoverable from reinsurers.......            --              --             5            5
Separate account assets(2)................        15,819             221            49       16,089
                                                 -------         -------        ------      -------
TOTAL ASSETS ACCOUNTED FOR AT FAIR VALUE
  ON A RECURRING BASIS....................       $15,868         $56,644        $1,895      $74,407
                                                 =======         =======        ======      =======
Policyholders' account balances(3)........            --              --           235          235
Derivative liabilities....................            --              24            --           24
                                                 -------         -------        ------      -------
TOTAL LIABILITIES ACCOUNTED FOR AT FAIR
  VALUE ON A RECURRING BASIS..............       $    --         $    24        $  235      $   259
                                                 =======         =======        ======      =======






--------


(1)  Includes less than $1 million derivative investment income due and accrued.





(2) Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company's policy (see Note 2 -- Significant Accounting Policies).





(3) Policyholders' account balances represent embedded derivatives bifurcated from host contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


TRANSFERS BETWEEN LEVELS

     Transfers between levels may occur due to changes in valuation sources, or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. The Company's policy is to assume the transfer occurs at the beginning of the period.

  TRANSFERS BETWEEN LEVELS 1 AND 2

     Periodically the Company has transfers between Level 1 and Level 2 for assets and liabilities.

     During the twelve months ended December 31, 2010, transfers between Levels 1 and 2 were not significant.

  TRANSFERS INTO AND OUT OF LEVEL 3

     The Company's basis for transferring assets and liabilities into and/or out of Level 3 is based on the changes in the observability of data.

     Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

     During the year ended December 31, 2010, the Company transferred $270 million of securities into Level 3 consisting of fixed maturity available-for-sale securities and separate accounts assets. The transfers into Level 3 related to fixed maturity available-for-sale securities were primarily due to unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third-party pricing services (that could be validated) was utilized. For the separate account assets, transfers into Level 3 are related to limited partnership investments that are restricted with respect to transfers or withdrawals.

     Transfers out of Level 3 of $630 million during the year ended December 31, 2010 was primarily due to significant increase in market activity, or one or more significant input(s) becoming observable for fixed maturity available-for-sale and trading securities.

     Net transfers into (out of) Level 3 for fixed maturity available-for-sale securities totaled ($909) million during the year ended December 31, 2009. For the year ended December 31, 2009, transfers out of Level 3 were primarily the result of observable inputs utilized within valuation methodologies and observable information from third party pricing services or internal models in place of previous broker quotes. Partially offsetting these transfers out of Level 3 were transfers into Level 3 due to the use of unobservable inputs in valuation methodologies as well as the utilization of broker quotes for certain assets.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The tables below present a reconciliation of all Level 3 assets and liabilities for the years ended December 31, 2010 and 2009 (in millions):


                                                                    2010
                                      ---------------------------------------------------------------
                                      U.S. TREASURY      U.S.
                                        AGENCY AND    AGENCIES,
                                        GOVERNMENT    STATE AND     FOREIGN        U.S.      FOREIGN
                                        GUARANTEED    MUNICIPAL   GOVERNMENTS   CORPORATE   CORPORATE
                                      -------------   ---------   -----------   ---------   ---------
CHANGES IN FAIR VALUE OF LEVEL 3
  ASSETS AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR.......       $ 8           $--          $ 25         $142       $ 328
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment gains
          (losses)..................        --            --            --           (2)        (13)
       Net investment income(1).....        --            --            --           --          --
       Net revenue from
          reinsurance...............        --            --            --           --          --
       Interest credited to
          policyholders' account
          balances..................        --            --            --           --          --
     Other comprehensive income.....         1            --            --            5          (2)
  Purchases, sales, issuances and
     settlements....................        (3)           10            11           15         (75)
  Transfers into Level 3(2).........        --            --            --           25          69
  Transfers (out of) Level 3(2).....        --            --           (25)         (51)       (225)
                                           ---           ---          ----         ----       -----
FAIR VALUE, END OF YEAR.............       $ 6           $10          $ 11         $134       $  82
                                           ===           ===          ====         ====       =====






                                      RESIDENTIAL   COMMERCIAL                   TOTA FIXED      ASSET-
                                       MORTGAGE-     MORTGAGE-                  MATURITIES-      BACKED
                                         BACKED       BACKED     ASSET-BACKED    AVAILABLE-   SECURITIES-
                                       SECURITIES   SECURITIES    SECURITIES      FOR-SALE      TRADING
                                      -----------   ----------   ------------   -----------   -----------
CHANGES IN FAIR VALUE OF LEVEL 3
  ASSETS AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR.......    $   775        $ 26          $ 510         $1,814         $22
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
     Net investment gains (losses)..         --          --             (6)           (21)         --
     Net investment income(1).......         20          --              2             22          --
     Net revenue from reinsurance...         --          --             --             --          --
     Interest credited to
       policyholders' account
       balances.....................         --          --             --             --          --
     Other comprehensive income.....         23           4             30             61          --
  Purchases, sales, issuances and
     settlements....................        331         (23)           160            426          (1)
  Transfers into Level 3(2).........        139           1              2            236          --
  Transfers (out of) Level 3(2).....       (188)         (5)          (134)          (628)         (2)
                                        -------        ----          -----         ------         ---
FAIR VALUE, END OF YEAR.............    $ 1,100        $  3          $ 564         $1,910         $19
                                        =======        ====          =====         ======         ===


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



                                                                    2010
                                        -----------------------------------------------------------
                                                    NON-                   DERIVATIVE     AMOUNTS
                                                 REDEEMABLE      TOTAL       ASSETS     RECOVERABLE
                                        COMMON    PREFERRED     EQUITY     (INCLUDING       FROM
                                         STOCK      STOCK     SECURITIES    EMBEDDED)    REINSURERS
                                        ------   ----------   ----------   ----------   -----------
CHANGES IN FAIR VALUE OF LEVEL 3
  ASSETS AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR.........    $ 4        $--          $ 4          $ 1          $  5
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment gains (losses)..      2         --            2           --            --
       Net investment income(1).......     --         --           --           --            --
       Net revenue from reinsurance...     --         --           --           --            43
       Interest credited to
          policyholders' account
          balances....................     --         --                        --            --
     Other comprehensive income.......     (1)         3            2           (1)           --
  Purchases, sales, issuances and
     settlements......................      1         --            1           --            --
  Transfers into Level 3(2)...........     --         --           --           --            --
  Transfers (out of) Level 3(2).......     --         --           --           --            --
                                          ---        ---          ---          ---          ----
FAIR VALUE, END OF YEAR...............    $ 6        $ 3          $ 9          $--          $ 48
                                          ===        ===          ===          ===          ====






                                         SEPARATE            POLICYHOLDERS'
                                          ACCOUNT    TOTAL       ACCOUNT       DERIVATIVE      TOTAL
                                          ASSETS    ASSETS      BALANCES      LIABILITIES   LIABILITIES
                                         --------   ------   --------------   -----------   -----------
CHANGES IN FAIR VALUE OF LEVEL 3 ASSETS
  AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR..........    $ 49     $1,895        $ 235           $--           $235
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment gains (losses)...      --        (19)          --             1              1
       Net investment income(1)........      --         22           --            --             --
       Net revenue from reinsurance....      --         43           --            --             --
       Interest credited to
          policyholders' account
          balances.....................      --         --          (25)           --             --
     Other comprehensive income........       4         66           --            --             --
  Purchases, sales, issuances and
     settlements.......................      27        453           12            --             12
  Transfers into Level 3(2)............      34        270           --            --             --
  Transfers (out of) Level 3(2)........      --       (630)          --            --             --
                                           ----     ------        -----           ---           ----
FAIR VALUE, END OF YEAR................    $114     $2,100        $ 222           $ 1           $223
                                           ====     ======        =====           ===           ====






--------


(1) Net investment income (loss) includes amortization of discount and premium on fixed maturity securities.





(2) Transfers into (out of) Level 3 are reported at the value as of beginning of the year in which the transfer occurred.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



                                                                    2009
                                      ---------------------------------------------------------------
                                      U.S. TREASURY      U.S.
                                        AGENCY AND    AGENCIES,
                                        GOVERNMENT    STATE AND     FOREIGN        U.S.      FOREIGN
                                        GUARANTEED    MUNICIPAL   GOVERNMENTS   CORPORATE   CORPORATE
                                      -------------   ---------   -----------   ---------   ---------
CHANGES IN FAIR VALUE OF LEVEL 3
  ASSETS AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR.......       $ 5           $ 3          $ 9         $ 300       $ 328
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment (losses)
          gains.....................        --            --           --           (11)        (12)
       Net investment income(1).....        --            --           --            --          --
       Net revenue from
          reinsurance...............        --            --           --            --          --
       Interest credited to
          policyholders' account
          balances..................        --            --           --            --          --
     Other comprehensive income.....        (1)           --           --            40          47
  Purchases, sales, issuances and
     settlements....................         9            --           25           (39)        118
  Transfers into (out of) Level
     3(2)...........................        (5)           (3)          (9)         (148)       (153)
                                           ---           ---          ---         -----       -----
FAIR VALUE, END OF YEAR.............       $ 8           $--          $25         $ 142       $ 328
                                           ===           ===          ===         =====       =====






                                         RESIDENTIAL   COMMERCIAL                   FIXED
                                          MORTGAGE-     MORTGAGE-     ASSET-      MATURITY
                                            BACKED       BACKED       BACKED       TRADING    COMMON
                                          SECURITIES   SECURITIES   SECURITIES   SECURITIES    STOCK
                                         -----------   ----------   ----------   ----------   ------
CHANGES IN FAIR VALUE OF LEVEL 3 ASSETS
  AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR..........     $ 609          $13         $ 503         $36        $ 1
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment (losses) gains...         1            1             2          (3)        --
       Net investment income(1)........        --           --             1           3         --
       Net revenue from reinsurance....        --           --            --          --         --
       Interest credited to
          policyholders' account
          balances.....................        --           --            --          --         --
     Other comprehensive income........         1           --            (6)         --          2
  Purchases, sales, issuances and
     settlements.......................       578            3           188          (7)         2
  Transfers into (out of) Level 3(2)...      (414)           9          (178)         (7)        (1)
                                            -----          ---         -----         ---        ---
FAIR VALUE, END OF YEAR................     $ 775          $26         $ 510         $22        $ 4
                                            =====          ===         =====         ===        ===


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



                                                                     2009
                                                 --------------------------------------------
                                                                AMOUNTS
                                                              RECOVERABLE   SEPARATE
                                                 DERIVATIVE       FROM       ACCOUNT    TOTAL
                                                   ASSETS      REINSURERS    ASSETS    ASSETS
                                                 ----------   -----------   --------   ------
CHANGES IN FAIR VALUE OF LEVEL 3 ASSETS AND
  LIABILITIES
FAIR VALUE, BEGINNING OF YEAR..................      $ 4          $ 9         $ 151    $1,971
  Total gains (losses) (realized/unrealized):
  Included in earnings
       Net investment (losses) gains...........       --           --            (2)      (24)
       Net investment income(1)................       --           --            --         4
       Net revenue from reinsurance............       --           (4)           --        (4)
       Interest credited to policyholders'
          account balances.....................       --           --            --        --
     Other comprehensive income................       (3)          --            --        80
  Purchases, sales, issuances and settlements..       --           --          (100)      777
  Transfers into (out of) Level 3(2)...........       --           --            --      (909)
                                                     ---          ---         -----    ------
FAIR VALUE, END OF YEAR........................      $ 1          $ 5         $  49    $1,895
                                                     ===          ===         =====    ======






                                                              POLICYHOLDERS'
                                                                  ACCOUNT         TOTAL
                                                                 BALANCES      LIABILITIES
                                                              --------------   -----------
CHANGES IN FAIR VALUE OF LEVEL 3 ASSETS AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR...............................       $316            $316
  Total gains (losses) (realized/unrealized):
  Included in earnings
       Net investment (losses) gains........................         --              --
       Net investment income(1).............................         --              --
       Net revenue from reinsurance.........................         --              --
       Interest credited to policyholders' account
          balances..........................................        (90)            (90)
     Other comprehensive income.............................         --              --
  Purchases, sales, issuances and settlements...............          9               9
  Transfers into (out of) Level 3(2)........................         --              --
                                                                   ----            ----
FAIR VALUE, END OF YEAR.....................................       $235            $235
                                                                   ====            ====






--------


(1) Net investment income (loss) includes amortization of discount and premium on fixed maturities.





(2) Transfers into (out of) Level 3 are reported at the value as of beginning of the year in which the transfer occurred.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The tables below include the unrealized gains or losses for the years ended December 31, 2010 and 2009 by category for Level 3 assets and liabilities still held at December 31, 2010 and 2009 (in millions):


                                                                     2010
                                      -----------------------------------------------------------------
                                      U.S. TREASURY,                           RESIDENTIAL   COMMERCIAL
                                        AGENCY AND                              MORTGAGE-     MORTGAGE-
                                        GOVERNMENT        U.S.      FOREIGN       BACKED       BACKED
                                        GUARANTEED     CORPORATE   CORPORATE    SECURITIES   SECURITIES
                                      --------------   ---------   ---------   -----------   ----------
UNREALIZED GAINS (LOSSES) RELATING
  TO LEVEL 3 ASSETS STILL HELD
EARNINGS :
  Total gains (losses)
     (realized/unrealized)
  Included in earnings:
       Net investment gains
          (losses)..................        $--           $--         $(20)        $ 1           $--
       Net investment income........         --            --           --          18            --
       Net revenue from
          reinsurance...............         --            --           --          --            --
       Interest credited to
          policyholders' account
          balances..................         --            --           --          --            --
     Other comprehensive
       gains/(losses)...............          1             4            5          22            (1)
                                            ---           ---         ----         ---           ---
TOTAL CHANGE IN UNREALIZED GAINS
  (LOSSES)..........................        $ 1           $ 4         $(15)        $41           $(1)
                                            ===           ===         ====         ===           ===






                                                                         NON-        AMOUNTS
                                                  ASSET-              REDEEMABLE   RECOVERABLE
                                                  BACKED     COMMON    PREFERRED       FROM
                                                SECURITIES    STOCK      STOCK      REINSURERS
                                                ----------   ------   ----------   -----------
UNREALIZED GAINS (LOSSES) RELATING TO LEVEL 3
  ASSETS STILL HELD
EARNINGS :
  Total gains (losses) (realized/unrealized)
  Included in earnings:
       Net investment gains (losses)..........      $(6)       $ 2        $--          $--
       Net investment income..................        1         --         --           --
       Net revenue from reinsurance...........       --         --         --           43
       Interest credited to policyholders'
       account balances.......................       --         --         --           --
     Other comprehensive gains/(losses).......       24         --          3           --
                                                    ---        ---        ---          ---
TOTAL CHANGE IN UNREALIZED GAINS (LOSSES).....      $19        $ 2        $ 3          $43
                                                    ===        ===        ===          ===


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



                                                                         2010
                                                  -------------------------------------------------
                                                   SEPARATE            POLICYHOLDERS'
                                                   ACCOUNT     TOTAL       ACCOUNT         TOTAL
                                                  ASSETS(1)   ASSETS      BALANCES      LIABILITIES
                                                  ---------   ------   --------------   -----------
UNREALIZED GAINS (LOSSES) RELATING TO LEVEL 3
  ASSETS STILL HELD
EARNINGS :
  Total gains (losses) (realized/unrealized)
  Included in earnings:
       Net investment gains (losses)............     $--       $(23)        $ --            $ --
       Net investment income....................      --         19           --              --
       Net revenue from reinsurance.............      --         43           --              --
       Interest credited to policyholders'
          account balances......................      --         --          (16)            (16)
     Other comprehensive gains/(losses).........       4         62           --              --
                                                     ---       ----         ----            ----
TOTAL CHANGE IN UNREALIZED GAINS (LOSSES).......     $ 4       $101         $(16)           $(16)
                                                     ===       ====         ====            ====






--------


(1) The net investment gains (losses) included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company's policy (see Note 2 -- Significant Accounting Policies).



                                                                      2009
                                       -----------------------------------------------------------------
                                       U.S. TREASURY,                           RESIDENTIAL
                                         AGENCY AND                              MORTGAGE-      ASSET-
                                         GOVERNMENT        U.S.      FOREIGN       BACKED       BACKED
                                         GUARANTEED     CORPORATE   CORPORATE    SECURITIES   SECURITIES
                                       --------------   ---------   ---------   -----------   ----------
UNREALIZED GAINS (LOSSES) RELATING TO
  LEVEL 3 ASSETS STILL HELD
EARNINGS :
  Total gains (losses)
     (realized/unrealized)
  Included in earnings:
       Net investment gains
          (losses)...................        $--           $--         $--          $--          $ --
       Net investment income.........         --            --          --           --             1
       Net revenue from reinsurance..         --            --          --           --            --
       Interest credited to
          policyholders' account
          balances...................         --            --          --           --            --
     Other comprehensive
       gains/(losses)................         (1)           19          47            1           (18)
                                             ---           ---         ---          ---          ----
TOTAL CHANGE IN UNREALIZED GAINS
  (LOSSES)...........................        $(1)          $19         $47          $ 1          $(17)
                                             ===           ===         ===          ===          ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



                                                                     2009
                                                ----------------------------------------------
                                                                         FIXED       AMOUNTS
                                                                       MATURITY    RECOVERABLE
                                                COMMON   DERIVATIVE     TRADING        FROM
                                                 STOCK     ASSETS     SECURITIES    REINSURERS
                                                ------   ----------   ----------   -----------
UNREALIZED GAINS (LOSSES) RELATING TO LEVEL 3
  ASSETS STILL HELD
EARNINGS :
  Total gains (losses) (realized/unrealized)
  Included in earnings:
       Net investment gains (losses)..........    $--        $--          $(4)         $--
       Net investment income..................     --         --            6           --
       Net revenue from reinsurance...........     --         --           --           (4)
       Interest credited to policyholders'
       account balances.......................     --         --           --           --
     Other comprehensive gains/(losses).......      2         (3)          --           --
                                                  ---        ---          ---          ---
TOTAL CHANGE IN UNREALIZED GAINS (LOSSES).....    $ 2        $(3)         $ 2          $(4)
                                                  ===        ===          ===          ===






                                                  SEPARATE            POLICYHOLDERS'
                                                   ACCOUNT    TOTAL       ACCOUNT         TOTAL
                                                   ASSETS    ASSETS      BALANCES      LIABILITIES
                                                  --------   ------   --------------   -----------
UNREALIZED GAINS (LOSSES) RELATING TO LEVEL 3
  ASSETS STILL HELD
EARNINGS :
  Total gains (losses) (realized/unrealized)
  Included in earnings:
       Net investment gains (losses)............     $41       $37         $ --            $ --
       Net investment income....................      --         7           --              --
       Net revenue from reinsurance.............      --        (4)          --              --
       Interest credited to policyholders'
          account balances......................      --        --          (79)            (79)
     Other comprehensive gains/(losses).........      --        47           --              --
                                                     ---       ---         ----            ----
TOTAL CHANGE IN UNREALIZED GAINS (LOSSES).......     $41       $87         $(79)           $(79)
                                                     ===       ===         ====            ====






--------


(1) The net investment gains (losses) included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company's policy (see Note 2 -- Significant Accounting Policies).


  DETERMINATION OF FAIR VALUES

     The Company has an established and well-documented process for determining fair value. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from third-party pricing services, the remaining un-priced securities are submitted to independent brokers for prices and lastly securities are priced using an internal pricing model. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, initial and on-going review of third-party pricing services' methodologies, back testing recent trades and monitoring of trading volumes, new issuance activity and other market activities.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     For Level 1 investments, valuations are generally based on observable inputs that reflect quoted prices for identical assets in active markets.

     The fair value for Level 2 and Level 3 valuations are generally based on a combination of the market and income approach. The market approach generally utilizes market transaction data for the same or similar instruments, while the income approach involves determining fair values from discounted cash flow methodologies.

     The following represents a summary of significant valuation techniques for assets and liabilities used to determine fair value, as well as the general classification of such instruments pursuant to the valuation hierarchy.

LEVEL 1 MEASUREMENTS

  EQUITY SECURITIES

     These securities are comprised of certain exchange traded U.S. and foreign common stock. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  SEPARATE ACCOUNT ASSETS

     These assets are comprised of actively traded open-ended mutual funds with a daily NAV and equity securities. The NAV can be observed by redemption and subscription transactions between third-parties, or may be obtained from fund managers. Equity securities are generally traded on an exchange.

LEVEL 2 MEASUREMENTS

  FIXED MATURITY AVAILABLE-FOR-SALE AND TRADING SECURITIES

     The fair value of fixed maturity securities is obtained from third-party pricing services and internal pricing models. Vendors generally use a discounted cash-flow model or a market approach. Typical inputs used by these pricing sources include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds, which the Company has determined are observable prices.

     If the price received from third-party pricing services does not appear to reflect market activity, the Company may challenge the price. Where the vendor updates the price to be consistent with the market observations, the security remains a Level 2.


     Private placement securities are primarily priced by internally developed discounted cash flow models. These models use observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for the private placement based upon internal analysis. The liquidity premium is based upon observable transactions, while the maturity and rating adjustments are based upon data obtained from Bloomberg.


     While the Company generally considers the public bond spreads, which are based on vendor prices, to be observable inputs, an evaluation is made of the similarities of private placements with the public bonds to determine whether the spreads utilized would be considered observable inputs for the private placement being valued. Examples of procedures performed include, but are not limited to, initial and on-going review of third-party pricing services' methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes, new issuance activity and other market activities.

     For certain private placements, which are below investment grade and not part of the Bloomberg data, the adjustments for maturity rating and liquidity are calculated by the analyst. If the impact of the liquidity adjustment is not significant to the overall value of the security, it is classified as Level 2.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     For certain short-term investments, amortized cost is used as the best estimate of fair value.

  EQUITY SECURITIES

     These securities are valued using the market approach in which market quotes are available but are not considered actively traded. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

  SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL

     Due to the short-term nature (generally one month) of this investment, the asset's carrying value approximates fair value.

  DERIVATIVE ASSETS AND LIABILITIES

     The fair value of these derivative instruments is generally derived through valuation models, which utilize observable market data. The market factors which have the most significant impact on the fair value of these instruments are U.S. swap rates and the exchange value of the U.S. dollar.

     Over-the-counter ("OTC") derivatives are privately negotiated financial contracts. OTC derivatives are valued using models based on actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation model inputs include contractual terms, market prices, yield curves, credit curves, and for options such as caps, floors and swaptions, measures of volatility. For OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, model inputs are observable in the market for substantially the full term and can be verified.

     Valuations of OTC derivatives are adjusted for non-performance risk. The Company uses default estimates implied by CDS spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate. The non-performance risk adjustment is applied only to the uncollateralized portion of the OTC derivative assets and liabilities. OTC derivative contracts are executed under master netting arrangements with counterparties with a CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties should either party suffer a credit-rating deterioration. The vast majority of the Company's derivative agreements are with highly rated major international financial institutions.

  CASH EQUIVALENTS

     These include treasury bills, commercial paper and other highly liquid instruments. These instruments are generally not traded in active markets, however their fair value is based on observable inputs. The prices are either from a pricing vendor or amortized cost is used as the best estimate of fair value.

  SEPARATE ACCOUNT ASSETS

     These are investments primarily related to investments in privately placed corporate bonds, mortgage-backed securities, commercial mortgages and equities, as well as publicly traded investment grade corporate bonds, high-yield bonds and treasury bonds. These separate account assets are valued and assigned within the fair value hierarchy, consistent with the methodologies described herein for similar financial instruments held within the general account of the Company.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


LEVEL 3 MEASUREMENTS

  FIXED MATURITY AVAILABLE-FOR-SALE AND TRADING SECURITIES

     The valuation techniques for most Level 3 fixed maturity securities are generally the same as those described in Level 2, however, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs.

     If the price received from third-party pricing services does not appear to reflect market activity, the Company may challenge the price. For securities which go through this formal price challenge process, if the vendor does not update the price, a non-binding broker quote, another vendor price or current methodology is used to support the fair value instead. The Company also uses non-binding broker quotes to fair value certain bonds, when the Company is unable to obtain prices from third-party vendors.

     Private placement securities where adjustments for liquidity are considered significant to the overall price are classified as Level 3.

  EQUITY SECURITIES

     These securities include equity investments with privately held entities, including a government organization, where the prices are derived from internal valuations or the Company's private placement models since the securities are not actively traded in an active market.

  SEPARATE ACCOUNT ASSETS

     Separate account assets are primarily related to limited partnership investments that are restricted with respect to transfer or withdrawals. The limited partnerships are valued based on the latest NAV received if applicable, or an estimate of fair value provided by the investment manager.

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances consist of embedded derivatives bifurcated from host contracts. Included are the embedded derivatives for GMAB contracts.

     The fair values of GMAB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using the swap rate plus a spread based upon the Company's medium term notes. The spread reflects the market's perception of the Company's non-performance risk. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders' account balances has been reflected within Level 3 in the fair value hierarchy.

NON-RECURRING FAIR VALUE MEASUREMENTS

     Assets and liabilities measured at fair value on a non-recurring basis include mortgage loans, which are described in detail below.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The following table represents certain assets measured at estimated fair value during the period and still held as of December 31, 2010 (in millions):




                                                      FAIR VALUE MEASUREMENT AS OF
                                                           DECEMBER 31, 2010
                                                  -----------------------------------
                                                  LEVEL 1   LEVEL 2   LEVEL 3   TOTAL
                                                  -------   -------   -------   -----
Mortgage loans..................................    $--       $--       $(39)    $(39)







                                                      FAIR VALUE MEASUREMENT AS OF
                                                           DECEMBER 31, 2009
                                                  -----------------------------------
                                                  LEVEL 1   LEVEL 2   LEVEL 3   TOTAL
                                                  -------   -------   -------   -----
Mortgage loans..................................    $--       $--       $(40)    $(40)



     The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized. Estimated fair values for impaired loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent on the estimated fair value of the underlying collateral or the present value of the expected future cash flows. Impairments to estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

  FAIR VALUE OF OTHER FINANCIAL INSTRUMENTS

     Authoritative guidance related to financial instruments requires disclosure of fair value information of financial instruments whether or not fair value is recognized in the Consolidated Balance Sheet, for which it is practicable to estimate fair value.

     The carrying value and estimated fair value of instruments not otherwise disclosed in Notes 4, 11 and 13 of Notes to the Consolidated Financial Statements at December 31, 2010 and 2009 are presented below (in millions):




                                                        2010                        2009
                                             -------------------------   -------------------------
                                             CARRYING   ESTIMATED FAIR   CARRYING   ESTIMATED FAIR
                                               VALUE         VALUE         VALUE         VALUE
                                             --------   --------------   --------   --------------
ASSETS
Mortgage loans.............................   $ 5,805       $ 6,143       $ 5,779       $ 5,688
Collateralized third-party loans...........   $   273       $   290       $   351       $   384
LIABILITIES
Policyholders' account
  balances -- Investment contracts.........   $34,703       $35,005       $32,042       $32,469
Debt.......................................   $    20       $    20       $    70       $    70
Collateral received on securities lending
  and repurchase agreements................   $   461       $   461       $   461       $   461
                                              -------       -------       -------       -------




  MORTGAGE LOANS

     Fair value is determined by discounting the projected cash flow for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

  COLLATERALIZED THIRD-PARTY LOANS

     The estimated fair value for the loan portfolio is based on prevailing interest rate spreads in the market. Fair value was calculated by discounting future cash flows using prevailing interest rates on similar loans.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  POLICYHOLDERS' ACCOUNT BALANCES -- INVESTMENT CONTRACTS

     This includes supplementary contracts without life contingencies and other deposit type contracts where account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and Company specific assumptions for lapses, mortality and expenses. The cash flows were discounted using the yield on the Company's medium term notes. For funding agreements backing medium term notes, fair values were based on available market prices for the notes. For annuity certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

  DEBT

     The carrying amount of the Company's non-recourse debt and other debt approximates fair value.

  COLLATERAL RECEIVED ON SECURITIES LENDING AND REPURCHASE AGREEMENTS

     The carrying value of the liability approximates fair value since these borrowings are generally short-term in nature.


NOTE 16 --  SUPPLEMENTAL CASH FLOW INFORMATION


     Income taxes (paid) received were ($356) million, $63 million and ($14) million during 2010, 2009 and 2008, respectively.

     Total interest paid was $14 million, $13 million and $15 million during 2010, 2009 and 2008, respectively.

  NON-CASH TRANSACTIONS


     There was a non-cash capital contribution transaction of $123 million in fixed maturities for the year ended December 31, 2009. There was a non-cash capital contribution transaction of $1,207 million for the year ended December 31, 2008. The capital contributed consisted of $902 million in equity securities, $301 million in fixed maturity securities and $4 million in other assets.


     Other non-cash investing transactions were $134 million for the year ended December 31, 2010, primarily related to transfers between other invested assets, fixed maturity securities and mortgage loans. Other non-cash investing transactions were $6 million for the year ended December 31, 2009 which was related to transfers between mortgage loans and real estate. There were no other non-cash investing transactions for the year ended December 31, 2008.


NOTE 17 --  STATUTORY FINANCIAL INFORMATION


     The NAIC Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. The Company has one permitted practice related to certain separate account assets that are valued at book value instead of market value.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     A reconciliation of the Company's statutory surplus at December 31, 2010 and 2009 between NAIC SAP and practices prescribed or permitted by the Department is shown below (in millions):




                                                             2010     2009
                                                            ------   ------
Statutory Surplus, Delaware Basis.........................  $5,424   $4,998
State prescribed or permitted practices:
Presenting Universal Life and Variable Universal Life
  Separate Accounts at book value.........................     124       21
                                                            ------   ------
Statutory Surplus, NAIC SAP...............................  $5,548   $5,019
                                                            ======   ======




     Statutory net income (loss) for the years ended December 31, 2010, 2009 and 2008 was $562 million, $225 million and ($387) million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life at December 31, 2010 or 2009. As of December 31, 2010, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $1,618 million. The maximum amount of dividends that may be paid in 2011 without prior approval is $540 million.


NOTE 18 --  SUBSEQUENT EVENTS


     As of March 16, 2011, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company's books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholder's equity and of cash flow present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the "Company") at December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As disclosed in Note 14 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     As described in Note 3 to the consolidated financial statements, the Company changed its method of accounting for other-than-temporary impairments of fixed maturity investments in 2009.




/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

New York, New York

March 16, 2011